Prospectus

ML Premier Variable Universal Life
Minnesota Life Insurance Company
Minnesota Life Individual Variable Universal Life Account

Variable Universal Life Insurance Policy with Fixed Indexed Account Options

   This prospectus describes a Variable Universal Life Insurance Policy with Fixed Indexed Account Options (the "Policy") issued by Minnesota Life Insurance Company ("Minnesota Life," "we," "us," or "our"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.

   You can allocate your Policy's accumulation value to one or more Sub-Accounts of the Minnesota Life Individual Variable Universal Life Account (the "Variable Account"), each of which invests exclusively in one of the Portfolios listed below. The value of your investment in the Variable Account will vary with the investment experience of the Sub-Accounts you select. You can also allocate your Policy's accumulation value to the Guaranteed Interest Account, which credits a specific rate of interest and is part of Minnesota Life's General Account, or to one or all of four Fixed Indexed Accounts, Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account, each of which credits interest based in part upon changes in the Standard & Poor's 500(R) Composite Stock Price Index ("Index" or "S&P 500(R)"). Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account are also part of Minnesota Life's General Account. Neither the Policy nor Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account represent an investment in the stock market or any securities index.

The following Portfolios are available under the Policy:


[LOGO] Advantus/(R)/ CAPITAL MANAGEMENT

Securian Funds Trust
..Advantus Bond Fund -- Class 1 Shares
..Advantus Index 400 Mid-Cap Fund -- Class 1 Shares
..Advantus Index 500 Fund -- Class 1 Shares
..Advantus Real Estate Securities Fund -- Class 1 Shares

[LOGO](R) FRANKLIN TEMPLETON
             INVESTMENTS



Franklin Templeton Variable Insurance Products Trust
..Franklin Small Cap Value Securities Fund -- Class 1 Shares

[LOGO] i.b.botson.
       ETF allocation
           series.....

ALPS Variable Investment Trust
..Ibbotson Aggressive Growth ETF Asset Allocation Portfolio -- Class I Shares* ..Ibbotson Balanced ETF Asset Allocation Portfolio -- Class I Shares* ..Ibbotson Conservative ETF Asset Allocation Portfolio -- Class I Shares* ..Ibbotson Growth ETF Asset Allocation Portfolio -- Class I Shares*
..Ibbotson Income and Growth ETF Asset Allocation Portfolio -- Class I Shares* *These Portfolios are structured as fund of funds that invest directly in shares of underlying funds. See the section entitled "General Descriptions -- The Funds" for additional information.

[LOGO] IVY FUNDS
Variable Insurance Portfolios



Ivy Funds Variable Insurance Portfolios
..Ivy Funds VIP Asset Strategy


Vanguard(R) Variable Insurance Fund

Vanguard and the ship logo are trademarks of The Vanguard Group, Inc. ..International Portfolio
..Small Company Growth Portfolio

Please note that the Policy and the Portfolios:

      .  are not guaranteed to achieve their goals;
      .  are not federally insured;
      . are not endorsed by any bank or government agency; and . are subject to risks, including loss of the amount invested.

A PROSPECTUS FOR EACH OF THE PORTFOLIOS AVAILABLE THROUGH THE VARIABLE ACCOUNT MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY BEFORE INVESTING AND SAVE THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE POLICY, THE GUARANTEED INTEREST ACCOUNT, INDEXED ACCOUNT A, INDEXED ACCOUNT B, OPTIMIZER 1 INDEXED ACCOUNT OR OPTIMIZER 2 INDEXED ACCOUNT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

[LOGO] MINNESOTA LIFE
400 Robert Street North . St. Paul, Minnesota 55101-2098
Ph 651-665-3500 . http:/www.minnesotalife.com

DATED: MAY 1, 2013

TABLE OF CONTENTS

SUMMARY OF BENEFITS AND RISKS                                                                   1

FEE TABLES                                                                                      6

GENERAL DESCRIPTIONS                                                                           14
     Minnesota Life Insurance Company                                                          14
     Individual Variable Universal Life Account                                                14
     The Funds                                                                                 15
     Additions, Deletions or Substitutions                                                     16
     The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and
       the Fixed Loan Account                                                                  17
     Payments Made by Underlying Mutual Funds                                                  27

INFORMATION ABOUT THE POLICY                                                                   28
     Variable Universal Life Insurance                                                         28
     Policy Changes                                                                            28
     Applications and Policy Issue                                                             30
     Policy Premiums                                                                           31
     Free Look                                                                                 33
     Accumulation Value                                                                        33
     Transfers                                                                                 36

DEATH BENEFIT                                                                                  41
     Death Benefit Proceeds                                                                    41
     Death Benefit Options                                                                     42
     Effect of Partial Surrenders on the Death Benefit                                         45
     Choosing Death Benefit Options                                                            45
     Changing the Death Benefit Option                                                         45
     Increasing/Decreasing the Face Amount                                                     45
     Settlement Options                                                                        46
     Policy Loans                                                                              47
     Surrender                                                                                 51
     Partial Surrender                                                                         51
     Policy Charges                                                                            53
     Other Policy Provisions                                                                   57
     Supplemental Agreements                                                                   58

OTHER MATTERS                                                                                  69
     Federal Tax Status                                                                        69
     Tax Treatment of Policy Benefits                                                          70
     Voting Rights                                                                             75
     Compensation Paid for the Sale of Policies                                                75
     Legal Proceedings                                                                         77
     Financial Statements                                                                      77
     Registration Statement                                                                    77

STATEMENT OF ADDITIONAL INFORMATION                                                            77

APPENDIX -- GLOSSARY                                                                          A-1

SUMMARY OF BENEFITS AND RISKS

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features of the Policy. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a flexible premium variable universal life insurance policy called ML Premier VUL. As the Policy Owner, you can exercise all the rights under the Policy, including the right to change the Owner, the Beneficiary and to make other policy changes. The Policy combines both life insurance protection and the potential for the accumulation of cash values; the Policy is not suitable as a short-term investment vehicle. You can lose some or all of your money. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within 30 days after you receive it.

WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

The Policy allows for the growth of Accumulation Value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The Accumulation Value of the Policy will fluctuate with the investment performance of the Sub-Accounts of the Variable Account. You may transfer Accumulation Value among the Sub-Accounts, the Guaranteed Interest Account, or the Fixed Indexed Accounts, surrender all or part of your Accumulation Value under the Policy and take policy loans, subject to the limitations described in this prospectus. Each Policy has a Face Amount, however, the Death Benefit payable upon the death of the insured may be greater than the Face Amount, as described later in this prospectus.

We offer twelve Agreements that provide supplemental insurance benefits under the Policy: Accelerated Benefit Agreement, Early Values Agreement, Children's Term Agreement, Guaranteed Income Agreement, Guaranteed Insurability Option, Income Protection Agreement, Inflation Agreement, Long Term Care Agreement, Overloan Protection Agreement, Term Insurance Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. There is no charge for the Accelerated Benefit Agreement. The Agreements may not be available in all states.

We also offer several ways of receiving Death Benefit proceeds under the Policy, other than in a lump sum. Information concerning the settlement options available under the Policy is set forth later in this prospectus, and in the Statement of Additional Information that we will provide you upon request. See "Statement of Additional Information" section to this prospectus.

In general, under the Internal Revenue Code (the "Code"), the Death Benefit payable under a qualifying life insurance policy is excludable from the gross income of the Beneficiary, and the Owner would not be deemed to be in constructive receipt of the Accumulation Value of the Policy until there is a distribution. This means that under a qualifying life insurance policy, Accumulation Value builds up on a tax deferred basis and transfers of Accumulation Value among the available investment options under the Policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under the Code.

HOW CAN THE POLICY BE CHANGED?

The Policy allows you the flexibility to tailor your Policy to your needs at issue and to change your Policy thereafter as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the Face Amount and Death Benefit option under the Policy.

WHAT MAKES THE POLICY VARIABLE?

The Policy is called "variable" because unlike traditional whole life and universal life contracts which provide for accumulation of contract values at fixed rates determined by the insurance company, the

Accumulation Value of the Policy may be invested in the Sub-Accounts of the Variable Account. In turn, each Sub-Account invests exclusively in a corresponding Portfolio of a Fund. Thus, your Accumulation Value, to the extent invested in a Sub-Account, will vary with the positive or negative investment experience of the corresponding Portfolio.

If you seek a fixed return on your Accumulation Value, you can allocate Net Premiums and Accumulation Value to the Guaranteed Interest Account, which credits a fixed rate of interest and is part of Minnesota Life's General Account. See "The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account."

You may also allocate Net Premiums and Accumulation Value to one or more of the Fixed Indexed Accounts, Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account, each of which credits interest based in part upon changes in the S&P 500(R). The Fixed Indexed Accounts are part of Minnesota Life's General Account. See "The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account."

With the Guaranteed Interest Account and each Fixed Indexed Account, you do not bear the risk that adverse investment performance will lower your Accumulation Value invested in that Account. See "The Guaranteed Interest Account and the Fixed Loan Account" and "Fixed Indexed Account Options."

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

The Policy provides two Death Benefit options: the Level Option and the Increasing Option.

Under the Level Option, the Death Benefit is the Face Amount of the Policy. If the Level Option is in effect, the Death Benefit payable will generally not be affected by either the negative or positive investment performance of the investment options.

Under the Increasing Option, the Death Benefit equals the Face Amount of the Policy plus the Accumulation Value at the time of death of the insured. If the Increasing Option is in effect, the Death Benefit payable will reflect the investment performance of the investment options in which Accumulation Value has been invested.

In order for your Policy to be considered life insurance under Code
Section 7702, it must satisfy either the cash value accumulation test or the guideline premium test. Unless you specify otherwise, the Death Benefit qualification test for this Policy is the guideline premium test. The Death Benefit qualification test is shown on the policy data pages and cannot be changed. In order to ensure the Policy continues to satisfy the definition of life insurance under Code Section 7702, we may need to adjust the amount of Death Benefit payable under the Death Benefit option you have chosen.

DO YOU HAVE ACCESS TO YOUR ACCUMULATION VALUE?

Yes. You may transfer Accumulation Value among the available investment options, the Guaranteed Interest Account and the Fixed Indexed Accounts, subject to certain transfer restrictions. See "Transfers." You may also surrender the Policy at any time, or make a partial surrender of the Accumulation Value of the Policy after the first Policy Year. A surrender or partial surrender may have federal tax consequences. See "Federal Tax Status." A Surrender Charge may apply if you surrender the Policy, unless you have elected the Early Values Agreement. If you request a partial surrender, we will assess a Partial Surrender Transaction Charge of 2 percent of the amount withdrawn not to exceed $25.

The maximum partial surrender that you may make at any time is equal to the Accumulation Value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. We will not process a partial surrender that would cause your Policy to be disqualified as life insurance under the Code. We reserve the right to defer the payment of any amount from the Guaranteed Interest Account and any of the Fixed Indexed Accounts upon surrender or partial surrender for up to six months.

You may also borrow an amount up to your Accumulation Value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences. See "Federal Tax Status."

WHAT ARE SOME OF THE RISKS OF THE POLICY?

SUB-ACCOUNT INVESTMENT RISK. Your Accumulation Value under the Policy, to the extent invested in the Sub-Accounts of the Variable Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the Sub-Accounts may reduce your Accumulation Value under the Policy. You are also subject to the risk that the investment performance of the Sub-Accounts you select may be less favorable than that of other Sub-Accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. The Policy also offers you the opportunity to have your Accumulation Value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The Death Benefit may also increase and decrease with investment experience.

FIXED INDEXED ACCOUNTS. The interest credited under the Fixed Indexed Accounts will vary in part depending upon the investment performance of the S&P 500(R). For Indexed Account A, Indexed Account B, and the Optimizer 2 Indexed Account, if the S&P 500(R) declines or does not change in a given year, you bear the risk that no Index Credits will be added to your Accumulation Value in an Indexed Account Segment at the end of the Index Credit Term. You also bear the risk that sustained declines in the S&P 500(R) may result in Index Credits not being credited to your Accumulation Value for a prolonged period of time and you may need to increase your premium payments in order to keep the Policy in force. Conversely, if the investment performance of the S&P 500(R) exceeds the current Growth Cap for the Segment (currently 12% for Indexed Account A Segments, 7.5% for Indexed Account B Segments and 18% for Optimizer 1 Indexed Account Segments), the Index Credits credited to your Accumulation Value would be limited to the current Growth Cap multiplied by the Participation Rate which may be less than the increase in the S&P 500(R) over the Segment Term. There currently is no Growth Cap for the Optimizer 2 Indexed Account. In addition, the amount of any partial surrender or deduction of monthly policy charges from a Segment prior to the end of the Index Credit Term will not receive an Index Credit.

We manage our obligation to credit Index Credits in part by purchasing call options on the Index and by prospectively adjusting the Growth Cap on Segment Dates to reflect changes in the costs of purchasing such call options (the price of call options vary with market conditions). In certain cases, we may reduce the Growth Cap for a future Index Credit Term for any Indexed Account. If we do so, the amount of the Index Credit which you may have otherwise have received would be reduced. Although the current Growth Cap may not be less than the guaranteed minimum Growth Cap, it is within our sole discretion to set the current Growth Cap.

We may at our sole discretion change the Participation Rate for future Index Credit Terms on amounts allocated to the Optimizer 2 Indexed Account. If we do so, the amount of the Index Credit which you may have otherwise have received could be reduced. It is within our sole discretion to change the current Participation Rate for the Optimizer 2 Indexed Account, however, it will never be less than 50% or greater than 150%.

There is no guarantee that the S&P 500(R) will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index may differ from the S&P 500(R). This, in turn, may affect the Index Credits you earn.

There is no guarantee that we will continue to offer the Fixed Indexed Accounts during the entire time you own your Policy. We may discontinue offering any or all of the Fixed Indexed Accounts at any time. If we discontinue offering any or all of the Fixed Indexed Accounts, you may transfer Accumulation Value from the Fixed Indexed Accounts to any other investment options available under the Policy. If you do not do so, your Accumulation Value in the Fixed Indexed Account will be reallocated to the Guaranteed Interest Account.

Allocating Net Premiums or Accumulation Value to one or all of the Fixed Indexed Accounts is not equivalent to investing in the underlying stocks comprising the S&P 500(R). You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

If you surrender your Policy before the end of an Index Credit Term, no Index Credit will be credited to your Accumulation Value in that Index Credit Term.

POLICY TERMINATION. There is the risk that the Policy may terminate. If your Policy terminates, all of the Agreements added to the Policy will also terminate. As described in the "Termination" and "Reinstatement" sections of this prospectus, Termination will only occur when the Accumulation Value under the Policy, less the sum of any outstanding policy loans and unpaid Policy Loan Interest, is insufficient to cover the monthly charges, and the subsequent Grace Period expires without sufficient payment being made to keep the Policy in force. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding Policy loan, there may be significant adverse tax consequences to the Owner. Policy loans may also have a negative effect on a Policy's Accumulation Value, and may reduce the Death Benefit. See "Policy Premiums."

GUARANTEED INCOME AGREEMENT. You may elect the Guaranteed Income Agreement to provide for a guaranteed payment of Accumulation Value while the insured is alive. While we believe the Guaranteed Income Agreement will not cause the Policy to fail as life insurance under the Code and will take measures to ensure that it does not fail, regulatory agencies or the courts may treat the Policy's tax status differently. In addition, the tax laws may change, which could also impact the tax status of the Policy or could serve to tax the Guaranteed Income Agreement payments. Anyone contemplating exercise of the Guaranteed Income Agreement should consult a tax adviser.

INCOME PROTECTION AGREEMENT. You may add the Income Protection Agreement ("IPA") to your Policy, which provides for an irrevocable election to have a portion of the Policy death benefit payable in installments up to a 30 year period, not to extend beyond the date the insured would have reached age 95. In return, we may reduce the amount of the Policy's cost of insurance charges while the insured is alive; however, we are not required to do so. The IPA installment payments will earn interest at 1% over the payment term, which may be below the market rate of interest.

LONG TERM CARE AGREEMENT. You may add the Long Term Care ("LTC") Agreement to your Policy to provide for an acceleration of the Death Benefit in the event the insured meets the Agreement's eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. All or a portion of such payments could be taxable to the policy Owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.

OVERLOAN PROTECTION AGREEMENT. You may elect the Overloan Protection Agreement to prevent policy Termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain, and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax adviser.

RISKS ASSOCIATED WITH THE GENERAL ACCOUNT. The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

SURRENDER AND PARTIAL SURRENDERS. Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge, unless you have elected the Early Values Agreement. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the Accumulation Value and will reduce the Death Benefit and increase the risk of Termination. See "Federal Tax Status."

QUALIFICATION AS LIFE INSURANCE. We believe that a Policy issued on the basis of a standard Underwriting Class should qualify as life insurance under the Code. However, due to lack of guidance in this area, it is not clear whether a Policy issued on a sub-standard basis would qualify. A Policy may also fail to qualify as life insurance under the Code if too much premium is paid into the Policy or the diversification and investor control requirements are not met for investments in the Variable Account. Failure to qualify would mean that the death proceeds would be included in the Beneficiary's gross income for federal income tax purposes, and that the Accumulation Value is constructively received before it is actually received. Depending upon the amount of assets in and the level of estate planning undertaken with regard to the Policy Owner's estate, there is also a risk that the Death Benefit payable under this Policy may be subject to estate taxation. See the "Policy Premiums" and "Federal Tax Status".

MODIFIED ENDOWMENT CONTRACT STATUS. It is possible that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"), depending on how rapidly the Policy is funded. A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly Accumulation Value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution taken before age 59 1/2 that is included in income. See "Federal Tax Status."

FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in-force.

The Policy may also be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Sub-Account values could decline depending upon changes in the underlying funds. Depending upon the timing of withdrawals, Owners could lose all or part of their premium payments.

PORTFOLIO RISKS. A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

TRANSACTION FEES

This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.

        CHARGE                 WHEN CHARGE IS                        AMOUNT DEDUCTED
                                  DEDUCTED              GUARANTEED CHARGE         CURRENT CHARGE
  Premium Charge(1)       Upon premium               7 percent of premium     4 percent of premium
                          payment                    payment                  payment

  Policy Change           Upon change in Face        $100                     $60
  Transaction Charge      Amount, Death Benefit
                          option, or Risk Class

  Partial Surrender       Upon partial surrender     2 percent of amount      2 percent of amount
  Transaction Charge                                 surrendered, not to      surrendered, not to
                                                     exceed $25               exceed $25

  Transfer Transaction    Upon transfer              $25 for each transfer    Currently, no transfer
  Charge                                                                      transaction charge is
                                                                              assessed

  Surrender Charge        Upon policy                For the Initial Face     For the Initial Face
                          Termination or full        Amount or any Face       amount or any Face
                          surrender of the Policy    Amount increase the      Amount increase the
                          within the first ten       sum of any remaining     sum of any remaining
                          Policy Years, or within    Policy Issue Charges     Policy Issue Charges
                          the first ten years of an  for the Initial Face     for the Initial Face
                          increase in Face           Amount or the Face       amount or the Face
                          Amount                     Amount increase, as      Amount increase, as
                                                     applicable, measured     applicable, measured
                                                     from policy              from policy
                                                     Termination or full      Termination or full
                                                     surrender to the end of  surrender to the end
                                                     the ten year surrender   of the ten year
                                                     charge period            surrender charge
                                                                              period

  Optimizer 1 and 2       On the Interim             1.25% of                 1.25% of
  Index Segment           Account Transfer Date      Accumulation Value       Accumulation Value
  Charge                                             allocated to an          allocated to an
                                                     Optimizer 1 or 2         Optimizer 1 or 2
                                                     Indexed Account          Indexed Account

(1) The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to
    2.5 percent.

       PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

        CHARGE                   WHEN CHARGE IS                      AMOUNT DEDUCTED
                                   DEDUCTED             GUARANTEED CHARGE         CURRENT CHARGE
  Monthly Policy            Monthly                   $12 plus $0.0125 per    $8
  Charge                                              $1,000 of Face Amount

  Policy Issue
  Charge(1)

    Maximum                 Monthly, within the       $0.78 per $1,000 of     $0.78 per $1,000 of
    Charge(2)               first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
                            and within the first ten  Face Amount increase    Face Amount increase
                            years of an increase in
                            Face Amount

    Minimum                 Monthly, within the       $0.11 per $1,000 of     $0.11 per $1,000 of
    Charge(3)               first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
                            and within the first ten  Face Amount increase    Face Amount increase
                            years of an increase in
                            Face Amount

    Charge for Insured      Monthly, within the       $0.21 per $1,000 of     $0.21 per $1,000 of
    Age 35 in Male,         first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
    Preferred Select        and within the first ten  Face Amount increase    Face Amount increase
    Non-Tobacco Risk        years of an increase in
    Class, with             Face Amount
    Increasing Option
    death benefit

  Cost of Insurance
  Charge(4)

    Maximum                 Monthly                   $83.33 per $1,000 of    $83.33 per $1,000 of
    Charge(5)                                         Net Amount at Risk      Net Amount at Risk

    Minimum                 Monthly                   $0.015 per $1,000 of    $.005 per $1,000 of
    Charge(6)                                         Net Amount at Risk(7)   Net Amount at Risk

    Charge for Insured      Monthly                   $0.10 per $1,000 of     $0.03 per $1,000 of
    Age 35 in Male,                                   Net Amount at Risk      Net Amount at Risk
    Preferred Select
    Non-Tobacco Risk
    Class

  Mortality and             Monthly                   .075 percent of the     0
  Expense Risk Charge                                 Policy Accumulation
                                                      Value

        CHARGE                  WHEN CHARGE IS                       AMOUNT DEDUCTED
                                  DEDUCTED             GUARANTEED CHARGE           CURRENT CHARGE

  Indexed Accounts A        Monthly                 0.05 percent of           0.00 percent of
  and B Indexed                                     Accumulation Value in     Accumulation Value in
  Account Charge(8)                                 Indexed Accounts A        Indexed Accounts A
                                                    and B and in Interim      and B and in Interim
                                                    Account scheduled for     Account scheduled for
                                                    transfer to Indexed       transfer to Indexed
                                                    Accounts A and B          Accounts A and B

  Optimizer 1 and 2         Monthly                 0.20 percent of           0.06 percent of
  Indexed Account                                   Accumulation Value in     Accumulation Value in
  Charge                                            Optimizer 1 and           Optimizer 1 and
                                                    Optimizer 2 Indexed       Optimizer 2 Indexed
                                                    Accounts and in           Accounts and in
                                                    Interim Account           Interim Account
                                                    scheduled for transfer    scheduled for transfer
                                                    to Optimizer 1 and        to Optimizer 1 and
                                                    Optimizer 2 Indexed       Optimizer 2 Indexed
                                                    Accounts                  Accounts

  Cash Extra Charge(9)

    Maximum Charge          Monthly                 $100 per $1,000 of        $100 per $1,000 of
                                                    Face Amount               Face Amount

    Minimum Charge          Monthly                 $0                        $0

    Charge for Insured      Monthly                 $0.01 per $1,000 of       $0.01 per $1,000 of
    Age 35 in Male,                                 Initial Face Amount       Initial Face Amount
    Preferred Select
    Non-Tobacco Risk
    Class, Impaired
    Driving History

  Net Fixed Interest        Annually, on each       For policies in force     For policies in force
  Rate Policy Loan          Policy Anniversary,     less than ten years, 1.0  less than ten years, 1.0
  Interest Charge(10)       and upon a policy loan  percent annual rate of    percent annual rate of
                            transaction, full       interest on outstanding   interest on outstanding
                            surrender, policy       policy fixed rate loan    policy fixed rate loan
                            Termination or death    balance. For policies in  balance. For policies in
                            of the Insured          force more than ten       force more than ten
                                                    years, 0.10 percent       years, 0.10 percent
                                                    annual rate of interest   annual rate of interest
                                                    on outstanding policy     on outstanding policy
                                                    fixed rate loan balance.  fixed rate loan balance.


        CHARGE                WHEN CHARGE IS                  AMOUNT DEDUCTED
                                DEDUCTED             GUARANTEED CHARGE      CURRENT CHARGE
  Variable Rate Policy    Annually, on each       The greater of:               4.0%
  Loan Interest Charge    Policy Anniversary,
                          and upon a policy loan  (1) the published
                          transaction, full       monthly average
                          surrender, policy       (Moody's Corporate
                          Termination or death    Bond Yield Average-
                          of the Insured          Monthly Average
                                                  Corporates) as
                                                  published by Moody's
                                                  Investors Service, Inc.
                                                  or its successor for the
                                                  calendar month ending
                                                  two months prior to
                                                  the date the rate of
                                                  interest for the policy
                                                  loan is determined, and

                                                  (2) the guaranteed
                                                  interest rate for the
                                                  Guaranteed Interest
                                                  Account plus one (1)
                                                  percent per annum.

(1) The Policy Issue Charge varies based on the insured's gender, Risk Class, age, the Death Benefit Option, and Face Amount option chosen. The Policy Issue Charges shown in the table may not be representative of the charge you will pay. Your Policy's schedule page indicates your Policy Issue Charge applicable to your Policy. More information about the Policy Issue Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
(2) The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Select Risk Class, Age 80, Level Option Death Benefit.
(3) The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Tobacco Risk Class, Age 0, Level Option Death Benefit.
(4) The Cost of Insurance Charge will vary based on the insured's gender, Risk Class, and age. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy data pages of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
(5) The maximum Cost of Insurance Charge assumes the insured has the following characteristics: Male, Standard Non-Tobacco, Age 120.
(6) The minimum Cost of Insurance Charge assumes the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6.
(7) The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the policy data pages of your Policy, minus Policy Accumulation Value.
(8) The Indexed Account Charge is assessed to help cover administrative and other expenses associated with making available the Fixed Indexed Accounts.
(9) The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, Risk Class and age. The charge compensates us for providing the

    Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk as a result of an outstanding medical condition (e.g., cancer that is in remission) or an occupation or activity (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. Under most Policies, we do not assess a Cash Extra Charge. The Cash Extra Charge shown in the table may not be typical of the charge you will pay. The Policy data pages of your Policy will indicate the guaranteed Cash Extra Charge applicable to your Policy. More detailed information concerning whether a Cash Extra Charge applies is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
(10)We charge interest on Policy loans, but we also credit interest on the Fixed Loan Account value we hold as collateral on Policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of three percent (3.0 percent) and the interest credited on the Fixed Loan Account Accumulation Value, which is an annual rate of two percent (2.0 percent) for Policies held less than ten years and an annual rate of two and nine-tenths percent (2.9 percent) for Policies held more than ten years.

     CHARGE FOR             WHEN CHARGE IS               AMOUNT DEDUCTED
     AGREEMENT(1)             DEDUCTED       GUARANTEED CHARGE       CURRENT CHARGE
  Waiver of Premium
  Agreement

    Maximum                    Monthly      $0.51 per $1,000 of   $0.51 per $1,000 of
    Charge(2)                               Face Amount           Face Amount

    Minimum                    Monthly      $0.01 per $1,000 of   $0.01 per $1,000 of
    Charge(3)                               Face Amount           Face Amount

    Charge for Insured         Monthly      $0.035 per $1,000 of  $0.035 per $1,000 of
    Age 30 in Male,                         Face Amount           Face Amount
    Standard
    Non-Tobacco Risk
    Class, with
    Increasing Option
    Death Benefit
  Waiver of Charges
  Agreement

    Maximum                    Monthly      $0.38 per $1,000 of   $0.38 per $1,000 of
    Charge(4)                               Face Amount           Face Amount

    Minimum                    Monthly      $0.01 per $1,000 of   $0.01 per $1,000 of
    Charge(5)                               Face Amount           Face Amount

    Charge for Insured         Monthly      $0.025 per $1,000 of  $0.025 per $1,000 of
    Age 30 in Male,                         Face Amount           Face Amount
    Standard
    Non-Tobacco Risk
    Class, with
    Increasing Option
    Death Benefit


     CHARGE FOR              WHEN CHARGE IS                AMOUNT DEDUCTED
     AGREEMENT(1)              DEDUCTED        GUARANTEED CHARGE       CURRENT CHARGE
  Term Insurance
  Agreement

    Maximum                 Monthly           $83.33 per $1,000 of  $27.69 per $1,000 of
    Charge(6)                                 Net Amount at Risk    Net Amount at Risk

    Minimum                 Monthly           $0.015 per $1,000 of  $0.006 per $1,000 of
    Charge(7)                                 Net Amount at Risk    Net Amount at Risk

    Charge for Insured      Monthly           $0.22 per $1,000 of   $0.07 per $1,000 of
    Age 45 in Male,                           Net Amount at Risk    Net Amount at Risk
    Preferred Select
    Non-Tobacco Risk
    Class, with
    Increasing Option
    Death Benefit

  Children's Term           Monthly           $0.40 per $1,000 of   $0.40 per $1,000 of
  Agreement                                   coverage              coverage

  Overloan Protection
  Agreement

    Maximum                 Upon exercise of  7 percent of Policy   5 percent of Policy
    Charge(8)               Agreement         Accumulation Value    Accumulation Value
                                              upon exercise of      upon exercise of
                                              Agreement             Agreement

    Minimum                 Upon exercise of  7 percent of Policy   5 percent of Policy
    Charge(9)               Agreement         Accumulation Value    Accumulation Value
                                              upon exercise of      upon exercise of
                                              Agreement             Agreement
    Charge for Insured      Upon exercise of  7 percent of Policy   4 percent of Policy
    Age 75 in Male,         Agreement         Accumulation Value    Accumulation Value
    Standard                                  upon exercise of      upon exercise of
    Non-Tobacco Risk                          Agreement             Agreement
    Class

  Early Values              Monthly           0.05 percent of the   0.01 percent of the
  Agreement(10)                               Accumulation Value    Accumulation Value
                                              less Policy loan      less Policy loan

  Guaranteed
  Insurability
  Option(11)

    Maximum                 Monthly           $0.192 per $1,000 of  $0.192 per $1,000 of
    Charge(12)                                additional insurance  additional insurance
                                              coverage              coverage

    Minimum                 Monthly           $0.032 per $1,000 of  $0.032 per $1,000 of
    Charge(13)                                additional insurance  additional insurance
                                              coverage              coverage

     CHARGE FOR              WHEN CHARGE IS                 AMOUNT DEDUCTED
     AGREEMENT(1)              DEDUCTED         GUARANTEED CHARGE       CURRENT CHARGE

    Charge for Insured      Monthly           $0.044 per $1,000 of   $0.044 per $1,000 of
    Age 7 in Male,                            additional insurance   additional insurance
    Preferred                                 coverage               coverage
    Non-Tobacco Risk
    Class

  Long Term Care
  Agreement(14)

    Maximum                 Monthly           $3.619 per $1,000 of   $2.353 per $1,000 of
    Charge(15)                                long term care Net     long term care Net
                                              Amount at Risk         Amount at Risk

    Minimum                 Monthly           $0.018 per $1,000 of   $0.00625 per $1,000
    Charge(16)                                long term care Net     of long term care Net
                                              Amount at Risk         Amount at Risk

    Charge for Insured      Monthly           $0.287167 per $1,000   $0.11 per $1,000 of
    Age 55 in Male,                           of long term care Net  long term care Net
    Standard                                  Amount at Risk         Amount at Risk
    Non-Tobacco Risk
    Class

  Inflation
  Agreement(17)

    Maximum Charge          Monthly           $5.00                  $5.00

    Minimum Charge          Monthly           $0.50                  $0.50

    Current Charge for      Monthly           $0.83                  $0.83
    all Insureds
  Guaranteed Income         Upon exercise of  10 percent of Policy   5 percent of Policy
  Agreement(18)             Agreement         Accumulation Value     Accumulation Value
                                              upon exercise of       upon exercise of
                                              Agreement              Agreement

(1) The charges for the Waiver of Premium Agreement, Waiver of Charges Agreement, Term Insurance Agreement, Interest Accumulation Agreement, Guaranteed Insurability Option and Long Term Care Agreement vary based on the insured's gender, Risk Class, age, and Death Benefit option. The charge for the Overloan Protection Agreement varies based on the insured's gender, Risk Class, Age, and Accumulation Value under the Policy upon exercise of that Agreement. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the charges for the supplemental Agreements is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
(2) The maximum Waiver of Premium Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Level Option Death Benefit.
(3) The minimum Waiver of Premium Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Option Death Benefit.
(4) The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Increasing Option Death Benefit.

(5) The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Option Death Benefit.
(6) The maximum Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 99, Level Option Death Benefit.
(7) The minimum Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6, Level Option Death Benefit.
(8) The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 70.
(9) The minimum Overloan Protection Charge assumes that the insured has the following characteristics: Female, Preferred Select, Age 99.
(10) For purposes of determining the charge for this Agreement, Policy Loan Interest that has accrued, but which has not been paid or added to the Fixed Loan Account, will be included as part of the policy loan being subtracted from the Accumulation Value. The minimum and maximum charge for the Early Values Agreement is not affected by the age, Risk Class, gender or other characteristics of the insured. The minimum charge for this Agreement is also the current charge of 0.01 percent of the unloaned Accumulation Value.
(11) The charge shown for the Guaranteed Insurability Option (GIO) is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers, elected by the Policy Owner when the GIO is purchased. See the Guaranteed Insurability Option discussion in the section entitled "Policy Charges -- Charges for Agreements." The charge will apply from the date the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured's fortieth birthday). The GIO charge varies based upon the insured's gender, Risk Class, age and the amount of additional coverage layer that is elected when the GIO is purchased.
(12) The maximum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 37.
(13) The minimum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 0.
(14) The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care Net Amount at Risk and dividing by one thousand. The long term care Net Amount at Risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the Agreement. Long term care Net Amount at Risk is calculated by subtracting a portion of the Accumulation Value from the LTC amount. The portion of Accumulation Value for this calculation is found by multiplying the Accumulation Value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy Face Amount. See the Long Term Care Agreement discussion in the Section entitled "Policy Charges -- Charges for Agreements."
(15) The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 4% monthly benefit.
(16) The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2% monthly benefit.
(17) The charge shown for the Inflation Agreement is a monthly charge for the ability to increase your Policy Face Amount every three years without underwriting, based upon changes in the Consumer Price Index. See the Inflation Agreement discussion in the section entitled "Policy Charges -- Charges for Agreements." The charge will apply from the date the Inflation

     Agreement is added to the policy until the date the Inflation Agreement terminates. The Inflation Agreement charge is the same for all genders, Risk Classes, and Ages.
(18) The Guaranteed Income Agreement Charge is the same for all genders, Risk Classes and Ages.
* Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.

               TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS/(1)/

The next table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2012. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.(2)

                                    CHARGE                                        MINIMUM MAXIMUM(3)
  Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets include management fees, distribution [and/or service]
  (12b-1) fees, and other expenses)                                                0.25%     1.01%

(1) The table showing the range of expenses for the Portfolios takes into account the expenses of the Ibbotson ETF Asset Allocation Portfolios, each of which is a "fund of funds." "Fund of funds" Portfolios purchase shares of other funds, each of which are referred to as an "Acquired Fund." A "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In the case of the Ibbotson ETF Asset Allocation Portfolios, the Acquired Funds are exchange traded funds of ETFs. In determining the range of the Portfolio expenses, we have taken into account the information received from Ibbotson on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by any of the Ibbotson ETF Asset Allocation Portfolios as a result of its investment in shares of one or more Acquired Funds. See the prospectuses for the Ibbotson ETF Asset Allocation Portfolios for a presentation of the applicable Acquired Fund fees and expenses.
(2) If the Policy Owner is deemed to have engaged in "market-timing" the Funds may assess redemption fees. See "Market-Timing and Disruptive Trading."
(3) The minimum and maximum Total Annual Portfolio Company Operating Expense figures in the above table do not reflect the effect of any fee waiver or expense reimbursement arrangement.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our Home Office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

On June 11, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Variable Account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Account. The Variable Account meets the definition of a "separate account" under the federal securities laws.

We are the legal Owner of the assets in the Variable Account. Minnesota Life is obligated to pay all amounts promised to Policy Owners and Beneficiaries under the Policies. The Minnesota law under which the Variable Account was established provides that the assets of the Variable Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Variable Account was established. The investment performance of the Variable Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Account currently has 13 Sub-Accounts to which you may allocate Net Premiums. Each Sub-Account invests in shares of a corresponding Portfolio of the Funds.

THE FUNDS

Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.

NOTE: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

                                                      INVESTMENT                               INVESTMENT
            FUND/PORTFOLIO                     ADVISER AND SUB-ADVISER                         OBJECTIVE
            --------------                      -----------------------                        ----------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value Securities     Franklin Advisory Services, LLC         Seeks long term total return.
Fund, Class 1 Shares
ALPS VARIABLE INVESTMENT TRUST
Ibbotson Aggressive Growth ETF Asset    ALPS Advisors, Inc.                     Seeks capital appreciation.
Allocation Portfolio -- Class I Shares  Sub-Adviser: Ibbotson Associates, Inc.

Ibbotson Balanced ETF Asset Allocation  ALPS Advisors, Inc.                     Seeks capital appreciation and some
Portfolio -- Class I Shares             Sub-Adviser: Ibbotson Associates, Inc.  current income.

Ibbotson Conservative ETF Asset         ALPS Advisors, Inc.                     Seeks current income and preservation
Allocation Portfolio -- Class I Shares  Sub-Adviser: Ibbotson Associates, Inc.  of capital.

Ibbotson Growth ETF Asset Allocation    ALPS Advisors, Inc.                     Seeks capital appreciation.
Portfolio -- Class I Shares             Sub-Adviser: Ibbotson Associates, Inc.

Ibbotson Income and Growth ETF Asset    ALPS Advisors, Inc.                     Seeks current income and capital
Allocation Portfolio -- Class I Shares  Sub-Adviser: Ibbotson Associates, Inc.  appreciation.
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
Ivy Funds VIP Asset Strategy            Waddell & Reed Investment               Seeks high total return over the long
                                        Management Co.                          term.
SECURIAN FUNDS TRUST
Advantus Bond Fund -- Class 1 Shares    Advantus Capital Management, Inc.       Seeks high level of long term total rate
                                                                                of return as is consistent with prudent
                                                                                investment risk; preservation of capital
                                                                                is a secondary objective.

                                                       INVESTMENT                              INVESTMENT
            FUND/PORTFOLIO                       ADVISER AND SUB-ADVISER                        OBJECTIVE
            --------------                       -----------------------                        ----------

Advantus Index 400 Mid-Cap Fund --       Advantus Capital Management, Inc.        Seeks investment results generally
Class 1 Shares                                                                    corresponding to the aggregate price
                                                                                  and dividend performance of publicly
                                                                                  traded stocks that comprise the
                                                                                  Standard & Poor's 400 MidCap Index
                                                                                  (the S&P 400).
Advantus Index 500 Fund -- Class 1       Advantus Capital Management, Inc.        Seeks investment results that
Shares                                                                            correspond generally to the price and
                                                                                  yield performance of common stocks
                                                                                  included in the Standard & Poor's 500
                                                                                  Composite Stock Price Index (the S&P
                                                                                  500).

Advantus Real Estate Securities Fund --  Advantus Capital Management, Inc.        Seeks above average income and long
Class 1 Shares                                                                    term growth of capital.
VANGUARD(R) VARIABLE INSURANCE FUND
International Portfolio                  Schroder Investment Management           Seeks long term capital appreciation.
                                         North America, Inc. and Baillie Gifford
                                         Overseas Ltd

Small Company Growth Portfolio           Granahan Investment Management,          Seeks long term capital appreciation.
                                         Inc. and Grantham, Mayo, Van
                                         Otterloo & Co. LLC


ADDITIONS, DELETIONS OR SUBSTITUTIONS
We reserve the right to add, combine or remove any Sub-Accounts of the Variable Account and to transfer the assets of one or more Sub-Accounts to any other Sub-Account as permitted by law. Each additional Sub-Account will purchase shares in a new Portfolio or mutual fund. Such Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the Sub-Accounts of the Variable Account. New investment options will be made available to existing Policy Owners as we determine in our sole discretion.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a Sub-Account. Substitution may be made with respect to existing Accumulation Values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Account under the 1940 Act, to restrict or eliminate any voting rights of the Policy Owners, to combine the Variable Account with one or more of our other separate accounts, operate the Variable Account or a Sub-Account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Variable Account, and make any changes to the

Variable Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts issued by Minnesota Life and by other affiliated and unaffiliated life insurance companies, and as investment medium to fund plan benefits for participating qualified plans. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such Policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's board of directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of Policy Owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

THE GUARANTEED INTEREST ACCOUNT, THE FIXED INDEXED ACCOUNTS AND THE FIXED LOAN ACCOUNT

The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish.

Because of exemptive and exclusionary provisions, interests in our General Account have not been registered as securities under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interests in the Fixed Indexed Accounts have not been registered with the SEC. Minnesota Life believes that there are sufficient insurance elements and guarantees with respect to interests in the Fixed Indexed Accounts to qualify for an exemption from registration under the federal securities laws under
Section 3(a)(8) of the Securities Act of 1933. With respect to the Fixed Indexed Accounts, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1) - (3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of our General Account for the specific benefit of policies of this class. Allocations to the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account. Policy Owners do not share in the actual investment experience of the assets in our General Account.

INVESTORS LOOK TO THE FINANCIAL STRENGTH OF THE INSURANCE COMPANY FOR ITS INSURANCE GUARANTEES. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

You may allocate a portion or all of the Net Premiums or transfer Accumulation Value from the Sub-Accounts of the Variable Account to accumulate at a fixed rate of interest in the Guaranteed Interest Account. We guarantee such amounts as to principal and a minimum rate of interest. You may also allocate all of the Net Premiums or transfer Accumulation Value to the Fixed Indexed Accounts.

Transfers among and between the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account are subject to certain limitations with respect to timing and amount. These limitations are described under the "Transfers" section of this prospectus.

GUARANTEED INTEREST ACCOUNT. We bear the full investment risk for amounts allocated to the Guaranteed Interest Account and guarantee that interest credited to each Owner's Accumulation Value in the Guaranteed Interest Account will not be less than an annual rate of interest of 2 percent without regard to the actual investment experience of the Guaranteed Interest Account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to credit interest in excess of 2 percent per year, and may not do so. Any interest credited on the Policy's Accumulation Value in the Guaranteed Interest Account in excess of the guaranteed minimum interest rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum interest rate.

FIXED INDEXED ACCOUNTS. Each Fixed Indexed Account is comprised of Segments. A Segment is established when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date, transfer Accumulation Value from the Interim Account to a Fixed Indexed Account on an Interim Account Transfer Date or rollover Accumulation Value from a prior Segment to a new Segment. Each Segment has a duration of one year, known as an Index Credit Term.

We do not allow additional allocations of Net Premium or Accumulation Value to a Segment during the Index Credit Term and you may not transfer Accumulation Value from a Segment to any other Investment Option under the Policy until the end of an Index Credit Term. At the end of an Index Credit Term, we will automatically transfer your Accumulation Value in the Segment to a new Segment in the same Fixed Indexed Account unless you have instructed us to transfer the Accumulation Value to one or more other Investment Options available under the Policy prior to the end of the Index Credit Term.

We credit interest to your Accumulation Value in each Segment, known as an Index Credit. At the end of an Index Credit Term, we credit an Index Credit based in part on any positive change in the S&P 500(R), excluding dividends, over the Index Credit Term. We do not credit negative interest to Accumulation Value in a Segment, which means that if there is a negative change in the value of S&P 500(R) over the Index Credit Term, we will not reduce your Accumulation Value in that Segment to reflect the negative change in the S&P 500(R). However, in that case, we will also not credit any Index Credit to your Accumulation Value in the Segment. The Optimizer 1 Indexed Account has a Growth Floor of 1%, meaning that for changes in the Index that are less than 1%, we will multiply the Growth Floor of 1% by the Participation Rate to determine the Index Credit rate. We will then multiply the Index Credit rate by your Accumulation Value in the Segment at the end of the Index Credit Term to determine the amount of the Index Credit. All other Fixed Indexed Account options have a Growth Floor of zero.

Each Segment is subject to a Participation Rate. The Participation Rate is a percentage of a positive change in the S&P 500(R) or the Growth Cap that we use to calculate Index Credits that we credit your Accumulation Value in a Segment. The Participation Rates for Segments in the Fixed Indexed Accounts are as follows:

                                                           GUARANTEED MINIMUM
   FIXED INDEXED ACCOUNT        CURRENT PARTICIPATION RATE PARTICIPATION RATE
   ---------------------        -------------------------- ------------------
   Fixed Indexed Account A.....            100%                   100%
   Fixed Indexed Account B.....            140%                   140%
   Optimizer 1 Indexed Account.            100%                   100%
   Optimizer 2 Indexed Account.             90%                    50%

The Growth Cap is the highest positive percentage change in the value of the S&P 500(R) over an Index Credit Term that we will use in determining the amount of an Index Credit. If the actual positive percentage change in value of the S&P 500(R) over the Index Credit Term is higher than the Growth Cap, we will use the Growth Cap to determine the Index Credit. In that case, we will multiply the Growth Cap by the Participation Rate to determine the Index Credit rate. We will then multiply the Index Credit rate by your Accumulation Value in the Segment at the end of the Index Credit Term to determine the amount of the Index Credit. If the positive percentage change in value of the S&P 500(R) is less than the Growth Cap and more than the Growth Floor, we would use the percentage change in value of the S&P 500(R) to determine the Index Credit rate and Index Credit.

The Growth Cap for new Segments in each Fixed Indexed Account is subject to change at the Company's discretion, however, once we set the Growth Cap for a Segment, that Growth Cap will not change for the duration of the Index Credit Term. We guarantee that the Growth Cap for Fixed Indexed Account A will not be lower than a 2% annual interest rate, the Growth Cap for Fixed Indexed Account B will not be lower than a 1.43% annual interest rate, the Growth Cap for the Optimizer 1 Indexed Account will not be lower than a 4% annual interest rate and the Growth Cap for the Optimizer 2 Indexed Account will not be lower than a 6% annual interest rate. The current Growth Caps for Segments in the Fixed Indexed Accounts are as follows:

                FIXED INDEXED ACCOUNT        CURRENT GROWTH CAP
                ---------------------        ------------------
                Fixed Indexed Account A.....          12%
                Fixed Indexed Account B.....         7.5%
                Optimizer 1 Indexed Account.          18%
                Optimizer 2 Indexed Account.        None

We will notify you in your Annual Report or by other written notice of the Growth Cap and Participation Rate for new Segments beginning after the date of the Annual Report.

The way we calculate Index Credits is different from the way Accumulation Value allocated to the Variable Account, such as the Advantus Index 500(R) Fund Sub-Account, is calculated. The Advantus Index 500(R) Fund Sub-Account invests in the Advantus Index 500(R) Fund, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500(R) Index. Accumulation value allocated to the Advantus Index 500(R) Fund Sub-Account is valued daily based on the net asset value of the underlying Advantus Index 500(R) Fund. The Advantus Index 500(R) Fund Sub-Account reflects changes in the net asset value of the underlying Advantus Index 500(R) Fund.

Conversely, the Fixed Indexed Accounts are part of the Company's General Account. Investment of General Account assets is at Minnesota Life's sole discretion, subject to applicable law and regulation. Index Credits credited to Segments in any of the Fixed Indexed Account are linked to the performance of the S&P 500(R) (without dividends). We use a one-year point-to-point interest crediting strategy that credits interest based on the percentage change in value of the S&P 500(R) (without dividends) between two points in time over a one year period, the Index Credit Term, or the Growth Cap, subject to a Participation Rate, as described above.

Except for the Optimizer 1 Indexed Account, there is no guarantee that any Index Credit will be credited to your Accumulation Value in a Segment at the end of an Index Credit Term.

EXAMPLES. Set forth below is a set of examples for each Indexed Account option that shows how we calculate Index Credits.

INDEXED ACCOUNT A

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX

Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 12%, or 0.12;

  .  The Participation Rate for the Segment is 100%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                               1,050 - 1,000
                       -----------------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (12.00%) by the Participation Rate (100%). In this case, the result is lower than the Growth Cap, so we multiple the result (5.00%) by the Participation Rate (100%) to determine the Index Credit rate (5.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (5.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           5.00% X $10,000  =   $500

The Segment earned a $500.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,500 ($10,000 + $500).

EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS GROWTH CAP

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                               1,200 - 1,000
                       -----------------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (12.00%) by the Participation Rate (100%). In this case, the result is higher than the Growth Cap, so we multiple the Growth Cap (12.00%) by the Participation Rate (100%) to determine the Index Credit rate (12.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (12.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                         12.00% X $10,000  =   $1,200

The Segment earned a $1,200 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,200 ($10,000 + $1,200).

EXAMPLE 3:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                               700 - 1,000
                       ---------------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

INDEXED ACCOUNT B

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX

Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 7.5%, or 0.075;

  .  The Participation Rate for the Segment is 140%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (1,050 - 1,000)
                      -------------------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (7.50%) by the Participation Rate (140%). In this case, the result is lower than the Growth Cap, so we multiple the result (5.00%) by the Participation Rate (140%) to determine the Index Credit rate (7.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (7.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           7.00% X $10,000  =   $700

The Segment earned a $700.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,700 ($10,000 + $700).

EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS GROWTH CAP

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (1,200 - 1,000)
                      -------------------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (7.50%) by the Participation Rate (140%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (7.50%) by the Participation Rate (140%) to determine the Index Credit rate (10.50%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (10.50%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                          10.5% X $10,000  =   $1,050

The Segment earned a $1,050 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,050 ($10,000 + $1,050).

EXAMPLE 3: INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (700 - 1,000)
                      -----------------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

OPTIMIZER 1 INDEXED ACCOUNT

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX

Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 18%, or 0.18;

  .  The Growth Floor for the Segment is 1%, or 0.01;

  .  The Participation Rate for the Segment is 100%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,050 - 1,000
                           ---------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (18.00%) by the Participation Rate (100%). In this case, the result is lower than the Growth Cap, so we multiply the result (5.00%) by the Participation Rate (100%) to determine the Index Credit rate (5.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit Rate (5.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           5.00% X $10,000  =   $500

The Segment earned a $500.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,500 ($10,000 + $500).

EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS GROWTH CAP

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,200 - 1,000
                           ---------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (18.00%) by the Participation Rate (100%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (18.00%) by the Participation Rate (100%) to determine the Index Credit rate (18.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (18.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                         18.000% X $10,000  =   $1,800

The Segment earned a $1,800 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,800 ($10,000 + $1,800).

EXAMPLE 3:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                           700 - 1,000
                           -------------=   -30.00%
                              1,000

Second, we multiply the greater of the result (-30.00%) and the Growth Floor (1.00%) by the Participation Rate (100%). In this case, the result is less than the Growth Floor, so we multiply the Growth Floor (1.00%) by the Participation Rate (100%) to determine the Index Credit rate (1.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (1.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           1.00% X $10,000  =   $100

The Segment earned a $100 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,100 ($10,000 + $100).

OPTIMIZER 2 INDEXED ACCOUNT

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the Segment is not subject to a Growth Cap. The second example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  INDEX INCREASES

ASSUMPTIONS:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Participation Rate for the Segment is 90%;

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000; and

  .  The Segment is not subject to a Growth Cap.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,050 - 1,000
                           ---------------=   5.00%
                               1,000

Second, we multiply the result (5.00%) by the Participation Rate (90%) to determine the Index Credit rate (4.50%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit Rate (4.50%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           4.50% X $10,000  =   $450

The Segment earned a $450.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,450 ($10,000 + $450).

EXAMPLE 2:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                           700 - 1,000
                           -------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

GUARANTEED MINIMUM ACCUMULATION VALUE. The Policy has a guaranteed minimum Accumulation Value that is available upon Termination or surrender of the Policy, the death of the insured, or maturity. We calculate the guaranteed minimum Accumulation Value for the Policy by crediting interest on the Accumulation Value in the Guaranteed Interest Account, the Interim Account, and Fixed Indexed Accounts, on a daily basis at a minimum annual rate of interest of 2%. Deductions for current monthly Policy charges, excluding the Indexed Account Charge and the Index Segment Charge, will reduce the guaranteed minimum Accumulation Value. In addition, partial surrenders from and transfers of Accumulation Value out of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value. A partial surrender of Accumulation Value from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount withdrawn. Likewise, a transfer of Accumulation Value out of the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount transferred.

We will assess the Partial Surrender Transaction Charge and the Transfer Transaction Charge against the Policy's Accumulation Value in the same order as we assess other charges against Accumulation Value. This means that the guaranteed minimum Accumulation Value will only be affected by the Partial Surrender Transaction Charge and the Transfer Transaction Charge if the transfer occurs from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. See "Deduction of Accumulation Value Charges."

We use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable on the death of the Insured, any amount payable upon Surrender of the Policy, upon Termination or maturity where the guaranteed minimum Accumulation Value exceeds the Accumulation Value under the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. For purposes of calculating the Death Benefit or Surrender Value or amount payable upon Termination or maturity, we compare the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options against the Accumulation Value in each of those Accounts. Where the guaranteed minimum Accumulation Value exceeds the Accumulation Value in the investment option at the date of death of the insured, surrender, Termination or maturity of the Policy, we use the guaranteed minimum Accumulation Value to calculate the death benefit payable, surrender value of the Policy or amount payable upon Termination or maturity. Conversely, where the guaranteed minimum Accumulation Value is less than the Accumulation Value in the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options, we will use the Accumulation Value to calculate the Death Benefit payable, surrender value of the Policy or amount payable upon

Termination or maturity. We will not use the guaranteed minimum Accumulation Value to calculate any other values under the Policy, including amounts available for policy loan or partial surrender.

The guaranteed minimum Accumulation Value will not extend the time Your Policy remains in force in the event of Policy Termination. In that event, we will send you the remaining guaranteed minimum Accumulation Value, less any outstanding Policy loan, Policy loan interest due, and any surrender charge that may apply, in the form of cash. If the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account or Fixed Indexed Account is less than the Accumulation Value for that option, we will not pay you any amount for that General Account option upon Termination of the Policy. The amount of cash you will receive upon Policy Termination will be the sum of the excess of the guaranteed minimum Accumulation Value over the Accumulation Value for each of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options.

EXAMPLE: The example below compares the calculation of the guaranteed minimum Accumulation Value and the Accumulation Value under Fixed Indexed Account A over a five year period.

------------------------------------------------------------------------------------------------------------

                          Fixed Indexed Account Information

      Participation Rate:            100%
      Growth
      Cap                             12%   (assumed constant over 5 year period)
      ------------------------------------------------------------------------------------------------------
                                                                                                Greater of
                                                                                   Guaranteed  Fixed Indexed
                                                                                    Minimum     Account and
        Annual                                                                    Accumulation  Guaranteed
      Increase in                                                    Accumulation Value (using    Minimum
       External                 Segment   Accumulation Value  Index  Value After  2% Interest  Accumulation
Year    Index      Growth Cap Growth Rate Before Index Credit Credit Index Credit   Credit)        Value

 1       -10%          12%        -10.00%          880           -        880          899           899

 2       -15%          12%        -15.00%        1,760           -      1,760        1,815         1,815

 3       10%           12%         10.00%        2,640         264      2,904        2,750         2,904

 4       16%           12%         12.00%        3,784         454      4,238        3,704         4,238

 5       20%           12%         12.00%        5,118         614      5,732        4,677         5,732
------------------------------------------------------------------------------------------------------------

Under the above example, if the insured were to die or the Owner were to surrender the Policy in the first two years, we would use the guaranteed minimum Accumulation Value to calculate the death benefit payable or Surrender Value of the Policy since in each of those years the guaranteed minimum Accumulation Value would exceed the Accumulation Value in Fixed Indexed Account
A. We would also use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable or Surrender Value of the Policy in the third year prior to the end of the Index Credit Term since the guaranteed minimum Accumulation Value would also exceed the Accumulation Value in Fixed Indexed Account A up to that point. Remember, we credit Index Credits only at the end of the Index Credit Term. After the end of the Index Credit Term in year three and for years four and five, the Accumulation Value in Fixed Indexed Account A would exceed the guaranteed minimum Accumulation Value. For those years, we would use the Accumulation Value in Fixed Indexed Account A to calculate the death benefit payable or Surrender Value of the Policy.

The example below shows the impact on both the guaranteed minimum Accumulation Value and the Accumulation Value under the Fixed Indexed Accounts when a partial surrender is requested.

EXAMPLE. In this example, a partial surrender is taken at the end of the second year where all of the Fixed Indexed Account Accumulation Value is withdrawn in the partial surrender of the Policy. This may occur only if there is sufficient Accumulation Value in the other Accounts to prevent the Policy from terminating. Since our policy is to take the partial surrender transaction charge from the remaining Accounts in the order specified for Accumulation Value Charges, the charge is ignored for purposes of this example. Using the values in the prior example shown above, if all of the Fixed

Indexed Account Accumulation Value of $1,760 is surrendered, the Fixed Indexed Account Accumulation Value will equal $0 and the guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts will equal $55 ($1,815 of guaranteed minimum Accumulation Value less $1,760 of Accumulation Value withdrawn). Assuming at least one other Account has sufficient Accumulation Value to prevent the Policy from terminating, we will continue to credit interest at the guaranteed minimum rate on the remaining guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts of $55 while the Policy remains in force. We will use the Fixed Indexed Account guaranteed minimum Accumulation Value of $55 plus accrued interest at the guaranteed minimum rate, as well as any additional guaranteed minimum Accumulation Value related to the Guaranteed Interest or the Interim Accounts, to compute surrender proceeds if the Policy is surrendered, to pay You in cash if the Policy terminates or to calculate the Death Benefit if the insured dies.

EXAMPLE. In the following example we illustrate the impact of the guaranteed minimum Accumulation Value when the Policy terminates. This example assumes the Policy Owner has allocated amounts to both the Guaranteed Interest Account and one or more of the Fixed Indexed Accounts while the Policy was in force, there are no outstanding Policy loans and no Surrender charges apply. The Policy terminates with the following Accumulation Value and guaranteed minimum Accumulation Value for the Guaranteed Interest Account and the Fixed Indexed
Accounts:

                                                       GUARANTEED MINIMUM
       ACCOUNT                      ACCUMULATION VALUE ACCUMULATION VALUE
       -------                      ------------------ ------------------
       Guaranteed Interest Account.         $0                $15
       Fixed Indexed Accounts......         $0                $55
                                            --                ---
          Total....................         $0                $70
                                            ==                ===

Since the Policy Accumulation Value of $0 is insufficient to pay the next monthly Policy charges, the Policy will terminate. When this occurs, we will send the Policy owner a check for the total amount of the guaranteed minimum Accumulation Value, or $70. Since there are no outstanding Policy loans, no Policy loan interest is due, and no surrender charges apply, you would receive the entire $70 in the form of cash.

FIXED LOAN ACCOUNT VALUE. We bear the full investment risk for amounts allocated to the Fixed Loan Account. The Fixed Loan Account Accumulation Value is the sum of all fixed interest rate policy loans, less all fixed interest rate policy loan repayments. This amount will be increased by any Fixed Loan Account interest and reduced by any Fixed Loan Account interest allocated to the Guaranteed Interest Account, the Fixed Indexed Accounts or the Variable Account. The Fixed Loan Account Accumulation Value will be credited daily with an annual rate of interest of not less than 2 percent. Any interest credited on the Policy's Accumulation Value in the Fixed Loan Account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

We pay the costs of selling Policies, some of which are described in more detail in the "Compensation Paid for the Sale of Policies" section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. The 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Variable Account.

In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Variable Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Account aggregates such transactions through the Variable Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of fund assets held in the Variable Account.

INFORMATION ABOUT THE POLICY

VARIABLE UNIVERSAL LIFE INSURANCE

This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the Face Amount and Planned Premium subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE. Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or Death Benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific Death Benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the Initial Minimum Premium (shown on your policy data pages). The amount of the Initial Minimum Premium will depend on the Policy's Initial Face Amount, the Death Benefit option selected; the insured's Age at issue, gender, risk classification and any additional benefit Agreements chosen. The minimum Initial Face Amount is $100,000.

POLICY CHANGES

The Policy allows you to change the Face Amount or the Death Benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in Face Amount or the Death Benefit option are referred to as policy changes. A partial surrender of a Policy's Accumulation Value or a change in risk classification is also considered a policy change. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first Policy Year.

A request to change your Policy's Face Amount must be made within the insured's lifetime. The minimum change in Face Amount must be at least $5,000 except for Face Amount changes which are the result of a partial surrender.

You must submit an Application in Good Order to us at our Home Office to increase the Face Amount. The Application must include evidence of insurability satisfactory to us. The effective date of the increase in Face Amount will be the first monthly Policy Anniversary on or following the date we approve the increase in Face Amount. Policy face increases made pursuant to the Guaranteed Insurability Option or the Inflation Agreement will not require evidence of insurability and must be made under the terms of those Agreements.

To decrease your Face Amount, you must send to us at our Home Office a Written Request in Good Order. The Initial Face Amount or any subsequent increase in Face Amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly Policy Anniversary on or following the date we approve your Written Request.

If there have been prior increases in Face Amount, any decrease in Face Amount will be made in the following order:

    1.first, from the most recent increase in Face Amount;

    2.second, from the next most recent increase in Face Amount; and

    3.finally, the Initial Face Amount.

If a Face Amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a Face Amount decrease that would cause your Policy to be classified as a modified endowment contract under the Code or to have other tax consequences. Other policy changes may also have tax consequences. You should consult a tax advisor before requesting a policy change. See "Federal Tax Status."

If you have chosen the Level Option Death Benefit and request a partial surrender, we will reduce the Face Amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the Face Amount of your Policy if the Increasing Option Death Benefit is in effect.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. As long as we are paying long term care benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.

If you added the Guaranteed Income Agreement, on the exercise effective date, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. Your Policy's Accumulation Value will remain in the Guaranteed Interest Account or if Policy loans are used to make the benefit payment, the Fixed Loan Account, for as long as the Policy remains in force.

If you have added the Income Protection Agreement to your Policy, Policy changes affecting the death benefit will have a corresponding impact on the IPA Amount. See "Supplemental Agreements -- Income Protection Agreement."

Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new Face Amount, Death Benefit option, Risk Class, Planned Premium or Age of the insured.

You may request a policy change by completing an Application for change and submitting the Application in Good Order to us at our Home Office. Policy changes will only be made on a monthly anniversary. You may make one or a combination of policy changes on a given monthly Policy Anniversary. Policy changes will be effective on the first monthly Policy Anniversary on or after the date we approve the policy change.

CHARGE FOR POLICY CHANGE. Currently, we will assess a $60 charge to cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will only assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in Face Amount, we will assess a Policy Issue Charge for such a change. See "Policy Charges."

TRANSACTION REQUESTS. We process requests for financial transactions and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our Home Office in Good Order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of the Valuation Date, we will process the request at the Unit Values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or after the end of the Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.

For transactions involving transfers out of any of the Fixed Indexed Accounts, we will process transfers at the end of the current Segment Term(s).

Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include, among other things, changes in allocation of Net Premium payments among Investment Options. Requests for surrender, partial surrender and policy changes must be received by us at our Home Office in writing in Good Order. Requests for transfers, policy loans and changes in the allocation of Net Premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone and must be received by us in Good Order . Written requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. Requests for one-time transfer, one-time rebalance, and allocation of Net Premium changes may also be submitted through our internet eService Center at www.minnesotalife.com. We treat requests made via telephone, facsimile (FAX), and via our eService Center as received after the call or transmission ends and we receive the request in Good Order. We treat requests submitted via mail as received when received in Good Order in the mailroom of our Home Office.

PROOF OF INSURABILITY. We require proof of insurability for all policy changes resulting in an increase in Death Benefit, except for increases made pursuant to an additional Agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the Owner, no reduction is made in the Policy's Death Benefit. Decreases in Face Amount do not require evidence of insurability.

We may also require evidence of insurability to change the risk classification of the insured or to add additional Agreements to the Policy.

APPLICATIONS AND POLICY ISSUE

You must send a completed Application in Good Order and an initial premium payment to us at our Home Office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between Issue Ages 0-90. Our approval of an Application is subject to our underwriting rules and we reserve the right to reject an Application for any reason.

If the Application is accompanied by a check for at least the Initial Minimum Premium and we approve the Application, the Policy Date will be the issue date, which is the date we approve the Application and issue the Policy. We use the Policy Date to determine subsequent monthly policy anniversaries.

If we approve an Application that is not accompanied by a check for the Initial Minimum Premium, we may issue the Policy with a Policy Date which is 28 days after the issue date. Life insurance coverage will not begin until the Initial Minimum Premium is paid. If the Initial Minimum Premium is paid after the Policy Date (and the Policy Date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the Policy Date be the date on which our Home Office receives the Initial Minimum Premium. We will forward to you updated policy data pages to reflect the change in Policy Date. You must make such request at or prior to the time you pay the Initial Minimum Premium.

In certain cases it may be to your advantage to have the Policy Date be the same as the issue date in order to preserve an Issue Age of the insured to provide more favorable cost of insurance rates. In that case, the Initial Minimum Premium must be paid when the Policy is delivered to you. When the Policy is issued, the Face Amount, Planned Premium, Death Benefit option, and any additional Agreements chosen will be listed on the policy data pages.

POLICY PREMIUMS

The amount of the Initial Minimum Premium will depend on the Policy's Initial Face Amount, the Death Benefit option, the insured's age at issue, gender, risk classification and any additional benefit Agreements chosen. The Initial Minimum Premium is due as of the Policy Date and must be paid on or before the date your Policy is delivered. Between the date we receive the Initial Minimum Premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. You may request temporary insurance coverage at the time of application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of application, complete the Application and pay the Initial Minimum Premium. You may call or write us at our Home Office to obtain additional information regarding coverage under a temporary insurance agreement or the application of your Initial Minimum Premium.

All premiums after the Initial Minimum Premium should be mailed to us at our Home Office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer.

Any premium payment after the Initial Minimum Premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy.

When you apply for a Policy, you may elect to pay a Planned Premium which is shown on the policy data pages. We will send you a notice for the Planned Premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the Planned Premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your Planned Premium payment at any time by Written Request. Payment of a Planned Premium does not guarantee that the Policy will remain in force.

We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess Accumulation Value or premium, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the Accumulation Value in order to maintain the Policy's status as life insurance. See "Federal Tax Status." In the event the

Death Benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with the increase in the Death Benefit.

Unless you have specified otherwise in writing, we will not accept a premium payment to the extent that it would cause your Policy to become a modified endowment contract. See "Federal Tax Status." In rare situations, if we receive and allocate the Net Premium prior to the Policy's anniversary date, your Policy could become a modified endowment contract (MEC). In that event, unless you have specified otherwise in writing, to prevent your Policy from becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the anniversary date, we will allocate the Net Premium to the Guaranteed Interest Account, the Sub-Accounts of the Variable Account, the Interim Account or the Fixed Indexed Accounts if the allocation takes place on an Interim Account Transfer Date according to your instructions.

We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the Net Premium. Net premiums are allocated to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or sub-accounts of the Variable Account which Sub-Accounts, in turn, invest in shares of the Portfolios.

You must designate the allocation of Net Premiums on your Application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed Written Request in Good Order, or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours, via facsimile (FAX) at 651-665-6955, and via our eService Center. We treat requests to change your allocation instructions made via telephone, facsimile (FAX), and via our eService Center as received after the call or transmission ends and we receive the request in Good Order. The allocation of Net Premiums to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or to any Sub-Account of the Variable Account must be in multiples of 1 percent of the Net Premium.

We reserve the right to delay the allocation of Net Premiums to the Sub-Accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the Free Look Period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate Net Premiums to the Guaranteed Interest Account until the end of the Free Look Period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the Free Look Period.

If you choose to allocate premium to the Guaranteed Interest Account, we will allocate an amount of the Net Premium, based on the percentage you have chosen, to that Account on the date the premium is received.

If you choose to allocate Net Premium to the Fixed Indexed Accounts, we will allocate the amount of the Net Premium, based on the percentages you have chosen, to the Interim Account on the date the premium is received if the date we receive the premium is not an Interim Account Transfer Date. On the next Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts according to your current allocation instructions. If we receive your premium payment on an Interim Account Transfer Date, we will allocate the amount of the Net Premium, based on the percentages you have chosen, directly to the Fixed Indexed Accounts.

We also reserve the right to restrict the allocation of Net Premiums to the Guaranteed Interest Account. If we do so, no more than 25 percent of the Net Premium may be allocated to the Guaranteed Interest Account. In addition, we reserve the right to further restrict the allocation of Net Premiums to the Guaranteed Interest Account if the current interest rate we credit to the Guaranteed Interest Account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

If mandated under applicable law, we may reject a premium. We reserve the right to refuse a premium payment if appropriate under our policies related to anti-money laundering or stranger owned life insurance policies. This means that if we exercise these rights, you will be required to comply with our anti-money laundering or stranger owned life insurance policies before we will accept additional premium payments from you. We will continue to take all Policy charges applicable to the Policy and optional Agreements from the Policy Accumulation Value, which may result in your Policy terminating. You should consider these premium payment limitations, and all other limitations in this Policy, and how they may impact your long-term financial plans, especially since this Policy provides a Death Benefit that will only be payable if the Policy is still in force at the insured's death.

If we exercise these rights, there will be no impact to premium payments received prior to the effective date of the limitation. In addition, Policy Accumulation Value and optional Agreements will not be affected by the restriction, but Policy charges will continue to apply. We will apply these limitations in a non-discriminatory manner. See "Policy Loans-Termination" and "Policy Charges." We may also provide information about an Owner and an Owner's account to government regulators.

FREE LOOK

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the Surrender Value of the Policy.

If the Policy is changed, as described under the "Policy Changes" section of this prospectus, and if the change results in an increase in Face Amount and/or the addition of any Agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the Face Amount increase and/or additional Agreements will be cancelled, and the Policy will continue in force.

ACCUMULATION VALUE

Your Policy's Accumulation Value equals your investment in the Guaranteed Interest Account, the Interim Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account, plus any collateral held in the Fixed Loan Account for any loans you have taken. The Accumulation Value of the Policy varies with the interest crediting experience of the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and Fixed Loan Account and the investment experience of the Sub-Accounts of the Variable Account.

Unlike a traditional fixed benefit life insurance policy, your Policy's Accumulation Value cannot be determined in advance, even if you pay premiums as planned, because the Accumulation Value of the Variable Account varies daily with the investment performance of the Sub-Accounts and the Accumulation Value of the Fixed Indexed Accounts depends at least in part on positive changes in value of the S&P 500(R) Index over Segment Terms. Even if you continue to pay premiums as planned, your Accumulation Value in the Variable Account could decline to zero because of unfavorable investment experience and the assessment of charges.

Upon request, we will tell you the Accumulation Value of your Policy. We will also send to you a report each year on the Policy Anniversary advising you of your Policy's Accumulation Value, the Face Amount and the Death Benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's Accumulation Value through our eService Center at www.minnesotalife.com.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE. The Guaranteed Interest Account Accumulation Value of your Policy equals the sum of the following:

  .  the Net Premiums you allocate to the Guaranteed Interest Account;

  . plus, any interest credited thereto, any fixed loan repayments, any transfers of Accumulation Value from the Sub-Accounts of the Variable Account and from Segments of the Fixed Indexed Accounts and any allocation of Fixed Loan Account interest; and

  . less, any fixed interest rate policy loans, partial surrenders, transfers of Accumulation Value to the Sub-Accounts of the Variable Account and Segments of the Fixed Indexed Accounts and policy charges.

FIXED INDEXED ACCOUNT ACCUMULATION VALUE. The Fixed Indexed Account Accumulation Value of your Policy equals the sum of the Accumulation Value of all Segments in the Fixed Indexed Accounts. The value of a Segment on any day after the Segment Date is equal to:

  .  the value of the Segment as of the prior day; plus

  .  any Index Credits earned on the Segment since the prior day; minus

  . the amount of any transaction or monthly charges; or transfers or partial surrenders from the Segment since the prior day.

VARIABLE ACCOUNT ACCUMULATION VALUE. The Accumulation Value of your Policy in the Variable Account is not guaranteed. We determine your Policy's Variable Account Accumulation Value by multiplying the current number of Sub-Account Units for each Sub-Account in which you are invested by the current Sub-Account Unit Value for that Sub-Account and adding those values together. A Sub-Account Unit is a measure of your Policy's interest in a Sub-Account. The number of Units credited with respect to each Net Premium payment is determined by dividing the portion of the Net Premium payment allocated to each Sub-Account by the then current Unit Value for that Sub-Account. The number of Units credited is determined as of the end of the Valuation Date on which we receive your premium payment at our Home Office in Good Order.

Once determined, the number of Units credited to your Policy will not be affected by changes in Sub-Account Unit Values. However, the number of Units in a Sub-Account will be increased by the allocation of subsequent Net Premiums, fixed interest rate loan repayments, transfers and Fixed Loan Account interest to the Sub-Account. The number of Units will be decreased by policy charges, fixed interest rate policy loans, transfers and partial surrenders from the Sub-Account. The number of Units in a Sub-Account will decrease to zero if the Policy is surrendered or terminated.

The Unit value of a Sub-Account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the Sub-Account. The value of a Unit for each Sub-Account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that Sub-Account for the valuation period ending on the subsequent Valuation Date.

The net investment factor is a measure of the net investment experience of a Sub-Account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any Unit Value Credit under the Policy. We determine periodically whether Unit Value Credits apply. Unit value credits are not guaranteed. For any period we apply a Unit Value Credit, we will apply the credit each day when we calculate the unit value for the Sub-Account.

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

The gross investment rate is equal to:

    1.the net asset value per share of a Fund share held in the Sub-Account of the Variable Account determined at the end of the current valuation period; plus

    2.the per share amount of any dividend or capital gain distributions by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

    3.the net asset value per share of that Fund share held in the Sub-Account determined at the end of the preceding valuation period.

The table below identifies the annual Unit Value Credit that we may, in our sole discretion, apply to each Sub-Account of the Variable Account. The annual Unit Value Credit is expressed as a percentage of average annual Portfolio assets held by the Sub-Account. The amount of the Unit Value Credit we may apply varies among Sub-Accounts and some Sub-Accounts may receive larger Unit Value Credits than other Sub-Accounts. Some Sub-Accounts are not eligible for a Unit Value Credit. Our payment of Unit Value Credits may be discontinued at any time.

                                                                            ANNUAL UNIT
                                                                               VALUE
SUB-ACCOUNT                                                                   CREDIT
-----------                                                                 -----------
Advantus Bond Fund - Class 1 Shares........................................    0.05
Advantus Index 400 Mid-Cap Fund - Class 1 Shares...........................    0.05
Advantus Index 500 Fund - Class 1 Shares...................................    0.10
Advantus Real Estate Securities Fund - Class 1 Shares......................    0.10
Franklin Small Cap Value Securities Fund - Class 1 Shares..................    0.15
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I Shares.    0.12
Ibbotson Balanced ETF Asset Allocation Portfolio - Class I Shares..........    0.12
Ibbotson Conservative ETF Asset Allocation Portfolio - Class I Shares......    0.12
Ibbotson Growth ETF Asset Allocation Portfolio - Class I Shares............    0.12
Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I Shares.    0.12
Ivy Funds VIP Asset Strategy...............................................    0.45
Vanguard(R) International Portfolio........................................    0.00
Vanguard(R) Small Company Growth Portfolio.................................    0.00

We determine the value of the Units in each Sub-Account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio's shares is computed once daily as of the close of trading on the New York Stock Exchange (typically 3:00 p.m. Central time).

Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds' Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds' Portfolios. See "Payments Made by Underlying Mutual Funds." The Unit Value Credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the Sub-Accounts that invest in the Funds' Portfolios. We will only provide Unit Value Credits to a Sub-Account where the corresponding Portfolio, the investment adviser of that Portfolio or their affiliates compensate us or our affiliates for providing such services. Our decision to provide Unit Value Credits to certain Sub-Accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed

Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to Owners.

All Unit Value Credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.

FIXED LOAN ACCOUNT ACCUMULATION VALUE. The Fixed Loan Account Accumulation Value of your Policy equals the sum of the following:

  . all fixed interest rate policy loans less all fixed interest rate policy loan repayments;

  .  plus, any Fixed Loan Account interest; and

  . less, any Fixed Loan Account interest allocated to the Guaranteed Interest Account, Fixed Indexed Accounts or Variable Account.

We credit interest on the Fixed Loan Account Accumulation Value daily at an annual rate of interest of not less than 2 percent. We may, at our sole discretion, credit interest at a higher rate.

INTERIM ACCOUNT ACCUMULATION VALUE. The Interim Account Accumulation Value of your Policy on any day equals the sum of the following:

  .  the Interim Account Accumulation Value as of the prior day; plus

  . interest earned on Accumulation Value held in the Interim Account since the prior day; plus

  . the amount of any Net Premiums allocated to the Interim Account since the prior day; plus

  .  any fixed interest rate policy loan repayment since the prior day; minus

  . the amount of any charges assessed against the Interim Account since the prior day; minus

  .  the amount of any transfer from the Interim Account since the prior day;
     minus

  .  any applicable partial surrenders since the prior day.

We credit interest on Interim Account Accumulation Value at an annual rate of interest of not less than 2 percent. We may, at our sole discretion, credit interest at a higher rate.

TRANSFERS

You may transfer Accumulation Value between the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and the Sub-Accounts of the Variable Account and among the Sub-Accounts and Fixed Indexed Accounts.

VARIABLE ACCOUNT TRANSFERS. You may request a transfer or rebalance of Accumulation Value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or systematic transfers. A rebalance reallocates your Accumulation Value in the Sub-Accounts on a one-time or systematic basis. A systematic transfer is a transfer of Accumulation Value from one or more Sub-Account(s) to one or more other Sub-Account(s), one or more Fixed Indexed Accounts, and/or the Guaranteed Interest Account, on a systematic basis. Following your instructions as to the percentage of your Accumulation Value you wish to have in each of your Sub-Accounts, we will transfer amounts to and from those accounts to achieve the percentages you desire. We determine the amount you have available for transfer at the end of the Valuation Date on which we receive your request at our Home Office in Good Order. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call

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

us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-6955. You may also request a one-time transfer or rebalance through our eService Center.

We process transfers based on the Unit Values determined at the end of the Valuation Date on which we receive your request for transfer in Good Order at our Home Office. This means that we must receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date or prior to the end of a Valuation Date, in order to process the request at the Unit Values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (FAX) as received once the call or transmission ends.

You may transfer Accumulation Value among the Sub-Accounts an unlimited number of times in a Policy Year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares.

FIXED INDEXED ACCOUNT TRANSFERS. Fixed Indexed Account Segments are funded by Net Premium payment, Accumulation Value transferred from the Variable Account or the Guaranteed Interest Account or from Accumulation Value rolled over from a prior Segment following completion of the Index Credit Term. A new Segment is created when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date or you request to transfer Accumulation Value from the Variable Account or the Guaranteed Interest Account to a Fixed Indexed Account or among the Fixed Indexed Accounts. For transfers to a Fixed Indexed Account, we will allocate your Accumulation Value to the Interim Account until the next Interim Account Transfer Date and then transfer the Accumulation Value from the Interim Account to the Fixed Indexed Accounts as you instructed. Accumulation Value held in the Interim Account will earn interest at the current Interim Account interest rate. A new Segment is also created when Accumulation Value from a prior Segment is rolled over to a new Segment following completion of the Index Credit Term of the prior Segment.

Once a Fixed Indexed Account Segment is created on a Segment Date, you may not transfer Accumulation Value from the Segment to any other investment option under the Policy before the end of the Index Credit Term. Each Segment has its own Participation Rate and Growth Cap, except for Segments under the Optimizer 2 Indexed Account which currently has no Growth Cap. The Participation Rate for Fixed Indexed Account A, Fixed Indexed Account B, and the Optimizer 1 Account is set at Policy Issue or when a new Fixed Indexed Account is made available and will not change for any Index Credit Term. The Participation Rate for the Optimizer 2 Account may change prior to the beginning of any Index Segment and will remain in effect for the Index Credit Term. The Growth Cap for a Fixed Indexed Account is that which is in effect on a Segment Date and will remain in effect throughout the Index Credit Term. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy Data Pages. We will notify you in your Annual Report or by other written notice of the Growth Cap for new Segments beginning after the date of the Annual Report.

Interim Account Transfer Dates are the dates when transfers into the Fixed Indexed Account may occur, and are shown in your Policy Data Pages. We reserve the right to change the Interim Account Transfer Dates and to limit transfers into the Fixed Indexed Account. Since the Interim Account Transfer Date coincides with the day of the month that S&P 500(R) Index options close, changes in the Interim Account Transfer Date will coincide with any change in the day of the month for closing S&P 500(R) Index options. Transfers to either of the Fixed Indexed Accounts will be limited in those circumstances where we determine that a Policy owner is engaging in market timing or disruptive trading activities. See "Market Timing and Disruptive Trading." We will notify you in the Annual Report or other written notice if we change the Interim Account Transfer Dates.

We will allocate Net Premium payments and transfer Accumulation Value in the Interim Account attributable to Net Premium payments to the Fixed Indexed Accounts based on your current allocation instructions on file with us. When you allocate Net Premium to the Fixed Indexed Accounts on a date other than an Interim Account Transfer Date, we will transfer the Net Premium to the Interim Account. Your Net Premium will be allocated to the Interim Account on the day it is received and will remain there until the next Interim Account Transfer Date. We credit interest to and assess policy charges against your Accumulation Value in the Interim Account. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts based upon your allocation instructions. Below is an example of how we transfer Accumulation Value attributable to a premium payment to a Fixed Indexed Account Segment.

EXAMPLE. We receive and apply a premium payment of $10,000 on January 2nd, which corresponds to a Net Premium of $9,600. Based upon the Owner's instruction to allocate 100% of the Net Premium to a Fixed Index Account, all of the Net Premium is transferred to the Interim Account on that date and the Interim Account balance is $9,600. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,500 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.

You may also request that we transfer Accumulation Value from either the Guaranteed Interest Account or the Variable Account to the Fixed Indexed Accounts or among the Fixed Indexed Accounts. If you provide us with instructions to transfer Accumulation Value from the Guaranteed Interest Account or the Variable Account, we will transfer the amount to the Interim Account on the date we receive your request in Good Order. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts as you instructed.

If you provide us instructions to transfer Accumulation Value from one Fixed Indexed Account to another Fixed Indexed Account and we receive your request in Good Order, we will transfer the amount to the Interim Account on the date the Index Credit Term ends for the Segment from which the transfer is being made. On the next Interim Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Account as you instructed. Below is an example of how we transfer Accumulation Value from the Variable Account to a Fixed Indexed Account Segment.

EXAMPLE. We receive your Written Request in Good Order on January 2nd to transfer on a pro rata basis $10,000 of Accumulation Value from the Sub-Accounts of the Variable Account to a Fixed Indexed Account. Based upon your instructions, on January 2nd, $10,000 is transferred to the Interim Account and the Accumulation Value in the Interim Account is $10,000. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,900 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.

Absent any instruction from you, Accumulation Value in a Fixed Indexed Account Segment will automatically be rolled over from the Segment at the end of the Index Credit Term to a new Segment. Alternatively, you may provide us with instructions to allocate Accumulation Value in a Segment to another Investment Option available under the Policy prior to the end of a Segment Term. We will accept instructions up to and including the date on which the Index Credit Term ends. Transfers from Fixed Indexed Account Segments are subject to the Policy's transfer restrictions.

DOLLAR COST AVERAGING. You may elect to participate in dollar cost averaging in the Application or by completing an election form that we receive. Dollar cost averaging is a strategy designed to reduce the risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Sub-Accounts of the Variable Account or any of the Fixed Indexed Accounts over a period of time, up to one year, by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Guaranteed Interest Account into the Variable Account or any of the Fixed Indexed Accounts. This allows you to potentially reduce the risk of allocating most of your Net Premium into the Sub-Accounts and Fixed Indexed Accounts when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.

Dollar cost averaging transfers will only take place on the Interim Transfer Date. A transfer under this program is not considered a transfer for purposes of assessing any Transfer Transaction Charge. We may modify, suspend, or discontinue the dollar cost averaging at any time.

OTHER TRANSFER RESTRICTIONS. We reserve the right to limit transfers to and from the Guaranteed Interest Account to one transfer per Policy Year. We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Interest Account.

The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts, Guaranteed Interest Account, or Fixed Indexed Account Segments affected by the transfer(s). We currently do not assess a transfer transaction charge.

We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a Sub-Account, Fixed Indexed Account Segments, or the Guaranteed Interest Account be at least $250. If the Accumulation Value in a Sub-Account, the Fixed Indexed Account, or the Guaranteed Interest Account from which a transfer is to be made is less than $250, the entire Accumulation Value attributable to the Sub-Account, the Fixed Indexed Account or the Guaranteed Interest Account must be transferred. If a transfer would reduce the Accumulation Value in the Sub-Account from which the transfer is to be made to less than $250, we reserve the right to include that remaining Sub-Account Accumulation Value in the amount transferred.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. Your Accumulation Value in the Fixed Indexed Account Segments will also be transferred to the Guaranteed Interest Account at the end of the Segment Terms for each Segment. As long as we are paying long term care benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.

If you added the Guaranteed Income Agreement, on the exercise effective date, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. Your Policy's Accumulation Value will remain in the Guaranteed Interest Account, or if Policy loans are used to make the benefit payment, the Fixed Loan Account, for as long as the Policy remains in force.

TELEPHONE TRANSFERS. A request for transfer submitted to us via telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our Home Office or at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time.

With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from Owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide Owners with a written confirmation of each telephone transfer.

MARKET-TIMING AND DISRUPTIVE TRADING. This Policy is not designed to be used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long term Policy Owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Policy Owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may not be able to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some Policy Owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of or otherwise modify, condition or terminate any transfer method(s). Your transfer privilege is also subject to modification if we determine that, in our sole discretion, the exercise of the transfer privilege by one or more Policy Owners is or would be to the disadvantage of other Policy Owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;

  . whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;

  .  the number of transfers in the previous calendar quarter; and

  . whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

In our sole discretion, we may revise our policies and procedures to detect and deter market-timing and other frequent trading activity at any time without prior notice.

In addition to our market-timing procedures, the underlying Portfolios may have their own market-timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, Policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the market-timing policies established by the Portfolios.

In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a Sub-Account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem Accumulation Value from the Sub-Account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our Home Office designating a new Sub-Account(s) to which the transfer should be made.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will determine the amount of and pay the Death Benefit proceeds on the Policy upon receipt at our Home Office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of Death Benefit proceeds) regarding how to pay the Death Benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the Death Benefit proceeds to the Beneficiary(ies), if living. If each Beneficiary dies before the insured, we will pay the Death Benefit proceeds to the Owner or the Owner's estate, or, if the Owner is a corporation, to it or its successor. We will pay the Death Benefit proceeds in a lump sum or under a settlement option.

If you have added the IPA to your Policy, we will pay the Death Benefit proceeds that are subject to the IPA according to the terms of that Agreement. The IPA will not impact the amount of the Policy Death Benefit proceeds; it will only impact the manner in which Death Benefit proceeds are paid to the Beneficiary. See "Supplemental Agreements -- Income Protection Agreement."

Death Benefit proceeds equal:

  .  the Death Benefit (described below);

  . plus any additional insurance on the insured's life under the Term Insurance Agreement;

  . plus under the Level Option Death Benefit, any premium paid after the date of the insured's death;

  . plus any additional insurance on the insured's life under the Interest Accumulation Agreement;

  .  minus any amounts paid under the Long Term Care Agreement;

  .  minus any unpaid monthly charges;

  .  minus any outstanding Policy loan; and

  .  minus any accrued loan interest.

We may further adjust the amount of the Death Benefit proceeds if we contest the Policy and the insured dies by suicide or you misstate the insured's age or gender. See "Statement of Additional Information."

DEATH BENEFIT OPTIONS

The Policy provides a Death Benefit under either the Level or Increasing Death Benefit Option. The Death Benefit is determined on each monthly Policy Anniversary and as of the date of the insured's death. You must select one of the two Death Benefit options we offer in your Application. If you do not choose a Death Benefit option in your Application, the Level Option Death Benefit will automatically be in effect.

The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached Agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the Death Benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental Agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.

Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)." You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. If you apply for the Guaranteed Income Agreement, you must elect the GPT test.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the insured) of the Accumulation Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the age and gender class of the insured) of the Accumulation Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Accumulation Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional Agreements, as your Accumulation Value increases your Death Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.

Under the Guideline Premium Test (GPT), the Level Option Death Benefit equals the greatest of:

    1.the Face Amount on the insured's date of death; or

    2.a specified "limitation percentage," called the Guideline Premium Test
      Death Benefit Percentage Factor (GPT DBPF) on your Policy's data pages, multiplied by the Accumulation Value on the insured's date of death.

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

Under the Level Option, your Death Benefit remains level unless the limitation percentage multiplied by the Accumulation Value is greater than the Face Amount; then the Death Benefit will vary as the Accumulation Value varies.

The limitation percentage is the minimum percentage of Accumulation Value we must pay as the Death Benefit under federal tax requirements. It is based on the age of the insured at the beginning of each Policy Year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                 AGE               LIMITATION PERCENTAGE
                 ---               ---------------------
             40 and under                  250%
               41 to 45   250% minus 7% for each year over age 40
               46 to 50   215% minus 6% for each year over age 45
               51 to 55   185% minus 7% for each year over age 50
               56 to 60   150% minus 4% for each year over age 55
               61 to 65   130% minus 2% for each year over age 60
               66 to 70   l20% minus 1% for each year over age 65
               71 to 75   115% minus 2% for each year over age 70
               76 to 90                    105%
               91 to 95   105% minus 1% for each year over age 90
              96 to 121                    100%

If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Policy's Accumulation Value.

Level Option Guideline Premium Test Example. Assume that the insured's age is under 40. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the Accumulation Value above $40,000 will increase the Death Benefit by $250.

Similarly, so long as the Accumulation Value exceeds $40,000, every $100 taken out of the Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Policy.

Under the Cash Value Accumulation Test (CVAT), the Level Option Death Benefit equals the greatest of:

    1.the Face Amount on the date of the insured's death; or

    2.the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Level Option, your Death Benefit remains level unless the Accumulation Value is greater than the net single premium as specified under Code Section 7702, multiplied by the Face Amount. The net single premium is based on the insured's gender and age.

Under the CVAT, a "limitation percentage" may be defined as the value "1" divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the Accumulation Value and the Death Benefit.

If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Accumulation Value.

Level Option Cash Value Accumulation Test Example. Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 225 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $44,444, the Death Benefit of the Policy will exceed the $100,000 Face Amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the Accumulation Value above $44,444 will increase the Death Benefit of the Policy by $225.

Similarly, so long as the Accumulation Value exceeds $44,444, every $100 taken out of the Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit of the Policy will equal the Face Amount of the Policy.

Under the Guideline Premium Test, the Increasing Option Death Benefit equals the greatest of:

    1.the Face Amount plus the Accumulation Value on the insured's date of death; or

    2.the limitation percentage (the GPT DBPF) multiplied by the Accumulation
      Value on the insured's date of death.

Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.

Increasing Option Guideline Premium Test Example. Assume that the insured's age is under 40. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $60,000 will generally have a Death Benefit of $160,000 ($100,000 + $60,000). The Death Benefit, however, must be at least 250 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,666, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of Accumulation Value above $66,666 will increase the Death Benefit by $250.

Similarly, any time the Accumulation Value exceeds $66,666, every $100 taken out of Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the Face Amount plus the Accumulation Value of the Policy.

Under the Cash Value Accumulation Test, the Increasing Option Death Benefit equals the greatest of:

    1.the Face Amount plus the Accumulation Value on the insured's date of death; or

    2.the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.

Increasing Option Cash Value Accumulation Test Example. Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $65,000 will generally have a Death Benefit of $165,000 ($100,000 + $65,000). The Death Benefit for the Policy must be at least 225 percent of the

Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $80,000, the Death Benefit for the Policy will be greater than the Face Amount plus the Accumulation Value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of Accumulation Value above $80,000 will increase the Death Benefit of the Policy by $225.

Similarly, any time Accumulation Value exceeds $80,000, every $100 taken out of Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit for the Policy will be the Face Amount plus the Accumulation Value of the Policy.

EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT

If you choose the Level Option, a partial surrender will reduce the Face Amount by an amount equal to the amount of the partial surrender. If you choose the Increasing Option, your Face Amount will not be affected by a partial surrender. Regardless of the Death Benefit option you choose, a partial surrender will reduce the Death Benefit by at least the amount of the partial surrender.

CHOOSING DEATH BENEFIT OPTIONS

You must choose one Death Benefit option on your Application. This is an important decision. The Death Benefit option you choose will have an impact on the dollar value of the Death Benefit, on your Accumulation Value, and on the amount of cost of insurance charges you pay. If you do not select a Death Benefit option on your Application, the Level Option will become the Death Benefit option for your Policy, by default.

You may find the Level Option more suitable for you if your goal is to have Net Premiums and positive investment experience reflected to the maximum extent in Accumulation Value. You may find the Increasing Option more suitable if your goal is to increase your total Death Benefit. Under the Increasing Option, positive increases in the Accumulation Value would be reflected in your Death Benefit, where the Death Benefit equals your initial Face Amount plus the Policy's Accumulation Value.

CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, you may change your Death Benefit option once each Policy Year. We will notify you of the new Face Amount.

  .  You must send your Written Request in Good Order to our Home Office.

  . The effective date of the change will be the monthly Policy Anniversary on or following the date we approve your request for a change in Good Order.

  . Changing your Death Benefit option may cause you to receive taxable income, may cause your Policy to become a modified endowment contract
     (MEC) or may have other unintended adverse federal tax consequences. See "Federal Tax Status." You should consult a tax adviser before changing your Policy's Death Benefit option.

INCREASING/DECREASING THE FACE AMOUNT

You may increase or decrease the Face Amount of the Policy. An increase or decrease in the Face Amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy's Face Amount.

If you have added the LTC Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of long-term care benefit (LTC amount) available under the LTC Agreement. If the Policy's Face Amount after the decrease is less than the LTC amount before the decrease in Face Amount, the LTC amount will be equal to the new decreased Face Amount.

If you have added the IPA to your Policy, increasing or decreasing your Face Amount will impact the amount payable as installment payments under that Agreement. If you are increasing your Face Amount, you may be able to change the percentage amount that will apply to the IPA installment payments, subject to our approval. See "Supplemental Agreements -- Income Protection Agreement."

An increase in Face Amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period.

Conditions for and impact of decreasing the Face Amount:

  .  you must send your Written Request in Good Order to our Home Office;

  . a decrease in a layer of coverage is only allowed if the coverage layer has been in force for at least one year;

  .  we require your requested decrease in Face Amount to be at least $5,000;

  . you may not decrease your Face Amount if it would disqualify your Policy as life insurance under the Code;

  . if the decrease in Face Amount would cause your Policy to be classified a modified endowment contract (MEC) under the Code, we will not allow the decrease in Face Amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and

  . a decrease in Face Amount will take effect on the first monthly Policy Anniversary on or after we receive and approve your Written Request.

Conditions for and impact of increasing the Face Amount:

  . your request must be applied for on a supplemental Application and must include evidence of insurability satisfactory to us;

  . a requested increase in Face Amount requires our approval and will take effect on the first monthly Policy Anniversary on or after the day we approve your request;

  .  increases are only allowed after the first Policy Year;

  .  we require your requested increase in Face Amount to be at least $5,000;

  . each increase in Face Amount will have its own surrender charge that applies for 10 years after the date of the increase, unless you elect the Early Values Agreement; and

  . increases made under the Guaranteed Insurability Option or the Inflation Agreement will be processed according to the provisions of that Agreement and will not require evidence of insurability.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in your Policy and in the Statement of Additional Information. The IPA provides an additional irrevocable settlement option, which may only be applied for at Policy issue.

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

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy's maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, to make such changes.

POLICY LOANS

While your Policy is in force, you may submit a request to our Home Office to borrow money from us using only your Policy as the security for the loan. You may obtain a Policy loan with a Written Request in Good Order by calling us at 1-800-277-9244 between the hours of 8:00 am and 5:00 pm, Central time, our regular business hours. If you call us, you will be asked for security purposes, for your personal identification and Policy number. We normally pay the loan amount within seven days after we receive a proper loan request in Good Order. We may postpone payment of loans under certain conditions as described in the Statement of Additional Information. You may increase the risk that the Policy will terminate if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See "Federal Tax Status."

Your Policy will remain in force so long as the Accumulation Value less the sum of the Policy loan and any unpaid Policy Loan Interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See "Federal Tax Status." To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the Termination of your Policy and the amount of the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

You may request either a fixed interest rate Policy loan or a variable rate Policy loan. Under a fixed interest rate Policy loan, the rate of interest we charge for the Policy loan will not change for the duration of the loan. However, under a variable rate Policy loan, the rate of interest we charge for the loan can change annually for the duration of the loan. When you request a Policy loan, you must inform us of whether you are choosing a fixed interest rate Policy loan or a variable rate Policy loan.

FIXED INTEREST RATE POLICY LOAN. The maximum amount available for a fixed interest rate Policy loan is the Policy Accumulation Value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a fixed interest rate Policy loan at our Home Office in Good Order. There is no minimum amount we require for a Policy loan. When you take a fixed interest rate Policy loan, we will transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account, part of our General Account. You may instruct us as to which Account or Accounts and the proportion of the amount of the fixed interest rate Policy loan that should be transferred from the Accounts. However, if you instruct us to take a fixed interest rate Policy loan from the Fixed Indexed Accounts, we will transfer the amount of the loan from each Segment in the Fixed Indexed Accounts on a pro rata basis.

If you do not instruct us as to how we should transfer the amount of the fixed interest rate Policy loan from the Accounts to the Fixed Loan Account, we will transfer the fixed rate loan amount in the order described below.

     1. The fixed rate loan amount will be transferred first from your Accumulation Value in the Guaranteed Interest Account.

     2. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account.

     3. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Interim Account.

     4. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

We hold the fixed rate loan amount as collateral for the loan in the Fixed Loan Account. The fixed rate loan amount is not available for withdrawal from the Policy.

FIXED INTEREST RATE POLICY LOAN INTEREST. We will charge you interest on a fixed interest rate Policy loan at the annual rate of interest shown on the Policy data pages of your Policy while your fixed interest rate policy loan is outstanding. Currently, we charge an annual rate of interest of 3 percent on fixed interest rate Policy loans. Policy loan interest becomes due and payable:

  . on a Policy loan transaction (which is any transaction that affects the loan amount);

  .  on each Policy Anniversary;

  .  on surrender or Termination of the Policy; or

  .  on the date of the death of the insured.

If you do not pay the interest on your loan when due, your Policy loan will be increased by the amount of the unpaid interest.

We also credit interest to amounts held in the Fixed Loan Account as collateral for Policy loans at a rate of interest at least equal to the interest rate shown on the Policy data pages. Currently, we credit an annual rate of interest which is not less than your fixed interest rate Policy Loan Interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the Policy loan rate minus .10 percent. On the date of each Policy loan transaction and Policy Anniversary, we will allocate any accrued Fixed Loan Account interest to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account on a pro-rata basis.

VARIABLE INTEREST RATE POLICY LOAN. If you have Accumulation Value in one or more of the Fixed Indexed Accounts, you may request a variable interest rate Policy loan. The maximum aggregate amount you may borrow under one or more variable interest rate Policy loans under your Policy equals your Accumulation Value in the Fixed Indexed Accounts, plus your Accumulation Value in the Interim Account, less any applicable surrender charge and three (3) months of monthly charges. We will determine the amount available for a variable interest rate Policy loan as of the date we receive your request for a loan in Good Order at our Home Office. Unlike a fixed interest rate Policy loan, when you take a variable interest rate Policy loan, we will not transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account as collateral for the policy loan.

On every loan transaction date and on each monthly Policy Anniversary, we will compare the amount of a variable interest rate loan with the Accumulation Value in the Fixed Indexed Accounts and the Interim Account and if the amount of a variable interest rate loan exceeds the Accumulation Value in the Fixed Indexed Accounts and the Interim Account, we will automatically convert the variable interest rate loan to a fixed interest rate loan. You may request to convert back to a new variable rate interest loan after you have either reduced the loan balance by making a loan repayment or by increasing the amount of Accumulation Value in the Fixed Indexed Accounts.

VARIABLE INTEREST RATE POLICY LOAN INTEREST. Under a variable interest rate Policy loan, we may change the rate of interest we charge for the Policy loan once a year on your Policy Anniversary. We will notify you at your Policy Anniversary of any changes in the Policy Loan Interest rate for the coming year.

The rate of interest we charge for a variable interest rate Policy loan will equal the greater of:

     1. the published monthly average (Moody's Corporate Bond Yield Average-Monthly Average Corporates) as published by Moody's Investors Service, Inc. or its successor for the calendar month ending two months prior to the date the rate of interest for the Policy loan is determined, and

     2. the guaranteed interest rate for the Guaranteed Interest Account shown on the Policy data pages, plus one (1) percent per annum.

We may increase the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more higher than the rate of interest we currently charge for the loan. We will decrease the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more lower than the rate of interest we currently charge. We will calculate any change in the rate of interest we charge for a variable rate Policy loan as of the Interim Account Transfer Date in the second month preceding your Policy Anniversary.

Any change in the loan interest rate will apply to any new variable rate Policy loans as well as variable rate Policy loans existing on your Policy Anniversary. The rate of interest for a variable rate Policy loan in effect on the Policy Date is shown on the Policy data pages. If that rate changes, we will notify you in the Annual Report or by other written notice.

POLICY LOAN REPAYMENTS. If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as a premium payment unless you specify that the payment is a loan repayment. Loan repayments are not subject to a premium charge. If the insured dies with any loan outstanding, the amount of the Death Benefit will be reduced by the outstanding loan balance.

When you repay a fixed interest rate Policy loan, we transfer the repayment amount from the Fixed Loan Account to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Variable Account. Unless you instruct us otherwise, we will transfer the repayment amount on a pro-rata basis to the Guaranteed Interest Account, the Fixed Indexed Accounts and the

Sub-Accounts of the Variable Account based on your Accumulation Value in each investment option on the Valuation Date we receive your loan repayment in Good Order at our Home Office. We reserve the right to restrict the amount of any loan repayment to the Guaranteed Interest Account.

A fixed interest rate Policy loan, whether or not it is repaid, will have a permanent effect on your Accumulation Value, and depending upon the Death Benefit option you have chosen, the Death Benefit. As long as a fixed interest rate Policy loan is outstanding the collateral for the loan in the Fixed Loan Account is not affected by the investment performance of Sub-Accounts and may not be credited with the rates of interest we credit Accumulation Value in the Guaranteed Interest Account or with Index Credits in the Fixed Indexed Accounts.

A variable interest rate Policy loan will not have a permanent effect on the Accumulation Value of your Policy. If you make a repayment of a variable interest rate loan, the loan balance will be reduced, however, the loan repayment will not have an impact on the Policy's Accumulation Value.

TERMINATION. If the Accumulation Value less the sum of the Policy loan(s) and any unpaid Policy Loan Interest is insufficient to cover the monthly charges on a monthly Policy Anniversary, a 61-day Grace Period begins. We will send you a written notice on the day your Policy goes into the Grace Period and inform you of your options. Your Policy will remain in force during the Grace Period. You may pay premiums during this Grace Period to cover the insufficiency and continue your Policy in force beyond the Grace Period. In addition to a notice that your Policy has gone into the Grace Period, we will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the Grace Period, a written notice indicating the due date and the payment required to keep your Policy in force.

The payment required to keep your Policy in force after the Grace Period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the Grace Period, plus the premium charge that would apply. If the payment is not paid by the end of the Grace Period, your Policy will terminate without value. If the insured dies during the Grace Period, the death proceeds will be paid to the Beneficiary. If the Policy were to terminate with an outstanding loan balance, you will also be required to make a loan repayment.

If the Policy terminates with an outstanding loan balance, the amount of that outstanding loan will be treated as a distribution, which could be taxable depending upon your investment in the Policy. This means that as a result of a Policy termination, you could recognize taxable income without any distribution of Policy Accumulation Value in the form of cash that could be used to pay any income tax due. You should consult your tax advisor regarding the tax treatment of a Policy termination with an outstanding loan balance. See "Federal Tax Status."

REINSTATEMENT. At any time within three years from the date of Policy Termination while the insured is living, you may ask us to restore your Policy to an in-force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:

    1.your Written Request in Good Order to reinstate the Policy;

    2.that you submit to us at our Home Office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime;

    3.a payment sufficient to cover all monthly charges and Policy Loan
      Interest due and unpaid during the Grace Period; and

    4.a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.

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

The effective date of reinstatement will be the first monthly Policy Anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the Grace Period will be effective at the reinstatement date. We will send you new Policy data pages when your Policy is reinstated. If you elected the Early Values Agreement at Policy issue, we will require that you reinstate that Agreement. Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See "Federal Tax Status."

SURRENDER

You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See "Federal Tax Status."

The Surrender Value of the Policy is the Accumulation Value less any unpaid Policy charges which we assess against Accumulation Value, less any Policy loan, less any unpaid Policy Loan Interest and less any Surrender Charges. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by Surrender Charges. We determine the Surrender Value as of the Valuation Date on which we receive your signed Written Request for surrender of the Policy in Good Order at our Home Office. You may request that the Surrender Value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.

If you surrender your Policy during the first ten Policy Years or during the first ten years following an increase in Face Amount, we will assess a Surrender Charge, which may significantly reduce the Surrender Value. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by the Surrender Charge. See "Policy Charges."

The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under the Policy cease and cannot be reinstated. See "Distributions Other Than Death Benefits from Modified Endowment Contracts" and "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts."

We will pay surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request in Good Order for surrender. However, if any portion of the Accumulation Value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.

If you have allocated Accumulation Value to any of the Fixed Indexed Accounts during the period you owned the Policy, you may receive surrender proceeds based upon the guaranteed minimum Accumulation Value amounts held in the Fixed Indexed Accounts. Whether the guaranteed minimum Accumulation Value is available upon surrender depends upon your Policy's particular facts and circumstances, including how much you allocated to the Fixed Indexed Accounts, how long your Accumulation Value was allocated to those accounts and whether Interest Credits were earned during that period. See "Guaranteed Minimum Accumulation Value".

PARTIAL SURRENDER

While the insured is living and the Policy is in force, you may request a partial surrender of the Accumulation Value of your Policy by forwarding your request in Good Order to our Home Office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the Accumulation
Value: (i) less any outstanding Policy loan and accrued loan interest,
(ii) less the

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amount of any Surrender Charge applicable at that time, and (iii) less three
(3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25.

You may tell us from which Sub-accounts of the Variable Account, any Fixed Indexed Account and the Guaranteed Interest Account to make a partial surrender. If you do not instruct us as to which Accounts we should take the partial surrender, we will take the partial surrender from the Accounts in the order described below:

     1. The partial surrender will be taken first from your Accumulation Value in the Guaranteed Interest Account.

     2. If the partial surrender amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining partial surrender will be taken from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account.

     3. If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining partial surrender will be taken from your Accumulation Value in the Interim Account.

     4. If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining partial surrender will be taken from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

We will process the partial surrender at the Unit Values next determined after we receive your request in Good Order at our Home Office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, or prior to the end of a Valuation Date, we will process the request at the Unit Values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, or after the end of a Valuation Date we will process the request at the Unit Values determined as of 3:00 p.m. Central time on the following Valuation Date.

If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option Death Benefit, a partial surrender will cause a decrease in the Face Amount of the Policy equal to the amount of the partial surrender. For each Death Benefit option, a partial surrender will decrease the amount of the Death Benefit proceeds payable.

We will pay partial surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request for partial surrender in Good Order.

We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your Written Request, if such proceeds would be paid exclusively from your Accumulation Value in the Guaranteed Interest Account and the Fixed Indexed Accounts. In that case, if we postpone payment for more than 31 days, we will pay you interest at 2 percent annual rate for the period during which payment is postponed.

If mandated under applicable law, we may block an Owner's account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and Owner's account to government regulators.

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POLICY CHARGES

We assess certain charges against premiums and Accumulation Value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the "Fee Tables" section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:

  .  the Death Benefit, cash, and loan benefits under the Policy;

  .  investment options, including premium payment allocations;

  .  administration of elective options; and

  .  the distribution of reports to Owners.

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting Applications, and with issuing and administering the Policy (including any Agreements);

  . overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

  . other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.

RISKS WE ASSUME:

  . that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and

  . that the costs of providing the services and benefits under the Policies exceed the charges we assess.

PREMIUM CHARGE. Prior to allocation of a premium payment, we assess a charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the Net Premium) to your Policy's Accumulation Value according to your allocation instructions. The current Premium Charge is 4.0 percent of each premium and is guaranteed not to exceed
7.0 percent of each premium.

The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.

ACCUMULATION VALUE CHARGES. We assess the following charges against your Accumulation Value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge;
(3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge;
(5) Indexed Account Charge; (6) a Cash Extra Charge; (7) certain transaction charges; (8) a Surrender Charge; and (9) charges for any Agreements you elect.

Some of the Accumulation Value charges depend on the "Risk Class" of the insured. The Risk Class of an insured is based upon the insured's "Underwriting Class" and "Tobacco Class."

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The Underwriting Class of the insured represents the level of mortality risk that we assume. The Tobacco Class refers to the tobacco use habits of the insured.

     1. MONTHLY POLICY CHARGE. The Monthly Policy Charge is currently $8 per month and is guaranteed not to exceed a monthly charge equal to $12.00, plus $0.0125 per $1,000 of Face Amount under the Policy. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.

     2. POLICY ISSUE CHARGE. We assess a monthly Policy Issue Charge for the first ten years following issuance of the Policy and for the first ten years following any increase in Face Amount. The charge varies based upon the age, gender and Risk Class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The minimum guaranteed charge is $0.04 per $1,000 of Initial Face Amount or Face Amount increase and the maximum guaranteed charge is $0.53 per $1,000 of Initial Face Amount or Face Amount increase. The Policy Issue Charge for your Policy is shown on the Policy data pages of the Policy.

     3. COST OF INSURANCE CHARGE. We assess a monthly Cost of Insurance Charge to compensate us for underwriting the Death Benefit. The minimum guaranteed monthly charge is $0.015 per $1,000 of Net Amount at Risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of Net Amount at Risk. The charge depends on a number of variables (insured's age, gender, Risk Class, and Face Amount) that would cause it to vary from Policy to Policy and from monthly Policy Anniversary to monthly Policy Anniversary. We calculate the Cost of Insurance Charge separately for the Initial Face Amount and for any increase in Face Amount, each a coverage layer. If we approve an increase in your Policy's Face Amount, a different Risk Class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase in Face Amount.

         The cost of insurance charge for a coverage layer is the Net Amount at Risk for the coverage layer multiplied by the applicable cost of insurance rate. The Net Amount at Risk varies with investment performance, the payment of premiums and the assessment of Policy charges. The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the data pages of your Policy, minus the Accumulation Value of the Policy.

         The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the Initial Face Amount shown on the Policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in Face Amount will be shown on the Policy data pages we send to you at the time of the increase in Face Amount. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured's age. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. Any change in the cost of insurance rates will apply to all persons of the same age, Risk Class, and number of full years insurance has been in force.

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

         In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.

     4. MORTALITY AND EXPENSE RISK CHARGE. We assess a monthly Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         This charge currently is equal to a monthly rate of 0.030 percent of the Accumulation Value less the Fixed Loan Account value of the Policy in Policy Years one through ten. Currently, we do not assess a charge after the 10th Policy Year. We reserve the right to increase this charge to a maximum rate of .075 percent of the Accumulation Value of the Policy.

         If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

     5. INDEXED ACCOUNT CHARGE. We assess a monthly Indexed Account Charge to compensate us for certain administrative and other expenses we assume in making available the Fixed Indexed Account options. We currently do not asses this charge for amounts allocated to Indexed Accounts A and
         B. We reserve the right to assess this charge up to a maximum monthly rate of 0.05 percent of the Accumulation Value held in Indexed Accounts A and B and for amounts held in the Interim Account that are scheduled to be transferred to Indexed Accounts A and B on an Interim Account Transfer Date.

         The current Indexed Account Charge for the Optimizer 1 and Optimizer 2 Indexed Accounts is equal to a monthly rate of .06 percent of the Accumulation Value held in the Optimizer 1 Indexed Account, Optimizer
         2 Indexed Account and for the amounts in the Interim Account that are scheduled to be transferred to the Optimizer 1 and Optimizer 2 Indexed Accounts. We reserve the right to increase this charge to a maximum monthly rate of 0.20 percent of the Accumulation Value in the Optimizer 1 and Optimizer 2 Indexed Accounts and for amounts in the Interim Account that are scheduled to be transferred to the Optimizer
         1 and Optimizer 2 Indexed Accounts on an Interim Account Transfer Date.

     6. CASH EXTRA CHARGE. We may assess a monthly charge to compensate us for providing the Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk. The minimum guaranteed monthly charge is $0.00 and the maximum guaranteed monthly charge is $100.00 per $1,000 of Face Amount. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, Risk Class and age. The charge is defined as a level cost per thousand dollars

                                                                        Page 55

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         of Face Amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the Policy data pages of the Policy.

     7. TRANSACTION CHARGES. We may assess certain transaction charges if you elect to make a Policy change, take a partial surrender, or transfer Accumulation Value among the Sub-Accounts, the Guaranteed Interest Account and the Fixed Indexed Accounts. We assess transaction charges from the Accumulation Value of your Policy.

         a. POLICY CHANGE TRANSACTION CHARGE. We assess a Policy Change Transaction Charge to compensate us for expenses associated with processing a Policy change such as an increase or decrease in Face Amount, a change in Death Benefit option or a change in your risk classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.

         b. PARTIAL SURRENDER TRANSACTION CHARGE. For each partial surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining Accumulation Value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

         c. TRANSFER TRANSACTION CHARGE. The Transfer Transaction Charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts (or Guaranteed Interest Account) affected by the transfer(s). We currently do not assess a Transfer Transaction Charge.

     8. OPTIMIZER 1 AND OPTIMIZER 2 INDEX SEGMENT CHARGE. We assess the Index Segment Charge to cover the administrative costs and expenses associated with establishing the Optimizer 1 and Optimizer 2 Indexed Accounts. The current and maximum Index Segment Charge are both equal to 1.25 percent of the Accumulation Value in the Optimizer 1 or Optimizer 2 Indexed Accounts on the Interim Account Transfer Date. We deduct the Index Segment Charge from the Accumulation Value in the Optimizer 1 and 2 Indexed Accounts on the Interim Account Transfer Date.

     9. SURRENDER CHARGE. If your Policy terminates or you fully surrender your Policy during the first 10 Policy Years or within 10 years after any increase in Face Amount, we assess a surrender charge from your Accumulation Value and pay the remaining amount (less any unpaid Policy charges, outstanding Policy loan and accrued interest) to you. The payment you receive is called the Surrender Value.

         The surrender charge equals the sum of any remaining Policy Issue Charges for the Initial Face Amount or the Face Amount increase, as applicable, measured from Policy Termination or full surrender to the end of the ten year surrender charge period. Increases in Face Amount have their own surrender charge penalty period. THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR INCREASE IN FACE AMOUNT. UNDER SOME CIRCUMSTANCES, THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO SURRENDER VALUE BEING AVAILABLE.

         We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent

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         that they do not, we will cover the short-fall from our General
         Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

         If you have elected the Early Values Agreement, the Surrender Charge will be waived on your Policy. See "Early Values Agreement" under the "Other Policy Provisions" of this prospectus.

     10. CHARGES FOR AGREEMENTS. We assess monthly charges for supplemental insurance benefits you add to your Policy by Agreement. Charges for the Agreements are described in the "Periodic Charges Other Than Investment Option Operating Expenses" table in the "Fee Tables" section of this prospectus.

DEDUCTION OF ACCUMULATION VALUE CHARGES. With the exception of the Optimizer 1 and Optimizer 2 Index Segment Charge, we will assess monthly Policy charges or Policy Transaction Charges against your Accumulation Value in the Guaranteed Interest Account, the Variable Account, the Interim Account and the Fixed Indexed Accounts in the order described below.

     1. First, we will deduct monthly Policy charges or Policy Transaction Charges from your Accumulation Value in the Guaranteed Interest Account.

     2. If the monthly Policy charges or Policy Transaction Charges exceed your Accumulation Value in the Guaranteed Interest Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from the Variable Account on a pro-rata basis from your Accumulation Value in each Sub-Account.

     3. If the monthly Policy charges or Policy Transaction Charges exceed your accumulation value in the Guaranteed Interest Account and the Variable Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Interim Account.

     4. If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

However, if you instruct us in writing, we will assess the monthly Policy charges or Policy Transaction Charges against the Guaranteed Interest Account, the Fixed Indexed Accounts or any of the Sub-Accounts that you specify.

PORTFOLIO EXPENSES. The value of the net assets of each Sub-Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Sub-Account invests. For further information, consult the Portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the "Fee Tables" section of this prospectus.

OTHER POLICY PROVISIONS

DEFERRAL OF PAYMENT. Normally, we will pay any proceeds under the Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in Good Order at our Home Office.

We reserve the right to defer the payment of proceeds under the Policy, including Policy loans, for up to six months from the date of your request, if such payment would be taken from your Accumulation Value in the Guaranteed Interest Account or the Fixed Indexed Accounts. In that case, if we postpone payment, other than a Policy loan payment, for more than 31 days, we will pay you interest at 2

                                                                        Page 57

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percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and Death Benefit proceeds from the Sub-Accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of Policy Owners.

If mandated under applicable law, we may block an Owner's account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or Death Benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and the Owner's account to government regulators.

BENEFICIARY. When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the Beneficiary or Beneficiaries named in the Application for the Policy unless the Owner has changed the Beneficiary. In that event, we will pay the death proceeds to the Beneficiary named in the last change of Beneficiary request.

If a Beneficiary dies before the insured, that Beneficiary's interest in the Policy ends with that Beneficiary's death. Only Beneficiaries who survive the insured will be eligible to share in the death proceeds. If no Beneficiary survives the insured, we will pay the death proceeds of this Policy to the Owner, if living, otherwise to the Owner's estate, or, if the Owner is a corporation, to it or its successor.

If you have added the Income Protection Agreement to your Policy, the payment of Death Benefit proceeds that are subject to the IPA will be paid to the Beneficiary under the terms of that Agreement. See "Supplemental Agreements -- Income Protection Agreement."

You may change the Beneficiary designated to receive the proceeds. If you have reserved the right to change the Beneficiary, you can file a Written Request with us to change the Beneficiary. If you have not reserved the right to change the Beneficiary, we will require the written consent of the irrevocable Beneficiary.

Your Written Request to change the Beneficiary will not be effective until it is recorded at our Home Office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any Death Benefit proceeds we have paid before your request was recorded in our Home Office records.

SUPPLEMENTAL AGREEMENTS

The following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.

WAIVER OF PREMIUM AGREEMENT. The Waiver of Premium Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first Policy Anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.

WAIVER OF CHARGES AGREEMENT. The Waiver of Charges Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in

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the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first Policy Anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.

CHILDREN'S TERM AGREEMENT. The Children's Term Agreement provides fixed level term insurance on each of the insured's children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child's 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may be added after the first Policy Anniversary subject to underwriting approval. We assess a separate monthly charge for this Agreement.

ACCELERATED BENEFITS AGREEMENT. The Accelerated Benefits Agreement allows you to receive a significant portion of your Policy's Death Benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available at issue without underwriting approval and may be added after the first Policy Anniversary, again without underwriting approval. There is no separate charge for the Agreement.

TERM INSURANCE AGREEMENT. The Term Insurance Agreement provides additional level term insurance coverage on the life of the insured. Subject to underwriting approval, this Agreement is available at issue and may not be added after issue. We assess a separate monthly charge for this Agreement.

OVERLOAN PROTECTION AGREEMENT. The Overloan Protection Agreement provides that the Policy will not terminate because of a Policy loan even where the Accumulation Value of the Policy is insufficient to cover Policy charges. This Agreement is available at issue without underwriting approval. The Policy Owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the Death Benefit payable under the Policy will be the minimum Death Benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-modified endowment contracts after the Policy has been in force for at least 15 years and the insured is over 75 years of age. Once elected, this Agreement will last until the Policy is surrendered or until the insured's death and will reduce the Policy Death Benefit by the amount of the Fixed Loan Account. We assess a one-time charge when the Agreement is exercised.

The tax treatment of the Overloan Protection Agreement is uncertain and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax advisor.

EARLY VALUES AGREEMENT. The Early Values Agreement ("EVA") waives the Surrender Charges that would ordinarily apply to your Policy. Electing this Agreement results in higher cash Surrender Values in the early years of Policy ownership. If you elect this Agreement, the Accumulation Value will be slightly lower than if this Agreement is not elected because of the charge for the Agreement. The minimum monthly charge for this Agreement is 0.01 percent of the Accumulation Value less any Policy loan and the maximum monthly charge is 0.05 percent of Accumulation Value less any Policy loan. For purposes of determining the charge for this Agreement, Policy Loan Interest that has accrued, but which has not been paid or added to the Policy loan account, will be included as part of the Policy loan being subtracted from the Accumulation Value. This Agreement is only available at issue and may not be terminated once it is elected. If the Policy is terminated and later reinstated, the EVA must be added at reinstatement. You should only purchase this Agreement if higher cash Surrender Values in the early years of this Policy are important to you and you are willing to accept lower Policy Accumulation Values.

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GUARANTEED INSURABILITY OPTION.  The Guaranteed Insurability Option ("GIO")
guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the Face Amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the Owner specifies the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified option date. The GIO is only available for insureds between the ages of zero and forty. The Owner may purchase the GIO at issue subject to underwriting of the insured. The Owner may also add the GIO after the Policy is issued, subject to underwriting of the insured. The GIO may also be added to policies that were purchased prior to the initial date the GIO was available. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured's fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.

The GIO guarantees that the Owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the Policy Anniversary nearest to the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the Owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at age 26, the Owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at age 26, the next specified option date available at age 28 will no longer be available. All of the remaining specified option dates (at ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the Owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.

The Cost of Insurance Charge for any additional coverage layer will be calculated using the insured's age and the most recent underwritten Risk Class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy's Accumulation Value. There is no requirement to pay additional premium when adding an additional coverage layer under the GIO. However, adding additional coverage layers will increase the Cost of Insurance Charges under the Policy and it may be necessary to pay additional premium to cover those increased Cost of Insurance Charges. The Cost of Insurance Charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The Policy Change Transaction Charge and a new Surrender Charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the Policy Anniversary nearest the insured's fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the Policy Anniversary nearest the insured's fortieth birthday if an alternative option date occurs after the insured's thirty-seventh birthday and before the Policy Anniversary nearest the insured's fortieth birthday and you elect to add an additional coverage layer on that alternative option date. The additional coverage layers purchased prior to termination of the GIO will continue after the termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Owner, subject to any surrender charges. You should

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purchase the GIO if you believe that future changes in the insured's life
(e.g., marriage, children) will result in your need for additional Death Benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or Face Amounts on the exercise date, you will still pay a charge for the GIO.

LONG TERM CARE ("LTC") AGREEMENT. The LTC Agreement allows you to accelerate Death Benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured's nursing home care or home health care. To be eligible for benefits under this Agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long-term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long-term care facility stay or days of home health care, as those terms are defined in the Agreement. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.

The benefit payments made under this Agreement may not cover all of the Insured's long term care costs. The long-term care benefits paid under this Agreement are intended to be "qualified long term care insurance" under federal tax law, and may not be taxable to the Owner. See "Tax Treatment of Policy Benefits." You should consult your tax advisor about the tax impact of purchasing this Agreement.

This Agreement may be added to your Policy at any time after issue, subject to providing us evidence of insurability. We will consider Applications for the LTC Agreement if the insured is receiving long-term care at the time of the request; however, it is unlikely that the insured's evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See "Statement of Additional Information."

You will select the maximum amount of long-term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two (2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.

If you decrease the Face Amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy's Face Amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the Policy (without regard to any Policy loan) after the partial surrender to the Death Benefit of the Policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before partial surrender ($500,000) multiplied by the ratio of the Death Benefit after partial surrender ($900,000) to the Death Benefit before partial surrender ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.

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The monthly charge for the LTC Agreement will be affected by changes in the long term care Net Amount at Risk. A decrease in the Policy Face Amount will change the long term care Net Amount at Risk even if the LTC amount does not change because the proportion of the Accumulation Value used to reduce the LTC amount to calculate long term care Net Amount at Risk will change. For example, if the Policy face amount is $1,000,000, the LTC amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the long term care Net Amount at Risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy Face Value is
reduced to $750,000, the new long term care Net Amount at Risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$750,000), or $100,000 x .66667 =
66,667. The long term care Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.

When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.

The maximum monthly benefit will be the lesser of:

    1.The monthly benefit percentage you chose times the LTC amount in effect;
      or

    2.The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy loan interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the Insured dies.

In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more frequently than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).

If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for a period of three consecutive months, you must submit a request to reinstate monthly benefits and provide additional information to us that the insured continues to be eligible for benefits under the Agreement. We will require i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair), ii) resubmission of a plan for qualified

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long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services and iii) evidence that the insured is continuing to incur monthly long term care costs.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Segment Term. You will not be allowed to transfer amounts into either of the Fixed Indexed Accounts or the Variable Account when benefits payments are being made under this Agreement.

We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy Death Benefit; request a policy loan, or partial surrenders from the Policy. You may request to decrease the Death Benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.

When we make a monthly benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following an LTC benefit payment will equal the Accumulation Value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the Policy Death Benefit (without regard to any outstanding Policy loan) following the payment of an LTC benefit divided by the Policy Death Benefit (without regard to any outstanding Policy loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.

This Agreement will terminate when i) we have paid the maximum LTC amount, ii) the insured is no longer eligible for long term care benefits, iii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iv) the Policy terminates due to the death of the Insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by Written Request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy anniversary. See "Termination" and "Partial Surrender."

INFLATION AGREEMENT. The Inflation Agreement provides you the ability to increase your Face Amount of insurance without underwriting every three years based upon increases in the cost of living (the "Cost of Living") as measured by changes in the U.S. Department of Labor Consumer Price Index ("CPI"). On the third anniversary of the issue date of this Agreement, we will calculate a Cost of Living increase and automatically increase the face value of your Policy. We will calculate a Cost of Living Increase on every third Agreement anniversary until the insured reaches the age of sixty. You may refuse to accept a Cost of Living increase; however, if you do so and the insured is over the age of twenty-one, no further Cost of Living increases may be made. If the insured is under the age of twenty-one at the time you refuse a Cost of Living increase, no additional Cost of Living increase offers will be made until after the insured turns age twenty-one.

The amount of the Cost of Living increase will be the lesser of (1) the Policy Face Amount multiplied by two times the increase in the CPI during the previous three years or (2) $100,000. The increase in

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the CPI is calculated by dividing the CPI on the date five months before the date of the Cost of Living increase by the CPI on the date forty-one months before the Cost of Living increase and subtracting one from that number.

The Inflation Agreement is only available for insureds under the age of sixty. The Owner may purchase the Inflation Agreement at issue subject to underwriting of the insured. The Owner may also add the Inflation Agreement after the Policy is issued, subject to underwriting of the insured. The Inflation Agreement may also be added to Policies that were purchased prior to the initial date the Inflation Agreement was available. The charge shown for the Inflation Agreement is a monthly charge and will apply from the time the Inflation Agreement is added to the Policy until the date the Inflation Agreement terminates. The charge for the Inflation Agreement will not be affected by the purchase of additional insurance.

The Cost of Insurance Charge for any additional insurance will be calculated using the insured's age and the most recent underwritten Risk Class for the Policy at the time the cost of living increase is accepted. The Cost of Insurance Charges for any additional insurance will be deducted monthly from the Policy's Accumulation Value. There is no requirement to pay additional premium when adding additional insurance under the Inflation Agreement. However, accepting the additional insurance increases the Cost of Insurance Charge under the Policy and it may be necessary to pay additional premium to cover the increased Cost of Insurance Charge. The Cost of Insurance Charge for the additional insurance is separate from and in addition to the charge you pay for purchasing the Inflation Agreement.

The Inflation Agreement and the monthly charge deducted for the Inflation Agreement will terminate when the Inflation Agreement terminates. Additional insurance purchased under this Agreement will remain in force until: the Policy Face Amount is reduced or eliminated at the request of the Owner, the Policy terminates or the insured dies.

The Inflation Agreement will terminate on the earliest of: 1) the Policy anniversary nearest to the insured's 59th birthday, 2) the date this Policy is terminated or surrendered, 3) the date we receive your Written Request in Good Order to terminate the Agreement, 4) the date you refuse a Cost of Living increase when the insured is over the age of twenty-one and 5) the insured's date of death.

You should purchase the Inflation Agreement if you believe that the Policy Face Amount needs to keep pace with increases in cost of living as measured by the CPI and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the Inflation Agreement and do not accept the additional insurance coverage or Face Amounts when offered, you will still pay a charge for the Inflation Agreement.

Increasing your Face Amount of insurance may have adverse tax consequences. If you elect the Inflation Agreement, you should consult a tax advisor before increasing your face amount of insurance.

GUARANTEED INCOME AGREEMENT. The Guaranteed Income Agreement ("GIA") is a living benefit agreement that you may add to the Policy. The GIA provides the Owner with an option to exercise the Agreement once certain conditions have been met, and receive guaranteed lifetime benefit payments. The benefit payment is deducted from the Policy's Accumulation Value first through partial surrenders and second through Policy loans. The Policy's surrender charge and partial surrender charges will not apply to the benefit payments. If the partial surrenders and Policy loans equal or exceed the Policy's Accumulation Value, we will add a sufficient amount of money to the Policy Accumulation Value so that the next annual benefit payment under the GIA can be made to the Owner. We will continue to add such amount to the Policy's Accumulation Value for as long as

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the Policy's Accumulation Value is not sufficient to pay the benefit payment due the Owner. In that case, benefit payments will continue to be made in the form of Fixed Interest Rate Policy loans.

The GIA allows you to receive an annual or monthly benefit payment for the remainder of the insured's lifetime, but not beyond the maturity date of the Policy at the insured's age 121, if all the conditions described below are satisfied. If you elect this benefit payment, the Policy is also guaranteed to remain in force for the lifetime of the insured, but not beyond the insured's age 121, unless you terminate this Agreement. We will calculate the GIA benefit payments using a guaranteed 4% interest rate as shown in the Policy data pages.

To receive benefit payments you must send us a written request to exercise the Agreement. The first benefit payment will be calculated using the exercise effective date, which is the first Policy Anniversary following the day we approve your request to exercise this Agreement. The following conditions must be satisfied before benefit payments can begin.
    (1) The Death Benefit qualification test on your Policy must be the guideline premium test.

    (2) The Level Death Benefit Option must be in effect. If the Level Death Benefit Option is not in effect when you exercise the Agreement, we will change your Death Benefit option to the Level Death Benefit Option as of the exercise effective date.

    (3) The insured must be at least 60 years of age and less than 80 years of age as of the exercise effective date.

    (4) Your Policy must have been in force for at least 10 years as of the exercise effective date.

    (5) The Face Amount of your Policy must equal the minimum amount allowable under the Code. If the Face Amount is not equal to that minimum as of the exercise effective date, we will reduce your Face Amount to be equal to the minimum amount allowable under the Code.

    (6) Other than the Income Protection Agreement, no other Agreements may be in effect as of the exercise effective date. If any other Agreements are in effect, they will terminate as of the exercise effective date.

    (7) You may not exercise the GIA if your Policy premiums or charges were waived under a Waiver of Premium or Waiver of Charges Agreement.

    (8) You may not exercise the GIA if you requested or received funds under the Accelerated Benefit Agreement.

    (9) You cannot receive benefits under the LTC Agreement.

    (10)Your projected annualized benefit payments when you exercise this Agreement must be at least equal to the annual minimum benefit payments shown on your Policy data pages for the remaining life of the insured, but not beyond age 121.

Your written request to exercise this Agreement is subject to your meeting all of the above conditions. We must also receive your request in good order at least 15 calendar days prior to the exercise effective date. When we receive your request to exercise the GIA, we will calculate and notify you of your benefit payment amount. As of the exercise effective date, we will send you a new set of Policy data pages that shows the adjusted Face Amount of the Policy, the exercise effective date, the frequency and the amount of the benefit payment that you will receive, and the minimum Death Benefit that applies to your Policy. The benefit payments will begin on the exercise effective date.

We will automatically transfer all of your Variable Account Accumulation Value to the Guaranteed Interest Account on the exercise effective date. If you have allocated Accumulation Value to any of the Fixed Indexed Accounts, we automatically transfer Fixed Indexed Account Accumulation Value to the

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Guaranteed Interest Account at the end of the Segment Term where the Segment
Term ends after the exercise effective date. Accumulation Value in the Fixed Loan Account will remain in that Account after the exercise effective date.

Although the allocation of your Variable Account Accumulation Value to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.

There is no charge for the GIA when you purchase the Policy, however, we will assess a one-time charge against your Accumulation Value on the exercise effective date. The charge will not exceed the maximum charge shown for the GIA on your Policy data pages. There is no other charge for this Agreement.

After the exercise effective date, the minimum amount of Death Benefit as of each Policy Anniversary will be equal to that shown on your Policy data pages that we send to you as of the exercise effective date. Upon request, we will tell you the minimum Death Benefit payment as of any date not shown. Partial surrenders taken from your Policy as a result of the GIA will reduce the Policy Face Amount and Death Benefit. However, we will not allow the Face Amount to go below the minimum Death Benefit as described in the Policy form. Since you may be taking Policy loans and we may be increasing the Policy's Accumulation Value based upon the guarantee provided by the GIA, the amount of Death Benefit proceeds payable at the insured's death may be different than the minimum Death Benefit shown on your Policy data pages.

Since the Policy's Death Benefit will be reduced to the minimum amount allowable under the Code after the exercise effective date, Owners who also purchase the Income Protection Agreement should be aware that the benefits payable under that Agreement will be lower as a result of exercising the GIA. Owners should consider the impact of the lower Policy Death Benefit on their individual circumstances before exercising the GIA.

Benefit payments made after the exercise effective date will first be taken from the Policy as a partial surrender until the Policy's investment in the contract, as defined in the Code, is reduced to zero. After that, benefit payments will be taken in the form of Fixed Policy Rate Loans until the amount of such loans equals the Policy's Accumulation Value. If, at the time of any benefit payment, there is insufficient Surrender Value to account for the full benefit payment, we will increase the Policy's Accumulation Value by an amount such that the Surrender Value will equal the next benefit payment. The tax treatment of amounts we add to your Policy after there is insufficient Surrender Value to continue benefit payments is uncertain. While we believe that such payments are not taxable to the recipient, the Internal Revenue Service or the courts could take a different position. You should consult your tax advisor regarding the taxability of amounts we contribute to the Policy or benefit payments made after we begin adding amounts to the Accumulation Value of your Policy.

Once we determine your benefit payment as of the exercise effective date, we do not anticipate that it will change. However, in order to keep your Policy qualified as life insurance under the Code, we may require you to take a partial surrender that is not a benefit payment. Any required partial surrender necessary to keep your Policy qualified as life insurance will be equal to the remaining investment in the contract, as defined in the Code. At that time, we will calculate a new benefit payment and determine a new set of minimum Death Benefit amounts. The calculation will be done using the same information that was used to calculate benefit payments as of the exercise effective date; except that the required partial surrender amount and previous benefit payments will be taken into account. As a

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result, the new benefit payment will likely be less than that calculated as of the exercise effective date because the Accumulation Value will be reduced by the required partial surrender amount. We will send you new Policy data pages showing the revised benefit payment and minimum Death Benefit amount.

After the exercise effective date, you may no longer:

    (1) request any Policy loans;

    (2) change the type of Policy loan interest rate;

    (3) pay any additional premiums;

    (4) request any Policy Changes; and

    (5) request any transfers of Accumulation Value.

The GIA will terminate 1) if the Policy is surrendered or otherwise terminates,
2) if you or the insured fail to meet any of the conditions for exercise of the GIA after the date you have sent us written notice of your request to exercise the Agreement, but prior to the exercise effective date, 3) or the death of the insured, or 4) or the date we receive your written request to cancel the Agreement. The GIA may be reinstated if the Policy is also reinstated in accordance with its provisions and it is prior to the Policy Anniversary nearest the insured's age 95.

You should consider purchasing and exercising this Agreement if you want to have a guaranteed stream of benefit payments during the lifetime of the insured and no longer desire to maximize the Death Benefit available under the Policy.

NOTE: We designed the GIA to protect you from outliving the assets underlying your Policy Accumulation Value. If you terminate the GIA or die before your Policy Accumulation Value is reduced to zero, neither you nor your estate will receive any benefit payments from us under the GIA, nor will the GIA provide any build-up of Accumulation Value for benefit payments. If the interest credited to your Accumulation Value in the GIA is sufficient to sustain periodic benefit payments under the GIA, your Policy Accumulation Value may never be reduced to zero and we will not be required to make payments to your Policy Accumulation Value to support benefit payments. Owners who add the GIA should take into consideration that their Policy Accumulation Value on the exercise effective date may not be sufficient to provide the minimum benefit payment until the insured's age 121. In that case, they will not be able to exercise the GIA.

INCOME PROTECTION AGREEMENT. You may elect to add the Income Protection Agreement ("IPA"), which gives you the right to elect that all, or a part, of the Policy's Death Benefit proceeds be paid in installment payments. The election under the IPA is irrevocable, which means it may not be changed as long as the Policy is in force. The IPA does not change the total amount of the Death Benefit proceeds payable under the Policy, however, to the extent the IPA applies to the Death Benefit proceeds, the payment of those proceeds will be in a lump sum and in installments as you specify under the IPA. The installment payments will include interest, which is calculated using a 1% annual effective rate of interest rate.

The installment payments are calculated by multilplying the IPA amount by a percentage between 25% and 100%, which you choose when You apply for the Policy. The IPA amount is the amount by which the Death Benefit proceeds payable under the IPA are defined and includes the Face Amount of the Policy plus any term insurance agreement amount on the insured's life. We will show you the IPA amount on your Policy data pages.

When you apply for this Policy, you must choose what percentage of the IPA amount is subject to payment as a lump sum, and what percentage is subject to payment in installments. You must also choose the frequency of the installment payments, either monthly or annually that are made during the

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installment period. You must also choose the installment period, which can be from ten to thirty years. When we issue the Policy, we will tell you the lump sum amount and the amount of each installment payment based upon the Face Amount of the Policy, plus any term insurance. Your election of the length and frequency of installment payments is irrevocable when made on the application for the Policy.

The number of years for which the Policy Death Benefit proceeds would be paid installment payments is dependent upon the insured's age on the date of death and is shown on the Policy data pages. You cannot elect to have installment payments made for more than 30 years nor may they extend beyond the Policy Anniversary nearest where the insured would have reached age 95. The final installment payment may be made at an earlier date if you tell us on the Policy application.

If you change the Policy Face Amount or the amount of any term insurance, we will automatically increase or decrease the IPA amount accordingly. In addition, if you increase the Policy Face Amount, you may request to change the percentage that will apply to the IPA and the lump sum Death Benefit proceeds. However, it is within our sole discretion to approve any requested change and the insured will be required to provide evidence of good health satisfactory to us. If, at the insured's death, the Death Benefit proceeds are different than those shown on the Policy data pages, the lump sum amount and installment amount will be adjusted proportionately.

If you add the IPA to your Policy and have taken an accelerated death benefit, a long term care agreement benefit or a Policy loan, we will reduce the amount of the lump sum payment by the amount of the accelerated death benefit or long term care agreement benefit taken, and/or the amount of the Policy loan, plus unpaid interest. If the accelerated death benefit or long term care agreement benefit taken and/or Policy loan, plus unpaid interest, reduces the lump sum payment to zero, we will further reduce the installment payment amounts by any remaining accelerated death benefit or long term care agreement benefit taken and/or any remaining Policy loan, plus unpaid interest.

When we receive a claim for Death Benefit proceeds in good order, we will send the Beneficiary at the address we have on record a confirmation of the scheduled installment payments. The IPA will not affect the amount of the Death Benefit proceeds payable, it will only impact the manner in which those amounts are paid. We will send the Beneficiary a report each year telling them the amount of installment payments that are considered interest income.

The IPA Agreement is designed to pay installment payments over a ten to thirty year period to a named Beneficiary. If that Beneficiary dies prior to his or her share of the Policy Death Benefit proceeds being paid in full, we will continue the installment payments to a successor Beneficiary, named by the initial Beneficiary. If no successor Beneficiary is named, or if no successor Beneficiary is living at the time of the initial Beneficiary's death, we will pay the installment payments to the estate of the deceased Beneficiary. If there is no named Beneficiary at the Insured's death, we will pay the installment payments to the Owner, or if the Owner and the Insured are the same, to the estate of the Insured.

We may, at our own discretion, assess a lower cost of insurance charge against your Policy Accumulation Value if you elect the IPA. The lower cost of insurance charge is not guaranteed and may change at any time.

This Agreement will terminate on the earlier of:

    (1) the date when your Policy terminates or is surrendered;

    (2) the death of the insured; or,

    (3) the termination date shown on the Policy data pages.

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If the Policy to which the IPA is attached is reinstated in accordance with its provisions, the IPA must also be reinstated provided that the Policy
Anniversary nearest the insured's age 95 has not occurred.

You should consider adding the IPA if you would like your named Beneficiary to receive all or part of the Policy Death Benefit proceeds in installment payments over a period of up to thirty years. When deciding to add the IPA, you should keep in mind that the IPA is irrevocable, payments may be deferred for up to thirty years and interest on the Death Benefit proceeds that are subject to the IPA is set at one percent at issue. Purchasers that desire to maximize the Policy's Accumulation Value may also want to consider adding the IPA because we may, but are not required to, reduce the cost of insurance charges while the insured is alive. There is no charge for the IPA.

NOTE: Any amounts paid that are in excess of your Accumulation Value under a supplemental benefit are subject to our financial strength and claims paying ability.

OTHER MATTERS

FEDERAL TAX STATUS

INTRODUCTION. The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE INDIVIDUAL VARIABLE UNIVERSAL LIFE
ACCOUNT. We are taxed as a "life insurance company" under the Code. The operations of the Variable Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Account or on capital gains arising from the Variable Account's activities. The Variable Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or the Policies.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract Owners are not the Owners of the assets generating those benefits.

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable

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requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, Owners of life insurance contracts who retain excessive control over the investment of underlying assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying assets.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

GENERAL. We believe that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A

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current or prospective Policy Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Policies classified as MECs are subject to the following tax rules:

    1.All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    2.Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

    3.A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary or designated Beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with fixed interest rate Policy loans after your Policy has been in force for ten years or more are less clear and a tax adviser should be consulted about such loans.

While we believe that distributions and Policy loans made under the terms of the Guaranteed Income Agreement will generally not be taxed to the Owner, the IRS or the courts could reach a different result. Owners that have added the GIA should consult a tax advisor regarding the tax treatment of distributions and loans under the GIA.

Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

SETTLEMENT OPTIONS. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. If you have added the IPA to your Policy, a portion of the installment payments under the IPA will be treated as taxable interest income to the Beneficiary. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

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MULTIPLE POLICIES.  Under the Code, all MECs issued by us (or an affiliated company) to the same Policy Owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under
Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

REINSTATEMENTS. You may have adverse tax consequences if you request that we reinstate your Policy after it has terminated with no Accumulation Value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a Policy terminates with no Accumulation Value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.

OVERLOAN PROTECTION AGREEMENT. Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.

LONG TERM CARE AGREEMENT. We believe the LTC Agreement qualifies as long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the Owner of the Policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.

GUARANTEED INCOME AGREEMENT. We believe that the Policy will continue to qualify as life insurance under the Code after the GIA exercise effective date and that distributions and Policy loans made under the terms of the GIA will generally not be taxed to the Owner. However, the IRS or the courts could reach a different result. In addition, Policy loans that are used to make GIA benefit payments will have a net interest rate charge of .10 percent. We do not believe that these types of wash loan provisions are taxable Policy distributions; however, their tax treatment is uncertain and the IRS or the courts could reach a different conclusion. Owners that have added the GIA should consult a tax advisor regarding the tax treatment of distributions and loans under the GIA.

WITHHOLDING. To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

OTHER TRANSACTIONS. Changing the Policy Owner may have tax consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

BUSINESS USES OF POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus

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plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. In particular, Section 101(j) of the Code added in 2006, denies the tax-free treatment of Death Benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain Beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of to the proposed purchase.

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS. A tax adviser should be consulted with respect to the split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of federal estate tax if the insured owned the Policy. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

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Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

AMERICAN TAXPAYER RELIEF ACT OF 2012 The American Taxpayer Relief Act of 2012 ("ATRA") was enacted on January 2, 2013, and succeeds many of the provisions of the Economic Growth and Tax Reconciliation Act of 2001 ("EGTRRA"), which expired on December 31, 2012. ATRA establishes permanent exclusion amounts and rate structures for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2012. The estate, gift, and generation skipping transfer tax exclusion amounts established under ATRA are annually adjusted for inflation. In addition, ATRA makes several transfer tax provisions originally introduced by EGTRRA permanent.

For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

The complexity of ATRA, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

TAX SHELTER REGULATIONS. Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

MEDICARE TAX ON INVESTMENT INCOME. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.

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Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

VOTING RIGHTS

We will vote the Fund shares held in the various Sub-Accounts of the Variable Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's Accumulation Value in a Sub-Account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Variable Account as to which no instructions are received in proportion to the voting instructions which are received from Policy Owners with respect to all policies participating in the Variable Account. Proportional voting may result in a small number of Policy Owners determining the outcome of the vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:

  . if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of Policy Owners, or

  . if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through a special notice.

COMPENSATION PAID FOR THE SALE OF POLICIES

Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell the Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives, which is described in more detail

                                                                        Page 75

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below. Securian Financial may also receive compensation from an underlying Fund or its affiliates as described in more detail in the "Payments Made by Underlying Mutual Funds" section of this prospectus. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy charges described elsewhere in this prospectus.

PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL. Except for Policies with the Early Values Agreement ("EVA"), commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

  . Up to 3.78 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

  . We will also pay up to 3.78 percent on all premiums (up to the target premium) paid in years three through five.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through five.

  . We also pay additional compensation of up to 0.081 percent of the Accumulation Value in Policy years six through ten, and .054 percent of the Accumulation Value in Policy Years 11 and greater.

For Policies that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. Compensation for gross premium payments in excess of target premium and additional compensation based upon Accumulation Value for Policy Years six and later is the same as on Policies without EVA.

In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

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PAYMENTS TO BROKER-DEALERS.  We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their registered representatives all or a portion of the commissions received for their sales of the Policy. We may also pay other broker-dealers amounts to compensate them for training and education meetings for their registered representatives.

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

LEGAL PROCEEDINGS

Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.

FINANCIAL STATEMENTS

The financial statements of the Minnesota Life Individual Variable Universal Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

REGISTRATION STATEMENT

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, with the same date, containing further information about the Variable Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of Death Benefits, cash Surrender Values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about the Variable Account (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

The table of contents for the Statement of Additional Information is as follows:

       General Information and History
       Services
       Additional Information
       Underwriters
       Underwriting Procedures
       Settlement Options
       Illustrations
       Experts
       Other Information
       Financial Statements

Investment Company Act No. 811-22093

APPENDIX -- GLOSSARY

ACCUMULATION VALUE: The sum of the values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account.

AGE: The Issue Age plus the number of complete Policy Years elapsed.

AGREEMENT: Any benefit, other than the base Policy, made a part of this Policy.

APPLICATION: The form completed by the proposed insured and/or proposed Owner when applying for coverage under the Policy. This includes any:

  .  amendments or endorsements;
  .  supplemental Applications; or
  .  reinstatement Applications.

BENEFICIARY(IES): The person(s) so named in the Application, unless later changed, to whom any Death Benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.

CODE: The U.S. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT: The amount payable to the Beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.

FACE AMOUNT: The amount we use in determining the insurance coverage of an insured's life.

FIXED INDEXED ACCOUNT: A Fixed Indexed Account is part of our General Account. We may credit Index Credits to your Accumulation Value allocated to Segments in the Fixed Indexed Accounts based in part on the investment performance of the S&P 500(R) , subject to any Growth Cap and Participation Rate. We make available four Fixed Indexed Account options under the Policy, Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account.

FIXED LOAN ACCOUNT: Part of our General Account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account and the Fixed Indexed Accounts as collateral for fixed interest rate Policy loans.

FREE LOOK PERIOD: The period during which you may examine and return the Policy to us at our Home Office and receive a refund.

FUND: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.

GENERAL ACCOUNT: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.

GOOD ORDER: This means the actual receipt by us of the instructions relating to a transaction in writing-or when appropriate by telephone or the internet along with all completed forms, documents, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "Good Order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We reserve the right to change our requirements for what constitutes Good Order and which documents and forms are required in order for us to complete a transaction request.

GRACE PERIOD: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

GROWTH CAP: The Growth Cap is the maximum growth rate for a Segment that is used to determine the amount of any Index Credit for the Segment.

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GUARANTEED INTEREST ACCOUNT: The Guaranteed Interest Account is part of our
General Account. We credit Accumulation Value in the Guaranteed Interest Account with a fixed rate of interest guaranteed to be no less than a 2 percent annually.

HOME OFFICE: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.

INDEX OR S&P 500(R). Standard & Poor's 500(R) Composite Stock Price Index.

INDEX CREDIT: The amount of interest we may credit for an Index Credit Term to your Accumulation Value allocated to a Segment. The amount of an Index Credit is determined by reference to the investment performance of the S&P 500(R) over the Index Credit Term, subject to certain conditions, including any Growth Cap and Participation Rate.

INDEX CREDIT TERM: The time period over which changes in the underlying indices of a Segment are measured for purposes of calculating the Index Credit for that Segment. Currently, all Index Credit Terms and Segments have durations of one year.

INITIAL FACE AMOUNT: The Face Amount on the Policy Date.

INITIAL MINIMUM PREMIUM: The amount of premium required to put the Policy in force. The Initial Minimum Premium is the monthly Initial Minimum Premium shown on the Policy data pages multiplied by three (3) months plus the number of complete months from the Policy Date to the date of payment.

ISSUE AGE: The insured's age at nearest birthday as of the Policy Date.

INTERIM ACCOUNT: The Interim Account is part of our General Account and contains Net Premiums and Accumulation Value transferred from the Guaranteed Interest Account and the Variable Account that you have directed us to place in a Fixed Indexed Account. On each Interim Account Transfer Date, we transfer Accumulation Value in the Interim Account to the Fixed Indexed Accounts according to your allocation instructions.

INTERIM ACCOUNT TRANSFER DATE: The third Friday of each month, which is the date we transfer your Accumulation Value in the Interim Account, including interest credited on amounts in the Interim Account, to a Fixed Indexed Account according to your allocation instructions.

MEC: A modified endowment contract, as defined under the Code.

NET AMOUNT AT RISK: The value equal to the Death Benefit as of the most recent monthly Policy Anniversary divided by the Net Amount at Risk divisor (as shown on the Policy data pages), and reduced by the Policy Accumulation Value at the beginning of the Policy month, before deduction of the current month's Cost of Insurance Charge.

NET PREMIUM: The amount of premium after the Premium Charge has been deducted.

OWNER (YOU, YOUR): The person named in the Application as the Owner, unless later changed.

PARTICIPATION RATE: A percentage of the growth rate for a Segment used to determine the amount of any Index Credit for the Segment at the end of the Segment Term.

PLANNED PREMIUM: The amount of premium you plan to pay for the Policy on a periodic basis. Planned premiums serve as the basis for premium payment reminder notices. Payment of Planned Premiums may not necessarily keep the Policy in force.

POLICY ANNIVERSARY: The same day and month as your Policy Date for each succeeding year your Policy remains in force. A monthly Policy Anniversary is the same day as your Policy Date for each succeeding month your Policy remains in force.

POLICY DATE: The date shown on the Policy data pages, which is the date from which we determine Policy Anniversaries, Policy years, and monthly Policy Anniversaries.

POLICY LOAN INTEREST: The amount of interest we charge you on any outstanding Policy loan balance under your Policy.

POLICY YEAR: A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO: A separate investment Portfolio of a Fund. Each Sub-Account invests exclusively in one Portfolio of a Fund.

RISK CLASS: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.

SEC: The Securities and Exchange Commission, a United States government agency.

SEGMENT: A Segment is part of a Fixed Indexed Account and is created by the allocation of Net Premium, transfer of Accumulation Value from the Interim Account or rollover of Accumulation Value from a prior Segment. We may credit an Index Credit to your Accumulation Value allocated to a Segment based in part on the investment performance of the S&P 500(R) , subject to any Growth Cap and Participation Rate.

SEGMENT DATE: The Segment Date is the date a Segment is created. Segment years, Segment anniversaries, and Segment terms are all measured from that date.

SUB-ACCOUNT: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each Sub-Account's assets exclusively in shares of one Portfolio.

SURRENDER VALUE: The amount available to you when your Policy is surrendered or terminates. The Surrender Value equals the Accumulation Value, less any unpaid policy charges, any outstanding Policy loan, and unpaid Policy Loan Interest and any applicable Surrender Charge.

TERMINATION: When your Policy terminates without value after a Grace Period. You may reinstate a terminated Policy, subject to certain conditions.

TOBACCO CLASS: Based on the tobacco use habits of the insured, with the insured designated as either "tobacco" or "non-tobacco."

UNDERWRITING CLASS: The classification of the insured based upon the level of mortality risk that we assume.

UNIT: A measure of your interest in a Sub-Account of the Minnesota Life Individual Variable Universal Life Account.

UNIT VALUES: The value of a Sub-Account Unit that is multiplied by the number of Units in the Sub-Account to determine the Sub-Account value. The Unit Value is calculated as of the end of a Valuation Date by multiplying its value on the preceding Valuation Date by the investment factor determined for that Sub-Account.

UNIT VALUE CREDIT: A credit we may provide which is used in the determination of the net investment factor for each Sub-Account.

VALUATION DATE: A Valuation Date is any date on which the New York Stock Exchange ("NYSE") is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a Sub-Account does not value its shares. A Valuation Date ends at the close of trading on the NYSE for that day.

VARIABLE ACCOUNT: The Minnesota Life Individual Variable Universal Life Account.

WRITTEN REQUEST: A request in writing signed by you. We may require that your Policy be sent in with a Written Request.

                      STATEMENT OF ADDITIONAL INFORMATION

                       MINNESOTA LIFE INSURANCE COMPANY
                            400 ROBERT STREET NORTH
                          SAINT PAUL, MINNESOTA 55101

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

              ML PREMIER VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the "Policy") offered by Minnesota Life Insurance Company ("Minnesota Life"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                  MAY 1, 2013

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                              2
SERVICES                                                                     2
ADDITIONAL INFORMATION                                                       2
UNDERWRITERS                                                                 3
UNDERWRITING PROCEDURES                                                      4
SETTLEMENT OPTIONS                                                           4
ILLUSTRATIONS                                                                5
EXPERTS                                                                     10
OTHER INFORMATION                                                           10
FINANCIAL STATEMENT

ML PREMIER VUL                          1

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On June 11, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account ("the Account"), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.

SERVICES

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company, which includes overnight calculation of unit value amounts. Minnesota Life oversees State Street's performance of these services.

ADDITIONAL INFORMATION

ASSIGNMENT You may assign this policy by forwarding to us a written request in good order in advance of such assignment. We reserve the right, except to the extent prohibited by applicable state law or regulation or by the action of the appropriate state regulatory authority, or any agency or officer performing like functions of the applicable State, to require that assignment will be effective only upon our acceptance, and to refuse assignments at any time on a non-discriminatory basis. No assignment applies to any action we take before receiving your written request. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of

ML PREMIER VUL                          2
insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

REPORTS At least once each year we will send you a report. This report will include the accumulation value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

UNDERWRITERS

The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or other broker-dealers who have entered into selling agreements with Securian Financial. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of FINRA. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.

SALES BY SECURIAN FINANCIAL REGISTERED REPRESENTATIVES. Except for Policies with the Early Values Agreement ("EVA"), commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 62.1 percent of gross premium paid in the first twenty four months after the policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and risk class of the insured and face amount of the insurance for the Policy.

  . Up to 3.78 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premium paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

  . We will also pay up to 3.78 percent on all premiums (up to the target premium) paid in years three through five.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in policy years one through five.

  . We also pay additional compensation of up to 0.081 percent of the accumulation value in Policy years six through ten, and .054 percent of the accumulation value in policy years 11 and greater.

For Policies that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. Compensation for gross premium payments in excess of target premium and additional compensation based upon accumulation value for policy years six and later is the same as on Policies without EVA.

In addition, Securian Financial or we will award, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may

ML PREMIER VUL                          3
also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us. The underwriter may also receive amounts from certain Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a portion or all of the 12b-1 fees up to .25 percent of the average daily net assets of the Portfolios of the Fund attributable to the Policies.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the compensation and amount of proprietary products sold by registered representatives supervised by the general agent.

SALES BY UNAFFILIATED BROKER DEALERS. We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

Amounts paid by Minnesota Life to the underwriters of the Policies during 2012, 2011, and 2010 were $6,310,785, $7,346,089, and $8,488,898, respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.

UNDERWRITING PROCEDURES

We require proof of insurability for policy issue and all policy changes resulting in an increase in face amount or other changes that result in an increase in the net amount at risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and age of each insured and are based on the 2001 Commissioners Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

SETTLEMENT OPTIONS

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured's death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on any death benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the death benefit proceeds payable from the date of the insured's death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 3 percent annual rate.

You may, during the lifetime of the insured, request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both you and us. A settlement option may be selected only if payments are to be made to a natural person in that person's own right.

The addition of certain agreements, such as the Income Protection Agreement and the Guaranteed Income Agreement, will impact the Policy settlement options or the amount of Death Proceeds available for a settlement option. The Income Protection Agreement change the percentage of Death Proceeds that are available for the Policy's settlement options, while the Guaranteed Income Agreement, when exercised, will reduce the amount of Death Proceeds that are available for settlement options. Please see " Supplemental Agreements-Income Protection Agreement and Guaranteed Income Agreement" for more information about those agreements.

ML PREMIER VUL                          4

During the lifetime of the insured, you may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors. We receive a benefit from amounts left in the Benefit Account. We pay interest on proceeds held in the Benefit Account as required by state law. Any interest paid on proceeds in the Benefit Account is currently taxable.

Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.

    OPTION 1 -- INTEREST PAYMENTS

    We will pay interest on the proceeds at such times and for such period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.

    OPTION 2 -- PAYMENTS FOR A SPECIFIED PERIOD

    We will make payments for a specified number of years.

    OPTION 3 -- LIFE INCOME

    We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee's death. We may require proof of the payee's age and gender. Monthly payments can be guaranteed for 5, 10 or 20 years.

    OPTION 4 -- PAYMENTS OF A SPECIFIED AMOUNT

    We will pay a specified amount until the proceeds and interest thereto are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the settlement option which will state the terms and conditions of the payments. Unless you specify otherwise, the beneficiary may select a settlement option after the insured's death.

The minimum rate of interest we will credit under any settlement option is a 3 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our general account which are to be paid under a settlement option.

ILLUSTRATIONS

To illustrate the operation of the Policy under certain assumptions, we have prepared the following tables along with explanatory text that may be of assistance.

The following tables illustrate how the accumulation value, cash surrender value and death benefit of a Policy change with the investment experience of the sub-accounts of the Account. The tables show how the accumulation value, cash surrender value and death benefit of a Policy for an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the Account were a uniform, gross, after-tax rate of 0 percent and 6 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy.

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

The tables illustrate a Policy issued to an insured male age 35 in the preferred select non-tobacco risk class with an Increasing Death Benefit Option. The tables assume an initial face amount of $680,000 and an annual planned premium payment of $8,600. The tables also assume that the Guideline Premium Test for definition of life insurance has been elected. The tables reflect both guaranteed maximum and current charges for all charges under the Policy, except charges for partial surrenders, transfers and any optional Agreements. The tables assume that there have been no allocations made to the Guaranteed Interest Account or the Fixed Indexed Accounts.

Guaranteed maximum cost of insurance charges will vary by age, gender, and risk class. We use the male, female and unisex Composite 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of gender-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The amounts shown for the hypothetical accumulation value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Portfolio is deducted from the gross return. The investment management fee illustrated is 0.43 percent and represents the arithmetic average of the annual fee charged for all Portfolios available under the Policy. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are 0.17 percent, representing the arithmetic average of the 2012 expense ratios of the Portfolios available under the Policy. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is 0.02 percent and represents the arithmetic average of those fees charged for all Portfolios that assess a 12b-1 fee. Lastly, the net return is increased by any unit value credit that we are currently providing. The unit value credit illustrated is 0.12 percent and represents the arithmetic average of the unit value credit for all Portfolios available under the Policy. For the maximum contractual charges illustration, no unit value credit is assumed so the net annual rates of return shown are -0.62 and 5.38 percent (gross annual rate of return less average annual Portfolio management fee, average other expenses and average 12b-1 fee). Therefore, gross annual rates of return of 0 and 6 percent correspond to approximate net annual rates of return of -0.50 and
5.50 percent on the current charges illustration (net annual rate of return plus average unit value credit).

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Account. If such charges are deducted in the future, the hypothetical net annual rates of return would be lower.

If a particular Policy would be subject to different levels of charges, the accumulation values, cash surrender values and death benefits would vary from those shown in the tables. The accumulation values, cash surrender values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or accumulation values were allocated differently among individual sub-accounts with varying rates of return. In addition, the accumulation values, cash surrender values and death benefits would also vary between tables depending upon whether the Level Option or Increasing Option death benefit is illustrated.

ML PREMIER VUL                          6

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, gender and risk classification, and on the face amount, premium, death benefit option and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this Statement of Additional Information, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations. You may request a personalized illustration, without charge, from us by calling us at 1-800-277-9244 or writing to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

ML PREMIER VUL                          7

                                ML PREMIER VUL
                    DEATH BENEFIT OPTION--INCREASING OPTION
                        ASSUMING GUIDELINE PREMIUM TEST
                MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
                        INITIAL FACE AMOUNT -- $680,000
                           $8,600 ANNUAL PREMIUM/1/
                USING GUARANTEED MAXIMUM CONTRACTUAL CHARGES/2/

               -- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF --

                              0% GROSS     6% GROSS
                             -0.62% NET    5.38% NET

                                         CASH                           CASH
POLICY   ATTAINED ANNUAL  ACCUMULATION SURRENDER  DEATH  ACCUMULATION SURRENDER  DEATH
YEAR(3)    AGE    PREMIUM    VALUE       VALUE   BENEFIT    VALUE       VALUE   BENEFIT
-------  -------- ------- ------------ --------- ------- ------------ --------- -------
  1         35     8,600      5,143          0   685,143     5,530          --  685,530
  2         36     8,600     10,161          0   690,161    11,256          --  691,256
  3         37     8,600     15,062       1521   695,062    17,195         326  697,195
  4         38     8,600     19,822       7545   699,822    23,328       6,458  703,328
  5         39     8,600     24,443      13512   704,443    29,663      12,793  709,663
  6         40     8,600     28,920      22797   708,920    36,202      22,706  716,202
  7         41     8,600     33,234      32017   713,234    42,933      32,812  722,933
  8         42     8,600     37,369      41165   717,369    49,845      43,097  729,845
  9         43     8,600     41,313      50239   721,313    56,931      53,557  736,931
  10        44     8,600     45,035     45,035   725,035    64,164      64,164  744,164
  15        49     8,600     68,547     68,547   748,547   112,192     112,192  792,192
  20        54     8,600     85,621     85,621   765,621   166,477     166,477  846,477
  25        59     8,600     91,395     91,395   771,395   222,361     222,361  902,361
  30        64     8,600     80,784     80,784   760,784   273,534     273,534  953,534
  35        69     8,600     45,025     45,025   725,025   307,150     307,150  987,150
  40        74     8,600         --          0         0   304,802     304,802  984,802
  45        79     8,600         --          0         0   222,552     222,552  902,552
  50        84         0         --          0         0        --          --        0

/1/    A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

/2/    The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.10. The cost of insurance charge will increase as the insured ages.

/3/    Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ML PREMIER VUL                          8

                                ML PREMIER VUL
                    DEATH BENEFIT OPTION--INCREASING OPTION
                        ASSUMING GUIDELINE PREMIUM TEST
                MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
                        INITIAL FACE AMOUNT -- $680,000
                           $8,600 ANNUAL PREMIUM/1/
                           USING CURRENT CHARGES/2/

               -- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF --

                              0% GROSS     6% GROSS
                             -0.50% NET    5.50% NET

                                         CASH                           CASH
POLICY   ATTAINED ANNUAL  ACCUMULATION SURRENDER  DEATH  ACCUMULATION SURRENDER   DEATH
YEAR(3)    AGE    PREMIUM    VALUE       VALUE   BENEFIT    VALUE       VALUE    BENEFIT
-------  -------- ------- ------------ --------- ------- ------------ --------- ---------
  1         35     8,600      6,188          --  686,188      6,618          --   686,618
  2         36     8,600     12,334          --  692,334     13,589          --   693,589
  3         37     8,600     18,438       1,569  698,438     20,931       4,061   700,931
  4         38     8,600     24,493       7,623  704,493     28,657      11,788   708,657
  5         39     8,600     30,498      13,628  710,498     36,788      19,919   716,788
  6         40     8,600     36,453      22,957  716,453     45,346      31,851   725,346
  7         41     8,600     42,350      32,228  722,350     54,346      44,225   734,346
  8         42     8,600     48,182      41,434  728,182     63,804      57,057   743,804
  9         43     8,600     53,947      50,573  733,947     73,743      70,369   753,743
  10        44     8,600     59,632      59,632  739,632     84,176      84,176   764,176
  15        49     8,600     95,208      95,208  775,208    154,451     154,451   834,451
  20        54     8,600    128,395     128,395  808,395    244,578     244,578   924,578
  25        59     8,600    157,334     157,334  837,334    358,429     358,429 1,038,429
  30        64     8,600    179,701     179,701  859,701    500,544     500,544 1,180,544
  35        69     8,600    191,480     191,480  871,480    674,681     674,681 1,354,681
  40        74     8,600    188,600     188,600  868,600    885,817     885,817 1,565,817
  45        79     8,600    160,500     160,500  840,500  1,132,796   1,132,796 1,812,796
  50        84     8,600     87,866      87,866  767,866  1,403,760   1,403,760 2,083,760
  55        89     8,600          0           0        0  1,675,380   1,675,380 2,355,380
  60        94     8,600          0           0        0  1,909,506   1,909,506 2,589,506
  65        99     8,600          0           0        0  2,058,610   2,058,610 2,738,610
  70       104     8,600          0           0        0  2,058,724   2,058,724 2,738,724
  75       109     8,600          0           0        0  1,808,496   1,808,496 2,488,496
  80       114     8,600          0           0        0  1,121,938   1,121,938 1,801,938

/1/    A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

/2/    The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.03. The cost of insurance charge will increase as the insured ages.

/3/    Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ML PREMIER VUL                          9

VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

EXPERTS

Actuarial matters included in the prospectus have been examined by Robert J. Ehren, Senior Vice President.

The financial statements of the Minnesota Life Individual Variable Universal Life Account as of December 31, 2012, and the consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries (the Company) as of December 31, 2012 have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

ML PREMIER VUL                          10

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                              Financial Statements

                           December 31, 2012 and 2011

     (With Report of Independent Registered Public Accounting Firm Thereon)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Minnesota Life Insurance Company and Policy Owners of
  Minnesota Life Individual Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Individual Variable Universal Life Account (the Variable Account) as of December 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2012 were confirmed to us by the respective sub-account mutual fund or their transfer agents, or for Securian Funds Trust, verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account as of December 31, 2012, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
----------------------------------------
Minneapolis, Minnesota
April 10, 2013

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2012


                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ------------------------------------------------------------------
                                                                                  ADVANTUS         ADVANTUS         ADVANTUS
                                                                 ADVANTUS         INDEX 400          INDEX        INTERNATIONAL
                                                                   BOND            MID-CAP           500              BOND
                                                                  CLASS 1          CLASS 1          CLASS 1          CLASS 1
                                                              ---------------  ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Securian Funds Trust.:
  Advantus Bond Class 1, 299,823 shares at net asset value
    of $2.02 per share (cost $535,034)                        $       606,960               --               --               --
  Advantus Index 400 Mid-Cap Class 1, 175,270 shares at
    net asset value of $2.50 per share (cost $372,574)                     --          437,628               --               --
  Advantus Index 500 Class 1, 148,557 shares at net asset
    value of $5.17 per share (cost $672,247)                               --               --          767,544               --
  Advantus International Bond Class 1, 245,980 shares at net
    asset value of $2.46 per share (cost $521,443)                         --               --               --          606,138
  Advantus Mortgage Securities Class 1, 115,825 shares at net
    asset value of $1.76 per share (cost $189,856)                         --               --               --               --
  Advantus Real Estate Securities Class 2, 231,460 shares at
    net asset value of $3.10 per share (cost $568,662)                     --               --               --               --
Investments in shares of Alliance Bernstein Funds:
  Alliance Bernstein International Value A, 22,288 shares at
    net asset value of $12.96 per share (cost $301,147)                    --               --               --               --
                                                              ---------------  ---------------  ---------------  ---------------
                                                                      606,960          437,628          767,544          606,138
Receivable from Minnesota Life for Policy purchase payments               770                1                4            6,925
                                                              ---------------  ---------------  ---------------  ---------------
      Total assets                                                    607,730          437,629          767,548          613,063
                                                              ---------------  ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                             $           770                1                4            6,925
                                                              ---------------  ---------------  ---------------  ---------------
      Total liabilities                                                   770                1                4            6,925
                                                              ---------------  ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                  $       606,960          437,628          767,544          606,138
                                                              ===============  ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                             $       606,960          437,628          767,544          606,138
                                                              ===============  ===============  ===============  ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                              -------------------------------------------------
                                                                 ADVANTUS         ADVANTUS         ALLIANCE
                                                                 MORTGAGE        REAL ESTATE       BERNSTEIN
                                                                SECURITIES       SECURITIES      INTERNATIONAL
                                                                  CLASS 1          CLASS 1          VALUE A
                                                              ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Securian Funds Trust.:
  Advantus Bond Class 1, 299,823 shares at net asset value
    of $2.02 per share (cost $535,034)                                     --               --               --
  Advantus Index 400 Mid-Cap Class 1, 175,270 shares at
    net asset value of $2.50 per share (cost $372,574)                     --               --               --
  Advantus Index 500 Class 1, 148,557 shares at net asset
    value of $5.17 per share (cost $672,247)                               --               --               --
  Advantus International Bond Class 1, 245,980 shares at net
    asset value of $2.46 per share (cost $521,443)                         --               --               --
  Advantus Mortgage Securities Class 1, 115,825 shares at net
    asset value of $1.76 per share (cost $189,856)                    203,991               --               --
  Advantus Real Estate Securities Class 2, 231,460 shares at
    net asset value of $3.10 per share (cost $568,662)                     --          717,492               --
Investments in shares of Alliance Bernstein Funds:
  Alliance Bernstein International Value A, 22,288 shares at
    net asset value of $12.96 per share (cost $301,147)                    --               --          288,848
                                                              ---------------  ---------------  ---------------
                                                                      203,991          717,492          288,848
Receivable from Minnesota Life for Policy purchase payments                 1              490               15
                                                              ---------------  ---------------  ---------------
      Total assets                                                    203,992          717,982          288,863
                                                              ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                                           1              490               15
                                                              ---------------  ---------------  ---------------
      Total liabilities                                                     1              490               15
                                                              ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                          203,991          717,492          288,848
                                                              ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                                     203,991          717,492          288,848
                                                              ===============  ===============  ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ------------------------------------------------------------------
                                                                                                                    IBBOTSON
                                                                                                   FRANKLIN        AGGRESSIVE
                                                               FIDELITY VIP      FIDELITY VIP      SMALL CAP       GROWTH ETF
                                                               EQUITY-INCOME       MID-CAP        VALUE CL 1     ASSET ALLOC CL1
                                                              ---------------  ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Fidelity Variable Insurance Products
  (VIP) Fund:
  Equity-Income Portfolio, 42,566 shares at net asset value
    of $19.94 per share (cost $793,703)                       $       848,769               --               --               --
  Mid-Cap Fund, 31,128 shares at net asset value
    of $30.55 per share (cost $917,834)                                    --          950,947               --               --
Investments in shares of Franklin Templeton Variable
  Insurance Products (VIP) Fund:
  Small Cap Value Class 1 Fund, 64,520 shares at net asset
    value of $18.58 per share (cost $970,646)                              --               --        1,198,775               --
Investments in shares of Ibbotson Funds:
  Aggressive Growth ETF Asset Alloc Cl1, 1,002,417 shares
    at net asset value of $9.88 per share
    (cost $8,774,937)                                                      --               --               --        9,903,881
  Balanced ETF Asset Allocation Cl1, 451,727 shares at net
    asset value of $10.18 per share (cost $4,532,337)                      --               --               --               --
  Conservative ETF Asset Allocation Cl1, 161,723 shares at
    net asset value of $11.24 per share (cost $1,809,512)                  --               --               --               --
  Growth ETF Asset Allocation Cl1, 3,135,155 shares at net
    asset value of $9.48 per share (cost $28,166,131)                      --               --               --               --
                                                              ---------------  ---------------  ---------------  ---------------
                                                                      848,769          950,947        1,198,775        9,903,881
Receivable from Minnesota Life for Policy purchase payments                20            4,616               29            1,504
                                                              ---------------  ---------------  ---------------  ---------------
      Total assets                                                    848,789          955,563        1,198,804        9,905,385
                                                              ---------------  ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                             $            20            4,616               29            1,504
                                                              ---------------  ---------------  ---------------  ---------------
      Total liabilities                                                    20            4,616               29            1,504
                                                              ---------------  ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                  $       848,769          950,947        1,198,775        9,903,881
                                                              ===============  ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                             $       848,769          950,947        1,198,775        9,903,881
                                                              ===============  ===============  ===============  ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                              -------------------------------------------------
                                                                  IBBOTSON         IBBOTSON         IBBOTSON
                                                                  BALANCED       CONSERVATIVE        GROWTH
                                                                  ETF ASSET        ETF ASSET        ETF ASSET
                                                               ALLOCATION CL1   ALLOCATION CL1   ALLOCATION CL1
                                                              ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Fidelity Variable Insurance Products
  (VIP) Fund:
  Equity-Income Portfolio, 42,566 shares at net asset value
    of $19.94 per share (cost $793,703)                                    --               --               --
  Mid-Cap Fund, 31,128 shares at net asset value
    of $30.55 per share (cost $917,834)                                    --               --               --
Investments in shares of Franklin Templeton Variable
  Insurance Products (VIP) Fund:
  Small Cap Value Class 1 Fund, 64,520 shares at net asset
    value of $18.58 per share (cost $970,646)                              --               --               --
Investments in shares of Ibbotson Funds:
  Aggressive Growth ETF Asset Alloc Cl1, 1,002,417 shares
    at net asset value of $9.88 per share
    (cost $8,774,937)                                                      --               --               --
  Balanced ETF Asset Allocation Cl1, 451,727 shares at net
    asset value of $10.18 per share (cost $4,532,337)               4,598,585               --               --
  Conservative ETF Asset Allocation Cl1, 161,723 shares at
    net asset value of $11.24 per share (cost $1,809,512)                  --        1,817,772               --
  Growth ETF Asset Allocation Cl1, 3,135,155 shares at net
    asset value of $9.48 per share (cost $28,166,131)                      --               --       29,721,267
                                                              ---------------  ---------------  ---------------
                                                                    4,598,585        1,817,772       29,721,267
Receivable from Minnesota Life for Policy purchase payments               170               12           55,362
                                                              ---------------  ---------------  ---------------
      Total assets                                                  4,598,755        1,817,784       29,776,629
                                                              ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                                         170               12           55,362
                                                              ---------------  ---------------  ---------------
      Total liabilities                                                   170               12           55,362
                                                              ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                        4,598,585        1,817,772       29,721,267
                                                              ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                                   4,598,585        1,817,772       29,721,267
                                                              ===============  ===============  ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ------------------------------------------------------------------
                                                                 IBBOTSON                                        MORGAN STANLEY
                                                                 INCOME &           JANUS         JANUS ASPEN     UIF EMERGING
                                                                GROWTH ETF          ASPEN          LARGE CAP         MARKETS
                                                              ASSET ALLOC CL1     OVERSEAS          GROWTH           EQUITY
                                                              ---------------  ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Ibbotson Funds:
  Income & Growth ETF Asset Alloc Cl1, 161,558 shares at
    net asset value of $10.41 per share (cost $1,641,941)     $     1,681,817               --               --               --
Investments in shares of Janus Aspen Series:
  Overseas 36,777 shares at net asset value
    of $37.96 per share (cost $1,566,635)                                  --        1,396,064               --               --
  Large Cap Growth, 27,241 shares at net asset value
    of $26.45 per share (cost $604,468)                                    --               --          720,514               --
Investments in shares of Morgan Stanley Funds:
  UIF Emerging Markets Equity Fund, 50,459 shares at net
    asset value of $14.98 per share (cost $691,457)                        --               --               --          755,880
Investments in shares of Vanguard Funds:
  Var Ins Fund Balanced, 28,535 shares at net asset value
    of $20.70 per share (cost $536,880)                                    --               --               --               --
  Var Ins Fund Capital Growth, 38,727 shares at net asset
    value of $17.68 per share (cost $607,657)                              --               --               --               --
  Var Ins Fund Diversified Value, 26,077 shares at net
    asset value of $14.31 per share (cost $324,767)                        --               --               --               --
                                                              ---------------  ---------------  ---------------  ---------------
                                                                    1,681,817        1,396,064          720,514          755,880
Receivable from Minnesota Life for Policy purchase payments                11            1,460               10               20
                                                              ---------------  ---------------  ---------------  ---------------
      Total assets                                                  1,681,828        1,397,524          720,524          755,900
                                                              ---------------  ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                             $            11            1,460               10               20
                                                              ---------------  ---------------  ---------------  ---------------
      Total liabilities                                                    11            1,460               10               20
                                                              ---------------  ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                  $     1,681,817        1,396,064          720,514          755,880
                                                              ===============  ===============  ===============  ===============
                   POLICY OWNERS' EQUITY
      Total Policy Owners' equity                             $     1,681,817        1,396,064          720,514          755,880
                                                              ===============  ===============  ===============  ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                              -------------------------------------------------
                                                                                  VANGUARD         VANGUARD
                                                                 VANGUARD       VAR INS FUND     VAR INS FUND
                                                               VAR INS FUND        CAPITAL        DIVERSIFIED
                                                                 BALANCED          GROWTH            VALUE
                                                              ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Ibbotson Funds:
  Income & Growth ETF Asset Alloc Cl1, 161,558 shares at
    net asset value of $10.41 per share (cost $1,641,941)                  --               --               --
Investments in shares of Janus Aspen Series:
  Overseas 36,777 shares at net asset value
    of $37.96 per share (cost $1,566,635)                                  --               --               --
  Large Cap Growth, 27,241 shares at net asset value
    of $26.45 per share (cost $604,468)                                    --               --               --
Investments in shares of Morgan Stanley Funds:
  UIF Emerging Markets Equity Fund, 50,459 shares at net
    asset value of $14.98 per share (cost $691,457)                        --               --               --
Investments in shares of Vanguard Funds:
  Var Ins Fund Balanced, 28,535 shares at net asset value
    of $20.70 per share (cost $536,880)                               590,674               --               --
  Var Ins Fund Capital Growth, 38,727 shares at net asset
    value of $17.68 per share (cost $607,657)                              --          684,698               --
  Var Ins Fund Diversified Value, 26,077 shares at net
    asset value of $14.31 per share (cost $324,767)                        --               --          373,166
                                                              ---------------  ---------------  ---------------
                                                                      590,674          684,698          373,166
Receivable from Minnesota Life for Policy purchase payments             4,608            4,608                6
                                                              ---------------  ---------------  ---------------
      Total assets                                                    595,282          689,306          373,172
                                                              ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                                       4,608            4,608                6
                                                              ---------------  ---------------  ---------------
      Total liabilities                                                 4,608            4,608                6
                                                              ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                          590,674          684,698          373,166
                                                              ===============  ===============  ===============
                   POLICY OWNERS' EQUITY
      Total Policy Owners' equity                                     590,674          684,698          373,166
                                                              ===============  ===============  ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ------------------------------------------------------------------
                                                                 VANGUARD         VANGUARD                          VANGUARD
                                                               VAR INS FUND     VAR INS FUND       VANGUARD       VAR INS FUND
                                                                  EQUITY         HIGH YIELD      VAR INS FUND         MONEY
                                                                  INCOME            BOND         INTERNATIONAL       MARKET
                                                              ---------------  ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Vanguard Funds:
  Var Ins Fund Equity Income, 54,181 shares at net asset
    value of $17.63 per share (cost $823,748)                 $       955,205               --               --               --
  Var Ins Fund High Yield Bond, 57,415 shares at net asset
    value of $8.33 per share (cost $438,215)                               --          478,271               --               --
  Var Ins Fund International, 33,394 shares at net asset
    value of $18.35 per share (cost $557,448)                              --               --          612,778               --
  Var Ins Fund Money Market 676,428 shares at net asset
    value of $1.00 per share (cost $676,428)                               --               --               --          676,428
  Var Ins Fund Short-Term Inv Grade, 27,528 shares at net
    asset value of $10.89 per share (cost $295,165)                        --               --               --               --
  Var Ins Fund Small Co Growth, 51,473 shares at net asset
    value of $20.08 per share (cost $893,418)                              --               --               --               --
  Var Ins Fund Total Bond Market Index, 65,842 shares at
    net asset value of $12.46 per share (cost $799,541)                    --               --               --               --
                                                              ---------------  ---------------  ---------------  ---------------
                                                                      955,205          478,271          612,778          676,428
Receivable from Minnesota Life for Policy purchase payments                --            7,584               --                3
                                                              ---------------  ---------------  ---------------  ---------------
      Total assets                                                    955,205          485,855          612,778          676,431
                                                              ---------------  ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                             $            --            7,584               --               --
                                                              ---------------  ---------------  ---------------  ---------------
      Total liabilities                                                    --            7,584               --               --
                                                              ---------------  ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                  $       955,205          478,271          612,778          676,431
                                                              ===============  ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                             $       955,205          478,271          612,778          676,431
                                                              ===============  ===============  ===============  ===============


                                                                           SEGREGATED SUB-ACCOUNTS
                                                              -------------------------------------------------
                                                                 VANGUARD          VANGUARD         VANGUARD
                                                               VAR INS FUND      VAR INS FUND     VAR INS FUND
                                                                SHORT-TERM         SMALL CO        TOTAL BOND
                                                                 INV GRADE          GROWTH        MARKET INDEX
                                                              ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Vanguard Funds:
  Var Ins Fund Equity Income, 54,181 shares at net asset
    value of $17.63 per share (cost $823,748)                              --               --               --
  Var Ins Fund High Yield Bond, 57,415 shares at net asset
    value of $8.33 per share (cost $438,215)                               --               --               --
  Var Ins Fund International, 33,394 shares at net asset
    value of $18.35 per share (cost $557,448)                              --               --               --
  Var Ins Fund Money Market 676,428 shares at net asset
    value of $1.00 per share (cost $676,428)                               --               --               --
  Var Ins Fund Short-Term Inv Grade, 27,528 shares at net
    asset value of $10.89 per share (cost $295,165)                   299,784               --               --
  Var Ins Fund Small Co Growth, 51,473 shares at net asset
    value of $20.08 per share (cost $893,418)                              --        1,033,582               --
  Var Ins Fund Total Bond Market Index, 65,842 shares at
    net asset value of $12.46 per share (cost $799,541)                    --               --          820,389
                                                              ---------------  ---------------  ---------------
                                                                      299,784        1,033,582          820,389
Receivable from Minnesota Life for Policy purchase payments                --            5,574            5,581
                                                              ---------------  ---------------  ---------------
      Total assets                                                    299,784        1,039,156          825,970
                                                              ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                                          --            5,574            5,581
                                                              ---------------  ---------------  ---------------
      Total liabilities                                                    --            5,574            5,581
                                                              ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                          299,784        1,033,582          820,389
                                                              ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                                     299,784        1,033,582          820,389
                                                              ===============  ===============  ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ------------------------------------------------------------------
                                                                 VANGUARD
                                                               VAR INS FUND     IVY FUNDS VIP    IVY FUNDS VIP
                                                                TOTAL STOCK      PATHFINDER          ASSET        IVY FUNDS VIP
                                                               MARKET INDEX      AGGRESSIVE        STRATEGY         BALANCED
                                                              ---------------  ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Vanguard Funds:
  Var Ins Fund Total Stock Market Index, 15,411 shares at
    net asset value of $25.32 per share (cost $366,530)       $       390,204               --               --               --
Investments in shares of Ivy Funds VIP Target Funds, Inc.:
  Pathfinder Aggressive Portfolio, 409,012 shares at net
    asset value of $5.04 per share (cost $1,908,078)                       --        2,063,096               --               --
  Asset Strategy Portfolio, 418,935 shares at net asset
    value of $10.73 per share (cost $3,990,267)                            --               --        4,493,457               --
  Balanced Portfolio, 5,316 shares at net asset value
    of $9.37 per share (cost $48,670)                                      --               --               --           49,816
  Bond Portfolio, 57,164 shares at net asset value
    of $5.90 per share (cost $326,332)                                     --               --               --               --
  Pathfinder Conservative Portfolio, 7,452 shares at net
    asset value of $5.33 per share (cost $39,947)                          --               --               --               --
  Core Equity Portfolio, 49,285 shares at net asset value
    of $12.38 per share (cost $565,160)                                    --               --               --               --
                                                              ---------------  ---------------  ---------------  ---------------
                                                                      390,204        2,063,096        4,493,457           49,816
Receivable from Minnesota Life for Policy purchase payments                --               50           11,937               41
                                                              ---------------  ---------------  ---------------  ---------------
      Total assets                                                    390,204        2,063,146        4,505,394           49,857
                                                              ---------------  ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                             $            --               50           11,937               41
                                                              ---------------  ---------------  ---------------  ---------------
      Total liabilities                                                    --               50           11,937               41
                                                              ---------------  ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                  $       390,204        2,063,096        4,493,457           49,816
                                                              ===============  ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                             $       390,204        2,063,096        4,493,457           49,816
                                                              ===============  ===============  ===============  ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                              -------------------------------------------------
                                                                                IVY FUNDS VIP
                                                               IVY FUNDS VIP      PATHFINDER     IVY FUNDS VIP
                                                                   BOND          CONSERVATIVE     CORE EQUITY
                                                              ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Vanguard Funds:
  Var Ins Fund Total Stock Market Index, 15,411 shares at
    net asset value of $25.32 per share (cost $366,530)                    --               --               --
Investments in shares of Ivy Funds VIP Target Funds, Inc.:
  Pathfinder Aggressive Portfolio, 409,012 shares at net
    asset value of $5.04 per share (cost $1,908,078)                       --               --               --
  Asset Strategy Portfolio, 418,935 shares at net asset
    value of $10.73 per share (cost $3,990,267)                            --               --               --
  Balanced Portfolio, 5,316 shares at net asset value
    of $9.37 per share (cost $48,670)                                      --               --               --
  Bond Portfolio, 57,164 shares at net asset value
    of $5.90 per share (cost $326,332)                                337,190               --               --
  Pathfinder Conservative Portfolio, 7,452 shares at net
    asset value of $5.33 per share (cost $39,947)                          --           39,717               --
  Core Equity Portfolio, 49,285 shares at net asset value
    of $12.38 per share (cost $565,160)                                    --               --          610,188
                                                              ---------------  ---------------  ---------------
                                                                      337,190           39,717          610,188
Receivable from Minnesota Life for Policy purchase payments                51                1               61
                                                              ---------------  ---------------  ---------------
      Total assets                                                    337,241           39,718          610,249
                                                              ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                                          51                1               61
                                                              ---------------  ---------------  ---------------
      Total liabilities                                                    51                1               61
                                                              ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                          337,190           39,717          610,188
                                                              ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                                     337,190           39,717          610,188
                                                              ===============  ===============  ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ------------------------------------------------------------------
                                                               IVY FUNDS VIP                     IVY FUNDS VIP
                                                                 DIVIDEND       IVY FUNDS VIP   GLOBAL NATURAL    IVY FUNDS VIP
                                                                  INCOME           ENERGY          RESOURCES         GROWTH
                                                              ---------------  ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Ivy Funds VIP Target Funds, Inc.:
  Dividend Income Portfolio, 30,166 shares at net asset
    value of $7.24 per share (cost $189,895)                  $       218,546               --               --               --
  Energy Portfolio, 28,033 shares at net asset value
    of $5.89 per share (cost $157,069)                                     --          165,229               --               --
  Global Natural Resources Portfolio, 214,655 shares at net
    asset value of $5.04 per share (cost $1,154,325)                       --               --        1,081,795               --
  Growth Portfolio, 61,602 shares at net asset value
    of $10.63 per share (cost $615,017)                                    --               --               --          654,601
  High Income Portfolio, 93,482 shares at net asset value
    of $3.80 per share (cost $324,545)                                     --               --               --               --
  International Growth Portfolio, 49,755 shares at net
    asset value of $8.46 per share (cost $387,289)                         --               --               --               --
  International Value Portfolio, 48,177 shares at net
    asset value of $16.07 per share (cost $742,828)                        --               --               --               --
                                                              ---------------  ---------------  ---------------  ---------------
                                                                      218,546          165,229        1,081,795          654,601
Receivable from Minnesota Life for Policy purchase payments                47            5,476              545               30
                                                              ---------------  ---------------  ---------------  ---------------
      Total assets                                                    218,593          170,705        1,082,340          654,631
                                                              ---------------  ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                             $            47            5,476              545               30
                                                              ---------------  ---------------  ---------------  ---------------
      Total liabilities                                                    47            5,476              545               30
                                                              ---------------  ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                  $       218,546          165,229        1,081,795          654,601
                                                              ===============  ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                             $       218,546          165,229        1,081,795          654,601
                                                              ===============  ===============  ===============  ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                              -------------------------------------------------
                                                               IVY FUNDS VIP    IVY FUNDS VIP    IVY FUNDS VIP
                                                                   HIGH         INTERNATIONAL    INTERNATIONAL
                                                                  INCOME           GROWTH            VALUE
                                                              ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Ivy Funds VIP Target Funds, Inc.:
  Dividend Income Portfolio, 30,166 shares at net asset
    value of $7.24 per share (cost $189,895)                               --               --               --
  Energy Portfolio, 28,033 shares at net asset value
    of $5.89 per share (cost $157,069)                                     --               --               --
  Global Natural Resources Portfolio, 214,655 shares at net
    asset value of $5.04 per share (cost $1,154,325)                       --               --               --
  Growth Portfolio, 61,602 shares at net asset value
    of $10.63 per share (cost $615,017)                                    --               --               --
  High Income Portfolio, 93,482 shares at net asset value
    of $3.80 per share (cost $324,545)                                354,774               --               --
  International Growth Portfolio, 49,755 shares at net
    asset value of $8.46 per share (cost $387,289)                         --          421,122               --
  International Value Portfolio, 48,177 shares at net
    asset value of $16.07 per share (cost $742,828)                        --               --          774,161
                                                              ---------------  ---------------  ---------------
                                                                      354,774          421,122          774,161
Receivable from Minnesota Life for Policy purchase payments             5,544               15            1,027
                                                              ---------------  ---------------  ---------------
      Total assets                                                    360,318          421,137          775,188
                                                              ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                                       5,544               15            1,027
                                                              ---------------  ---------------  ---------------
      Total liabilities                                                 5,544               15            1,027
                                                              ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                          354,774          421,122          774,161
                                                              ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                                     354,774          421,122          774,161
                                                              ===============  ===============  ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ------------------------------------------------------------------
                                                                                                                  IVY FUNDS VIP
                                                               IVY FUNDS VIP    IVY FUNDS VIP    IVY FUNDS VIP     PATHFINDER
                                                                 MICRO-CAP         MID CAP        PATHFINDER       MODERATELY
                                                                  GROWTH           GROWTH          MODERATE        AGGRESSIVE
                                                              ---------------  ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Ivy Funds VIP Target Funds, Inc.:
  Micro-Cap Growth Portfolio, 10,103 shares at net asset
    value of $21.13 per share (cost $193,198)                 $       213,455               --               --               --
  Mid Cap Growth Portfolio, 29,333 shares at net asset
    value of $8.54 per share (cost $219,963)                               --          250,431               --               --
  Pathfinder Moderate Portfolio, 379,863 shares at net
    asset value of $5.33 per share (cost $1,915,648)                       --               --        2,025,277               --
  Pathfinder Moderately Aggressive Portfolio, 814,373
    shares at net asset value of $5.45 per share
    (cost $4,143,238)                                                      --               --               --        4,436,949
  Pathfinder Moderately Conservative Portfolio, 74,251
    shares at net asset value of $5.41 per share
    (cost $375,912)                                                        --               --               --               --
  Money Market Portfolio, 18,503 shares at net asset value
    of $1.00 per share (cost $18,503)                                      --               --               --               --
  Real Estate Securities Portfolio, 18,154 shares at net
    asset value of $7.89 per share (cost $96,758)                          --               --               --               --
                                                              ---------------  ---------------  ---------------  ---------------
                                                                      213,455          250,431        2,025,277        4,436,949
Receivable from Minnesota Life for Policy purchase payments             5,479                9            7,729           18,301
                                                              ---------------  ---------------  ---------------  ---------------
      Total assets                                                    218,934          250,440        2,033,006        4,455,250
                                                              ---------------  ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                             $         5,479                9            7,729           18,301
                                                              ---------------  ---------------  ---------------  ---------------
      Total liabilities                                                 5,479                9            7,729           18,301
                                                              ---------------  ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                  $       213,455          250,431        2,025,277        4,436,949
                                                              ===============  ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                             $       213,455          250,431        2,025,277        4,436,949
                                                              ===============  ===============  ===============  ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                              -------------------------------------------------
                                                               IVY FUNDS VIP
                                                                PATHFINDER      IVY FUNDS VIP    IVY FUNDS VIP
                                                                MODERATELY          MONEY         REAL ESTATE
                                                               CONSERVATIVE        MARKET         SECURITIES
                                                              ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Ivy Funds VIP Target Funds, Inc.:
  Micro-Cap Growth Portfolio, 10,103 shares at net asset
    value of $21.13 per share (cost $193,198)                              --               --               --
  Mid Cap Growth Portfolio, 29,333 shares at net asset
    value of $8.54 per share (cost $219,963)                               --               --               --
  Pathfinder Moderate Portfolio, 379,863 shares at net
    asset value of $5.33 per share (cost $1,915,648)                       --               --               --
  Pathfinder Moderately Aggressive Portfolio, 814,373
    shares at net asset value of $5.45 per share
    (cost $4,143,238)                                                      --               --               --
  Pathfinder Moderately Conservative Portfolio, 74,251
    shares at net asset value of $5.41 per share
    (cost $375,912)                                                   401,735               --               --
  Money Market Portfolio, 18,503 shares at net asset value
    of $1.00 per share (cost $18,503)                                      --           18,503               --
  Real Estate Securities Portfolio, 18,154 shares at net
    asset value of $7.89 per share (cost $96,758)                          --               --          143,310
                                                              ---------------  ---------------  ---------------
                                                                      401,735           18,503          143,310
Receivable from Minnesota Life for Policy purchase payments                10               20                5
                                                              ---------------  ---------------  ---------------
      Total assets                                                    401,745           18,523          143,315
                                                              ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                                          10               20                5
                                                              ---------------  ---------------  ---------------
      Total liabilities                                                    10               20                5
                                                              ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                          401,735           18,503          143,310
                                                              ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                                     401,735           18,503          143,310
                                                              ===============  ===============  ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ------------------------------------------------------------------
                                                               IVY FUNDS VIP    IVY FUNDS VIP    IVY FUNDS VIP
                                                                 SCIENCE &        SMALL CAP        SMALL CAP      IVY FUNDS VIP
                                                                TECHNOLOGY         GROWTH            VALUE            VALUE
                                                              ---------------  ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Ivy Funds VIP Target Funds, Inc.:
  Science & Technology Portfolio, 46,753 shares at net
    asset value of $18.10 per share (cost $756,855)           $       846,394               --               --               --
  Small Cap Growth Portfolio, 23,140 shares at net asset
    value of $9.60 per share (cost $215,610)                               --          222,051               --               --
  Small Cap Value Portfolio, 9,444 shares at net asset
    value of $16.04 per share (cost $140,012)                              --               --          151,509               --
  Value Portfolio, 24,431 shares at net asset value
    of $5.97 per share (cost $129,718)                                     --               --               --          145,883
  Global Bond Portfolio, 1,729 shares at net asset value
    of $5.07 per share (cost $8,762)                                       --               --               --               --
  Limited-Term Bond Portfolio, 2,796 shares at net asset
    value of $4.92 per share (cost $14,245)                                --               --               --               --
                                                              ---------------  ---------------  ---------------  ---------------
      Investments in sub-accounts                                     846,394          222,051          151,509          145,883
Receivable from Minnesota Life for Policy purchase payments            10,590            5,480               25               44
                                                              ---------------  ---------------  ---------------  ---------------
      Total assets                                                    856,984          227,531          151,534          145,927
                                                              ---------------  ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                             $        10,590            5,480               25               44
                                                              ---------------  ---------------  ---------------  ---------------
      Total liabilities                                                10,590            5,480               25               44
                                                              ---------------  ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                  $       846,394          222,051          151,509          145,883
                                                              ===============  ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                             $       846,394          222,051          151,509          145,883
                                                              ===============  ===============  ===============  ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                              -------------------------------------------------
                                                               IVY FUNDS VIP    IVY FUNDS VIP
                                                                  GLOBAL        LIMITED-TERM
                                                                   BOND             BOND             TOTAL
                                                              ---------------  ---------------  ---------------
                           ASSETS
Investments in shares of Ivy Funds VIP Target Funds, Inc.:
  Science & Technology Portfolio, 46,753 shares at net
    asset value of $18.10 per share (cost $756,855)                        --               --
  Small Cap Growth Portfolio, 23,140 shares at net asset
    value of $9.60 per share (cost $215,610)                               --               --
  Small Cap Value Portfolio, 9,444 shares at net asset
    value of $16.04 per share (cost $140,012)                              --               --
  Value Portfolio, 24,431 shares at net asset value
    of $5.97 per share (cost $129,718)                                     --               --
  Global Bond Portfolio, 1,729 shares at net asset value
    of $5.07 per share (cost $8,762)                                    8,764               --
  Limited-Term Bond Portfolio, 2,796 shares at net asset
    value of $4.92 per share (cost $14,245)                                --           13,756
                                                              ---------------  ---------------  ---------------
      Investments in sub-accounts                                       8,764           13,756       84,279,760
Receivable from Minnesota Life for Policy purchase payments                --               --          171,901
                                                              ---------------  ---------------  ---------------
      Total assets                                                      8,764           13,756       84,451,661
                                                              ---------------  ---------------  ---------------
                         LIABILITIES
Payable for investments purchased                                          --               --          171,898
                                                              ---------------  ---------------  ---------------
      Total liabilities                                                    --               --          171,898
                                                              ---------------  ---------------  ---------------
      Net assets applicable to Policy owners                            8,764           13,756       84,279,763
                                                              ===============  ===============  ===============
                    POLICY OWNERS' EQUITY
      Total Policy Owners' equity                                       8,764           13,756       84,279,763
                                                              ===============  ===============  ===============

See accompanying notes to financial statements.


                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                                   ADVANTUS          ADVANTUS           ADVANTUS
                                                                 ADVANTUS          INDEX 400          INDEX          INTERNATIONAL
                                                                   BOND             MID-CAP            500               BOND
                                                                  CLASS 1           CLASS 1          CLASS 1            CLASS 1
                                                              ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                     $            --                --                --                --
   Mortality, expense charges and administrative charges                  259               176               630                --
                                                              ---------------   ---------------   ---------------   ---------------
         Investment income (loss) - net                                   259               176               630                --
                                                              ---------------   ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 --                --                --                --
                                                              ---------------   ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              24,139            34,492            47,467            23,915
      Cost of investments sold                                        (18,748)          (23,767)          (35,868)          (17,113)
                                                              ---------------   ---------------   ---------------   ---------------
                                                                        5,391            10,725            11,599             6,802
                                                              ---------------   ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                     5,391            10,725            11,599             6,802
                                                              ---------------   ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                    32,373            41,597            69,131            69,489
                                                              ---------------   ---------------   ---------------   ---------------
         Net gains (losses) on investments                             37,764            52,322            80,730            76,291
                                                              ---------------   ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $        38,023            52,498            81,360            76,291
                                                              ===============   ===============   ===============   ===============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                                  ADVANTUS         ADVANTUS          ALLIANCE
                                                                  MORTGAGE        REAL ESTATE       BERNSTEIN
                                                                 SECURITIES       SECURITIES      INTERNATIONAL
                                                                   CLASS 1          CLASS 1          VALUE A
                                                              ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                                  --                --             4,484
   Mortality, expense charges and administrative charges                   98               612               373
                                                              ---------------   ---------------   ---------------
         Investment income (loss) - net                                    98               612             4,857
                                                              ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 --                --                --
                                                              ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              57,651            43,999            21,954
      Cost of investments sold                                        (49,490)          (17,058)          (17,825)
                                                              ---------------   ---------------   ---------------
                                                                        8,161            26,941             4,129
                                                              ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                     8,161            26,941             4,129
                                                              ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                    (1,056)           67,961            26,537
                                                              ---------------   ---------------   ---------------
         Net gains (losses) on investments                              7,105            94,902            30,666
                                                              ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                              7,203            95,514            35,523
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                                                                       IBBOTSON
                                                                                                     FRANKLIN         AGGRESSIVE
                                                               FIDELITY VIP      FIDELITY VIP        SMALL CAP        GROWTH ETF
                                                               EQUITY-INCOME       MID-CAP          VALUE CL 1      ASSET ALLOC CL1
                                                              ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                     $        25,615             5,804             9,955           128,542
   Mortality, expense charges and administrative charges                  719               825             1,469             9,539
                                                              ---------------   ---------------   ---------------   ---------------
           Investment income (loss) - net                              26,334             6,629            11,424           138,081
                                                              ---------------   ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund             46,894            74,011                --             1,566
                                                              ---------------   ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              56,960            60,707            60,370           187,497
      Cost of investments sold                                        (34,031)          (32,522)          (31,702)         (108,850)
                                                              ---------------   ---------------   ---------------   ---------------
                                                                       22,929            28,185            28,668            78,647
                                                              ---------------   ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                    69,823           102,196            28,668            80,213
                                                              ---------------   ---------------   ---------------   ---------------
Net change in unrealized appreciation or depreciation
   of investments                                                      13,767            (2,252)          136,755           848,988
                                                              ---------------   ---------------   ---------------   ---------------
         Net gains (losses) on investments                             83,590            99,944           165,423           929,201
                                                              ---------------   ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $       109,924           106,573           176,847         1,067,282
                                                              ===============   ===============   ===============   ===============

                                                                        SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                                  IBBOTSON         IBBOTSON         IBBOTSON
                                                                  BALANCED       CONSERVATIVE        GROWTH
                                                                 ETF ASSET         ETF ASSET        ETF ASSET
                                                              ALLOCATION CL1    ALLOCATION CL1    ALLOCATION CL1
                                                              --------------------------------------------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                              74,730            27,888           420,024
   Mortality, expense charges and administrative charges                4,755             1,975            30,799
                                                              ---------------   ---------------   ---------------
           Investment income (loss) - net                              79,485            29,863           450,823
                                                              ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund            189,403            33,243         2,105,066
                                                              ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                             266,504           357,466         1,057,932
      Cost of investments sold                                       (234,148)         (332,740)         (872,298)
                                                              ---------------   ---------------   ---------------
                                                                       32,356            24,726           185,634
                                                              ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                   221,759            57,969         2,290,700
                                                              ---------------   ---------------   ---------------
Net change in unrealized appreciation or depreciation
   of investments                                                     110,664            (1,338)          412,254
                                                              ---------------   ---------------   ---------------
         Net gains (losses) on investments                            332,423            56,631         2,702,954
                                                              ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                            411,908            86,494         3,153,777
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                 IBBOTSON                                           MORGAN STANLEY
                                                                 INCOME &            JANUS          JANUS ASPEN      UIF EMERGING
                                                                GROWTH ETF           ASPEN           LARGE CAP         MARKETS
                                                              ASSET ALLOC CL1      OVERSEAS           GROWTH           EQUITY
                                                              ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                     $        29,787             8,493             3,756                --
   Mortality, expense charges and administrative charges                1,691             1,130               647             1,955
                                                              ---------------   ---------------   ---------------   ---------------
         Investment income (loss) - net                                31,478             9,623             4,403             1,955
                                                              ---------------   ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund             49,701           121,161            11,114                --
                                                              ---------------   ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                             120,165           129,647            42,238            35,052
      Cost of investments sold                                       (108,769)          (88,050)          (25,383)          (24,230)
                                                              ---------------   ---------------   ---------------   ---------------
                                                                       11,396            41,597            16,855            10,822
                                                              ---------------   ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                    61,097           162,758            27,969            10,822
                                                              ---------------   ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                    15,738           (22,528)           70,533            91,028
                                                              ---------------   ---------------   ---------------   ---------------
         Net gains (losses) on investments                             76,835           140,230            98,502           101,850
                                                              ---------------   ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $       108,313           149,853           102,905           103,805
                                                              ===============   ===============   ===============   ===============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                                                   VANGUARD          VANGUARD
                                                                 VANGUARD        VAR INS FUND      VAR INS FUND
                                                               VAR INS FUND         CAPITAL        DIVERSIFIED
                                                                 BALANCED           GROWTH            VALUE
                                                              ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                              13,415             5,064             7,302
   Mortality, expense charges and administrative charges                   --                --                --
                                                              ---------------   ---------------   ---------------
         Investment income (loss) - net                                13,415             5,064             7,302
                                                              ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 --             7,734                --
                                                              ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              79,954            43,386            46,399
      Cost of investments sold                                        (63,859)          (30,664)          (30,255)
                                                              ---------------   ---------------   ---------------
                                                                       16,095            12,722            16,144
                                                              ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                    16,095            20,456            16,144
                                                              ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                    30,761            53,460            25,985
                                                              ---------------   ---------------   ---------------
         Net gains (losses) on investments                             46,856            73,916            42,129
                                                              ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                             60,271            78,980            49,431
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                 VANGUARD          VANGUARD                            VANGUARD
                                                               VAR INS FUND       VAR INS FUND       VANGUARD         VAR INS FUND
                                                                  EQUITY          HIGH YIELD       VAR INS FUND          MONEY
                                                                  INCOME             BOND          INTERNATIONAL         MARKET
                                                              ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                     $        17,759            19,591             8,410               997
   Mortality, expense charges and administrative charges                   --                --                --                --
                                                              ---------------   ---------------   ---------------   ---------------
         Investment income (loss) - net                                17,759            19,591             8,410               997
                                                              ---------------   ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 --                --                --                --
                                                              ---------------   ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              76,339            25,966            28,398           274,429
      Cost of investments sold                                        (51,168)          (19,089)          (18,700)         (274,429)
                                                              ---------------   ---------------   ---------------   ---------------
                                                                       25,171             6,877             9,698                --
                                                              ---------------   ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                    25,171             6,877             9,698                --
                                                              ---------------   ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                    53,998            25,469            68,860                --
                                                              ---------------   ---------------   ---------------   ---------------
         Net gains (losses) on investments                             79,169            32,346            78,558                --
                                                              ---------------   ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $        96,928            51,937            86,968               997
                                                              ===============   ===============   ===============   ===============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                                  VANGUARD         VANGUARD          VANGUARD
                                                                VAR INS FUND      VAR INS FUND     VAR INS FUND
                                                                 SHORT-TERM         SMALL CO        TOTAL BOND
                                                                 INV GRADE          GROWTH         MARKET INDEX
                                                              ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                               6,422             1,768            16,745
   Mortality, expense charges and administrative charges                   --                --                --
                                                              ---------------   ---------------   ---------------
         Investment income (loss) - net                                 6,422             1,768            16,745
                                                              ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 --            15,008             5,549
                                                              ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              15,290            71,039            32,234
      Cost of investments sold                                        (14,969)          (34,090)          (30,395)
                                                              ---------------   ---------------   ---------------
                                                                          321            36,949             1,839
                                                              ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                       321            51,957             7,388
                                                              ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                     4,601            53,428             2,174
                                                              ---------------   ---------------   ---------------
         Net gains (losses) on investments                              4,922           105,385             9,562
                                                              ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                             11,344           107,153            26,307
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                  VANGUARD
                                                                VAR INS FUND     IVY FUNDS VIP     IVY FUNDS VIP
                                                                TOTAL STOCK        PATHFINDER          ASSET         IVY FUNDS VIP
                                                                MARKET INDEX       AGGRESSIVE         STRATEGY          BALANCED
                                                              ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                     $         4,751            17,120            39,861               535
   Mortality, expense charges and administrative charges                   --             8,369            16,483               171
                                                              ---------------   ---------------   ---------------   ---------------
         Investment income (loss) - net                                 4,751            25,489            56,344               706
                                                              ---------------   ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund             18,539            84,715                --             1,938
                                                              ---------------   ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              33,695            96,702            93,167             2,891
      Cost of investments sold                                        (30,131)          (73,798)          (78,212)           (2,438)
                                                              ---------------   ---------------   ---------------   ---------------
                                                                        3,564            22,904            14,955               453
                                                              ---------------   ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                    22,103           107,619            14,955             2,391
                                                              ---------------   ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                    17,910            79,363           562,334               798
                                                              ---------------   ---------------   ---------------   ---------------
         Net gains (losses) on investments                             40,013           186,982           577,289             3,189
                                                              ---------------   ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $        44,764           212,471           633,633             3,895
                                                              ===============   ===============   ===============   ===============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                                                 IVY FUNDS VIP
                                                               IVY FUNDS VIP       PATHFINDER      IVY FUNDS VIP
                                                                   BOND           CONSERVATIVE      CORE EQUITY
                                                              ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                               6,971               350             2,937
   Mortality, expense charges and administrative charges                1,268               158             2,350
                                                              ---------------   ---------------   ---------------
         Investment income (loss) - net                                 8,239               508             5,287
                                                              ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund              1,768             1,103            49,187
                                                              ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              64,661             2,625            44,861
      Cost of investments sold                                        (59,601)           (2,466)          (34,578)
                                                              ---------------   ---------------   ---------------
                                                                        5,060               159            10,283
                                                              ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                     6,828             1,262            59,470
                                                              ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                     1,685               177            21,332
                                                              ---------------   ---------------   ---------------
         Net gains (losses) on investments                              8,513             1,439            80,802
                                                              ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                             16,752             1,947            86,089
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                               IVY FUNDS VIP                       IVY FUNDS VIP
                                                                 DIVIDEND        IVY FUNDS VIP    GLOBAL NATURAL     IVY FUNDS VIP
                                                                  INCOME            ENERGY          RESOURCES           GROWTH
                                                              ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                     $         1,968                --                --               332
   Mortality, expense charges and administrative charges                  831               610             4,156             2,585
                                                              ---------------   ---------------   ---------------   ---------------
           Investment income (loss) - net                               2,799               610             4,156             2,917
                                                              ---------------   ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 --                --            52,377            39,287
                                                              ---------------   ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                               9,183             5,783            43,855            40,594
      Cost of investments sold                                         (6,275)           (3,448)          (29,407)          (31,684)
                                                              ---------------   ---------------   ---------------   ---------------
                                                                        2,908             2,335            14,448             8,910
                                                              ---------------   ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                     2,908             2,335            66,825            48,197
                                                              ---------------   ---------------   ---------------   ---------------
Net change in unrealized appreciation or depreciation
   of investments                                                      15,540              (700)          (47,028)           16,617
                                                              ---------------   ---------------   ---------------   ---------------
         Net gains (losses) on investments                             18,448             1,635            19,797            64,814
                                                              ---------------   ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $        21,247             2,245            23,953            67,731
                                                              ===============   ===============   ===============   ===============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                               IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP
                                                                   HIGH          INTERNATIONAL     INTERNATIONAL
                                                                  INCOME           GROWTH              VALUE
                                                              ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                              16,942             6,277            14,204
   Mortality, expense charges and administrative charges                1,278             1,552             2,835
                                                              ---------------   ---------------   ---------------
           Investment income (loss) - net                              18,220             7,829            17,039
                                                              ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 --            20,502             5,152
                                                              ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              27,871            16,356            37,052
      Cost of investments sold                                        (20,510)          (10,323)          (26,493)
                                                              ---------------   ---------------   ---------------
                                                                        7,361             6,033            10,559
                                                              ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                     7,361            26,535            15,711
                                                              ---------------   ---------------   ---------------
Net change in unrealized appreciation or depreciation
   of investments                                                      22,982            24,953            48,114
                                                              ---------------   ---------------   ---------------
         Net gains (losses) on investments                             30,343            51,488            63,825
                                                              ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                             48,563            59,317            80,864
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                                                                     IVY FUNDS VIP
                                                               IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP       PATHFINDER
                                                                 MICRO-CAP          MID CAP          PATHFINDER        MODERATELY
                                                                   GROWTH           GROWTH            MODERATE         AGGRESSIVE
                                                              ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                     $            --                --            16,932            29,311
   Mortality, expense charges and administrative charges                  856               950             8,235            17,429
                                                              ---------------   ---------------   ---------------   ---------------
           Investment income (loss) - net                                 856               950            25,167            46,740
                                                              ---------------   ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund             14,804            20,184            48,633            96,249
                                                              ---------------   ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              12,159             8,022           299,488           188,656
      Cost of investments sold                                         (8,292)           (4,019)         (268,332)         (160,630)
                                                              ---------------   ---------------   ---------------   ---------------
                                                                        3,867             4,003            31,156            28,026
                                                              ---------------   ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                    18,671            24,187            79,789           124,275
                                                              ---------------   ---------------   ---------------   ---------------
Net change in unrealized appreciation or depreciation
   of investments                                                         931               931            66,983           217,477
                                                              ---------------   ---------------   ---------------   ---------------
         Net gains (losses) on investments                             19,602            25,118           146,772           341,752
                                                              ---------------   ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $        20,458            26,068           171,939           388,492
                                                              ===============   ===============   ===============   ===============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                               IVY FUNDS VIP
                                                                PATHFINDER       IVY FUNDS VIP     IVY FUNDS VIP
                                                                MODERATELY           MONEY          REAL ESTATE
                                                               CONSERVATIVE         MARKET          SECURITIES
                                                              ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                               3,510                 4               883
   Mortality, expense charges and administrative charges                1,699                74               562
                                                              ---------------   ---------------   ---------------
           Investment income (loss) - net                               5,209                78             1,445
                                                              ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund             10,801                --                --
                                                              ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              28,904             1,450             6,674
      Cost of investments sold                                        (22,913)           (1,450)           (3,365)
                                                              ---------------   ---------------   ---------------
                                                                        5,991                --             3,309
                                                              ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                    16,792                --             3,309
                                                              ---------------   ---------------   ---------------
Net change in unrealized appreciation or depreciation
   of investments                                                       8,051                --            15,604
                                                              ---------------   ---------------   ---------------
         Net gains (losses) on investments                             24,843                --            18,913
                                                              ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                             30,052                78            20,358
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.                      (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                               IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP
                                                                  SCIENCE &        SMALL CAP         SMALL CAP        IVY FUNDS VIP
                                                                 TECHNOLOGY          GROWTH            VALUE              VALUE
                                                              ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                     $            --                --               534             1,424
   Mortality, expense charges and administrative charges                2,961               843               543               542
                                                              ---------------   ---------------   ---------------   ---------------
         Investment income (loss) - net                                 2,961               843             1,077             1,966
                                                              ---------------   ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund             43,626             4,189             7,814             8,744
                                                              ---------------   ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                              79,932             5,844             7,165            14,285
      Cost of investments sold                                        (51,362)           (4,154)           (4,447)           (9,164)
                                                              ---------------   ---------------   ---------------   ---------------
                                                                       28,570             1,690             2,718             5,121
                                                              ---------------   ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                    72,196             5,879            10,532            13,865
                                                              ---------------   ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                    80,480              (102)            7,675             5,015
                                                              ---------------   ---------------   ---------------   ---------------
         Net gains (losses) on investments                            152,676             5,777            18,207            18,880
                                                              ---------------   ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $       155,637             6,620            19,284            20,846
                                                              ===============   ===============   ===============   ===============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                              IVY FUNDS VIP      IVY FUNDS VIP
                                                                  GLOBAL         LIMITED-TERM
                                                                   BOND              BOND              TOTAL
                                                              ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
     fund                                                                 230               412         1,002,039
   Mortality, expense charges and administrative charges                   27                46           135,065
                                                              ---------------   ---------------   ---------------
         Investment income (loss) - net                                   257               458         1,137,104
                                                              ---------------   ---------------   ---------------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                  8               344         3,190,414
                                                              ---------------   ---------------   ---------------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                 584             1,949         4,495,997
      Cost of investments sold                                           (575)           (1,906)       (3,590,183)
                                                              ---------------   ---------------   ---------------
                                                                            9                43           905,814
                                                              ---------------   ---------------   ---------------
         Net realized gains (losses) on investments                        17               387         4,096,228
                                                              ---------------   ---------------   ---------------
   Net change in unrealized appreciation or depreciation
     of investments                                                        94              (504)        3,465,089
                                                              ---------------   ---------------   ---------------
         Net gains (losses) on investments                                111              (117)        7,561,317
                                                              ---------------   ---------------   ---------------
         Net increase (decrease) in net assets resulting
           from operations                                                368               341         8,698,421
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                   ADVANTUS          ADVANTUS         ADVANTUS
                                                                 ADVANTUS         INDEX 400           INDEX         INTERNATIONAL
                                                                   BOND            MID-CAP             500               BOND
                                                                 CLASS 1           CLASS 1            CLASS 1          CLASS 1
                                                              --------------    --------------    --------------    --------------
Operations:
    Investment income (loss) - net                            $          259               176               630                --
    Net realized gains (losses) on investments                         5,391            10,725            11,599             6,802
    Net change in unrealized appreciation or depreciation
      of investments                                                  32,373            41,597            69,131            69,489
                                                              --------------    --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         38,023            52,498            81,360            76,291
                                                              --------------    --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                         171,719           171,110           313,133           158,992
    Policy terminations, withdrawal payments and charges             (24,186)          (34,539)          (47,668)          (23,915)
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                           147,533           136,571           265,465           135,077
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets                        185,556           189,069           346,825           211,368
Net assets at the beginning of year                                  421,404           248,559           420,719           394,770
                                                              --------------    --------------    --------------    --------------
Net assets at the end of year                                 $      606,960           437,628           767,544           606,138
                                                              ==============    ==============    ==============    ==============

                                                                                SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                 ADVANTUS          ADVANTUS          ALLIANCE
                                                                 MORTGAGE        REAL ESTATE        BERNSTEIN
                                                                SECURITIES        SECURITIES       INTERNATIONAL
                                                                 CLASS 1            CLASS 1           VALUE A
                                                              --------------    --------------    --------------
Operations:
    Investment income (loss) - net                                        98               612             4,857
    Net realized gains (losses) on investments                         8,161            26,941             4,129
    Net change in unrealized appreciation or depreciation
      of investments                                                  (1,056)           67,961            26,537
                                                              --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                          7,203            95,514            35,523
                                                              --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                          58,155           208,256            63,330
    Policy terminations, withdrawal payments and charges             (57,682)          (44,137)          (22,060)
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                               473           164,119            41,270
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets                          7,676           259,633            76,793
Net assets at the beginning of year                                  196,315           457,859           212,055
                                                              --------------    --------------    --------------
Net assets at the end of year                                        203,991           717,492           288,848
                                                              ==============    ==============    ==============

See accompanying notes to financial statements.                  (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2012

                                                                                       SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                                                                       IBBOTSON
                                                                                                     FRANKLIN         AGGRESSIVE
                                                               FIDELITY VIP      FIDELITY VIP       SMALL CAP         GROWTH ETF
                                                               EQUITY-INCOME        MID-CAP         VALUE CL 1     ASSET ALLOC CL 1
                                                              --------------    --------------    --------------   ----------------
Operations:
    Investment income (loss) - net                            $       26,334             6,629            11,424            138,081
    Net realized gains (losses) on investments                        69,823           102,196            28,668             80,213
    Net change in unrealized appreciation or depreciation
      of investments                                                  13,767            (2,252)          136,755            848,988
                                                              --------------    --------------    --------------   ----------------
            Net increase (decrease) in net assets resulting
              from operations                                        109,924           106,573           176,847          1,067,282
                                                              --------------    --------------    --------------   ----------------
Policy transactions:
    Policy purchase payments                                         249,630           275,925           301,587          2,687,261
    Policy terminations, withdrawal payments and charges             (57,187)          (60,927)          (60,705)          (188,983)
                                                              --------------    --------------    --------------   ----------------
            Increase (decrease) in net assets from Policy
              transactions                                           192,443           214,998           240,882          2,498,278
                                                              --------------    --------------    --------------   ----------------
            Increase (decrease) in net assets                        302,367           321,571           417,729          3,565,560
Net assets at the beginning of year                                  546,402           629,376           781,046          6,338,321
                                                              --------------    --------------    --------------   ----------------
Net assets at the end of year                                 $      848,769           950,947         1,198,775          9,903,881
                                                              ==============    ==============    ==============   ================
                                                                             SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------
                                                                 IBBOTSON          IBBOTSON          IBBOTSON
                                                                BALANCED         CONSERVATIVE         GROWTH
                                                                ETF ASSET          ETF ASSET        ETF ASSET
                                                              ALLOCATION CL 1   ALLOCATION CL 1   ALLOCATION CL 1
                                                              ---------------   ---------------   ---------------
Operations:
    Investment income (loss) - net                                     79,485            29,863           450,823
    Net realized gains (losses) on investments                        221,759            57,969         2,290,700
    Net change in unrealized appreciation or depreciation
      of investments                                                  110,664            (1,338)          412,254
                                                              ---------------   ---------------   ---------------
            Net increase (decrease) in net assets resulting
              from operations                                         411,908            86,494         3,153,777
                                                              ---------------   ---------------   ---------------
Policy transactions:
    Policy purchase payments                                        1,078,903           661,760         6,137,281
    Policy terminations, withdrawal payments and charges             (268,025)         (358,402)       (1,062,541)
                                                              ---------------   ---------------   ---------------
            Increase (decrease) in net assets from Policy
              transactions                                            810,878           303,358         5,074,740
                                                              ---------------   ---------------   ---------------
            Increase (decrease) in net assets                       1,222,786           389,852         8,228,517
Net assets at the beginning of year                                 3,375,799         1,427,920        21,492,750
                                                              ---------------   ---------------   ---------------
Net assets at the end of year                                       4,598,585         1,817,772        29,721,267
                                                              ===============   ===============   ===============

See accompanying notes to financial statements.                  (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2012

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                               IBBOTSON                                             MORGAN STANLEY
                                                                INCOME &            JANUS          JANUS ASPEN       UIF EMERGING
                                                                GROWTH ETF          ASPEN           LARGE CAP           MARKETS
                                                             ASSET ALLOC CL1       OVERSEAS           GROWTH            EQUITY
                                                             ---------------    --------------    --------------    --------------
Operations:
    Investment income (loss) - net                           $        31,478             9,623             4,403             1,955
    Net realized gains (losses) on investments                        61,097           162,758            27,969            10,822
    Net change in unrealized appreciation or depreciation
      of investments                                                  15,738           (22,528)           70,533            91,028
                                                             ---------------    --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                        108,313           149,853           102,905           103,805
                                                             ---------------    --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                         463,270           520,693           133,154           274,832
    Policy terminations, withdrawal payments and charges            (120,930)         (129,869)          (42,428)          (35,448)
                                                             ---------------    --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                           342,340           390,824            90,726           239,384
                                                             ---------------    --------------    --------------    --------------
            Increase (decrease) in net assets                        450,653           540,677           193,631           343,189
Net assets at the beginning of year                                1,231,164           855,387           526,883           412,691
                                                             ---------------    --------------    --------------    --------------
Net assets at the end of year                                $     1,681,817         1,396,064           720,514           755,880
                                                             ===============    ==============    ==============    ==============


                                                                             SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                                   VANGUARD          VANGUARD
                                                                 VANGUARD        VAR INS FUND      VAR INS FUND
                                                               VAR INS FUND        CAPITAL         DIVERSIFIED
                                                                 BALANCED           GROWTH            VALUE
                                                             ---------------    --------------    --------------
Operations:
    Investment income (loss) - net                                    13,415             5,064             7,302
    Net realized gains (losses) on investments                        16,095            20,456            16,144
    Net change in unrealized appreciation or depreciation
      of investments                                                  30,761            53,460            25,985
                                                             ---------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         60,271            78,980            49,431
                                                             ---------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                         185,710           213,267            97,272
    Policy terminations, withdrawal payments and charges             (79,954)          (43,386)          (46,399)
                                                             ---------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                           105,756           169,881            50,873
                                                             ---------------    --------------    --------------
            Increase (decrease) in net assets                        166,027           248,861           100,304
Net assets at the beginning of year                                  424,647           435,837           272,862
                                                             ---------------    --------------    --------------
Net assets at the end of year                                        590,674           684,698           373,166
                                                             ===============    ==============    ==============

See accompanying notes to financial statements.                  (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                 VANGUARD          VANGUARD                            VANGUARD
                                                               VAR INS FUND      VAR INS FUND        VANGUARD        VAR INS FUND
                                                                  EQUITY           HIGH YIELD      VAR INS FUND         MONEY
                                                                  INCOME             BOND          INTERNATIONAL        MARKET
                                                              --------------    --------------    --------------    --------------
Operations:
    Investment income (loss) - net                            $       17,759            19,591             8,410               997
    Net realized gains (losses) on investments                        25,171             6,877             9,698                --
    Net change in unrealized appreciation or depreciation
      of investments                                                  53,998            25,469            68,860                --
                                                              --------------    --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         96,928            51,937            86,968               997
                                                              --------------    --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                         309,004           132,532           215,778           283,264
    Policy terminations, withdrawal payments and charges             (76,339)          (25,966)          (28,398)         (274,429)
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                           232,665           106,566           187,380             8,835
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets                        329,593           158,503           274,348             9,832
Net assets at the beginning of year                                  625,612           319,768           338,430           666,599
                                                              --------------    --------------    --------------    --------------
Net assets at the end of year                                 $      955,205           478,271           612,778           676,431
                                                              ==============    ==============    ==============    ==============

                                                                             SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                VANGUARD           VANGUARD          VANGUARD
                                                               VAR INS FUND      VAR INS FUND      VAR INS FUND
                                                               SHORT-TERM          SMALL CO        TOTAL BOND
                                                                INV GRADE           GROWTH         MARKET INDEX
                                                              --------------    --------------    --------------
Operations:
    Investment income (loss) - net                                     6,422             1,768            16,745
    Net realized gains (losses) on investments                           321            51,957             7,388
    Net change in unrealized appreciation or depreciation
      of investments                                                   4,601            53,428             2,174
                                                              --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         11,344           107,153            26,307
                                                              --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                          71,182           377,341           275,283
    Policy terminations, withdrawal payments and charges             (15,290)          (71,039)          (32,234)
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                            55,892           306,302           243,049
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets                         67,236           413,455           269,356
Net assets at the beginning of year                                  232,548           620,127           551,033
                                                              --------------    --------------    --------------
Net assets at the end of year                                        299,784         1,033,582           820,389
                                                              ==============    ==============    ==============

See accompanying notes to financial statements.                  (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                 VANGUARD
                                                               VAR INS FUND     IVY FUNDS VIP     IVY FUNDS VIP
                                                               TOTAL STOCK        PATHFINDER         ASSET          IVY FUNDS VIP
                                                               MARKET INDEX       AGGRESSIVE        STRATEGY           BALANCED
                                                              --------------    --------------    --------------    --------------
Operations:
    Investment income (loss) - net                            $        4,751            25,489            56,344               706
    Net realized gains (losses) on investments                        22,103           107,619            14,955             2,391
    Net change in unrealized appreciation or depreciation
      of investments                                                  17,910            79,363           562,334               798
                                                              --------------    --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         44,764           212,471           633,633             3,895
                                                              --------------    --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                         133,971           354,372         1,189,891            22,180
    Policy terminations, withdrawal payments and charges             (33,695)          (99,927)          (96,104)           (2,976)
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                           100,276           254,445         1,093,787            19,204
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets                        145,040           466,916         1,727,420            23,099
Net assets at the beginning of year                                  245,164         1,596,180         2,766,037            26,717
                                                              --------------    --------------    --------------    --------------
Net assets at the end of year                                 $      390,204         2,063,096         4,493,457            49,816
                                                              ==============    ==============    ==============    ==============

                                                                             SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                                IVY FUNDS VIP
                                                              IVY FUNDS VIP       PATHFINDER      IVY FUNDS VIP
                                                                  BOND           CONSERVATIVE      CORE EQUITY
                                                              --------------    --------------    --------------
Operations:
    Investment income (loss) - net                                     8,239               508             5,287
    Net realized gains (losses) on investments                         6,828             1,262            59,470
    Net change in unrealized appreciation or depreciation
      of investments                                                   1,685               177            21,332
                                                              --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         16,752             1,947            86,089
                                                              --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                         147,898            18,871           165,501
    Policy terminations, withdrawal payments and charges             (65,219)           (2,657)          (45,526)
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                            82,679            16,214           119,975
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets                         99,431            18,161           206,064
Net assets at the beginning of year                                  237,759            21,556           404,124
                                                              --------------    --------------    --------------
Net assets at the end of year                                        337,190            39,717           610,188
                                                              ==============    ==============    ==============

See accompanying notes to financial statements.                   (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2012

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                               IVY FUNDS VIP                      IVY FUNDS VIP
                                                                 DIVIDEND       IVY FUNDS VIP     GLOBAL NATURAL    IVY FUNDS VIP
                                                                  INCOME            ENERGY          RESOURCES          GROWTH
                                                              --------------    --------------    --------------    --------------
Operations:
    Investment income (loss) - net                            $        2,799               610             4,156             2,917
    Net realized gains (losses) on investments                         2,908             2,335            66,825            48,197
    Net change in unrealized appreciation or depreciation
      of investments                                                  15,540              (700)          (47,028)           16,617
                                                              --------------    --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         21,247             2,245            23,953            67,731
                                                              --------------    --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                          69,787            51,200           349,927           161,474
    Policy terminations, withdrawal payments and charges              (9,546)           (5,947)          (44,568)          (41,461)
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                            60,241            45,253           305,359           120,013
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets                         81,488            47,498           329,312           187,744
Net assets at the beginning of year                                  137,058           117,731           752,483           466,857
                                                              --------------    --------------    --------------    --------------
Net assets at the end of year                                 $      218,546           165,229         1,081,795           654,601
                                                              ==============    ==============    ==============    ==============

                                                                             SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                              IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP
                                                                   HIGH         INTERNATIONAL     INTERNATIONAL
                                                                  INCOME           GROWTH             VALUE
                                                              --------------    --------------    --------------
Operations:
    Investment income (loss) - net                                    18,220             7,829            17,039
    Net realized gains (losses) on investments                         7,361            26,535            15,711
    Net change in unrealized appreciation or depreciation
      of investments                                                  22,982            24,953            48,114
                                                              --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         48,563            59,317            80,864
                                                              --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                         111,895            98,356           268,292
    Policy terminations, withdrawal payments and charges             (28,350)          (16,868)          (37,765)
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                            83,545            81,488           230,527
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets                        132,108           140,805           311,391
Net assets at the beginning of year                                  222,666           280,317           462,770
                                                              --------------    --------------    --------------
Net assets at the end of year                                        354,774           421,122           774,161
                                                              ==============    ==============    ==============

See accompanying notes to financial statements.                   (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2012

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                                                    IVY FUNDS VIP
                                                              IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP       PATHFINDER
                                                                 MICRO-CAP          MID CAP         PATHFINDER        MODERATELY
                                                                  GROWTH            GROWTH           MODERATE         AGGRESSIVE
                                                              --------------    --------------    --------------    --------------
Operations:
    Investment income (loss) - net                            $          856               950            25,167            46,740
    Net realized gains (losses) on investments                        18,671            24,187            79,789           124,275
    Net change in unrealized appreciation or depreciation
      of investments                                                     931               931            66,983           217,477
                                                              --------------    --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         20,458            26,068           171,939           388,492
                                                              --------------    --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                          49,023            66,352           568,127         1,197,395
    Policy terminations, withdrawal payments and charges             (12,554)           (8,349)         (302,529)         (194,084)
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                            36,469            58,003           265,598         1,003,311
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets                         56,927            84,071           437,537         1,391,803
Net assets at the beginning of year                                  156,528           166,360         1,587,740         3,045,146
                                                              --------------    --------------    --------------    --------------
Net assets at the end of year                                 $      213,455           250,431         2,025,277         4,436,949
                                                              ==============    ==============    ==============    ==============

                                                                             SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                              IVY FUNDS VIP
                                                                PATHFINDER      IVY FUNDS VIP     IVY FUNDS VIP
                                                                MODERATELY          MONEY          REAL ESTATE
                                                               CONSERVATIVE         MARKET         SECURITIES
                                                              --------------    --------------    --------------
Operations:
    Investment income (loss) - net                                     5,209                78             1,445
    Net realized gains (losses) on investments                        16,792                --             3,309
    Net change in unrealized appreciation or depreciation
      of investments                                                   8,051                --            15,604
                                                              --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                         30,052                78            20,358
                                                              --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                          88,981             5,966            24,364
    Policy terminations, withdrawal payments and charges             (29,798)           (1,472)           (6,908)
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                            59,183             4,494            17,456
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets                         89,235             4,572            37,814
Net assets at the beginning of year                                  312,500            13,931           105,496
                                                              --------------    --------------    --------------
Net assets at the end of year                                        401,735            18,503           143,310
                                                              ==============    ==============    ==============

See accompanying notes to financial statements.                   (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2012

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                               IVY FUNDS VIP    IVY FUNDS VIP     IVY FUNDS VIP
                                                                  SCIENCE &        SMALL CAP        SMALL CAP       IVY FUNDS VIP
                                                                 TECHNOLOGY         GROWTH            VALUE             VALUE
                                                              --------------    --------------    --------------    --------------
Operations:
    Investment income (loss) - net                            $        2,961               843             1,077             1,966
    Net realized gains (losses) on investments                        72,196             5,879            10,532            13,865
    Net change in unrealized appreciation or depreciation
      of investments                                                  80,480              (102)            7,675             5,015
                                                              --------------    --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                        155,637             6,620            19,284            20,846
                                                              --------------    --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                         264,867            80,171            58,960            45,153
    Policy terminations, withdrawal payments and charges             (80,860)           (6,124)           (7,425)          (14,554)
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                           184,007            74,047            51,535            30,599
                                                              --------------    --------------    --------------    --------------
            Increase (decrease) in net assets                        339,644            80,667            70,819            51,445
Net assets at the beginning of year                                  506,750           141,384            80,690            94,438
                                                              --------------    --------------    --------------    --------------
Net assets at the end of year                                 $      846,394           222,051           151,509           145,883
                                                              ==============    ==============    ==============    ==============

                                                                             SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                              IVY FUNDS VIP     IVY FUNDS VIP
                                                                  GLOBAL         LIMITED-TERM
                                                                   BOND              BOND             TOTAL
                                                              --------------    --------------    --------------
Operations:
    Investment income (loss) - net                                       257               458         1,137,104
    Net realized gains (losses) on investments                            17               387         4,096,228
    Net change in unrealized appreciation or depreciation
      of investments                                                      94              (504)        3,465,089
                                                              --------------    --------------    --------------
            Net increase (decrease) in net assets resulting
              from operations                                            368               341         8,698,421
                                                              --------------    --------------    --------------
Policy transactions:
    Policy purchase payments                                           5,128            12,266        21,699,992
    Policy terminations, withdrawal payments and charges                (593)           (1,962)       (4,530,887)
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets from Policy
              transactions                                             4,535            10,304        17,169,105
                                                              --------------    --------------    --------------
            Increase (decrease) in net assets                          4,903            10,645        25,867,526
Net assets at the beginning of year                                    3,861             3,111        58,412,237
                                                              --------------    --------------    --------------
Net assets at the end of year                                          8,764            13,756        84,279,763
                                                              ==============    ==============    ==============

See accompanying notes to financial statements.

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2011

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                   ADVANTUS         ADVANTUS          ADVANTUS
                                                                 ADVANTUS         INDEX 400          INDEX         INTERNATIONAL
                                                                   BOND            MID-CAP            500              BOND
                                                                  CLASS 1          CLASS 1          CLASS 1           CLASS 1
                                                              ---------------  ---------------  ----------------  ----------------
Operations:
    Investment income (loss) - net                            $           196              111               341                --
    Net realized gains (losses) on investments                         20,839            7,186            12,215            17,057
    Net change in unrealized appreciation or depreciation
      of investments                                                   10,096          (12,240)           (6,516)          (19,714)
                                                              ---------------  ---------------  ----------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                          31,131           (4,943)            6,040            (2,657)
                                                              ---------------  ---------------  ----------------  ----------------
Policy transactions:
    Policy purchase payments                                          149,913           96,872           217,342           164,442
    Policy terminations, withdrawal payments and charges              (91,104)         (22,274)          (54,240)          (60,123)
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                             58,809           74,598           163,102           104,319
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets                          89,940           69,655           169,142           101,662
Net assets at the beginning of year                                   331,464          178,904           251,577           293,108
                                                              ---------------  ---------------  ----------------  ----------------
Net assets at the end of year                                 $       421,404          248,559           420,719           394,770
                                                              ===============  ===============  ================  ================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                 ADVANTUS          ADVANTUS        ALLIANCE
                                                                 MORTGAGE        REAL ESTATE       BERNSTEIN
                                                                SECURITIES        SECURITIES     INTERNATIONAL
                                                                 CLASS 1            CLASS 1          VALUE
                                                              ---------------  ---------------  ----------------
Operations:
    Investment income (loss) - net                                         92              394             9,705
    Net realized gains (losses) on investments                          6,134           19,579             5,498
    Net change in unrealized appreciation or depreciation
      of investments                                                    6,204              840           (59,592)
                                                              ---------------  ---------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                          12,430           20,813           (44,389)
                                                              ---------------  ---------------  ----------------
Policy transactions:
    Policy purchase payments                                           66,806          173,120            98,765
    Policy terminations, withdrawal payments and charges              (40,373)         (43,821)          (20,483)
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                             26,433          129,299            78,282
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets                          38,863          150,112            33,893
Net assets at the beginning of year                                   157,452          307,747           178,162
                                                              ---------------  ---------------  ----------------
Net assets at the end of year                                         196,315          457,859           212,055
                                                              ===============  ===============  ================

See accompanying notes to financial statements                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2011

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                                                      IBBOTSON
                                                                                                   FRANKLIN          AGGRESSIVE
                                                               FIDELITY VIP      FIDELITY VIP      SMALL CAP         GROWTH ETF
                                                               EQUITY-INCOME        MID-CAP        VALUE CL 1     ASSET ALLOC CL 1
                                                              ---------------  ---------------  ----------------  ----------------
Operations:
    Investment income (loss) - net                            $        14,653            2,284             7,168            80,893
    Net realized gains (losses) on investments                          8,318           11,520            22,423           124,353
    Net change in unrealized appreciation or depreciation
      of investments                                                  (19,012)         (80,337)          (49,182)         (508,764)
                                                              ---------------  ---------------  ----------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                           3,959          (66,533)          (19,591)         (303,518)
                                                              ---------------  ---------------  ----------------  ----------------
Policy transactions:
    Policy purchase payments                                          207,786          263,106           271,617         2,498,719
    Policy terminations, withdrawal payments and charges              (35,424)         (40,481)          (60,542)         (388,446)
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                            172,362          222,625           211,075         2,110,273
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets                         176,321          156,092           191,484         1,806,755
Net assets at the beginning of year                                   370,081          473,284           589,562         4,531,566
                                                              ---------------  ---------------  ----------------  ----------------
Net assets at the end of year                                 $       546,402          629,376           781,046         6,338,321
                                                              ===============  ===============  ================  ================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                 IBBOTSON         IBBOTSON          IBBOTSON
                                                                 BALANCED       CONSERVATIVE         GROWTH
                                                                 ETF ASSET        ETF ASSET         ETF ASSET
                                                              ALLOCATION CL 1  ALLOCATION CL 1  ALLOCATION CL 1
                                                              ---------------  ---------------  ----------------
Operations:
    Investment income (loss) - net                                     42,370           22,096           301,232
    Net realized gains (losses) on investments                        270,510           80,253           326,710
    Net change in unrealized appreciation or depreciation
      of investments                                                 (330,329)         (54,838)       (1,347,864)
                                                              ---------------  ---------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                         (17,449)          47,511          (719,922)
                                                              ---------------  ---------------  ----------------
Policy transactions:
    Policy purchase payments                                        2,020,100          544,818         7,029,729
    Policy terminations, withdrawal payments and charges             (855,935)        (408,150)       (1,247,988)
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                          1,164,165          136,668         5,781,741
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets                       1,146,716          184,179         5,061,819
Net assets at the beginning of year                                 2,229,083        1,243,741        16,430,931
                                                              ---------------  ---------------  ----------------
Net assets at the end of year                                       3,375,799        1,427,920        21,492,750
                                                              ===============  ===============  ================

See accompanying notes to financial statements                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2011

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                 IBBOTSON                                          MORGAN STANLEY
                                                                 INCOME &                         JANUS ASPEN       UIF EMERGING
                                                                GROWTH ETF       JANUS ASPEN       LARGE CAP           MARKETS
                                                              ASSET ALLOC CL 1     OVERSEAS         GROWTH             EQUITY
                                                              ----------------  ---------------  ----------------  ----------------
Operations:
    Investment income (loss) - net                            $        13,626            5,114             3,555             2,778
    Net realized gains (losses) on investments                         31,044           31,615            15,158            18,646
    Net change in unrealized appreciation or depreciation
      of investments                                                  (26,118)        (383,753)          (46,040)          (97,519)
                                                              ----------------  ---------------  ----------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                          18,552         (347,024)          (27,327)          (76,095)
                                                              ----------------  ---------------  ----------------  ----------------
Policy transactions:
    Policy purchase payments                                          436,489          433,380           136,167           209,929
    Policy terminations, withdrawal payments and charges             (136,120)         (68,027)          (42,368)          (38,500)
                                                              ----------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                            300,369          365,353            93,799           171,429
                                                              ----------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets                         318,921           18,329            66,472            95,334
Net assets at the beginning of year                                   912,243          837,058           460,411           317,357
                                                              ----------------  ---------------  ----------------  ----------------
Net assets at the end of year                                 $     1,231,164          855,387           526,883           412,691
                                                              ================  ===============  ================  ================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                                VANGUARD VAR      VANGUARD VAR
                                                               VANGUARD VAR       INS FUND          INS FUND
                                                                 INS FUND         CAPITAL         DIVERSIFIED
                                                                 BALANCED         GROWTH             VALUE
                                                              ---------------  ---------------  ----------------
Operations:
    Investment income (loss) - net                                      7,230            2,602             4,487
    Net realized gains (losses) on investments                          5,845            8,067            10,119
    Net change in unrealized appreciation or depreciation
      of investments                                                   (2,062)         (15,510)           (4,754)
                                                              ---------------  ---------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                          11,013           (4,841)            9,852
                                                              ---------------  ---------------  ----------------
Policy transactions:
    Policy purchase payments                                          196,568          200,771           104,329
    Policy terminations, withdrawal payments and charges              (21,008)         (18,501)          (41,083)
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                            175,560          182,270            63,246
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets                         186,573          177,429            73,098
Net assets at the beginning of year                                   238,074          258,408           199,764
                                                              ---------------  ---------------  ----------------
Net assets at the end of year                                         424,647          435,837           272,862
                                                              ===============  ===============  ================

See accompanying notes to financial statements                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2011

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                  VANGUARD         VANGUARD                           VANGUARD
                                                                    FUND             FUND           VANGUARD        VAR INS FUND
                                                                   EQUITY         HIGH YIELD      VAR INS FUND          MONEY
                                                                   INCOME            BOND         INTERNATIONAL        MARKET
                                                              ---------------  ---------------  ----------------  ----------------
Operations:
    Investment income (loss) - net                            $        10,321           16,245             3,995             1,123
    Net realized gains (losses) on investments                         15,559            2,482             8,355                --
    Net change in unrealized appreciation or depreciation
      of investments                                                   24,937           (2,396)          (62,413)               --
                                                              ---------------  ---------------  ----------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                          50,817           16,331           (50,063)            1,123
                                                              ---------------  ---------------  ----------------  ----------------
Policy transactions:
    Policy purchase payments                                          237,656          137,914           174,106           122,282
    Policy terminations, withdrawal payments and charges              (47,316)         (23,670)          (26,071)         (158,208)
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                            190,340          114,244           148,035           (35,926)
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets                         241,157          130,575            97,972           (34,803)
Net assets at the beginning of year                                   384,455          189,193           240,458           701,402
                                                              ---------------  ---------------  ----------------  ----------------
Net assets at the end of year                                 $       625,612          319,768           338,430           666,599
                                                              ===============  ===============  ================  ================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                 VANGUARD         VANGUARD          VANGUARD
                                                               VAR INS FUND     VAR INS FUND      VAR INS FUND
                                                                SHORT-TERM        SMALL CO         TOTAL BOND
                                                                 INV GRADE         GROWTH         MARKET INDEX
                                                              ---------------  ---------------  ----------------
Operations:
    Investment income (loss) - net                                      6,312              780            14,505
    Net realized gains (losses) on investments                          1,986           18,439             8,341
    Net change in unrealized appreciation or depreciation
      of investments                                                   (4,461)         (15,384)           12,316
                                                              ---------------  ---------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                           3,837            3,835            35,162
                                                              ---------------  ---------------  ----------------
Policy transactions:
    Policy purchase payments                                           67,232          278,150           198,634
    Policy terminations, withdrawal payments and charges              (16,696)         (38,601)          (79,535)
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                             50,536          239,549           119,099
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets                          54,373          243,384           154,261
Net assets at the beginning of year                                   178,175          376,743           396,772
                                                              ---------------  ---------------  ----------------
Net assets at the end of year                                         232,548          620,127           551,033
                                                              ===============  ===============  ================

See accompanying notes to financial statements                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2011

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                  VANGUARD
                                                                VAR INS FUND    IVY FUNDS VIP    IVY FUNDS VIP
                                                                 TOTAL STOCK     PATHFINDER          ASSET         IVY FUNDS VIP
                                                                MARKET INDEX     AGGRESSIVE        STRATEGY          BALANCED
                                                              ---------------  ---------------  ----------------  ----------------
Operations:
    Investment income (loss) - net                            $         3,305           25,657            34,729               438
    Net realized gains (losses) on investments                         29,198           54,061             5,261             1,870
    Net change in unrealized appreciation or depreciation
      of investments                                                  (30,383)        (145,896)         (248,146)           (1,695)
                                                              ---------------  ---------------  ----------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                           2,120          (66,178)         (208,156)              613
                                                              ---------------  ---------------  ----------------  ----------------
Policy transactions:
    Policy purchase payments                                          127,343          383,856         1,136,135            12,795
    Policy terminations, withdrawal payments and charges             (102,533)         (81,534)          (69,529)           (2,288)
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                             24,810          302,322         1,066,606            10,507
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets                          26,930          236,144           858,450            11,120
Net assets at the beginning of year                                   218,234        1,360,036         1,907,587            15,597
                                                              ---------------  ---------------  ----------------  ----------------
Net assets at the end of year                                 $       245,164        1,596,180         2,766,037            26,717
                                                              ===============  ===============  ================  ================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                                                IVY FUNDS VIP
                                                               IVY FUNDS VIP     PATHFINDER      IVY FUNDS VIP
                                                                   BOND         CONSERVATIVE      CORE EQUITY
                                                              ---------------  ---------------  ----------------
Operations:
    Investment income (loss) - net                                      6,243              361             2,863
    Net realized gains (losses) on investments                          1,850              848            16,669
    Net change in unrealized appreciation or depreciation
      of investments                                                    6,980           (1,205)          (15,971)
                                                              ---------------  ---------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                          15,073                4             3,561
                                                              ---------------  ---------------  ----------------
Policy transactions:
    Policy purchase payments                                          113,480           15,842           159,415
    Policy terminations, withdrawal payments and charges               (9,821)          (2,330)          (34,040)
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                            103,659           13,512           125,375
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets                         118,732           13,516           128,936
Net assets at the beginning of year                                   119,027            8,040           275,188
                                                              ---------------  ---------------  ----------------
Net assets at the end of year                                         237,759           21,556           404,124
                                                              ===============  ===============  ================

See accompanying notes to financial statements                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2011

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                               IVY FUNDS VIP                     IVY FUNDS VIP
                                                                 DIVIDEND       IVY FUNDS VIP    GLOBAL NATURAL    IVY FUNDS VIP
                                                                  INCOME           ENERGY          RESOURCES         GROWTH
                                                              ---------------  ---------------  ----------------  ----------------
Operations:
    Investment income (loss) - net                            $         1,786              484             3,295            17,533
    Net realized gains (losses) on investments                          1,030            2,934             9,466            11,265
    Net change in unrealized appreciation or depreciation
      of investments                                                   (8,158)         (13,088)         (186,451)          (19,555)
                                                              ---------------  ---------------  ----------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                          (5,342)          (9,670)         (173,690)            9,243
                                                              ---------------  ---------------  ----------------  ----------------
Policy transactions:
    Policy purchase payments                                           38,973           42,390           316,019           161,558
    Policy terminations, withdrawal payments and charges               (4,072)          (6,895)          (37,662)          (44,963)
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                             34,901           35,495           278,357           116,595
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets                          29,559           25,825           104,667           125,838
Net assets at the beginning of year                                   107,499           91,906           647,816           341,019
                                                              ---------------  ---------------  ----------------  ----------------
Net assets at the end of year                                 $       137,058          117,731           752,483           466,857
                                                              ===============  ===============  ================  ================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                               IVY FUNDS VIP    IVY FUNDS VIP     IVY FUNDS VIP
                                                                   HIGH         INTERNATIONAL     INTERNATIONAL
                                                                  INCOME           GROWTH             VALUE
                                                              ---------------  ---------------  ----------------
Operations:
    Investment income (loss) - net                                     13,921            2,105             7,732
    Net realized gains (losses) on investments                          2,384            2,691             4,607
    Net change in unrealized appreciation or depreciation
      of investments                                                   (7,318)         (25,144)          (73,669)
                                                              ---------------  ---------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                           8,987          (20,348)          (61,330)
                                                              ---------------  ---------------  ----------------
Policy transactions:
    Policy purchase payments                                           87,662           97,764           221,263
    Policy terminations, withdrawal payments and charges               (9,190)          (7,925)          (22,013)
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                             78,472           89,839           199,250
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets                          87,459           69,491           137,920
Net assets at the beginning of year                                   135,207          210,826           324,850
                                                              ---------------  ---------------  ----------------
Net assets at the end of year                                         222,666          280,317           462,770
                                                              ===============  ===============  ================

See accompanying notes to financial statements                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2011

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                                                   IVY FUNDS VIP
                                                               IVY FUNDS VIP    IVY FUNDS VIP    IVY FUNDS VIP       PATHFINDER
                                                                 MICRO-CAP         MID CAP        PATHFINDER         MODERATELY
                                                                  GROWTH           GROWTH          MODERATE          AGGRESSIVE
                                                              ---------------  ---------------  ----------------  ----------------
Operations:
    Investment income (loss) - net                            $           609              675            21,670            34,300
    Net realized gains (losses) on investments                          4,385            7,797            53,752           112,831
    Net change in unrealized appreciation or depreciation
      of investments                                                  (13,163)          (9,616)          (95,522)         (208,381)
                                                              ---------------  ---------------  ----------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                          (8,169)          (1,144)          (20,100)          (61,250)
                                                              ---------------  ---------------  ----------------  ----------------
Policy transactions:
    Policy purchase payments                                           48,755           42,382           561,282           891,215
    Policy terminations, withdrawal payments and charges              (10,167)          (5,807)         (192,019)         (297,781)
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                             38,588           36,575           369,263           593,434
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets                          30,419           35,431           349,163           532,184
Net assets at the beginning of year                                   126,109          130,929         1,238,577         2,512,962
                                                              ---------------  ---------------  ----------------  ----------------
Net assets at the end of year                                 $       156,528          166,360         1,587,740         3,045,146
                                                              ===============  ===============  ================  ================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                               IVY FUNDS VIP
                                                                 PATHFINDER     IVY FUNDS VIP    IVY FUNDS VIP
                                                                 MODERATELY         MONEY         REAL ESTATE
                                                                CONSERVATIVE       MARKET          SECURITIES
                                                              ---------------  ---------------  ----------------
Operations:
    Investment income (loss) - net                                      4,184               93             1,162
    Net realized gains (losses) on investments                         10,078               --             1,371
    Net change in unrealized appreciation or depreciation
      of investments                                                  (13,402)              --             2,836
                                                              ---------------  ---------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                             860               93             5,369
                                                              ---------------  ---------------  ----------------
Policy transactions:
    Policy purchase payments                                           94,114            5,108            12,710
    Policy terminations, withdrawal payments and charges              (27,645)         (19,266)           (3,163)
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                             66,469          (14,158)            9,547
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets                          67,329          (14,065)           14,916
Net assets at the beginning of year                                   245,171           27,996            90,580
                                                              ---------------  ---------------  ----------------
Net assets at the end of year                                         312,500           13,931           105,496
                                                              ===============  ===============  ================

See accompanying notes to financial statements                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                          Year ended December 31, 2011


                                                                                     SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------------------------
                                                               IVY FUNDS VIP    IVY FUNDS VIP     IVY FUNDS VIP
                                                                 SCIENCE &        SMALL CAP         SMALL CAP       IVY FUNDS VIP
                                                                TECHNOLOGY         GROWTH             VALUE             VALUE
                                                              ---------------  ---------------  ----------------  ----------------
Operations:
    Investment income (loss) - net                            $         2,069              551               675             1,048
    Net realized gains (losses) on investments                         19,822            3,081             1,687             1,048
    Net change in unrealized appreciation or depreciation
      of investments                                                  (53,013)         (17,511)          (12,343)           (9,130)
                                                              ---------------  ---------------  ----------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                         (31,122)         (13,879)           (9,981)           (7,034)
                                                              ---------------  ---------------  ----------------  ----------------
Policy transactions:
    Policy purchase payments                                          184,505           54,385            31,427            29,187
    Policy terminations, withdrawal payments and charges              (26,342)          (5,357)           (4,198)           (3,198)
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                            158,163           49,028            27,229            25,989
                                                              ---------------  ---------------  ----------------  ----------------
            Increase (decrease) in net assets                         127,041           35,149            17,248            18,955
Net assets at the beginning of year                                   379,709          106,235            63,442            75,483
                                                              ---------------  ---------------  ----------------  ----------------
Net assets at the end of year                                 $       506,750          141,384            80,690            94,438
                                                              ===============  ===============  ================  ================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                              --------------------------------------------------
                                                               IVY FUNDS VIP    IVY FUNDS VIP
                                                                  GLOBAL        LIMITED-TERM
                                                                   BOND*            BOND*            TOTAL
                                                              ---------------  ---------------  ----------------
Operations:
    Investment income (loss) - net                                         86               58           761,840
    Net realized gains (losses) on investments                             (4)              --         1,468,233
    Net change in unrealized appreciation or depreciation
      of investments                                                      (92)              15        (4,293,426)
                                                              ---------------  ---------------  ----------------
            Net increase (decrease) in net assets resulting
              from operations                                             (10)              73        (2,063,353)
                                                              ---------------  ---------------  ----------------
Policy transactions:
    Policy purchase payments                                            4,161            3,048        21,613,516
    Policy terminations, withdrawal payments and charges                 (290)             (10)       (5,155,126)
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets from Policy
              transactions                                              3,871            3,038        16,458,390
                                                              ---------------  ---------------  ----------------
            Increase (decrease) in net assets                           3,861            3,111        14,395,037
Net assets at the beginning of year                                        --               --        44,017,200
                                                              ---------------  ---------------  ----------------
Net assets at the end of year                                           3,861            3,111        58,412,237
                                                              ===============  ===============  ================

----------
 * For the period from May 3, 2011 through December 31, 2011

See accompanying notes to financial statements

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

(1)  ORGANIZATION AND BASIS OF PRESENTATION

     The Individual Variable Universal Life Account (the Account), was established on June 12, 2007 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on February 11, 2008. The Account currently offers policies consisting of fifty-five segregated sub-accounts to which policy owners may allocate their purchase. The Account charges a mortality and expense risk charge.

     The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life.

     Variable universal life policy owners allocate their purchase payments to one or more of the fifty-five segregated sub-accounts. Such payments are then invested in shares of the Securian Funds Trust, AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Funds, Financial Investors Variable Insurance Trust (Ibbotson), Janus Aspen Series, The Universal Institutional Funds, Inc. (Morgan Stanley), Vanguard Funds or Ivy Funds VIP, Inc. (collectively, the Underlying Funds). The Securian Funds Trust was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Fund which is nondiversified), open-end management investment company.

     Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Securian Funds Trust. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A)  USE OF ESTIMATES

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

     (B)  NEW ACCOUNTING PRONOUNCEMENTS

          In May 2011, the FASB issued ASU 2011-04, FAIR VALUE MEASUREMENTS (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.GAAP and IFRSs, which clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. ASU 2011-04 was effective for annual reporting periods beginning after December 15, 2011. Management has determined that there is no material impact to the results of operations or financial position due to the adoption of ASU 2011-04.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

     (C)  INVESTMENTS IN UNDERLYING FUNDS

          Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

          All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The nonaffiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

     (D)  FEDERAL INCOME TAXES

          The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

     There are no mortality and expense charges deducted through the daily unit value calculation. Mortality and expense charges are deducted from policy holders' accounts at each month-end as an account level charge. These charges are included in the cash value charges table as discussed below. The only income/expense item charged through the daily unit value calculation is the unit value credit. The unit value credit is available to policy holders at the discretion of Minnesota Life. The unit value credit is a pass through of revenue Minnesota Life receives from the advisors to the underlying funds and is intended to reduce expenses otherwise charged to the policies by Minnesota Life. This credit is expressed as a percentage of average annual portfolio assets held by the sub-account and ranges from 0.00% to 0.45%. The unit value credits assessed for the period ended December 31, 2012 is reported as a unit value credit on the statements of operations.

     Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium charge of up to 7.00% is deducted from each premium payment. This charge is intended to cover the costs of issuing the policy and includes the premium taxes that are sent to the state in which the policy is issued. Total premium charges for the period ended December 31, 2012 and 2011 amounted to $1,916,820 and $1,728,258, respectively.

     In addition to deductions from premium payments, accumulation value charges, if any, are assessed from the actual accumulation value of each policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The following charges may be included in the accumulation value charges:

          A policy issue charge is assessed monthly for the first ten years following issuance of the policy and for the first ten years following any increase in the face amount. The minimum guaranteed charge is

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

          $0.04 per $1,000 of initial face amount or face amount increase and the maximum guaranteed charge is $0.53 per $1,000 of initial face amount or face amount increase.

          The monthly policy charge covers certain administrative charges and is $8 per month and is guaranteed not to exceed $12 per month, plus $0.0125 per $1,000 of face amount.

          The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $100 is assessed for each policy adjustment. A charge not to exceed $25 may be assessed for each transfer of actual cash value among the segregated sub-accounts.

          The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy.

          The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.03% of the accumulation value less policy loans for years one through ten of the policy. The charge may be raised to 0.075% of the accumulation value.

          The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

          The surrender charge is equal to 1.40 times the lesser of: 60 times the policy issue charge for the initial face amount or the face amount increase as applicable, or the sum of any remaining policy issue charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period.

          See the table below for these charges.

Minnesota Life also assesses charges for the agreements purchased with the policy. The following eleven Agreements are available to provide supplemental insurance benefits under the policy: Death Benefit Guarantee, Family Term - Children, Interest Accumulation Agreement, Overloan Protection, Term Insurance, Waiver of Charges, Early Values Agreement, Waiver of Premium Agreement, Guaranteed Insurability Option, Long Term Care Agreement, and Inflation Agreement. The charges for these agreements are set forth in the prospectus.

To the extent the Account invests in the Securian Funds Trust, the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Securian Funds Trust has adopted a Rule 12b-1 distribution plan covering all of the funds. Under the plan, the Securian Funds Trust pays distribution fees equal to 0.25% of average daily net assets to Securian. Each fund pays an annual fee ranging from 0.02% to 0.10% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an administrative services fee to Minnesota Life.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

     The total of cash value charges (which may include a policy issue charge, a monthly policy charge, certain transaction charges, a cost of insurance charge, mortality and expense risk charges, charges for sub-standard risks and surrender charges) for the period ended December 31, 2012 for each segregated sub-account is as follows:

                                                             2012       2011
                                                          -----------  -------
     Advantus Bond Class 1                                $    21,473   17,966
     Advantus Index 400 Mid-Cap Class 1                        16,020    9,443
     Advantus Index 500 Class 1                                25,004   16,044
     Advantus International Bond Class 1                       20,726   16,120
     Advantus Mortgage Securities Class 1                       6,885    6,763
     Advantus Real Estate Securities Class 1                   22,848   16,611
     Alliance Bernstein International Value A                   8,880    8,797
     Fidelity VIP Equity-Income                                28,172   22,985
     Fidelity VIP Mid-Cap                                      27,107   21,832
     Franklin Small Cap Value Cl 1                             39,338   33,062
     Ibbotson Aggressive Growth ETF Asset Alloc Cl1           282,858  222,094
     Ibbotson Balanced ETF Asset Allocation Cl1               222,138  191,602
     Ibbotson Conservative ETF Asset Allocation Cl1           148,412  146,505
     Ibbotson Growth ETF Asset Allocation Cl1               1,031,471  950,058
     Ibbotson Income & Growth ETF Asset Alloc Cl1              73,422   58,386
     Janus Aspen Overseas                                      49,494   42,599
     Janus Aspen Large Cap Growth                              28,104   24,243
     Morgan Stanley UIF Emerging Markets Equity                23,338   17,796
     Vanguard Var Ins Fund Balanced                            23,853   20,767
     Vanguard Var Ins Fund Capital Growth                      23,362   18,178
     Vanguard Var Ins Fund Diversified Value                   14,062   12,225
     Vanguard Var Ins Fund Equity Income                       34,897   26,293
     Vanguard Var Ins Fund High Yield Bond                     13,800    9,450
     Vanguard Var Ins Fund International                       17,466   11,846
     Vanguard Var Ins Fund Money Market                        29,217   33,581
     Vanguard Var Ins Fund Short-Term Inv Grade                10,732    9,045
     Vanguard Var Ins Fund Small Co Growth                     33,426   23,915
     Vanguard Var Ins Fund Total Bond Market Index             29,870   23,109
     Vanguard Var Ins Fund Total Stock Market Index            12,984   15,886
     Ivy Funds VIP Pathfinder Aggressive                       82,569   63,404
     Ivy Funds VIP Asset Strategy                             162,415  131,969
     Ivy Funds VIP Balanced                                     2,278    1,466
     Ivy Funds VIP Bond                                        10,669    8,530
     Ivy Funds VIP Pathfinder Conservative                      1,993    1,725
     Ivy Funds VIP Core Equity                                 19,705   14,010

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                             2012       2011
                                                          -----------  -------
     Ivy Funds VIP Dividend Income                        $     6,398    4,811
     Ivy Funds VIP Energy                                       5,540    4,987
     Ivy Funds VIP Global Natural Resources                    40,303   37,256
     Ivy Funds VIP Growth                                      20,125   16,400
     Ivy Funds VIP High Income                                 10,420    7,504
     Ivy Funds VIP International Growth                        10,983    9,809
     Ivy Funds VIP International Value                         24,318   19,278
     Ivy Funds VIP Micro-Cap Growth                             4,638    3,644
     Ivy Funds VIP Mid Cap Growth                               7,077    5,133
     Ivy Funds VIP Pathfinder Moderate                         79,488   69,522
     Ivy Funds VIP Pathfinder Moderately Aggressive           189,551  164,699
     Ivy Funds VIP Pathfinder Moderately Conservative          22,648   15,129
     Ivy Funds VIP Money Market                                   851    9,782
     Ivy Funds VIP Real Estate Securities                       3,859   21,432
     Ivy Funds VIP Science & Technology                        27,543    4,314
     Ivy Funds VIP Small Cap Growth                             5,974    2,837
     Ivy Funds VIP Small Cap Value                              4,694    2,485
     Ivy Funds VIP Value                                        3,446       65
     Ivy Funds VIP Global Bond                                    299        7
     Ivy Funds VIP Limited-Term Bond                              455    8,530

(4)  FAIR VALUE MEASUREMENTS

     In accordance with Accounting Standards Codification (ASC) 820, FAIR VALUE MEASUREMENT (ASC 820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

     The fair value of the Account's financial assets and financial liabilities has been determined using available market information as of December 31, 2012 and 2011. Although the Account is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

     estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     The Account is required to categorize its financial assets and financial liabilities recorded on the balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

     Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

     Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

     The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

     As of December 31, 2012, all of the Account's investments are in mutual funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurement and Disclosures topic of the FASB ASC 820 differs from the characterization of an investment in the fund.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

(5)  INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments during the year ended December 31, 2012 were as follows:


                                                       PURCHASES        SALES
                                                      -----------     ---------
     Advantus Bond Class 1                            $   171,931        24,139
     Advantus Index 400 Mid-Cap Class 1                   171,239        34,492
     Advantus Index 500 Class 1                           313,562        47,467
     Advantus International Bond Class 1                  158,992        23,915
     Advantus Mortgage Securities Class 1                  58,222        57,651
     Advantus Real Estate Securities Class 1              208,730        43,999
     Alliance Bernstein International Value A              68,081        21,954
     Fidelity VIP Equity-Income                           322,631        56,960
     Fidelity VIP Mid-Cap                                 356,345        60,707
     Franklin Small Cap Value Cl 1                        312,676        60,370
     Ibbotson Aggressive Growth ETF Asset Alloc Cl1     2,825,422       187,497
     Ibbotson Balanced ETF Asset Allocation Cl1         1,346,270       266,504
     Ibbotson Conservative ETF Asset Allocation Cl1       723,930       357,466
     Ibbotson Growth ETF Asset Allocation Cl1           8,688,561     1,057,932
     Ibbotson Income & Growth ETF Asset Alloc Cl1         543,684       120,165
     Janus Aspen Overseas                                 651,255       129,647
     Janus Aspen Large Cap Growth                         148,481        42,238
     Morgan Stanley UIF Emerging Markets Equity           276,391        35,052
     Vanguard Var Ins Fund Balanced                       199,125        79,954
     Vanguard Var Ins Fund Capital Growth                 226,065        43,386
     Vanguard Var Ins Fund Diversified Value              104,574        46,399
     Vanguard Var Ins Fund Equity Income                  326,764        76,339
     Vanguard Var Ins Fund High Yield Bond                152,123        25,966
     Vanguard Var Ins Fund International                  224,188        28,398
     Vanguard Var Ins Fund Money Market                   284,263       274,429
     Vanguard Var Ins Fund Short-Term Inv Grade            77,604        15,290
     Vanguard Var Ins Fund Small Co Growth                394,117        71,039
     Vanguard Var Ins Fund Total Bond Market Index        297,577        32,234
     Vanguard Var Ins Fund Total Stock Market Index       157,261        33,695
     Ivy Funds VIP Pathfinder Aggressive                  461,351        96,702
     Ivy Funds VIP Asset Strategy                       1,243,298        93,167
     Ivy Funds VIP Balanced                                24,739         2,891
     Ivy Funds VIP Bond                                   157,347        64,661
     Ivy Funds VIP Pathfinder Conservative                 20,450         2,625
     Ivy Funds VIP Core Equity                            219,310        44,861
     Ivy Funds VIP Dividend Income                         72,223         9,183
     Ivy Funds VIP Energy                                  51,646         5,783
     Ivy Funds VIP Global Natural Resources               405,747        43,855

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                       PURCHASES        SALES
                                                      -----------     ---------
     Ivy Funds VIP Growth                             $   202,811        40,594
     Ivy Funds VIP High Income                            129,636        27,871
     Ivy Funds VIP International Growth                   126,175        16,356
     Ivy Funds VIP International Value                    289,770        37,052
     Ivy Funds VIP Micro-Cap Growth                        64,288        12,159
     Ivy Funds VIP Mid Cap Growth                          87,159         8,022
     Ivy Funds VIP Pathfinder Moderate                    638,886       299,488
     Ivy Funds VIP Pathfinder Moderately Aggressive     1,334,956       188,656
     Ivy Funds VIP Pathfinder Moderately Conservative     104,097        28,904
     Ivy Funds VIP Money Market                             6,022         1,450
     Ivy Funds VIP Real Estate Securities                  25,575         6,674
     Ivy Funds VIP Science & Technology                   310,526        79,932
     Ivy Funds VIP Small Cap Growth                        84,923         5,844
     Ivy Funds VIP Small Cap Value                         67,591         7,165
     Ivy Funds VIP Value                                   55,594        14,285
     Ivy Funds VIP Global Bond                              5,384           584
     Ivy Funds VIP Limited-Term Bond                       13,055         1,949

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2012 and 2011 were as follows:

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                                           ADVANTUS          ADVANTUS          ADVANTUS          ADVANTUS
                                         ADVANTUS         INDEX 400            INDEX         INTERNATIONAL       MORTGAGE
                                           BOND            MID-CAP              500              BOND           SECURITIES
                                         CLASS 1           CLASS 1            CLASS 1           CLASS 1           CLASS 1
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                     301,224           151,799           251,896           212,834           156,462
         Contract purchase payments          130,691            81,894           215,093           116,694            64,411
         Contract terminations,
           withdrawal payments
           and charges                       (78,468)          (18,552)          (53,793)          (42,840)          (38,645)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                     353,447           215,141           413,196           286,688           182,228
         Contract purchase payments          138,329           133,459           279,831           107,097            52,820
         Contract terminations,
           withdrawal payments
           and charges                       (19,265)          (26,484)          (42,213)          (15,896)          (52,628)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                     472,511           322,116           650,814           377,889           182,420
                                     ===============   ===============   ===============   ===============   ===============

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                         ADVANTUS          ALLIANCE
                                       REAL ESTATE         BERNSTEIN                                             FRANKLIN
                                       SECURITIES        INTERNATIONAL     FIDELITY VIP      FIDELITY VIP        SMALL CAP
                                         CLASS 1            VALUE A        EQUITY-INCOME        MID-CAP         VALUE CL 1
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                     279,423           229,500           393,101           392,106           500,902
         Contract purchase payments          152,219           134,886           217,718           225,998           238,150
         Contract terminations,
           withdrawal payments
           and charges                       (38,662)          (26,612)          (36,584)          (35,354)          (52,252)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                     392,980           337,774           574,235           582,750           686,800
         Contract purchase payments          161,147            95,504           239,344           233,966           248,293
         Contract terminations,
           withdrawal payments
           and charges                       (33,625)          (32,160)          (53,947)          (50,708)          (48,764)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                     520,502           401,118           759,632           766,008           886,329
                                     ===============   ===============   ===============   ===============   ===============

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                        IBBOTSON           IBBOTSON         IBBOTSON           IBBOTSON         IBBOTSON
                                       AGGRESSIVE          BALANCED       CONSERVATIVE          GROWTH          INCOME &
                                       GROWTH ETF          ETF ASSET        ETF ASSET          ETF ASSET       GROWTH ETF
                                     ASSET ALLOC CL1    ALLOCATION CL1   ALLOCATION CL1     ALLOCATION CL1   ASSET ALLOC CL1
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                   4,405,454         2,077,426         1,134,465        15,570,028           842,491
         Contract purchase payments        2,450,793         1,864,645           487,978         6,674,959           400,782
         Contract terminations,
           withdrawal payments
           and charges                      (388,192)         (782,176)         (364,500)       (1,165,790)         (123,385)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                   6,468,055         3,159,895         1,257,943        21,079,197         1,119,888
         Contract purchase payments        2,529,374           949,594           564,517         5,592,422           397,005
         Contract terminations,
           withdrawal payments
           and charges                      (178,077)         (236,378)         (306,034)         (963,303)         (104,835)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                   8,819,352         3,873,111         1,516,426        25,708,316         1,412,058
                                     ===============   ===============   ===============   ===============   ===============

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                                                          MORGAN STANLEY                        VANGUARD
                                          JANUS          JANUS ASPEN       UIF EMERGING        VANGUARD       VAR INS FUND
                                          ASPEN           LARGE CAP          MARKETS         VAR INS FUND        CAPITAL
                                         OVERSEAS           GROWTH            EQUITY           BALANCED           GROWTH
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                     705,742           441,599           310,370           215,262           229,078
         Contract purchase payments          429,688           132,960           222,287           173,575           177,046
         Contract terminations,
           withdrawal payments
           and charges                       (73,274)          (41,373)          (40,771)          (18,574)          (16,108)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                   1,062,156           533,186           491,886           370,263           390,016
         Contract purchase payments          606,810           119,256           295,206           150,573           175,798
         Contract terminations,
           withdrawal payments
           and charges                      (142,735)          (38,148)          (37,940)          (63,286)          (35,208)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                   1,526,231           614,294           749,152           457,550           530,606
                                     ===============   ===============   ===============   ===============   ===============

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                         VANGUARD         VANGUARD          VANGUARD                             VANGUARD
                                       VAR INS FUND     VAR INS FUND      VAR INS FUND        VANGUARD         VAR INS FUND
                                       DIVERSIFIED         EQUITY          HIGH YIELD       VAR INS FUND          MONEY
                                          VALUE            INCOME             BOND          INTERNATIONAL         MARKET
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                     207,898           383,736           152,127           230,501           679,824
         Contract purchase payments          106,310           227,360           106,634           172,152           118,400
         Contract terminations,
           withdrawal payments
           and charges                       (40,946)          (44,788)          (18,314)          (27,446)         (153,200)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                     273,262           566,308           240,447           375,207           645,024
         Contract purchase payments           88,277           259,375            92,324           218,308           273,885
         Contract terminations,
           withdrawal payments
           and charges                       (40,755)          (63,200)          (18,123)          (28,024)         (265,315)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                     320,784           762,483           314,648           565,491           653,594
                                     ===============   ===============   ===============   ===============   ===============

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                         VANGUARD         VANGUARD          VANGUARD          VANGUARD
                                       VAR INS FUND     VAR INS FUND      VAR INS FUND      VAR INS FUND      IVY FUNDS VIP
                                        SHORT-TERM        SMALL CO         TOTAL BOND        TOTAL STOCK        PATHFINDER
                                        INV GRADE          GROWTH         MARKET INDEX      MARKET INDEX        AGGRESSIVE
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                     156,762           298,149           339,983           212,289         1,293,636
         Contract purchase payments           58,281           215,652           163,672           123,158           362,702
         Contract terminations,
           withdrawal payments
           and charges                       (14,489)          (29,619)          (65,051)          (98,930)          (79,475)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                     200,554           484,182           438,604           236,517         1,576,863
         Contract purchase payments           59,841           269,594           214,243           116,205           324,340
         Contract terminations,
           withdrawal payments
           and charges                       (12,793)          (49,907)          (25,106)          (29,116)          (92,584)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                     247,602           703,869           627,741           323,606         1,808,619
                                     ===============   ===============   ===============   ===============   ===============

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                      IVY FUNDS VIP                                         IVY FUNDS VIP
                                          ASSET         IVY FUNDS VIP     IVY FUNDS VIP      PATHFINDER       IVY FUNDS VIP
                                         STRATEGY          BALANCED           BOND          CONSERVATIVE       CORE EQUITY
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                   1,827,786            14,510           102,803             7,450           247,979
         Contract purchase payments        1,082,523            11,509            95,817            14,430           138,583
         Contract terminations,
           withdrawal payments
           and charges                       (66,974)           (2,068)           (8,125)           (2,143)          (29,951)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                   2,843,335            23,951           190,495            19,737           356,611
         Contract purchase payments        1,103,175            18,284           114,669            16,439           130,386
         Contract terminations,
           withdrawal payments
           and charges                       (88,156)           (2,451)          (50,922)           (2,327)          (35,042)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                   3,858,354            39,784           254,242            33,849           451,955
                                     ===============   ===============   ===============   ===============   ===============

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                      IVY FUNDS VIP                       IVY FUNDS VIP                       IVY FUNDS VIP
                                         DIVIDEND       IVY FUNDS VIP    GLOBAL NATURAL     IVY FUNDS VIP        HIGH
                                          INCOME           ENERGY           RESOURCES           GROWTH          INCOME
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                     117,516           106,463           740,177           329,865           102,000
         Contract purchase payments           43,378            50,801           393,639           152,944            63,569
         Contract terminations,
           withdrawal payments
           and charges                        (4,396)           (7,944)          (44,231)          (42,589)           (6,698)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                     156,498           149,320         1,089,585           440,220           158,871
         Contract purchase payments           72,944            63,940           505,793           139,934            71,885
         Contract terminations,
           withdrawal payments
           and charges                        (9,944)           (7,469)          (64,869)          (35,138)          (18,358)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                     219,498           205,791         1,530,509           545,016           212,398
                                     ===============   ===============   ===============   ===============   ===============

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                      IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP
                                      INTERNATIONAL     INTERNATIONAL       MICRO-CAP          MID CAP          PATHFINDER
                                          GROWTH            VALUE            GROWTH            GROWTH            MODERATE
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                     235,629           306,407           102,825           100,224         1,157,414
         Contract purchase payments          109,665           220,886            42,080            31,598           524,390
         Contract terminations,
           withdrawal payments
           and charges                        (8,766)          (22,690)           (8,267)           (4,332)         (182,926)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                     336,528           504,603           136,638           127,490         1,498,878
         Contract purchase payments          107,941           274,850            38,928            46,636           507,727
         Contract terminations,
           withdrawal payments
           and charges                       (18,136)          (37,930)           (9,713)           (5,884)         (268,874)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                     426,333           741,523           165,853           168,242         1,737,731
                                     ===============   ===============   ===============   ===============   ===============

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                      IVY FUNDS VIP     IVY FUNDS VIP
                                       PATHFINDER        PATHFINDER       IVY FUNDS VIP     IVY FUNDS VIP     IVY FUNDS VIP
                                       MODERATELY        MODERATELY          MONEY           REAL ESTATE        SCIENCE &
                                       AGGRESSIVE       CONSERVATIVE         MARKET          SECURITIES        TECHNOLOGY
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                   2,356,506           228,256            26,883            95,836           321,547
         Contract purchase payments          849,182            86,637             4,929            13,215           153,802
         Contract terminations,
           withdrawal payments
           and charges                      (274,590)          (25,261)          (18,593)           (3,233)          (21,997)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                   2,931,098           289,632            13,219           105,818           453,352
         Contract purchase payments        1,078,988            78,435             5,731            21,966           196,751
         Contract terminations,
           withdrawal payments
           and charges                      (173,419)          (26,155)           (1,414)           (6,220)          (60,414)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                   3,836,667           341,912            17,536           121,564           589,689
                                     ===============   ===============   ===============   ===============   ===============

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                      IVY FUNDS VIP     IVY FUNDS VIP                      IVY FUNDS VIP      IVY FUNDS VIP
                                        SMALL CAP         SMALL CAP       IVY FUNDS VIP        GLOBAL         LIMITED-TERM
                                          GROWTH           VALUE              VALUE             BOND               BOND
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2010                      88,062            50,410            72,325                --                --
         Contract purchase payments           46,782            26,266            27,966             4,163             3,048
         Contract terminations,
           withdrawal payments
           and charges                        (4,333)           (3,487)           (3,097)             (293)              (12)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2011                     130,511            73,189            97,194             3,870             3,036
         Contract purchase payments           68,735            48,210            41,887             4,911            11,753
         Contract terminations,
           withdrawal payments
           and charges                        (5,216)           (6,079)          (13,354)             (567)           (1,866)
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Units outstanding at
       December 31, 2012                     194,030           115,320           125,727             8,214            12,923
                                     ===============   ===============   ===============   ===============   ===============

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

(7)  FINANCIAL HIGHLIGHTS

     A summary of units outstanding, unit values, net assets, ratios, and total return for variable life policies for the years ended December 31, 2012, 2011, 2010, 2009, and 2008 is as follows:

                                                                    AT DECEMBER 31                 YEARS ENDED DECEMBER 31
                                                         -----------------------------------  ---------------------------------
                                                                                              INVESTMENT
                                                            UNITS        UNIT                   INCOME     EXPENSE      TOTAL
                                                         OUTSTANDING  FAIR VALUE  NET ASSETS    RATIO*     RATIO**    RETURN***
                                                         -----------  ----------  ----------  ----------  ---------   ---------
     Advantus Bond Class 1
     2012                                                    472,511        1.28     606,960        0.00%     (0.05)%      7.74%
     2011                                                    353,447        1.19     421,404        0.00%     (0.05)%      8.35%
     2010                                                    301,224        1.10     331,464        0.00%     (0.05)%      9.74%
     2009                                                    193,703        1.00     194,227        0.00%     (0.05)%     15.91%
     2008 (a)                                                132,447        0.87     114,574        0.00%     (0.05)%    (13.49)%
     Advantus Index 400 Mid-Cap Class 1
     2012                                                    322,116        1.36     437,628        0.00%     (0.05)%     17.60%
     2011                                                    215,141        1.16     248,559        0.00%     (0.05)%     (1.97)%
     2010                                                    151,799        1.18     178,904        0.00%     (0.05)%     26.31%
     2009                                                     94,425        0.93      88,107        0.00%     (0.05)%     36.84%
     2008 (a)                                                 35,144        0.68      23,965        0.00%     (0.05)%    (31.81)%
     Advantus Index 500 Class 1
     2012                                                    650,814        1.18     767,544        0.00%     (0.10)%     15.83%
     2011                                                    413,196        1.02     420,719        0.00%     (0.10)%      1.95%
     2010                                                    251,896        1.00     251,576        0.00%     (0.10)%     14.94%
     2009                                                    149,088        0.87     129,546        0.00%     (0.10)%     26.30%
     2008 (a)                                                 34,865        0.69      23,986        0.00%     (0.10)%    (31.20)%
     Advantus International Bond Class 1
     2012                                                    377,889        1.60     606,138        0.00%      0.00%      16.49%
     2011                                                    286,688        1.38     394,770        0.00%      0.00%      (0.01)%
     2010                                                    212,834        1.38     293,108        0.00%      0.00%      14.19%
     2009                                                    114,797        1.21     138,452        0.00%      0.00%      17.85%
     2008 (a)                                                 58,953        1.02      60,330        0.00%      0.00%       2.34%
     Advantus Mortgage Securities Class 1
     2012                                                    182,420        1.12     203,991        0.00%     (0.05)%      3.80%
     2011                                                    182,228        1.08     196,315        0.00%     (0.05)%      7.05%
     2010                                                    156,462        1.01     157,452        0.00%     (0.05)%      7.08%
     2009                                                     83,018        0.94      78,022        0.00%     (0.05)%      8.37%
     2008 (a)                                                 56,324        0.87      48,844        0.00%     (0.05)%    (13.28)%
     Advantus Real Estate Securities Class 1
     2012                                                    520,502        1.38     717,492        0.00%     (0.10)%     18.32%
     2011                                                    392,980        1.17     457,859        0.00%     (0.10)%      5.79%
     2010                                                    279,423        1.10     307,747        0.00%     (0.10)%     29.36%
     2009                                                    155,991        0.85     132,813        0.00%     (0.10)%     25.03%
     2008 (a)                                                 55,193        0.68      37,583        0.00%     (0.10)%    (31.91)%
     Alliance Bernstein International Value A
     2012                                                    401,118        0.72     288,848        1.80%     (0.15)%     14.71%
     2011                                                    337,774        0.63     212,055        4.60%     (0.15)%    (19.13)%
     2010                                                    229,500        0.78     178,162        3.76%     (0.15)%      4.75%
     2009                                                    132,675        0.74      98,327        1.89%     (0.15)%     34.88%
     2008 (a)                                                 58,179        0.55      31,967        0.64%     (0.15)%    (45.06)%

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                    AT DECEMBER 31                 YEARS ENDED DECEMBER 31
                                                         -----------------------------------  ---------------------------------
                                                                                              INVESTMENT
                                                            UNITS        UNIT                   INCOME     EXPENSE      TOTAL
                                                         OUTSTANDING  FAIR VALUE  NET ASSETS    RATIO*     RATIO**    RETURN***
                                                         -----------  ----------  ----------  ----------  ---------   ---------
     Fidelity VIP Equity-Income
     2012                                                    759,632        1.12     848,769        3.57%     (0.10)%     17.42%
     2011                                                    574,235        0.95     546,402        3.06%     (0.10)%      1.07%
     2010                                                    393,101        0.94     370,081        2.27%     (0.10)%     15.26%
     2009                                                    237,580        0.82     194,047        3.17%     (0.10)%     30.34%
     2008 (a)                                                 91,201        0.63      57,152        6.69%     (0.10)%    (37.33)%
     Fidelity VIP Mid-Cap
     2012                                                    766,008        1.24     950,947        0.71%     (0.10)%     14.95%
     2011                                                    582,750        1.08     629,376        0.31%     (0.10)%    (10.52)%
     2010                                                    392,106        1.21     473,284        0.58%     (0.10)%     28.96%
     2009                                                    248,051        0.94     232,162        0.92%     (0.10)%     40.23%
     2008 (a)                                                106,645        0.67      71,182        0.85%     (0.10)%    (33.25)%
     Franklin Small Cap Value Cl 1
     2012                                                    886,329        1.35   1,198,775        1.02%     (0.15)%     18.93%
     2011                                                    686,800        1.14     781,046        0.91%     (0.15)%     (3.38)%
     2010                                                    500,902        1.18     589,562        0.87%     (0.15)%     28.68%
     2009                                                    283,863        0.91     259,624        1.83%     (0.15)%     29.74%
     2008 (a)                                                142,495        0.71     100,441        0.68%     (0.15)%    (29.49)%
     Ibbotson Aggressive Growth ETF Asset Alloc Cl1
     2012                                                  8,819,352        1.12   9,903,881        1.62%     (0.12)%     14.59%
     2011                                                  6,468,055        0.98   6,338,321        1.36%     (0.12)%     (4.74)%
     2010                                                  4,405,454        1.03   4,531,566        0.63%     (0.12)%     15.72%
     2009                                                  2,412,675        0.88   2,144,664        0.00%     (0.12)%     27.94%
     2008 (a)                                                847,279        0.69     588,735        1.49%     (0.12)%    (30.51)%
     Ibbotson Balanced ETF Asset Allocation Cl1
     2012                                                  3,873,111        1.19   4,598,585        1.88%     (0.12)%     11.14%
     2011                                                  3,159,895        1.07   3,375,799        1.33%     (0.12)%     (0.44)%
     2010                                                  2,077,426        1.07   2,229,083        0.96%     (0.12)%     11.98%
     2009                                                  1,161,044        0.95   1,112,592        0.00%     (0.12)%     19.89%
     2008 (a)                                                370,184        0.80     295,937        4.44%     (0.12)%    (20.06)%
     Ibbotson Conservative ETF Asset Allocation Cl1
     2012                                                  1,516,426        1.20   1,817,772        1.69%     (0.12)%      5.61%
     2011                                                  1,257,943        1.13   1,427,920        1.51%     (0.12)%      3.54%
     2010                                                  1,134,465        1.10   1,243,741        1.37%     (0.12)%      6.79%
     2009                                                  1,029,433        1.02   1,056,689        0.00%     (0.12)%      8.70%
     2008 (a)                                                312,411        0.94     294,974        2.44%     (0.12)%     (5.58)%
     Ibbotson Growth ETF Asset Allocation Cl1
     2012                                                 25,708,316        1.16  29,721,267        1.63%     (0.12)%     13.38%
     2011                                                 21,079,197        1.02  21,492,750        1.45%     (0.12)%     (3.39)%
     2010                                                 15,570,028        1.06  16,430,931        0.97%     (0.12)%     14.32%
     2009                                                  9,514,213        0.92   8,782,912        0.00%     (0.12)%     25.09%
     2008 (a)                                              3,974,359        0.74   2,933,671        0.22%     (0.12)%    (26.19)%

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                    AT DECEMBER 31                 YEARS ENDED DECEMBER 31
                                                         -----------------------------------  ---------------------------------
                                                                                              INVESTMENT
                                                            UNITS        UNIT                   INCOME     EXPENSE      TOTAL
                                                         OUTSTANDING  FAIR VALUE  NET ASSETS    RATIO*     RATIO**    RETURN***
                                                         -----------  ----------  ----------  ----------  ---------   ---------
     Ibbotson Income & Growth ETF Asset Alloc Cl1
     2012                                                  1,412,058        1.19   1,681,817        2.11%     (0.12)%      8.31%
     2011                                                  1,119,888        1.10   1,231,164        1.17%     (0.12)%      1.49%
     2010                                                    842,491        1.08     912,243        0.70%     (0.12)%      9.17%
     2009                                                    313,816        0.98     311,770        0.00%     (0.12)%     13.86%
     2008 (a)                                                 62,038        0.87      54,133        8.82%     (0.12)%    (12.74)%
     Janus Aspen Overseas
     2012                                                  1,526,231        0.91   1,396,064        0.75%     (0.10)%     13.58%
     2011                                                  1,062,156        0.81     855,387        0.47%     (0.10)%    (32.10)%
     2010                                                    705,742        1.19     837,058        0.74%     (0.10)%     25.43%
     2009                                                    454,869        0.95     430,113        0.60%     (0.10)%     79.74%
     2008 (a)                                                267,314        0.53     140,638        0.68%     (0.10)%    (47.39)%
     Janus Aspen Large Cap Growth
     2012                                                    614,294        1.17     720,514        0.58%     (0.10)%     18.71%
     2011                                                    533,186        0.99     526,883        0.61%     (0.10)%     (5.21)%
     2010                                                    441,599        1.04     460,411        1.14%     (0.10)%     14.53%
     2009                                                    297,395        0.91     270,500        0.56%     (0.10)%     36.49%
     2008 (a)                                                145,269        0.67      96,809        1.09%     (0.10)%    (33.36)%
     Morgan Stanley UIF Emerging Markets Equity
     2012                                                    749,152        1.01     755,880        0.00%     (0.35)%     20.26%
     2011                                                    491,886        0.84     412,691        0.38%     (0.35)%    (17.95)%
     2010                                                    310,370        1.02     317,357        0.54%     (0.35)%     19.36%
     2009                                                    170,492        0.86     146,052        0.00%     (0.35)%     70.72%
     2008 (a)                                                 71,890        0.50      36,076        0.00%     (0.35)%    (49.82)%
     Vanguard Var Ins Fund Balanced
     2012                                                    457,550        1.29     590,674        2.55%      0.00%      12.56%
     2011                                                    370,263        1.15     424,647        2.28%      0.00%       3.70%
     2010                                                    215,262        1.11     238,074        2.71%      0.00%      11.02%
     2009                                                    131,437        1.00     130,940        3.67%      0.00%      22.90%
     2008 (a)                                                 63,541        0.81      51,506        0.33%      0.00%     (18.94)%
     Vanguard Var Ins Fund Capital Growth
     2012                                                    530,606        1.29     684,698        0.89%      0.00%      15.47%
     2011                                                    390,016        1.12     435,837        0.77%      0.00%      (0.93)%
     2010                                                    229,078        1.13     258,408        0.77%      0.00%      13.08%
     2009                                                    128,272        1.00     127,959        0.77%      0.00%      34.30%
     2008 (a)                                                 63,825        0.74      47,409        0.21%      0.00%     (25.72)%
     Vanguard Var Ins Fund Diversified Value
     2012                                                    320,784        1.16     373,166        2.14%      0.00%      16.50%
     2011                                                    273,262        1.00     272,862        1.85%      0.00%       3.92%
     2010                                                    207,898        0.96     199,764        2.11%      0.00%       9.33%
     2009                                                    114,180        0.88     100,347        3.71%      0.00%      26.93%
     2008 (a)                                                 41,407        0.69      28,671        1.01%      0.00%     (30.76)%

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                    AT DECEMBER 31                 YEARS ENDED DECEMBER 31
                                                         -----------------------------------  ---------------------------------
                                                                                              INVESTMENT
                                                            UNITS        UNIT                   INCOME     EXPENSE      TOTAL
                                                         OUTSTANDING  FAIR VALUE  NET ASSETS    RATIO*     RATIO**    RETURN***
                                                         -----------  ----------  ----------  ----------  ---------   ---------
     Vanguard Var Ins Fund Equity Income
     2012                                                    762,483        1.25     955,205        2.22%      0.00%      13.40%
     2011                                                    566,308        1.10     625,612        2.11%      0.00%      10.26%
     2010                                                    383,736        1.00     384,455        2.44%      0.00%      14.71%
     2009                                                    192,201        0.87     167,865        4.53%      0.00%      16.77%
     2008 (a)                                                178,074        0.75     133,187        0.27%      0.00%     (25.21)%
     Vanguard Var Ins Fund High Yield Bond
     2012                                                    314,648        1.52     478,271        4.98%      0.00%      14.30%
     2011                                                    240,447        1.33     319,768        6.81%      0.00%       6.93%
     2010                                                    152,127        1.24     189,193        5.87%      0.00%      12.11%
     2009                                                     79,210        1.11      87,873        6.68%      0.00%      38.85%
     2008 (a)                                                 45,284        0.80      36,181        1.53%      0.00%     (20.10)%
     Vanguard Var Ins Fund International
     2012                                                    565,491        1.08     612,778        1.79%      0.00%      20.14%
     2011                                                    375,207        0.90     338,430        1.31%      0.00%     (13.54)%
     2010                                                    230,501        1.04     240,458        1.24%      0.00%      15.72%
     2009                                                    118,146        0.90     106,504        2.68%      0.00%      42.78%
     2008 (a)                                                 40,005        0.63      25,257        0.57%      0.00%     (36.87)%
     Vanguard Var Ins Fund Money Market
     2012                                                    653,594        1.03     676,431        0.14%      0.00%       0.14%
     2011                                                    645,024        1.03     666,599        0.17%      0.00%       0.17%
     2010                                                    679,824        1.03     701,402        0.23%      0.00%       0.23%
     2009                                                    859,589        1.03     884,811        0.37%      0.00%       0.61%
     2008 (a)                                                 60,323        1.02      61,713        2.20%      0.00%       2.31%
     Vanguard Var Ins Fund Short-Term Inv Grade
     2012                                                    247,602        1.21     299,784        2.41%      0.00%       4.42%
     2011                                                    200,554        1.16     232,548        3.09%      0.00%       2.02%
     2010                                                    156,762        1.14     178,175        2.61%      0.00%       5.22%
     2009                                                    105,466        1.08     113,925        3.24%      0.00%      13.86%
     2008 (a)                                                 76,371        0.95      72,454        0.99%      0.00%      (5.13)%
     Vanguard Var Ins Fund Small Co Growth
     2012                                                    703,869        1.47   1,033,582        0.21%      0.00%      14.65%
     2011                                                    484,182        1.28     620,127        0.16%      0.00%       1.36%
     2010                                                    298,149        1.26     376,743        0.27%      0.00%      31.79%
     2009                                                    163,516        0.96     156,783        0.93%      0.00%      39.38%
     2008 (a)                                                 95,336        0.69      65,585        0.08%      0.00%     (31.21)%
     Vanguard Var Ins Fund Total Bond Market Index
     2012                                                    627,741        1.31     820,389        2.46%      0.00%       4.02%
     2011                                                    438,604        1.26     551,033        3.08%      0.00%       7.65%
     2010                                                    339,983        1.17     396,772        2.74%      0.00%       6.50%
     2009                                                    149,309        1.10     163,615        3.25%      0.00%       5.94%
     2008 (a)                                                 79,761        1.03      82,502        0.53%      0.00%       3.44%

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                    AT DECEMBER 31                 YEARS ENDED DECEMBER 31
                                                         -----------------------------------  ---------------------------------
                                                                                              INVESTMENT
                                                            UNITS        UNIT                   INCOME     EXPENSE      TOTAL
                                                         OUTSTANDING  FAIR VALUE  NET ASSETS    RATIO*     RATIO**    RETURN***
                                                         -----------  ----------  ----------  ----------  ---------   ---------
     Vanguard Var Ins Fund Total Stock Market Index
     2012                                                    323,606        1.21     390,204        1.49%      0.00%      16.33%
     2011                                                    236,517        1.04     245,164        1.28%      0.00%       0.83%
     2010                                                    212,289        1.03     218,234        1.67%      0.00%      17.11%
     2009                                                    127,708        0.88     112,104        0.06%      0.00%      28.25%
     2008 (a)                                                 35,859        0.68      24,543        0.59%      0.00%     (31.56)%
     Ivy Funds VIP Pathfinder Aggressive
     2012                                                  1,808,619        1.14   2,063,096        0.92%     (0.45)%     12.70%
     2011                                                  1,576,863        1.01   1,596,180        1.22%     (0.45)%     (3.72)%
     2010                                                  1,293,636        1.05   1,360,036        1.06%     (0.45)%     16.05%
     2009                                                    729,402        0.91     660,797        0.39%     (0.45)%     23.87%
     2008 (a)                                                236,251        0.73     172,783        0.00%     (0.45)%    (26.86)%
     Ivy Funds VIP Asset Strategy
     2012                                                  3,858,354        1.16   4,493,457        1.09%     (0.45)%     19.71%
     2011                                                  2,843,335        0.97   2,766,037        0.98%     (0.45)%     (6.79)%
     2010                                                  1,827,786        1.04   1,907,587        0.98%     (0.45)%      9.16%
     2009                                                    933,473        0.96     892,442        0.30%     (0.45)%     25.61%
     2008 (a)                                                232,558        0.76     177,008        1.37%     (0.45)%    (23.88)%
     Ivy Funds VIP Balanced
     2012                                                     39,784        1.25      49,816        1.41%     (0.45)%     12.25%
     2011                                                     23,951        1.12      26,717        1.49%     (0.45)%      3.78%
     2010                                                     14,510        1.07      15,597        1.87%     (0.45)%     17.63%
     2009                                                     10,442        0.91       9,538        1.98%     (0.45)%     13.74%
     2008 (a)                                                  9,473        0.80       7,611        0.22%     (0.45)%    (19.65)%
     Ivy Funds VIP Bond
     2012                                                    254,242        1.33     337,190        2.48%     (0.45)%      6.26%
     2011                                                    190,495        1.25     237,759        2.82%     (0.45)%      7.79%
     2010                                                    102,803        1.16     119,027        2.38%     (0.45)%      6.52%
     2009                                                     38,187        1.09      41,518        3.76%     (0.45)%      7.65%
     2008 (a)                                                  7,141        1.01       7,213        0.18%     (0.45)%      1.00%
     Ivy Funds VIP Pathfinder Conservative
     2012                                                     33,849        1.17      39,717        1.00%     (0.45)%      7.44%
     2011                                                     19,737        1.09      21,556        1.43%     (0.45)%      1.20%
     2010                                                      7,450        1.08       8,040        1.03%     (0.45)%      9.87%
     2009                                                      5,603        0.98       5,503        0.07%     (0.45)%     13.46%
     2008 (a)                                                  3,055        0.87       2,646        0.00%     (0.45)%    (13.44)%
     Ivy Funds VIP Core Equity
     2012                                                    451,955        1.35     610,188        0.56%     (0.45)%     19.14%
     2011                                                    356,611        1.13     404,124        0.34%     (0.45)%      2.12%
     2010                                                    247,979        1.11     275,188        0.81%     (0.45)%     21.44%
     2009                                                    114,910        0.91     105,007        0.61%     (0.45)%     24.58%
     2008 (a)                                                 43,800        0.73      32,129        1.18%     (0.45)%    (26.65)%

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                    AT DECEMBER 31                 YEARS ENDED DECEMBER 31
                                                         -----------------------------------  ---------------------------------
                                                                                              INVESTMENT
                                                            UNITS        UNIT                   INCOME     EXPENSE      TOTAL
                                                         OUTSTANDING  FAIR VALUE  NET ASSETS    RATIO*     RATIO**    RETURN***
                                                         -----------  ----------  ----------  ----------  ---------   ---------
     Ivy Funds VIP Dividend Income
     2012                                                    219,498        1.00     218,546        1.07%     (0.45)%     13.69%
     2011                                                    156,498        0.88     137,058        1.01%     (0.45)%     (4.26)%
     2010                                                    117,516        0.91     107,499        1.06%     (0.45)%     16.89%
     2009                                                     78,427        0.78      61,374        0.93%     (0.45)%     18.42%
     2008 (a)                                                 21,149        0.66      13,977        0.27%     (0.45)%    (33.91)%
     Ivy Funds VIP Energy
     2012                                                    205,791        0.80     165,229        0.00%     (0.45)%      1.84%
     2011                                                    149,320        0.79     117,731        0.00%     (0.45)%     (8.67)%
     2010                                                    106,463        0.86      91,906        0.23%     (0.45)%     22.50%
     2009                                                     58,318        0.70      41,096        0.00%     (0.45)%     41.12%
     2008 (a)                                                  9,313        0.50       4,652        0.19%     (0.45)%    (50.06)%
     Ivy Funds VIP Global Natural Resources
     2012                                                  1,530,509        0.71   1,081,795        0.00%     (0.45)%      2.35%
     2011                                                  1,089,585        0.69     752,483        0.00%     (0.45)%    (21.09)%
     2010                                                    740,177        0.88     647,816        0.00%     (0.45)%     17.59%
     2009                                                    383,085        0.74     285,123        0.00%     (0.45)%     74.43%
     2008 (a)                                                129,858        0.43      55,414        4.99%     (0.45)%    (57.33)%
     Ivy Funds VIP Growth
     2012                                                    545,016        1.20     654,601        0.06%     (0.45)%     13.25%
     2011                                                    440,220        1.06     466,857        3.82%     (0.45)%      2.58%
     2010                                                    329,865        1.03     341,019        0.57%     (0.45)%     13.09%
     2009                                                    187,308        0.91     171,234        0.41%     (0.45)%     27.65%
     2008 (a)                                                129,407        0.72      92,680        0.00%     (0.45)%    (28.38)%
     Ivy Funds VIP High Income
     2012                                                    212,398        1.67     354,774        5.99%     (0.45)%     19.18%
     2011                                                    158,871        1.40     222,666        7.16%     (0.45)%      5.73%
     2010                                                    102,000        1.33     135,207        6.90%     (0.45)%     15.38%
     2009                                                     59,975        1.15      68,906        7.60%     (0.45)%     47.08%
     2008 (a)                                                 18,675        0.78      14,587        2.11%     (0.45)%    (21.88)%
     Ivy Funds VIP International Growth
     2012                                                    426,333        0.99     421,122        1.82%     (0.45)%     18.59%
     2011                                                    336,528        0.83     280,317        0.40%     (0.45)%     (6.91)%
     2010                                                    235,629        0.89     210,826        0.87%     (0.45)%     15.30%
     2009                                                    135,519        0.78     105,162        1.16%     (0.45)%     27.47%
     2008 (a)                                                 13,882        0.61       8,452        0.68%     (0.45)%    (39.12)%
     Ivy Funds VIP International Value
     2012                                                    741,523        1.04     774,161        2.26%     (0.45)%     13.84%
     2011                                                    504,603        0.92     462,770        1.48%     (0.45)%    (13.50)%
     2010                                                    306,407        1.06     324,850        1.22%     (0.45)%     14.61%
     2009                                                    149,540        0.93     138,336        3.62%     (0.45)%     37.59%
     2008 (a)                                                 91,480        0.67      61,509        2.67%     (0.45)%    (32.76)%

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                    AT DECEMBER 31                 YEARS ENDED DECEMBER 31
                                                         -----------------------------------  ---------------------------------
                                                                                              INVESTMENT
                                                            UNITS        UNIT                   INCOME     EXPENSE      TOTAL
                                                         OUTSTANDING  FAIR VALUE  NET ASSETS    RATIO*     RATIO**    RETURN***
                                                         -----------  ----------  ----------  ----------  ---------   ---------
     Ivy Funds VIP Micro-Cap Growth
     2012                                                    165,853        1.29     213,455        0.00%     (0.45)%     12.35%
     2011                                                    136,638        1.15     156,528        0.00%     (0.45)%     (6.60)%
     2010                                                    102,825        1.23     126,109        0.00%     (0.45)%     41.49%
     2009                                                     62,800        0.87      54,438        0.00%     (0.45)%     41.93%
     2008 (a)                                                  6,427        0.61       3,928        0.00%     (0.45)%    (38.93)%
     Ivy Funds VIP Mid Cap Growth
     2012                                                    168,242        1.49     250,431        0.00%     (0.45)%     14.07%
     2011                                                    127,490        1.30     166,360        0.01%     (0.45)%     (0.12)%
     2010                                                    100,224        1.31     130,929        0.03%     (0.45)%     32.15%
     2009                                                     64,882        0.99      64,141        0.00%     (0.45)%     47.32%
     2008 (a)                                                  5,808        0.67       3,899        0.06%     (0.45)%    (32.90)%
     Ivy Funds VIP Pathfinder Moderate
     2012                                                  1,737,731        1.17   2,025,277        0.92%     (0.45)%     10.03%
     2011                                                  1,498,878        1.06   1,587,740        1.03%     (0.45)%     (1.02)%
     2010                                                  1,157,414        1.07   1,238,577        0.63%     (0.45)%     13.14%
     2009                                                    441,401        0.95     417,513        0.18%     (0.45)%     18.49%
     2008 (a)                                                320,486        0.80     255,847        0.00%     (0.45)%    (20.17)%
     Ivy Funds VIP Pathfinder Moderately Aggressive
     2012                                                  3,836,667        1.17   4,436,949        0.76%     (0.45)%     11.32%
     2011                                                  2,931,098        1.04   3,045,146        0.79%     (0.45)%     (2.58)%
     2010                                                  2,356,506        1.07   2,512,962        0.74%     (0.45)%     14.98%
     2009                                                  1,063,636        0.93     986,502        0.21%     (0.45)%     21.25%
     2008 (a)                                                193,801        0.76     148,247        0.00%     (0.45)%    (23.50)%
     Ivy Funds VIP Pathfinder Moderately Conservative
     2012                                                    341,912        1.17     401,735        0.93%     (0.45)%      8.90%
     2011                                                    289,632        1.08     312,500        1.08%     (0.45)%      0.45%
     2010                                                    228,256        1.07     245,171        0.91%     (0.45)%     11.47%
     2009                                                    128,061        0.96     123,400        0.13%     (0.45)%     15.64%
     2008 (a)                                                  3,000        0.83       2,501        0.00%     (0.45)%    (16.67)%
     Ivy Funds VIP Money Market
     2012                                                     17,536        1.06      18,503        0.02%     (0.45)%      0.47%
     2011                                                     13,219        1.04      13,931        0.02%     (0.45)%      0.46%
     2010                                                     26,883        1.03      27,996        0.06%     (0.45)%      0.52%
     2009                                                     22,330        1.04      23,166        1.76%     (0.45)%      1.47%
     2008 (a)                                                 22,842        1.01      23,156        1.03%     (0.45)%      1.40%
     Ivy Funds VIP Real Estate Securities
     2012                                                    121,564        1.18     143,310        0.71%     (0.45)%     18.25%
     2011                                                    105,818        1.00     105,496        0.75%     (0.45)%      5.48%
     2010                                                     95,836        0.95      90,580        1.80%     (0.45)%     29.09%
     2009                                                     76,121        0.73      55,735        2.92%     (0.45)%     24.18%
     2008 (a)                                                  6,117        0.59       3,607        1.10%     (0.45)%    (41.04)%

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

                                                                    AT DECEMBER 31                 YEARS ENDED DECEMBER 31
                                                         -----------------------------------  ---------------------------------
                                                                                              INVESTMENT
                                                            UNITS        UNIT                   INCOME     EXPENSE      TOTAL
                                                         OUTSTANDING  FAIR VALUE  NET ASSETS    RATIO*     RATIO**    RETURN***
                                                         -----------  ----------  ----------  ----------  ---------   ---------
     Ivy Funds VIP Science & Technology
     2012                                                    589,689        1.44     846,394        0.00%     (0.45)%     28.41%
     2011                                                    453,352        1.12     506,750        0.00%     (0.45)%     (5.35)%
     2010                                                    321,547        1.18     379,709        0.00%     (0.45)%     13.26%
     2009                                                    186,787        1.04     194,746        0.00%     (0.45)%     44.49%
     2008 (a)                                                 67,583        0.72      48,769        0.00%     (0.45)%    (27.84)%
     Ivy Funds VIP Small Cap Growth
     2012                                                    194,030        1.14     222,051        0.00%     (0.45)%      5.64%
     2011                                                    130,511        1.08     141,384        0.00%     (0.45)%    (10.20)%
     2010                                                     88,062        1.21     106,235        0.00%     (0.45)%     29.43%
     2009                                                     50,620        0.93      47,182        0.19%     (0.45)%     35.33%
     2008 (a)                                                  5,302        0.69       3,653        0.00%     (0.45)%    (31.12)%
     Ivy Funds VIP Small Cap Value
     2012                                                    115,320        1.31     151,509        0.44%     (0.45)%     19.17%
     2011                                                     73,189        1.10      80,690        0.48%     (0.45)%    (12.40)%
     2010                                                     50,410        1.26      63,442        0.07%     (0.45)%     26.98%
     2009                                                     24,565        0.99      24,348        0.00%     (0.45)%     29.73%
     2008 (a)                                                  3,867        0.76       2,956        0.26%     (0.45)%    (23.61)%
     Ivy Funds VIP Value
     2012                                                    125,727        1.16     145,883        1.19%     (0.45)%     19.42%
     2011                                                     97,194        0.97      94,438        0.75%     (0.45)%     (6.90)%
     2010                                                     72,325        1.04      75,483        0.86%     (0.45)%     19.24%
     2009                                                     53,422        0.88      46,758        2.13%     (0.45)%     27.21%
     2008 (a)                                                  4,006        0.69       2,757        0.32%     (0.45)%    (31.20)%
     Ivy Funds VIP Global Bond
     2012                                                      8,214        1.07       8,764        3.87%     (0.45)%      6.90%
     2011(c)                                                   3,870        1.00       3,861        2.02%     (0.45)%     (0.20)%
     Ivy Funds VIP Limited-Term Bond
     2012                                                     12,923        1.06      13,756        4.04%     (0.45)%      3.84%
     2011(c)                                                   3,036        1.03       3,111        1.62%     (0.45)%      2.45%

----------
* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2012 and 2011

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to a policy owner's account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in the a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a) For the period from February 12, 2008 (Commencement of operations) to December 31, 2008.

(b) For the period from May 13, 2008 (Commencement of operations) to December 31, 2008.

(c) For the period from May 3, 2011 (Commencement of operations) to December 31, 2011.

(8)  SUBSEQUENT EVENTS

     Management has evaluated subsequent events through April 10, 2013, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

                                   MINNESOTA LIFE INSURANCE COMPANY
                                           AND SUBSIDIARIES


                                  CONSOLIDATED FINANCIAL STATEMENTS
                                     AND SUPPLEMENTARY SCHEDULES

                                   DECEMBER 31, 2012, 2011 AND 2010

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholder
Minnesota Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations and comprehensive income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2012. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

As discussed in Note 4 to the consolidated financial statements, the accompanying consolidated financial statements have been retrospectively adjusted for the Company's adoption of Accounting Standards Update No. 2010-26, FINANCIAL SERVICES - INSURANCE (TOPIC 944): ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS, as of January 1, 2012.


/s/ KPMG LLP


Minneapolis, Minnesota
March 6, 2013

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED BALANCE SHEETS
                        DECEMBER 31, 2012 AND 2011
                              (IN THOUSANDS)

ASSETS                                                                            2012              2011
                                                                            --------------    --------------
    Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $10,134,588
      and $9,301,196)                                                        $ 11,155,562      $ 10,063,416
    Equity securities, at fair value (cost $271,869 and $178,197)                 317,272           203,939
    Mortgage loans, net                                                         1,538,502         1,417,147
    Finance receivables, net                                                      236,762           215,899
    Policy loans                                                                  352,756           350,863
    Alternative investments (cost $424,367 and $390,674)                          494,890           447,351
    Fixed maturity securities on loan, at fair value
      (amortized cost $43,649 and $63,917)                                         47,560            66,226
    Equity securities on loan, at fair value (cost $4,789 and $4,968)               5,692             6,937
    Derivative instruments                                                        195,693           117,306
    Other invested assets                                                          75,409           211,561
                                                                            --------------    --------------
      Total investments                                                        14,420,098        13,100,645

    Cash and cash equivalents                                                     268,990           308,034
    Securities held as collateral                                                  28,241            43,892
    Deferred policy acquisition costs                                             685,217           694,747
    Accrued investment income                                                     121,967           117,096
    Premiums and fees receivable                                                  202,160           180,354
    Property and equipment, net                                                    82,339            79,592
    Reinsurance recoverables                                                    1,025,915           955,076
    Goodwill and intangible assets, net                                            45,825            43,723
    Other assets                                                                   83,016            97,414
    Separate account assets                                                    14,373,479        12,541,363
                                                                            --------------    --------------
         Total assets                                                        $ 31,337,247      $ 28,161,936
                                                                            ==============    ==============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

    Policy and contract account balances                                     $  7,690,938      $  7,138,162
    Future policy and contract benefits                                         3,014,902         2,920,649
    Pending policy and contract claims                                            421,875           349,475
    Other policyholder funds                                                      922,453           771,639
    Policyholder dividends payable                                                 34,013            36,945
    Unearned premiums and fees                                                    208,183           171,691
    Pension and other postretirement benefits                                      20,023            19,689
    Income tax liability:
       Current                                                                      7,326            37,301
       Deferred                                                                   354,530           271,164
    Securities in transit                                                          74,674            39,130
    Accrued commissions and expenses                                              167,831           149,424
    Other liabilities                                                             282,336           427,197
    Short-term debt                                                                50,000            50,000
    Long-term debt                                                                268,000           120,000
    Securities lending collateral                                                  40,740            60,770
    Separate account liabilities                                               14,373,479        12,541,363
                                                                            --------------    --------------
      Total liabilities                                                        27,931,303        25,104,599
                                                                            --------------    --------------

Stockholder's equity:
    Common stock, $1 par value, 5,000,000 shares authorized,
       issued and outstanding                                                       5,000             5,000
 Additional paid in capital                                                       179,522           179,522
 Accumulated other comprehensive income                                           492,466           381,951
 Retained earnings                                                              2,728,956         2,490,864
                                                                            --------------    --------------
      Total stockholder's equity                                                3,405,944         3,057,337
                                                                            --------------    --------------
         Total liabilities and stockholder's equity                          $ 31,337,247      $ 28,161,936
                                                                            ==============    ==============


See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                               (IN THOUSANDS)

                                                                             2012             2011              2010
                                                                       -------------    -------------    --------------

Revenues:

  Premiums                                                              $ 1,663,828      $ 1,541,999      $  1,433,088
  Policy and contract fees                                                  554,007          535,352           523,120
  Net investment income                                                     629,333          618,124           585,956
  Net realized investment gains
    Other-than-temporary-impairments on fixed maturity securities              (287)          (6,707)          (31,862)
    Other-than-temporary-impairments on fixed maturity securities
     transferred to other comprehensive income                                    -            1,169             9,608
    Other net realized investment gains                                      83,016           57,113            63,175
                                                                       -------------    -------------    --------------
     Total net realized investment gains                                     82,729           51,575            40,921
  Finance charge income                                                      70,851           64,691            58,059
  Commission income                                                         118,742          103,426            91,181
  Other income                                                               31,219           30,546            31,178
                                                                       -------------    -------------    --------------
     Total revenues                                                       3,150,709        2,945,713         2,763,503
                                                                       -------------    -------------    --------------

Benefits and expenses:

  Policyholder benefits                                                   1,626,322        1,533,956         1,469,524
  Interest credited to policies and contracts                               353,976          344,290           331,073
  General operating expenses                                                577,793          534,822           503,563
  Commissions                                                               253,255          232,404           230,629
  Administrative and sponsorship fees                                        53,219           60,142            62,319
  Dividends to policyholders                                                  7,679            8,637             9,475
  Interest expense                                                            9,821           10,025            10,184
  Amortization of deferred policy acquisition costs                         180,467          169,181           184,533
  Capitalization of policy acquisition costs                               (254,022)        (236,356)         (254,451)
                                                                       -------------    -------------    --------------
     Total benefits and expenses                                          2,808,510        2,657,101         2,546,849
                                                                       -------------    -------------    --------------
       Income from operations before taxes                                  342,199          288,612           216,654

Income tax expense:
    Current                                                                  86,495           56,455            51,991
    Deferred                                                                 17,612           28,470             2,089
                                                                       -------------    -------------    --------------
     Total income tax expense                                               104,107           84,925            54,080
                                                                       -------------    -------------    --------------
       Net income                                                       $   238,092      $   203,687      $    162,574
                                                                       =============    =============    ==============



Other comprehensive income, before tax:
  Unrealized holding gains on securities arising during the period      $   351,867      $   319,525      $    355,634
  Less: Reclassification adjustment for gains included in net income        (72,034)         (67,167)          (33,341)
  Unrealized gains (losses) on securities - other than temporary
   impairments                                                               17,222           30,660            97,996
  Adjustment to deferred policy acquisition costs                           (89,533)         (99,889)          (82,651)
  Adjustment to reserves                                                    (44,051)         (72,822)          (14,903)
  Adjustment to unearned policy and contract fees                             9,761           57,267            25,924
  Adjustment to pension and other retirement plans                           (1,438)          (9,688)          (27,697)
                                                                       -------------    -------------    --------------
    Other comprehensive income, before tax                                  171,794          157,886           320,962
    Income tax expense related to items of other comprehensive income       (61,279)         (54,850)         (113,686)
                                                                       -------------    -------------    --------------
      Other comprehensive income, net of tax                                110,515          103,036           207,276
                                                                       -------------    -------------    --------------
       Total comprehensive income                                       $   348,607      $   306,723      $    369,850
                                                                       =============    =============    ==============








See accompanying notes to consolidated financial statements.

         MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
    CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
            YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                          (IN THOUSANDS)

                                                                          ACCUMULATED
                                                        ADDITIONAL           OTHER                         TOTAL
                                         COMMON           PAID IN        COMPREHENSIVE     RETAINED    STOCKHOLDER'S
                                         STOCK            CAPITAL        INCOME (LOSS)     EARNINGS       EQUITY
                                      -------------   --------------   ----------------  -----------   -------------

2010:
  Balance, beginning of year as
   previously reported                 $     5,000     $    179,522     $   (34,306)    $ 2,244,117     $ 2,394,333

     Change in accounting principle              -                -           7,664        (108,514)       (100,850)
                                      -------------   --------------   -------------   -------------   -------------

  Balance, beginning of year as
   adjusted                                  5,000          179,522         (26,642)      2,135,603       2,293,483

     Comprehensive income:
       Net income                                -                -               -         162,574         162,574
       Other comprehensive income                -                -         207,276               -         207,276
                                                                                                       -------------
         Total comprehensive income                                                                         369,850

     Transfer of benefit plans to
      parent company                             -                -          98,281               -          98,281

     Dividends to stockholder                    -                -               -         (11,000)        (11,000)
                                      -------------   --------------   -------------   -------------   -------------
  Balance, end of year                 $     5,000     $    179,522     $   278,915     $ 2,287,177     $ 2,750,614
                                      =============   ==============   =============   =============   =============

2011:
  Balance, beginning of year           $     5,000     $    179,522     $   278,915     $ 2,287,177     $ 2,750,614

     Comprehensive income:
       Net income                                -                -               -         203,687         203,687
       Other comprehensive income                -                -         103,036               -         103,036
                                                                                                       -------------
         Total comprehensive income                                                                         306,723

                                      -------------   --------------   -------------   -------------   -------------
  Balance, end of year                 $     5,000     $    179,522     $   381,951     $ 2,490,864     $ 3,057,337
                                      =============   ==============   =============   =============   =============

2012:
  Balance, beginning of year           $     5,000     $    179,522     $   381,951     $ 2,490,864     $ 3,057,337

     Comprehensive income:
       Net income                                -                -               -         238,092         238,092
       Other comprehensive income                -                -         110,515               -         110,515
                                                                                                       -------------
         Total comprehensive income                                                                         348,607

                                      -------------   --------------   -------------   -------------   -------------
  Balance, end of year                 $     5,000     $    179,522     $   492,466     $ 2,728,956     $ 3,405,944
                                      =============   ==============   =============   =============   =============







See accompanying notes to consolidated financial statements.

            MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
              YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                           (IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES                               2012              2011             2010
                                                              -------------    --------------    -------------

Net income                                                     $   238,092      $    203,687      $   162,574
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Interest credited to annuity and insurance contracts           273,272           278,048          282,090
    Fees deducted from policy and contract balances               (394,293)         (385,411)        (369,059)
    Change in future policy benefits                                65,510            82,457           89,764
    Change in other policyholder liabilities, net                  141,129            95,550          119,947
    Amortization of deferred policy acquisition costs              180,467           169,181          184,533
    Capitalization of policy acquisition costs                    (254,022)         (236,356)        (254,451)
    Change in premiums and fees receivable                         (20,386)          (13,552)           3,589
    Deferred tax provision                                          17,612            28,470            5,611
    Change in income tax liabilities - current                     (30,188)           (7,086)          48,361
    Net realized investment gains                                  (82,729)          (51,575)         (40,921)
    Change in reinsurance recoverables                             (67,689)          (50,721)         (38,537)
    Other, net                                                    (114,481)          191,953           17,099
                                                              -------------    --------------    -------------
        Net cash provided by (used for) operating activities       (47,706)          304,645          210,600
                                                              -------------    --------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from sales of:
   Fixed maturity securities                                     2,511,574         2,460,836        2,512,147
   Equity securities                                               118,434           116,027          181,367
   Alternative investments                                          85,957           164,218           64,942
   Derivative instruments                                          210,393           379,135          176,461
   Other invested assets                                            11,970             7,103            1,043
Proceeds from maturities and repayments of:
   Fixed maturity securities                                       920,428           851,157          843,350
   Mortgage loans                                                  157,892           126,268           77,478
Purchases and originations of:
   Fixed maturity securities                                    (4,137,220)       (3,870,310)      (4,133,892)
   Equity securities                                              (197,096)         (106,974)         (87,511)
   Mortgage loans                                                 (287,442)         (276,558)        (105,237)
   Alternative investments                                         (91,969)          (68,671)         (62,278)
   Derivative instruments                                         (259,027)         (305,437)        (265,575)
   Other invested assets                                           (10,062)           (4,363)            (324)
Finance receivable originations or purchases                      (174,796)         (160,025)        (140,157)
Finance receivable principal payments                              145,441           133,449          124,371
Securities in transit                                              177,441          (261,399)          71,285
Other, net                                                        (100,732)          (54,604)         (47,654)
                                                              -------------    --------------    -------------
        Net cash used for investing activities                    (918,814)         (870,148)        (790,184)
                                                              -------------    --------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts             2,974,152         2,842,495        2,605,466
Withdrawals from annuity and insurance contracts                (2,203,911)       (2,364,401)      (1,994,110)
Change in amounts drawn in excess of cash balances                  10,047              (980)           3,486
Proceeds from issuance of short-term debt                           84,000                 -                -
Payment on short-term debt                                         (84,000)                -                -
Proceeds from issuance of long-term debt                           150,000                 -                -
Payment on long-term debt                                           (2,000)                -           (5,000)
Dividends paid to stockholder                                            -                 -          (11,000)
Other, net                                                            (812)           60,102           (8,419)
                                                              -------------    --------------    -------------
        Net cash provided by financing activities                  927,476           537,216          590,423
                                                              -------------    --------------    -------------

Net increase (decrease) in cash and cash equivalents               (39,044)          (28,287)          10,839
Cash and cash equivalents, beginning of year                       308,034           336,321          325,482
                                                              -------------    --------------    -------------
Cash and cash equivalents, end of year                         $   268,990      $    308,034      $   336,321
                                                              =============    ==============    =============





See accompanying notes to consolidated financial statements.

             MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      DECEMBER 31, 2012, 2011 AND 2010
                             (IN THOUSANDS)



(1) NATURE OF OPERATIONS

    ORGANIZATION AND DESCRIPTION OF BUSINESS

 The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG)) and its wholly-owned subsidiaries. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

 The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets:
 Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line for the years ended December 31 were as follows:


                                                                         2012               2011               2010
                                                                    ---------------    ---------------    ---------------

    Individual Financial Security                                   $      629,501     $      567,807     $      541,514
    Financial Institution Group                                            389,629            345,279            310,955
    Group Insurance                                                      1,478,486          1,364,200          1,274,692
    Retirement                                                             458,900            479,702            481,696
                                                                    ---------------    ---------------    ---------------
       Total strategic business units                                    2,956,516          2,756,988          2,608,857
    Subsidiaries and corporate product line                                194,193            188,725            154,646
                                                                    ---------------    ---------------    ---------------
          Total                                                     $    3,150,709     $    2,945,713     $    2,763,503
                                                                    ===============    ===============    ===============


 The Company serves more than 10 million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

 The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

 The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations and comprehensive income in the period in which they are made.

 The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

    INSURANCE REVENUES AND EXPENSES

 Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

 Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

 Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

 Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits. Unearned revenue reserves are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income on the consolidated statements of operations and comprehensive income. During 2012, the Company made an adjustment to unearned premiums and fees and other comprehensive income to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale related to prior periods. The impact of this adjustment related to prior periods resulted in a $23,015 reduction to other comprehensive income in 2012. Management has determined that the effect of this adjustment is not material to the consolidated financial statements for the current and prior periods presented.

    COMMISSION INCOME

 Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

 Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

    ADMINISTRATIVE AND SPONSORSHIP FEES

 The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense due is estimated and accrued on a quarterly basis. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company, which are estimated and accrued on a quarterly basis based on recent historical experience and are trued up at each profit sharing year-end which occur throughout the year.

    VALUATION OF INVESTMENTS AND NET INVESTMENT
       INCOME

 Fixed maturity securities, which may be sold prior to maturity and include fixed maturity securities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

 VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

 The Company uses book value, defined as original cost adjusted for impairments and discount accretion or premium amortization, as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

 Marketable equity securities and equity securities on loan are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund investments are carried at fair value, which generally are quoted market prices of the funds' net asset value.

 Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

 Mortgage loans and mortgage loans held for investment are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method. Mortgage loans for which the Company has recorded a specific valuation allowance are held at the present value of the expected future cash flows discounted at the loan's original effective interest rate, or the estimated fair value of the loan's underlying collateral.

 Alternative investments include private equity funds, mezzanine debt funds and hedge funds investing in limited partnerships. These investments are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. The Company's income from these alternative investments is accounted for using the equity method and is included in net investment income or realized gains and losses based on information provided by the investee. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. Any undistributed amounts held by the investee are recorded, based on the Company's ownership share, as unrealized gains or losses on the consolidated statements of operations and comprehensive income. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statements issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

 Real estate, included in other invested assets on the consolidated balance sheets, represents commercial real estate acquired in satisfaction of mortgage loan debt. The real estate acquired is considered held for sale for accounting purposes and is carried at the lower of cost or fair value less estimated cost to sell. As of December 31, 2012 and 2011, the Company had $4,755 and $5,200, respectively, of real estate held for sale.

 For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

 For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

 Policy loans are carried at the unpaid principal balance.

 Cash and cash equivalents of sufficient credit quality are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

 A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 15. The use of restricted funds is limited to the satisfaction of the unremitted premiums and claims payable owed to the underwriter.

 The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $21,615 and $20,550 at December 31, 2012 and 2011, respectively.

 Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2012 and 2011 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2012 and 2011 approximate the fair value at that date.

    DERIVATIVE FINANCIAL INSTRUMENTS

 The Company uses a variety of derivatives, including swaps, swaptions, futures, caps, floors, forwards and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

 Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and economically hedged items recorded in net realized investment gains or, in the case of certain life insurance product economic hedging, in policyholder benefits on the consolidated statements of operations and comprehensive income. Interest income generated by derivative instruments is reported in net realized investment gains on the consolidated statements of operations and comprehensive income. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

 Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains or in policyholder benefits on the consolidated statements of operations and comprehensive income.

 The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains.

    REALIZED AND UNREALIZED GAINS AND LOSSES

 Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

 An other-than-temporary impairment (OTTI) is recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income (loss) and not in earnings.

 For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

 For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

 The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

 For equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

 Alternative investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not recover in a reasonable time period, the cost of the investment is written down and an OTTI is recorded in net realized investment gains on the consolidated statements of operations and comprehensive income.

 All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

 The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the balance sheet dates for either December 31, 2012 or 2011.

 The mortgage loan valuation allowance is estimated based on an evaluation of known and inherent risks within the loan portfolio and consists of an evaluation of a specific loan loss allowance and a general loan loss allowance. A specific loan loss allowance is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. A nonperforming loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of nonperforming loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The specific valuation allowance is equal to the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, or, if the loan is in the process of foreclosure or otherwise collateral dependent, the estimated fair value of the loan's underlying collateral, less estimated selling costs. Mortgage loans that are deemed uncollectible are generally written-off against the valuation allowance, and recoveries, if any, are credited to the valuation allowance. The Company may recognize a general loan loss valuation allowance when it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Changes in the valuation allowance are recorded in net realized investment gains on the consolidated statements of operations and comprehensive income.

 For a small portion of the portfolio, classified as troubled debt restructurings (TDRs), the Company grants concessions related to the borrowers' financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. If a loan is considered a TDR, the Company impairs the loan and records a specific valuation allowance, if applicable.

    SECURITIES LENDING

 The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral to be invested pursuant to the terms of an agreement with the lending agent.

 The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations and comprehensive income.

    SEPARATE ACCOUNTS

 Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations and comprehensive income except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

 The Company periodically invests money in its separate accounts. At December 31, 2012 and 2011, the fair value of these investments included within equity securities on the consolidated balance sheets was $38,032 and $32,367, respectively.

    FINANCE CHARGE INCOME AND RECEIVABLES

 The Company's finance receivables portfolio is primarily comprised of smaller balance homogeneous direct installment loans, which are originated at the Company's network of over 125 retail branch locations in Illinois, Indiana, Kentucky, Missouri, Tennessee and Wisconsin. The Company also holds a smaller portfolio of retail installment notes that are primarily originated through contracts with retail stores within the same regions as the branch locations.

 Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by an allowance for losses.

 The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges, interest and late fees on smaller balance, homogeneous finance receivables is suspended once an account has recognized 60-days of accrued charges. The account is subsequently accounted for on a cash basis. Accrual is resumed when there are less than 60-days of accrued charges. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 30 days or if they are considered by management to be impaired.

 The majority of the Company's finance receivables are smaller balance homogeneous loans evaluated collectively for impairment. The Company applies a general valuation allowance to its entire loan portfolio via a direct charge to operations through the provision for credit losses at an amount, which in management's judgment, based on the overall risk characteristics of the portfolio, changes in the character or size of the portfolio and the level of nonperforming assets, is adequate to absorb probable losses on existing receivables. Risk characteristics include consideration of historical loss experience, adjusted for current economic conditions such as delinquency rates, unemployment and regulatory changes. The underlying assumptions, estimates and assessments used are updated periodically to reflect management's view of current conditions. Changes in estimates can significantly affect the allowance for losses.

 It is the Company's general policy to charge off finance receivable accounts (net of unearned finance charges) when they are deemed uncollectible or when no collections were received during the preceding six months, except for certain accounts that have been individually reviewed by management and are deemed to warrant further collection effort.

 The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations, and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or collateral. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

 Impaired loans not considered TDRs are generally larger (greater than $50) real estate secured loans that are at least 60 days past due. A loan is classified as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. A specific valuation allowance is calculated based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance is considered to be fully collectible.

 TDRs are those loans for which the Company has granted a concession to a borrower experiencing financial difficulties without the receipt of additional compensation. TDRs generally occur as a result of loan modifications forced by personal bankruptcy court rulings, where the Company is required to reduce the remaining future principal and/or interest payments on a loan; or due to a borrower rolling an existing loan into a newly issued loan with extended terms. The Company expects borrowers whose loans have been modified under these situations to be able to meet their contractual obligations for the remaining term of the loan. As a result, the Company generally does not exceed the general allowance already recognized.

    DEFERRED POLICY ACQUISITION COSTS

 The costs after the effects of reinsurance, which relate directly to the successful acquisition of new or renewal contracts, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs that can be capitalized in the successful acquisition of new or renewal contracts include incremental direct costs of acquisitions, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

 For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

 For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality, expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

 For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2012 and 2011. Factors regarding economic outlook and management's current view of the capital markets along with a historical analysis of long-term investment returns are considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

 Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations and comprehensive income.

 DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income on the consolidated statements of operations and comprehensive income.

 The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

    SALES INDUCEMENTS

 The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:


                                                                                         2012               2011
                                                                                    ---------------    ---------------

Balance at beginning of year                                                        $       11,851     $       11,415
Capitalization                                                                               3,826              3,105
Amortization and interest                                                                   (1,918)            (1,824)
Adjustment for unrealized losses                                                               203               (845)
                                                                                    ---------------    ---------------
Balance at end of year                                                              $       13,962     $       11,851
                                                                                    ===============    ===============

    GOODWILL AND OTHER INTANGIBLE ASSETS

 In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized. The Company may choose to perform a qualitative assessment in which the Company determines if the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit. If the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit, then no further review or testing is required. If the fair value of the reporting entity is not, more likely than not, greater than the carrying value of the reporting unit, or if the Company chooses not to perform a qualitative assessment, the goodwill is tested for impairment at the reporting unit level. Prior to 2011, a qualitative assessment of goodwill was not permitted and goodwill was tested for impairment at the reporting unit level.

 The assessment or testing of goodwill is performed at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. When the Company chooses to perform or determines that testing is required, the fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

 The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

    SOFTWARE

 Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $45,369 and $43,983 as of December 31, 2012 and 2011, respectively, and amortized software expense of $17,172, $16,290 and $15,000 for the years ended December 31, 2012, 2011 and
 2010, respectively.

    PROPERTY AND EQUIPMENT

 Property and equipment are carried at cost, net of accumulated depreciation of $138,864 and $132,594 at December 31, 2012 and 2011, respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2012, 2011 and 2010, was $9,679, $9,386, and $10,016, respectively.

    REINSURANCE

 Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

    POLICYHOLDER LIABILITIES

 Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

 Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2012, the Company has assumed an average rate of investment yields ranging from 3.76% to 5.07%.

 Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale. The adjustment to future policy benefits and claims represents the increase in policy reserves that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income on the consolidated statements of operations and comprehensive income.

 Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

 Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

    PARTICIPATING BUSINESS

 Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2012 and 2011, the total participating business in force was $2,319,864 and $2,123,217, respectively. As a percentage of total life insurance in force, participating business in force represents 0.4% at both December 31, 2012 and 2011.

    INCOME TAXES

 The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

 Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations and comprehensive income. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

 The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

    RECLASSIFICATIONS

 Certain 2011 and 2010 financial statement balances have been reclassified to conform to the 2012 presentation.

(3) RISKS

 The  following  is  a  description  of  certain  significant  risks facing the
 Company:

    CREDIT AND CASH FLOW ASSUMPTION RISK:

 Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

 Following below is discussion regarding particular asset class concentration of credit risk:

    CONCENTRATION OF CREDIT RISK:

       CASH AND CASH EQUIVALENTS:

   Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

       FINANCIAL INSTRUMENTS:

   Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

   Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

       DERIVATIVES:

   The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. The Company has collateral arrangements in place that generally require a counterparty to post collateral when the fair value of the counterparty's derivatives reaches a pre-determined threshold. The aggregate counterparty exposure for a single counterparty is limited to 1% of admitted assets for AAA rated counterparties and 0.75% of admitted assets for A or AA rated counterparties. In addition, the combined exposure to any one issuer, including common stock, direct credit and net counterparty exposures is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

   The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. The Company maintains ownership of pledged securities at all times.

   The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

    EQUITY MARKET RISK:

 Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

 As of December 31, 2012, approximately 97.7% of separate account assets were exposed to equity market risks across the Company's variable product offerings. The Company attempts to minimize the impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

 The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

 As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.

    INTEREST RATE RISK:

 Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. In a declining or low interest rate environment, the Company is generally not able to reinvest at comparable yields. Lower interest rates could also result in lower net investment income, guaranteed crediting rates on certain products and increased pension and other postretirement benefit obligations due to a decreased discount rate assumption. Continued low interest rates also impact DAC estimated gross profit, recoverability and other projections as well as increase the risk for loss recognition events that may require higher reserves. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

    LEGAL/REGULATORY RISK:

 Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates could result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. Changes in tax, fiscal and other legislation may increase corporate taxes and impact the Company's business. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

    MORTALITY RISK:

 Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

    RATINGS RISK:

 Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk-based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

    REINSURANCE RISK:

 Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4) NEW ACCOUNTING PRONOUNCEMENTS

 In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-11, Balance Sheet (Topic 210):
 Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about offsetting and related arrangements. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013 on a retrospective basis. The Company does not expect the adoption of ASU 2011-11 to have a material impact to its consolidated results of operations and financial position and will include the required disclosures in its notes to consolidated financial statements.

 In September 2011, the FASB issued ASU 2011-08, Intangibles - Goodwill and Other (Topic 350): Testing of Goodwill for Impairment, which gives entities the option of performing a qualitative assessment before calculating the fair value of the reporting unit required in Step 1 under current guidance. After performing the qualitative assessment, if the entity determines that the fair value of the reporting entity is, more likely than not, greater than the carrying value of the reporting unit, no further testing is required. If an entity determines otherwise, then it would be required to perform Step 1 and potentially Step 2 of the two-step impairment testing model. ASU 2011-08 was effective for goodwill impairment tests performed for years beginning after December 15, 2011, with early adoption permitted. The Company chose to early adopt ASU 2011-08 in 2011. There was no material impact to its consolidated results of operations and financial position upon adoption.

 In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220):
 Presentation of Comprehensive Income, which eliminates the presentation options contained in current guidance and instead requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and other comprehensive income, including adjustments for items that are reclassified from other comprehensive income to net income. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In December 2011, the FASB issued ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05, which indefinitely defers the presentation of reclassification adjustments as required in ASU 2011-05. ASU 2011-05 was effective for non-public entities for reporting periods ending after December 15, 2012. The Company's adoption of a continuous statement approach did not have a material impact to the Company's consolidated results of operations and financial position.

 In May 2011, the FASB issued ASU 2011-04, Fair Value Measurements (Topic 820):
 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, which clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. ASU 2011-04 was effective for non-public entities for annual reporting periods beginning after December 15, 2011. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2011-04 and has provided the required disclosures in note 5.

 In April 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determining of Whether a Restructuring Is a Troubled Debt Restructuring, which clarifies when creditors should classify a loan modification as a troubled debt restructuring (TDR). ASU 2011-02 was effective for non-public entities for reporting periods ending after December 15, 2012. The Company had no material impact to its consolidated results of operations and financial position due to the adoption of ASU 2011-02.

 In December 2010, the FASB issued ASU 2010-28, Intangibles - Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts, which requires an entity to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. ASU 2010-28 was effective for non-public entities for reporting periods ending after December 15, 2011. The Company had no material impact to its consolidated results of operations and financial position due to the adoption of ASU 2010-28.

 In October 2010, the FASB issued ASU 2010-26, Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which clarifies the types of costs that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of successful contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. ASU 2010-26 was effective for fiscal years beginning after December 31, 2011 with retrospective application permitted but not required. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. The impact of the adoption of ASU 2010-26 was a reduction to total stockholder's equity as of January 1, 2010 of $100,850.

 The following tables present the details of the impact of the retrospective application of ASU 2010-26 to the consolidated financial statements:

                                                                               DECEMBER 31, 2011
                                                             ------------------------------------------------------
                                                             AS PREVIOUSLY       ADOPTION OF              AS
                                                                REPORTED         ASU 2010-26           ADJUSTED
                                                             ---------------    ---------------     ---------------
ASSETS
------
Deferred policy acquisition costs                            $      852,729     $     (157,982)     $      694,747

LIABILITIES
-----------
Deferred income tax liability                                       326,344            (55,180)            271,164
Other liabilities                                                   427,522               (325)            427,197

STOCKHOLDER'S EQUITY
--------------------

Accumulated other comprehensive income                              369,541             12,410             381,951
Retained earnings                                                 2,605,751           (114,887)          2,490,864


                                                                         YEAR ENDED DECEMBER 31, 2011
                                                             ------------------------------------------------------
                                                             AS PREVIOUSLY       ADOPTION OF              AS
                                                                REPORTED         ASU 2010-26           ADJUSTED
                                                             ---------------    ---------------     ---------------
REVENUES
--------
Other income                                                 $       30,643     $          (97)     $       30,546

BENEFITS AND EXPENSES
---------------------
Amortization of deferred policy acquisition costs                   203,755            (34,574)            169,181
Capitalization of policy acquisition costs                         (272,382)            36,026            (236,356)
  Income from operations before taxes                               290,161             (1,549)            288,612

INCOME TAX EXPENSE
------------------

  Deferred                                                           29,012               (542)             28,470
     Net income                                                     204,694             (1,007)            203,687
       Other comprehensive income                                    98,988              4,048             103,036
         Total comprehensive income                                 303,682              3,041             306,723



                                                                         YEAR ENDED DECEMBER 31, 2010
                                                             ------------------------------------------------------
                                                             AS PREVIOUSLY       ADOPTION OF              AS
                                                                REPORTED         ASU 2010-26           ADJUSTED
                                                             ---------------    ---------------     ---------------
REVENUES
--------
Other income                                                 $       31,287     $         (109)     $       31,178

BENEFITS AND EXPENSES
---------------------
Amortization of deferred policy acquisition costs                   214,539            (30,006)            184,533
Capitalization of policy acquisition costs                         (292,604)            38,153            (254,451)
  Income from operations before taxes                               224,910             (8,256)            216,654

INCOME TAX EXPENSE
------------------
  Deferred                                                            4,979             (2,890)              2,089
     Net income                                                     167,940             (5,366)            162,574
       Other comprehensive income                                   206,578                698             207,276
         Total comprehensive income                                 374,518             (4,668)            369,850

 The following tables present the details of the impact of the retrospective application of ASU 2010-26 to the consolidated financial statements (Continued):

                                                                         YEAR ENDED DECEMBER 31, 2011
                                                             ------------------------------------------------------
                                                             AS PREVIOUSLY       ADOPTION OF              AS
                                                                REPORTED         ASU 2010-26           ADJUSTED
                                                             ---------------    ---------------     ---------------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
---------------------------------------------
Balance, beginning of year                                   $      270,553     $        8,362      $      278,915
  Other comprehensive income                                         98,988              4,048             103,036
Balance, end of year                                                369,541             12,410             381,951

RETAINED EARNINGS
-----------------
Balance, beginning of year                                        2,401,057           (113,880)          2,287,177
  Net income                                                        204,694             (1,007)            203,687
 Balance, end of year                                             2,605,751           (114,887)          2,490,864

TOTAL STOCKHOLDER'S EQUTIY
--------------------------
Balance, beginning of year                                        2,856,132           (105,518)          2,750,614
  Net income                                                        204,694             (1,007)            203,687
  Other comprehensive income                                         98,988              4,048             103,036
Balance, end of year                                              3,159,814           (102,477)          3,057,337


                                                                         YEAR ENDED DECEMBER 31, 2010
                                                             ------------------------------------------------------
                                                             AS PREVIOUSLY       ADOPTION OF              AS
                                                                REPORTED         ASU 2010-26           ADJUSTED
                                                             ---------------    ---------------     ---------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
---------------------------------------------
Balance, beginning of year                                   $      (34,306)    $        7,664       $     (26,642)
  Other comprehensive income                                        206,578                698             207,276
Balance, end of year                                                270,553              8,362             278,915

RETAINED EARNINGS
-----------------
Balance, beginning of year                                        2,244,117           (108,514)          2,135,603
  Net income                                                        167,940             (5,366)            162,574
 Balance, end of year                                             2,401,057           (113,880)          2,287,177

TOTAL STOCKHOLDER'S EQUITY
--------------------------
Balance, beginning of year                                        2,394,333           (100,850)          2,293,483
  Net income                                                        167,940             (5,366)            162,574
  Other comprehensive income                                        206,578                698             207,276
Balance, end of year                                              2,856,132           (105,518)          2,750,614


 The following tables present the details of the impact of the retrospective application of ASU 2010-26 to the consolidated financial statements (Continued):


                                                                         YEAR ENDED DECEMBER 31, 2011
                                                             ------------------------------------------------------
                                                             AS PREVIOUSLY       ADOPTION OF              AS
                                                                REPORTED         ASU 2010-26           ADJUSTED
                                                             ---------------    ---------------     ---------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
Net income                                                   $      204,694      $      (1,007)     $      203,687
 Adjustments to reconcile net income to net cash
  provided by operating activities
     Amortization of deferred policy acquisition costs              203,755            (34,574)            169,181
     Capitalization of policy acquisition costs                    (272,382)            36,026            (236,356)
     Deferred tax provision                                          29,012               (542)             28,470
     Other, net                                                     191,856                 97             191,953



                                                                         YEAR ENDED DECEMBER 31, 2010
                                                             ------------------------------------------------------
                                                             AS PREVIOUSLY       ADOPTION OF              AS
                                                                REPORTED         ASU 2010-26           ADJUSTED
                                                             ---------------    ---------------     ---------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
Net income                                                   $      167,940      $      (5,366)     $      162,574
 Adjustments to reconcile net income to net cash
  provided by operating activities
     Amortization of deferred policy acquisition costs              214,539            (30,006)            184,533
     Capitalization of policy acquisition costs                    (292,604)            38,153            (254,451)
     Deferred tax provision                                           8,501             (2,890)              5,611
     Other, net                                                      16,990                109              17,099

 In   July  2010,  the  FASB  issued  ASU  2010-20,  Receivables  (Topic  310):
 Disclosures about the Credit Quality of Financing Receivables and the Allowances for Credit Losses which requires additional disclosures about the credit quality of financing receivables, such as aging information and credit quality indicators. In addition, disclosures must be disaggregated by portfolio segment or class based on how the Company develops its allowance for credit losses and how it manages its credit exposure. ASU 2010-20 was effective for non-public entities for reporting periods ending after December 15, 2011. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2010-20 and has provided the required disclosures in notes 6 and 9.

 In April 2010, the FASB issued ASU 2010-15, Financial Services - Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments, under which an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a variable interest entity, unless the separate account contract holder is a related party. The Company had no material impact to its consolidated results of operations and financial position due to the adoption of ASU 2010-15.

 In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which requires new disclosures related to the separation of the presentation of purchases, issuances, sales and settlements. This guidance was effective for periods beginning after December 15, 2010. The Company adopted the required disclosure provisions of this new guidance effective January 1, 2011 which is included within note 5 and 11.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

 FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

 The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2012 and 2011. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

 Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

 The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

    Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

    Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith of the U.S. government, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

    Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

 The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

 Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

 The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:


                                                                            DECEMBER 31, 2012
                                                    ------------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2           LEVEL 3           TOTAL
                                                    --------------    -------------    --------------    -------------
Fixed maturity securities, available-for-sale:
  U.S. government securities                        $    387,852      $          -     $          -      $    387,852
  Agencies not backed by the full faith and
   credit of the U.S. government                               -           194,560            4,648           199,208
  Foreign government securities                                -            57,504                -            57,504
  Corporate securities                                         -         6,020,295        1,070,286         7,090,581
  Asset-backed securities                                      -           331,855          147,988           479,843
  Commercial mortgage-backed securities (CMBS)                 -         1,098,174           17,809         1,115,983
  Residential mortgage-backed securities (RMBS)                -         1,821,944            2,647         1,824,591
                                                    --------------    -------------    --------------    -------------
    Total fixed maturity securities, available-
     for-sale                                            387,852         9,524,332        1,243,378        11,155,562
Equity securities, available-for-sale                    317,084                 -              188           317,272
Fixed maturity securities on loan:
  U.S. government securities                               9,144                 -                -             9,144
  Corporate securities                                         -            30,699                -            30,699
  Asset-backed securities                                      -                 -            7,717             7,717
                                                    --------------    -------------    --------------    -------------
    Total fixed maturity securities on loan                9,144            30,699            7,717            47,560
Equity securities on loan                                  5,692                 -                -             5,692
Derivative instruments:
  TBA derivative instruments                                   -            48,161                -            48,161
  Other derivative instruments                                12           147,520                -           147,532
                                                    --------------    -------------    --------------    -------------
    Total derivative instruments                              12           195,681                -           195,693
                                                    --------------    -------------    --------------    -------------
          Total investments                              719,784         9,750,712        1,251,283        11,721,779
Cash equivalents                                         201,699                50                -           201,749
Securities held as collateral                              9,052            19,189                -            28,241
Separate account assets (1)                           14,198,164           174,869              446        14,373,479
                                                    --------------    -------------    --------------    -------------
          Total financial assets                    $ 15,128,699      $  9,944,820     $  1,251,729      $ 26,325,248
                                                    ==============    =============    ==============    =============

Policy and contract account balances (2)            $          -      $          -     $     58,942      $     58,942
Future policy and contract benefits (2)                        -                 -           60,284            60,284
Derivative instruments                                         4            13,717                -            13,721
Securities lending collateral                              9,052            31,688                -            40,740
                                                    --------------    -------------    --------------    -------------
          Total financial liabilities               $      9,056      $     45,405     $    119,226      $    173,687
                                                    ==============    =============    ==============    =============


  (1) Separate account liabilities are set equal to the fair value of separate account assets.
  (2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value.

 The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis (Continued):

                                                                            DECEMBER 31, 2011
                                                    ------------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2           LEVEL 3           TOTAL
                                                    --------------    -------------    --------------    -------------
Fixed maturity securities, available-for-sale:
  U.S. government securities                        $    176,608      $          -     $          -      $    176,608
  Agencies not backed by the full faith and
   credit of the U.S. government                               -            93,947            6,883           100,830
  Foreign government securities                                -            54,066                -            54,066
  Corporate securities                                         -         5,296,134          804,515         6,100,649
  Asset-backed securities                                      -           348,460          132,336           480,796
  CMBS                                                         -           942,354               11           942,365
  RMBS                                                         -         2,207,075            1,027         2,208,102
                                                    --------------    -------------    --------------    -------------
    Total fixed maturity securities, available-
     for-sale                                            176,608         8,942,036          944,772        10,063,416
Equity securities, available-for-sale                    203,936                 -                3           203,939
Fixed maturity securities on loan:
  U.S. government securities                              53,350                 -                -            53,350
  Corporate securities                                         -            12,876                -            12,876
                                                    --------------    -------------    --------------    -------------
    Total fixed maturity securities on loan               53,350            12,876                -            66,226
Equity securities on loan                                  6,937                 -                -             6,937
Derivative instruments:
  TBA derivative instruments                                   -            30,433                -            30,433
  Other derivative instruments                                10            86,863                -            86,873
                                                    --------------    -------------    --------------    -------------
    Total derivative instruments                              10           117,296                -           117,306
                                                    --------------    -------------    --------------    -------------
          Total investments                              440,841         9,072,208          944,775        10,457,824
Cash equivalents                                         247,470             1,350                -           248,820
Securities held as collateral                             23,001            20,891                -            43,892
Separate account assets (1)                           12,056,550           484,813                -        12,541,363
                                                    --------------    -------------    --------------    -------------
          Total financial assets                    $ 12,767,862      $  9,579,262     $    944,775      $ 23,291,899
                                                    ==============    =============    ==============    =============

Policy and contract account balances (2)            $          -      $          -     $     35,469      $     35,469
Future policy and contract benefits (2)                        -                 -           81,183            81,183
Derivative instruments                                       105             9,779                -             9,884
Securities lending collateral                             23,001            37,769                -            60,770
                                                    --------------    -------------    --------------    -------------
          Total financial liabilities               $     23,106      $     47,548     $    116,652      $    187,306
                                                    ==============    =============    ==============    =============


  (1) Separate account liabilities are set equal to the fair value of separate account assets.

  (2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value.

 The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

    FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

 When available, fair values of fixed maturity are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

 When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company's primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the evaluation inputs for securities covered and publishes and updates a summary of inputs used in its valuations by major security type. The market inputs utilized in the pricing evaluation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about a security's valuation, it discontinues providing a valuation for the security. In this instance, the Company would be required to produce an estimate of fair value.

 Prices are reviewed by affiliated asset managers and management to validate reasonability. Fixed maturity securities with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

 For fixed maturity securities where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement securities or securities that do not trade regularly - an internally developed matrix pricing, discounted cash flow or other model is used. The internal pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Certain other valuations are based on independent non-binding broker quotes. Fixed maturity securities valued using internally developed pricing models or broker quotes are reflected in Level 3.

 As of December 31, 2012, 89.7% of fixed maturity fair values were obtained from third party pricing services and 10.3% from the internal methods described above. As of December 31, 2011, 90.3% of fixed maturity fair values were obtained from third party pricing services and 9.7% from the internal methods described above.

    EQUITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

 The Company's equity securities consist primarily of investments in common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carries a small amount of non-exchange traded equity securities classified within Level 3.

    DERIVATIVE INSTRUMENTS

 Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

 The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

 The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

    CASH EQUIVALENTS

 Cash equivalents include money market instruments and highly rated commercial paper. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1. The remaining instruments are typically not traded in active markets and their fair values are based on market observable inputs and, accordingly, have been classified as Level 2.

    INVESTMENTS IN POOLED SEPARATE ACCOUNTS

 Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account, which represents fair value. The estimated fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account and are generally based on quoted market prices. Assets within the Company's separate accounts include direct investments in mutual funds, cash and cash equivalents and equity securities, which are included in Level 1. Additionally there are certain pooled separate accounts where the fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in the active market for identical or similar assets. These types of separate account assets include investments in fixed maturity securities and money market mutual funds which are included in Level 2.

  POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS

 Policy and contract account balances and future policy and contract account benefits include liabilities for living benefit guarantees and equity-indexed features on certain annuity contracts and life insurance policies accounted for as embedded derivatives. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

 The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability.

  POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS (CONTINUED)

 Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuations, the liability has been reflected within Level 3.

 The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2012:



                                            TOTAL REALIZED AND
                                             UNREALIZED GAINS
                                           (LOSSES) INCLUDED IN:
                                          ---------------------------

                                                                         TRANSFERS     TRANSFERS      PURCHASES,
                            BALANCE AT       NET            OTHER          IN TO        OUT OF        SALES AND     BALANCE
                            BEGINNING       INCOME      COMPREHENSIVE     LEVEL 3       LEVEL 3      SETTLEMENTS,   AT END OF
                             OF YEAR          (1)           INCOME          (2)          (2)          NET (3)         YEAR
                            ----------    ----------    -------------    ----------    ---------    ------------   ----------

 Fixed maturity securities,
  available-for sale:
   Agencies not backed by
    the full faith and
    credit of the U.S.
    government              $   6,883     $      -       $   (235)       $      -      $     -       $   (2,000)   $    4,648
   Corporate securities       804,515            52        27,931          45,541            -          192,247     1,070,286
   Asset-backed securities    132,336            -          1,812          20,645       (3,601)          (3,204)      147,988
   CMBS                            11           457         2,064          19,523            -           (4,246)       17,809
   RMBS                         1,027          (259)          830              22            -            1,027         2,647
                            ----------    ----------    -------------    ----------    ---------    ------------   ----------
     Total fixed maturity
        securities,
        available-
        for-sale              944,772           250        32,402          85,731       (3,601)         183,824     1,243,378
Equity securities,
   available-for-sale               3             3            28               -            -              154           188
Fixed maturity securities,
  on loan:
   Asset-backed securities          -            -            533           7,753            -             (569)        7,717
Separate account assets             -            -           (117)            381            -              182           446
                            ----------    ----------    -------------    ----------    ---------    ------------   ----------
       Total financial      $ 944,775     $     253     $  32,846        $ 93,865      $(3,601)      $  183,591    $1,251,729
        assets              ==========    ==========    =============    ==========    =========    ============   ==========



  (1) The amounts included in this column are reported in net realized investment gains on the consolidated statements of operations and comprehensive income.

  (2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

  (3) The following table provides the bifurcation of the net purchases, sales and settlements.

 The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2012:



                                                                                                         PURCHASES,
                                                                                                          SALES AND
                                                                                                        SETTLEMENTS,
                                                   PURCHASES           SALES            SETTLEMENTS          NET
                                                ---------------    --------------     --------------    --------------
Fixed maturity securities, available-for-sale:
  Agencies not backed by the full faith and
   credit of the U.S. government                $           -      $           -       $     (2,000)     $     (2,000)
  Corporate securities                                264,494               (902)           (71,345)          192,247
  Asset-backed securities                              28,471                  -            (31,675)           (3,204)
  CMBS                                                    202               (631)            (3,817)           (4,246)
  RMBS                                                  2,179               (395)              (757)            1,027
                                                ---------------    --------------     --------------    --------------
     Total fixed maturity securities,
     available-for-sale                               295,346             (1,928)          (109,594)          183,824
Equity securities, available-for-sale                     157                 (3)                 -               154
Fixed maturity securities, on loan:
   Asset-backed securities                                105                  -               (674)             (569)
Separate account assets                                   182                  -                  -               182
                                                ---------------    --------------     --------------    --------------
       Total financial assets                   $     295,790      $      (1,931)      $   (110,268)    $     183,591
                                                ===============    ==============     ==============    ==============

 Transfers of securities among the levels occur at the beginning of the reporting period.

 There were no transfers between Level 1 and Level 2 for the year ended December 31, 2012.

 The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2011:


                                            TOTAL REALIZED AND
                                             UNREALIZED GAINS
                                           (LOSSES) INCLUDED IN:
                                          ---------------------------

                                                                         TRANSFERS     TRANSFERS      PURCHASES,
                            BALANCE AT       NET            OTHER          IN TO        OUT OF        SALES AND     BALANCE
                            BEGINNING       INCOME      COMPREHENSIVE     LEVEL 3       LEVEL 3      SETTLEMENTS,   AT END OF
                             OF YEAR          (1)           INCOME          (2)          (2)          NET (3)         YEAR
                            ----------    ----------    -------------    ----------    ---------    ------------   ----------
Fixed maturity securities,
  available-for sale:
   Agencies not backed by
    the full faith and
    credit of the U.S.
    government              $   7,064      $      -      $   (181)       $      -      $      -     $        -     $   6,883
   Corporate securities       809,213            99         8,495          14,513             -        (27,805)      804,515
   Asset-backed securities    167,659             5        (1,323)              -        (9,176)       (24,829)      132,336
   CMBS                            27             -            (1)              -             -            (15)           11
   RMBS                         2,466          (167)        1,122               -             -         (2,394)        1,027
                            ----------    ----------    -------------    ----------    ---------    ------------   ----------
     Total fixed maturity
        securities,
        available-
        for-sale              986,429           (63)        8,112          14,513        (9,176)       (55,043)      944,772
Equity securities,
   available-for-sale               4             4            (1)              -             -             (4)            3
                            ----------    ----------    -------------    ----------    ---------    ------------   ----------
       Total financial      $ 986,433      $    (59)    $   8,111        $ 14,513       $(9,176)    $  (55,047)    $ 944,775
        assets              ==========    ==========    =============    ==========    =========    ============   ==========



  (1) The amounts included in this column are reported in net realized investment gains on the consolidated statements of operations and comprehensive income.

  (2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

  (3) The following table provides the bifurcation of the net purchases, sales and settlements.

 The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2011:



                                                                                                         PURCHASES,
                                                                                                          SALES AND
                                                                                                        SETTLEMENTS,
                                                   PURCHASES           SALES            SETTLEMENTS          NET
                                                ---------------    --------------     --------------    --------------
Fixed maturity securities, available-for-sale:
   Corporate securities                         $      75,300      $     (3,686)      $    (99,419)     $    (27,805)
   Asset-backed securities                                806              (275)           (25,360)          (24,829)
   CMBS                                                     -                  -               (15)              (15)
   RMBS                                                   144            (1,840)              (698)           (2,394)
                                                ---------------    --------------     --------------    --------------
     Total fixed maturity securities,
     available-for-sale                                76,250            (5,801)          (125,492)          (55,043)

Equity securities, available-for-sale                       -                (4)                  -               (4)
                                                ---------------    --------------     --------------    --------------
       Total financial assets                   $      76,250      $     (5,805)      $   (125,492)     $    (55,047)
                                                ===============    ==============     ==============    ==============


 Transfers of securities among the levels occur at the beginning of the reporting period.

 Transfers between Level 1 and Level 2 were not material for the year ended December 31, 2011.

 There were no changes in unrealized gains (losses) included in net income related to assets held as of December 31, 2012 and 2011.

 The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2012:


                                            TOTAL REALIZED AND
                                            UNREALIZED (GAINS)
                                            LOSSES INCLUDED IN:
                                          ---------------------------


                            BALANCE AT       NET            OTHER         TRANSFERS     TRANSFERS                   BALANCE
                            BEGINNING       INCOME      COMPREHENSIVE       IN TO        OUT OF                    AT END OF
                             OF YEAR          (1)           INCOME         LEVEL 3      LEVEL 3      SETTLEMENTS      YEAR
                            -----------   ----------    -------------    ----------    ---------    ------------   ----------
Policy and contract
   account balances         $   35,469    $  23,473     $        -        $      -      $      -     $        -     $  58,942
Future policy and contract
   benefits                     81,183      (20,597)             -               -             -           (302)       60,284
     Total financial        -----------   ----------    -------------    ----------    ---------    ------------   ----------
     liabilities            $  116,652    $   2,876     $        -        $      -      $      -     $     (302)    $ 119,226
                            ===========   ==========    =============    ==========    =========    ============   ==========



  (1) The amounts in this column related to future policy and contract benefits are reported as losses within net realized investment gains on the consolidated statements of operations and comprehensive income and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income.

 The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2011:

                                            TOTAL REALIZED AND
                                            UNREALIZED (GAINS)
                                            LOSSES INCLUDED IN:
                                          ---------------------------


                            BALANCE AT       NET            OTHER         TRANSFERS     TRANSFERS                   BALANCE
                            BEGINNING       INCOME      COMPREHENSIVE       IN TO        OUT OF                    AT END OF
                             OF YEAR          (1)           INCOME         LEVEL 3      LEVEL 3      SETTLEMENTS      YEAR
                            -----------   ----------    -------------    ----------    ---------    ------------   ----------
Policy and contract
   account balances          $  35,301     $     168     $        -       $      -      $      -     $        -     $  35,469
Future policy and contract
   benefits                     20,577        60,999              -              -             -           (393)       81,183
     Total financial        -----------   ----------    -----------      ----------    ---------    ------------   ----------
     liabilities            $   55,878     $  61,167     $        -       $      -      $      -     $     (393)    $ 116,652
                            ===========   ==========    ===========      ==========    =========    ============   ==========



  (1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains on the consolidated statements of operations and comprehensive income and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income.

 The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2012 was $(4,796), of which $18,727 was included in net realized investment gains and $(23,523) was included in policyholder benefits on the consolidated statements of operations and comprehensive income. The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2011 was $(61,778), of which $(61,550) was included in net realized investment gains and $(228) was included in policyholder benefits on the consolidated statements of operations and comprehensive income.

 QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES

 The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2012:

                                                                                                            RANGE
    LEVEL 3 INSTRUMENT          FAIR VALUE       VALUATION TECHNIQUE        UNOBSERVABLE INPUT       (WEIGHTED AVERAGE)
---------------------------     -----------    -------------------------    -------------------     ---------------------
Fixed maturity securities,
  available-for sale:

   Agencies not backed by
    the full faith and
    credit of the U.S.                                                      Yield/spread to
    government                  $    4,648       Discounted cash flow       U.S. Treasuries (1)           63 bps

                                                                            Yield/spread to           90 bps - 479 bps
   Corporate securities          1,028,566       Discounted cash flow       U.S. Treasuries (1)          (185 bps)

                                                                            Yield/spread to           53 bps - 465 bps
   Asset-backed securities          85,041       Discounted cash flow       U.S. Treasuries              (165 bps)

Liabilities:


   Policy and contract                          Discounted cash flow/       Mortality rates (2)      Annuity 2000 table
                                                Option pricing              Lapse rates (3)                0% to   16%
     account balances           $   58,942      techniques                  Market volatility (6)          0% to   25%




   Future policy and                                                                                     1983a and
    contract benefits                           Discounted cash flow/       Mortality rates (2)      annuity 2000 table
                                                Option pricing              Lapse rates (3)                0% to   15%
                                    60,284      techniques                  Utilization rates (4)          0% to  100%
                                                                            Withdrawal rates (5)           0% to    7%
                                                                            Market volatility (6)          0% to   23%
                                                                            Nonperformance
                                                                               risk spread (7)                0.2%


  (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

  (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

  (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

  (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

  (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

  (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

  (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

 Level 3 measurements not included in the table above are obtained from non-binding broker quotes where observable inputs are not reasonably available to the Company.

 SENSITIVITY OF FAIR VALUE MEASUREMENTS TO CHANGES IN UNOBSERVABLE INPUTS

 The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities previously described:

    CORPORATE SECURITIES AND ASSET-BACKED SECURITIES

 For any increase (decrease) in the yield/spread to U.S. Treasuries, the fair value of the assets will decrease (increase).

 POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT BENEFITS

 For any increase (decrease) in mortality rate, lapse rate and nonperformance risk spread inputs, the fair value of the liabilities will decrease (increase). For any increase (decrease) in the utilization, withdrawal and market volatility rates, the fair value of the liabilities will increase (decrease).

 For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

    NON-RECURRING FAIR VALUE MEASUREMENTS

 The following tables summarize the Company's financial assets measured at fair value on a non-recurring basis:


                                                                            DECEMBER 31, 2012
                                                    ------------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2           LEVEL 3           TOTAL
                                                    --------------    -------------    --------------    -------------
Other invested assets:
  Real estate held for sale                         $          -      $          -     $      4,755      $      4,755
                                                    --------------    -------------    --------------    -------------
    Total financial assets                          $          -      $          -     $      4,755      $      4,755
                                                    ==============    =============    ==============    =============

                                                                            DECEMBER 31, 2011
                                                    ------------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2           LEVEL 3           TOTAL
                                                    --------------    -------------    --------------    -------------
Other invested assets:
  Real estate held for sale                         $          -      $          -     $      5,200      $      5,200
                                                    --------------    -------------    --------------    -------------
    Total financial assets                          $          -      $          -     $      5,200      $      5,200
                                                    ==============    =============    ==============    =============


 Real estate held for sale represents commercial real estate acquired in satisfaction of mortgage loan debt. The estimated fair value is obtained from third-party appraisals for each of the acquired properties less estimated costs to sell. The estimated fair value is categorized as Level 3 due to lack of transparency and unobservability in collateral valuation.

 FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

 The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

 The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.


                                                                    DECEMBER 31, 2012
                                   ------------------------------------------------------------------------------------
                                     CARRYING                                      FAIR
                                      VALUE                                       VALUE
                                   -------------    -------------------------------------------------------------------
                                      TOTAL            LEVEL 1          LEVEL 2           LEVEL 3            TOTAL
                                   -------------    --------------    -------------     -------------    --------------

Assets:
   Mortgage loans, net             $  1,538,502     $          -      $          -      $  1,621,871     $   1,621,871
   Policy loans                         352,756                -                 -           432,372           432,372
   Alternative investments              494,890                -                 -           494,890           494,890

Liabilities:
   Deferred annuities              $  2,566,965     $          -      $          -      $  2,719,308     $   2,719,308
   Annuity certain contracts             81,624                -                 -            91,152            91,152
   Other fund deposits                1,913,680                -                 -         1,925,248         1,925,248
   Supplementary contracts
     without life contingencies          72,361                -                 -            72,361            72,361
   Short-term debt                       50,000                -                 -            50,000            50,000
   Long-term debt                       268,000                -                 -           270,236           270,236



                                                                                            DECEMBER 31, 2011
                                                                                    ----------------------------------
                                                                                       CARRYING             FAIR
                                                                                        AMOUNT             VALUE
                                                                                    ---------------    ---------------
Assets:
   Mortgage loans, net                                                              $    1,417,147     $    1,501,620
   Policy loans                                                                            350,863            423,922
   Alternative investments                                                                 447,351            447,351

Liabilities:
   Deferred annuities                                                               $    2,570,574     $    2,721,392
   Annuity certain contracts                                                                88,612             95,741
   Other fund deposits                                                                   1,802,146          1,813,250
   Supplementary contracts
     without life contingencies                                                             65,576             65,576
Short-term debt                                                                             50,000             50,000
Long-term debt                                                                             120,000            122,351


 Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. The carrying amounts for alternative investments approximate the assets' fair values. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

  FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE (CONTINUED)

 The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2012 and 2011 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

 The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

 The carrying amount of short-term debt approximates the fair value. The fair value of long-term debt is estimated based primarily on borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

(6) INVESTMENTS

    FIXED MATURITY AND EQUITY SECURITIES

 The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. government and agency obligations.

 The carrying value of the Company's fixed maturity portfolio totaled $11,203,122 and $10,129,642 at December 31, 2012 and 2011, respectively. Fixed maturity securities represent 77.7% and 77.3% of total invested assets at December 31, 2012 and 2011, respectively. At December 31, 2012 and 2011 publicly traded fixed maturity securities comprised 79.3% and 80.2%, respectively, of the total fixed maturity portfolio.

 The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

 The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

 The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (E.G., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,628,421 and $1,985,569 agency backed RMBS and $196,170 and $222,533 non-agency backed RMBS as of December 31, 2012 and 2011, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2012 was $54,144 with unrealized losses totaling $1,158. The fair value of the Company's subprime securities as of December 31, 2011 was $49,882 with unrealized losses totaling $3,305.

 The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

 The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $322,964 and $210,876 as of December 31, 2012 and 2011, respectively.

 The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:



                                                             GROSS           GROSS
                                          AMORTIZED       UNREALIZED       UNREALIZED         OTTI IN
DECEMBER 31, 2012                            COST            GAINS           LOSSES           AOCL(1)        FAIR VALUE
-------------------------------------    -------------    ------------    -------------    -------------   -------------
U.S. government securities               $    351,678     $    36,616     $        442     $          -    $    387,852
Agencies not backed by the full faith
 and credit of the U.S. government            189,441          11,209            1,442                -         199,208
Foreign government securities                  48,309           9,195                -                -          57,504
Corporate securities                        6,392,095         696,526            5,783           (7,743)      7,090,581
Asset-backed securities                       436,413          39,777              689           (4,342)        479,843
CMBS                                        1,029,303          74,369            2,322          (14,633)      1,115,983
RMBS                                        1,687,349         146,730            1,112            8,376       1,824,591
                                         -------------    ------------    -------------    -------------   -------------
    Total fixed maturity securities,
       available-for-sale                  10,134,588       1,014,422           11,790          (18,342)     11,155,562
Equity securities - unaffiliated              271,869          49,030            3,627                -         317,272
                                         -------------    ------------    -------------    -------------   -------------
         Total                           $ 10,406,457     $ 1,063,452     $     15,417     $    (18,342)   $ 11,472,834
                                         =============    ============    =============    =============   =============

  (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.




                                                             GROSS           GROSS
                                          AMORTIZED       UNREALIZED       UNREALIZED         OTTI IN
DECEMBER 31, 2011                            COST            GAINS           LOSSES           AOCL(1)        FAIR VALUE
-------------------------------------    -------------    ------------    -------------    -------------   -------------
U.S. government securities               $    141,479     $    35,129     $          -     $          -    $    176,608
Agencies not backed by the full faith
 and credit of the U.S. government             95,331           5,706              207                -         100,830
Foreign government securities                  45,887           8,179                -                -          54,066
Corporate securities                        5,587,306         507,864            6,589          (12,068)      6,100,649
Asset-backed securities                       443,632          33,866            2,822           (6,120)        480,796
CMBS                                          900,498          41,653            3,771           (3,985)        942,365
RMBS                                        2,087,063         147,288            5,196           21,053       2,208,102
                                         -------------    ------------    -------------    -------------   -------------
    Total fixed maturity securities,
       available-for-sale                   9,301,196         779,685           18,585           (1,120)     10,063,416
Equity securities - unaffiliated              178,197          30,260            4,518                -         203,939
                                         -------------    ------------    -------------    -------------   -------------
         Total                           $  9,479,393     $   809,945     $     23,103     $     (1,120)   $ 10,267,355
                                         =============    ============    =============    =============   =============


  (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

 The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

                                                             GROSS           GROSS
                                           AMORTIZED       UNREALIZED       UNREALIZED
DECEMBER 31, 2012                            COST            GAINS           LOSSES        OTTI IN AOCL     FAIR VALUE
-------------------------------------    -------------    ------------    -------------    -------------   -------------
U.S. government securities               $      9,151     $         6     $         13     $         -     $      9,144
Corporate securities                           27,376           3,323                -               -           30,699
Asset-backed securities                         7,122             595                -               -            7,717
                                         -------------    ------------    -------------    -------------   -------------
    Total fixed maturity securities            43,649           3,924               13               -           47,560
Equity securities - unaffiliated                4,789             906                3               -            5,692
                                         -------------    ------------    -------------    -------------   -------------
         Total                           $     48,438     $     4,830     $         16     $         -     $     53,252
                                         =============    ============    =============    =============   =============


                                                             GROSS           GROSS
                                           AMORTIZED       UNREALIZED       UNREALIZED
DECEMBER 31, 2011                            COST            GAINS           LOSSES        OTTI IN AOCL     FAIR VALUE
-------------------------------------    -------------    ------------    -------------    -------------   -------------
U.S. government securities               $     52,305     $     1,045     $          -     $         -     $     53,350
Corporate securities                           11,612           1,264                -               -           12,876
                                         -------------    ------------    -------------    -------------   -------------
    Total fixed maturity securities            63,917           2,309                -               -           66,226
Equity securities - unaffiliated                4,968           1,996               27               -            6,937
                                         -------------    ------------    -------------    -------------   -------------
         Total                           $     68,885     $     4,305     $         27     $         -     $     73,163
                                         =============    ============    =============    =============   =============


 The amortized cost and fair value of fixed maturity securities at December 31, 2012, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                                                               AVAILABLE-FOR-SALE
                                                         AVAILABLE-FOR-SALE                    SECURITIES ON LOAN
                                                 -----------------------------------    ---------------------------------
                                                   AMORTIZED             FAIR             AMORTIZED            FAIR
                                                      COST               VALUE              COST              VALUE
                                                 ---------------    ----------------    --------------    ---------------
Due in one year or less                          $      322,458     $       331,569     $           -     $            -
Due after one year through five years                 2,337,094           2,559,437             6,678              7,161
Due after five years through ten years                3,287,502           3,708,310            27,337             29,918
Due after ten years                                   1,034,469           1,135,829             2,512              2,764
                                                 ---------------    ----------------    --------------    ---------------
                                                      6,981,523           7,735,145            36,527             39,843
Asset-backed and mortgage-backed
   securities                                         3,153,065           3,420,417             7,122              7,717
                                                 ---------------    ----------------    --------------    ---------------
      Total                                      $   10,134,588     $    11,155,562     $      43,649     $       47,560
                                                 ===============    ================    ==============    ===============

 The Company had certain investments with a reported fair value lower than the cost of the investments as follows:



                                                                     DECEMBER 31, 2012
                                    -------------------------------------------------------------------------------------
                                               LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                    ----------------------------------------    -----------------------------------------
                                                                 UNREALIZED
                                                                 LOSSES AND                                  UNREALIZED
                                      FAIR         AMORTIZED      OTTI IN          FAIR        AMORTIZED     LOSSES AND
                                      VALUE          COST           AOCL           VALUE         COST        OTTI IN AOCL
                                    ----------    ----------    ------------    ----------    ----------    -------------
U.S. government securities          $ 160,563     $ 161,005     $       442     $       -     $       -     $          -
Agencies not backed by the full
 faith and credit of the U.S.
 government                            19,460        20,902           1,442             -             -                -
Corporate securities                  271,896       277,076           5,180         4,157         4,760              603
Asset-backed securities                 3,274         3,276               2        11,093        11,781              688
CMBS                                   78,921        79,345             424        34,998        37,526            2,528
RMBS                                   20,265        20,823             558        65,764        79,890           14,126
Equity securities - unaffiliated       59,607        61,951           2,344         4,417         5,700            1,283


                                                                     DECEMBER 31, 2011
                                    -------------------------------------------------------------------------------------
                                              LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                    ----------------------------------------    -----------------------------------------
                                                                 UNREALIZED
                                                                 LOSSES AND                                  UNREALIZED
                                      FAIR         AMORTIZED      OTTI IN          FAIR        AMORTIZED     LOSSES AND
                                      VALUE          COST           AOCL           VALUE         COST        OTTI IN AOCL
                                    ----------    ----------    ------------    ----------    ----------    -------------
Agencies not backed by the full
 faith and credit of the U.S.
 government                         $  10,166     $  10,244     $        78     $   3,871     $   4,000     $        129
Corporate securities                  213,916       220,600           6,684         2,270         2,320               50
Asset-backed securities                58,900        61,048           2,148         9,622        10,572              950
CMBS                                   71,251        73,380           2,129        64,346        70,769            6,423
RMBS                                   34,581        35,668           1,087       126,700       155,385           28,685
Equity securities - unaffiliated       41,903        46,191           4,288           559           789              230

 The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

                                                                     DECEMBER 31, 2012
                                    -------------------------------------------------------------------------------------
                                              LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                    ----------------------------------------    -----------------------------------------
                                                                 UNREALIZED
                                                                 LOSSES AND                                  UNREALIZED
                                      FAIR         AMORTIZED      OTTI IN          FAIR        AMORTIZED     LOSSES AND
                                      VALUE          COST           AOCL           VALUE         COST        OTTI IN AOCL
                                    ----------    ----------    ------------    ----------    ----------    -------------
U.S. government securities          $   3,854     $   3,867     $        13     $       -     $       -     $          -
Equity securities - unaffiliated          261           264               3             -             -                -


                                                                     DECEMBER 31, 2011
                                    -------------------------------------------------------------------------------------
                                              LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                    ----------------------------------------    -----------------------------------------
                                                                 UNREALIZED
                                                                 LOSSES AND                                  UNREALIZED
                                      FAIR         AMORTIZED      OTTI IN          FAIR        AMORTIZED     LOSSES AND
                                      VALUE          COST           AOCL           VALUE         COST        OTTI IN AOCL
                                    ----------    ----------    ------------    ----------    ----------    -------------
Equity securities - unaffiliated    $     476     $     503     $        27     $       -     $       -     $          -


 For fixed maturity securities in an unrealized loss position, the Company expects to collect all principal and interest payments. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2012, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

 The following paragraphs summarize the Company's evaluation of investment categories with unrealized losses as of December 31, 2012.

 U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

 Agencies not backed by the full faith and credit of the U.S. government securities are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

 Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company recognizes an OTTI due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads.

 CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

 The Company's RMBS portfolio primarily consists of residential mortgages to prime borrowers. The depressed U.S. housing market continues to impact the valuations across the entire asset class. As of December 31, 2012, 89.2% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2012, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer. The fair values of these securities were 57.1% investment grade (BBB or better). Credit support for the RMBS holdings remains high.

 The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2012, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer. The fair values of these securities were 57.3% investment grade.

 Equity securities with unrealized losses at December 31, 2012 primarily represent highly diversified publicly traded equity securities that have positive outlooks for near-term future recovery.

 At December 31, 2012 and 2011, fixed maturity securities and cash equivalents with a carrying value of $25,548 and $19,128, respectively, were on deposit with various regulatory authorities as required by law.

    MORTGAGE LOANS

 The Company underwrites commercial mortgages on general purpose income producing properties and the Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $1,538,502 and $1,417,147 at December 31, 2012 and 2011, respectively.

 All of the Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus). The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

 The following table shows the composition of the Company's commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:


                                                                                         2012               2011
                                                                                    ---------------    ---------------

Industrial                                                                          $      584,598     $      556,541
Office buildings                                                                           372,045            410,462
Retail facilities                                                                          323,974            226,595
Apartment                                                                                  167,751            149,182
Other                                                                                       90,134             74,367
                                                                                    ---------------    ---------------
      Total                                                                         $    1,538,502     $    1,417,147
                                                                                    ===============    ===============


 If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

 A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. The valuation allowance includes a specific allowance for loans that are determined to be nonperforming and a general allowance for loans that are on the surveillance list where a probable loss exists but cannot be specifically identified to a specific loan.

 The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:


                                                                     2012                2011               2010
                                                                ---------------     ---------------     --------------
Balance at beginning of year                                    $        4,130      $        3,700      $         100
      Addition to (release of) allowance                                  (330)              1,830              3,600
      Write-downs, net of recoveries                                         -              (1,400)                 -
                                                                ---------------     ---------------     --------------
Balance at end of year                                          $        3,800      $        4,130      $       3,700
                                                                ===============     ===============     ==============

End of year valuation allowance basis:
      Specific allowance                                        $        1,221      $        1,035      $           -
      General allowance                                                  2,579               3,095              3,700
                                                                ---------------     ---------------     --------------
Total valuation allowance                                       $        3,800      $        4,130      $       3,700
                                                                ===============     ===============     ==============


 As of December 31, 2012, the Company had three loans with a total carrying value of $12,721, net of a $1,221 specific valuation allowance. As of December 31, 2012, The Company had 16 loans with a total carrying value of $39,245, net of a $2,579 general valuation allowance. The three loans having a specific valuation allowance were held in the industrial, office and retail facilities classes. For those three loans, the interest income recognized for the year ended December 31, 2012 was $882. In addition, these three loans that had a specific valuation allowance were modified in a troubled debt restructuring. A troubled debt restructuring is where the Company grants concessions related to the borrower's financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. There were no troubled debt restructurings that subsequently defaulted during 2012. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2012.

 As of December 31, 2011, the Company had two loans with a total carrying value of $10,229, net of a $1,035 specific valuation allowance. As of December 31, 2011, the Company had 18 loans with a total carrying value of $52,093, net of a $3,095 general valuation allowance. The two loans having a specific valuation allowance were held in the industrial and retail facilities classes. For those two loans, the interest income recognized for the year ended December 31, 2011 was $618. In addition, these two loans that had a specific valuation allowance were modified in a troubled debt restructuring. There were no troubled debt restructurings that subsequently defaulted during 2011.

 As of December 31, 2012, the Company did not have any delinquent mortgage loans.

 The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

 The following table provides a summary of performing and nonperforming mortgage loans as of December 31:



                                                                                         2012               2011
                                                                                    ---------------    ---------------
Performing mortgage loans                                                           $    1,538,502     $    1,408,727
Nonperforming mortgage loans                                                                     -              8,420
                                                                                    ---------------    ---------------
      Total                                                                         $    1,538,502     $    1,417,147
                                                                                    ===============    ===============


 The two loans classified as nonperforming mortgage loans at December 31, 2011 were held in the industrial and office buildings classes.

 Periodically the Company may acquire real estate in satisfaction of debt. The acquired real estate is recognized at the lower of the loan's amortized cost balance or the acquired property's fair value less expected selling costs.

 The following table provides a summary of real estate acquired in satisfaction of mortgage loan debt for the years ended December 31:

                                                                      2012                2011                2010
                                                                  --------------     --------------- --- ---------------

Number of properties acquired                                                 2                   2                   2
Carrying value of mortgage loans prior to real estate
   acquisition                                                    $       8,420      $        8,065      $       11,544


Loss recognized upon acquisition in satisfaction of debt                      -             (2,865)             (3,144)


    ALTERNATIVE INVESTMENTS

 Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are diversified by type, general partner, vintage year, and geographic location
 - both domestic and international.

 The Company's composition of alternative investments by type were as follows:



                                                         DECEMBER 31, 2012                     DECEMBER 31, 2011
                                                 ----------------------------------    ----------------------------------
                                                    CARRYING           PERCENT            CARRYING           PERCENT
                                                     VALUE             OF TOTAL            VALUE             OF TOTAL
                                                 ---------------    ---------------    ---------------    ---------------
Alternative investments
    Private equity funds                         $      289,248              58.5%     $      269,161              60.2%
    Mezzanine debt funds                                202,033              40.8%            174,594              39.0%
    Hedge funds                                           3,609               0.7%              3,596               0.8%
                                                 ---------------    ---------------    ---------------    ---------------
          Total alternative investments          $      494,890             100.0%     $      447,351             100.0%
                                                 ===============    ===============    ===============    ===============

    NET INVESTMENT INCOME

 Net investment income for the years ended December 31 was as follows:



                                                                      2012               2011               2010
                                                                 ---------------    ---------------    ---------------
Fixed maturity securities                                        $      514,058     $      504,157     $      476,702
Equity securities                                                         9,493              8,131              9,525
Mortgage loans                                                           88,753             84,450             76,925
Policy loans                                                             24,513             24,600             24,649
Cash equivalents                                                             11                 86                379
Alternative investments                                                  11,548             13,948             13,052
Derivative instruments                                                       23                627                231
Other invested assets                                                     2,198              2,868              2,714
                                                                 ---------------    ---------------    ---------------
   Gross investment income                                              650,597            638,867            604,177
Investment expenses                                                     (21,264)           (20,743)           (18,221)
                                                                 ---------------    ---------------    ---------------
   Total                                                         $      629,333     $      618,124     $      585,956
                                                                 ===============    ===============    ===============


    NET REALIZED INVESTMENT GAINS

 Net realized investment gains for the years ended December 31 were as follows:



                                                                     2012               2011               2010
                                                                ---------------    ---------------     --------------
Fixed maturity securities                                       $       37,112     $       20,734      $       2,477
Equity securities                                                       10,741              6,546             29,502
Mortgage loans                                                             215             (4,138)            (6,803)
Alternative investments                                                 26,249             39,886              1,362
Derivative instruments                                                   9,015            (10,518)            10,087
Other invested assets                                                     (723)            (1,823)              (207)
Securities held as collateral                                              120                888              4,503
                                                                ---------------    ---------------     --------------
      Total                                                     $       82,729     $       51,575      $      40,921
                                                                ===============    ===============     ==============


 Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:


                                                                     2012               2011               2010
                                                                ---------------    ---------------    ---------------
Fixed maturity securities, available-for-sale:
      Gross realized gains                                      $       44,456     $       47,267     $       43,443
      Gross realized losses                                             (7,057)           (20,995)           (18,712)
Equity securities:
      Gross realized gains                                              14,682             14,107             34,046
      Gross realized losses                                             (3,228)            (4,332)            (4,493)
Alternative investments:
      Gross realized gains                                              34,479             50,771             24,412
      Gross realized losses                                                (87)            (3,905)            (9,018)

 Other-than-temporary impairments by asset type recognized in net realized investment gains for the years ended
 December 31 were as follows:


                                                                      2012               2011              2010
                                                                  --------------    ---------------    --------------
Fixed maturity securities
    Corporate securities                                          $           -     $            -     $       1,840
    Asset-backed securities                                                   -              2,154             2,923
    CMBS                                                                      -                  -            10,538
    RMBS                                                                    287              3,384             6,953
Mortgage loans                                                              115              3,654             3,144
Equity securities                                                           713              3,229                51
Alternative investments                                                   8,143              6,980            14,032
Other invested assets                                                       650                  -               971
                                                                  --------------    ---------------    --------------
      Total other-than-temporary impairments                      $       9,908     $       19,401     $      40,452
                                                                  ==============    ===============    ==============


  The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income, was as follows:


                                                                     2012               2011               2010
                                                                ---------------    ---------------    ---------------
Balance at beginning of year                                    $       44,908     $       66,577     $       92,556
Additions:
      Initial impairments - credit loss OTTI recognized on
         securities not previously impaired                                  -              3,087              6,337
      Additional impairments - credit loss OTTI recognized
         on securities previously impaired                                 287              2,451             15,917
Reductions:
      Due to sales (or maturities, pay downs, or prepayments)
         during the period of securities previously credit
         loss OTTI impaired                                            (18,525)           (27,207)           (48,233)
                                                                ---------------    ---------------    ---------------
Balance at end of year                                          $       26,670     $       44,908     $       66,577
                                                                ===============    ===============    ===============


(7) DERIVATIVE INSTRUMENTS

 Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, swaptions, futures, caps, floors, forwards and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

 Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

 The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held:




                                               DECEMBER 31, 2012                          DECEMBER 31, 2011
                                     ---------------------------------------    ---------------------------------------
                                                          FAIR VALUE                                 FAIR VALUE
                                                    ------------------------                   ------------------------
   PRELIMINARY
 UNDERLYING RISK                      NOTIONAL                    LIABILITIES     NOTIONAL                   LIABILITIES
    EXPOSURE       INSTRUMENT TYPE     AMOUNT          ASSETS         (1)          AMOUNT        ASSETS          (1)
------------------ ----------------- -----------    ----------    -----------   -----------    ----------    -----------
Interest rate      Interest rate
                      swaps          $  356,500     $  30,888     $       -     $  101,500     $  29,692     $       -
                   Interest rate
                      swaptions         135,000         3,301             -             -              -             -
                   Interest rate
                      futures           574,900            10             -        468,700             8             -
                   Interest rate
                      caps              100,000         1,291             -             -              -             -
                   Interest rate
                      floors            160,000         4,024             -        160,000         4,536             -
                   TBAs                  45,315        48,161             -         28,685        30,433             -
Foreign currency   Foreign currency
                      swaps              17,000           598             -         17,000       (2,718)             -
Equity market      Equity futures       218,169             2             -        149,403             2             -
                   Equity options     2,150,540       107,418        13,721      1,089,839        55,353         9,884
                                     -----------    ----------    ----------    -----------    ----------    ----------
 Total derivatives                   $3,757,424     $ 195,693     $  13,721     $2,015,127     $ 117,306     $   9,884
                                     ===========    ==========    ==========    ===========    ==========    ==========


  (1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

 The Company has steadily increased the volume of derivatives trading throughout 2012 and 2011. This is evident through the increase in notional amounts as well as the introduction of caps and swaptions in 2012.

 The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific economic hedging programs related to various annuity and insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the interest and equity markets in assessing the trading activity for these programs.

 Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

 Interest rate swaptions are purchased by the Company to manage the impact of interest rate declines and sharply rising interest rates. An interest rate swaption allows the Company the option, but not the obligation, to enter into a interest rate swap at a future date with the terms established at the time of the purchase. There are two types of interest rate swaptions, payer swaptions and receiver swaptions. A payer swaption allows the holder to enter into a swap to pay the fixed rate and receive the floating rate. A receiver swaption allows the holder to enter into a swap to receive the fixed rate and pay the floating rate. The Company is trading in both types of swaptions. Swaptions require the payment of a premium when purchased. Swaptions are based on a specific underlying swap and have an exercise rate and an expiration date. A payer swaption would be exercised if the market swap rate is greater than the exercise rate at the expiration date and the value would be the present value of the difference between the market swap rate and exercise rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. A receiver swaption would be exercised if the market swap rate is less than the exercise rate at the expiration date and the value would be the present value of the difference between the exercise rate and market swap rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. In either case if market swap rates were unfavorable the swaption would be allowed to expire.

 Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

 Interest rate caps are purchased by the Company to manage the impact of sharply rising interest rates on overall investment performance. An interest rate cap is a series of call options on a specified interest rate. The Company enters into contracts to purchase interest rate caps and receives cash payments from the cap writer when the market rate is above the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate is less than the specified rate on the maturity date, the Company does not receive a payment.

 Interest rate floors are purchased by the Company to manage the impact of interest rate declines on overall investment performance. An interest rate floor is a series of put options on a specified interest rate. The Company enters into contracts to purchase interest rate floors and receives cash payments from the floor writer when the market rate is below the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate exceeds the specified rate on the maturity date, the Company does not receive a payment.

 Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of fixed maturity securities denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

 Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

 Equity futures include exchange-traded equity futures as well as VIX futures. VIX futures are used by the Company to reduce the variance of its portfolio of equity assets. The VIX is the index of the implied volatility of the S&P 500 Index options and represents the expected stock market volatility over the next 30 day period. In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products and certain equity indexed life products offered by the Company.

 Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

 The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

 The following tables present the amount and location of gains (losses) recognized in income from derivatives:

                                                                       DECEMBER 31, 2012
                                          ----------------------------------------------------------------------------
                                               NET REALIZED
                                             INVESTMENT GAINS        NET INVESTMENT INCOME      POLICYHOLDER BENEFITS
                                          -----------------------    ----------------------     ----------------------
Interest rate swaps                       $              8,576       $               (88)       $                  -
Interest rate swaptions                                   (236)                        -                           -
Interest rate futures                                    4,701                         -                         (56)
Interest rate caps                                        (777)                        -                           -
Interest rate floors                                     2,267                      (326)                          -
TBAs                                                       686                         -                           -
Foreign currency swaps                                   3,315                       435                           -
Foreign currency forwards                                  (19)                        2                           -
Equity futures                                         (19,305)                        -                      11,680
Equity options                                         (11,092)                        -                      18,332
                                          -----------------------    ----------------------     ----------------------
Total gains (losses) recognized in
      income from derivatives             $            (11,884)       $               23        $             29,956
                                          =======================    ======================     ======================


                                                                       DECEMBER 31, 2011
                                          ----------------------------------------------------------------------------
                                               NET REALIZED
                                             INVESTMENT GAINS        NET INVESTMENT INCOME      POLICYHOLDER BENEFITS
                                          -----------------------    ----------------------     ----------------------
Interest rate swaps                       $             24,140       $                (82)       $                  -
Interest rate futures                                   26,686                          -                         (33)
Interest rate floors                                     4,232                       (227)                          -
TBAs                                                       244                        461                           -
Foreign currency swaps                                    (457)                       442                           -
Foreign currency forwards                                  (80)                        33                           -
Equity futures                                          (8,462)                         -                      (3,741)
Equity options                                           3,785                          -                      (7,640)
                                          -----------------------    ----------------------     ----------------------
Total gains (losses) recognized in
      income from derivatives             $             50,088       $                627        $            (11,414)
                                          =======================    ======================     ======================

                                                                       DECEMBER 31, 2010
                                          ----------------------------------------------------------------------------
                                               NET REALIZED
                                             INVESTMENT GAINS        NET INVESTMENT INCOME      POLICYHOLDER BENEFITS
                                          -----------------------    ----------------------     ----------------------
Interest rate swaps                       $             10,999       $                (83)       $                  -
Interest rate futures                                    6,301                          -                           9
TBAs                                                       356                          -                           -
Foreign currency swaps                                  (2,346)                       322                           -
Foreign currency forwards                                 (203)                        (8)                          -
Equity futures                                         (15,030)                         -                       8,869
Equity options                                            (412)                         -                       6,282
                                          -----------------------    ----------------------     ----------------------
Total gains (losses) recognized in
      income from derivatives             $               (335)      $                231        $             15,160
                                          =======================    ======================     ======================

 The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

 The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

 The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $128,924 and $67,360 at December 30, 2012 and 2011, respectively, and the Company delivered collateral in the amount of $18,564 and $25,779 at December 31, 2012 and 2011, respectively. The Company maintained ownership of any collateral delivered.

    EMBEDDED DERIVATIVES

 The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

 The following table presents the fair value of the Company's embedded derivatives at December 31:

                                                                                         2012               2011
                                                                                    ---------------    ---------------
Embedded derivatives within annuity products:
  Minimum guaranteed withdrawal benefits                                            $     (47,903)     $     (65,911)
  Guaranteed payout floors                                                                (12,381)           (15,272)
  Other                                                                                    (4,107)            (4,543)

Embedded derivatives within life insurance products:
  Equity-linked index credits                                                       $     (54,835)     $     (30,926)


 The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

                                                                      2012               2011               2010
                                                                 ---------------    ---------------    ---------------
Embedded derivatives within annuity products:
  Net realized investment gains (losses)                         $       20,899     $      (60,606)     $       10,422
  Policyholder benefits                                                     436               (712)               (342)

Embedded derivatives within life insurance products:
  Policyholder benefits                                          $      (23,909)    $          544      $      (21,845)

 At December 31, 2012 and 2011, fixed maturity securities with a carrying value of $19,382 and $26,591, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

(8) VARIABLE INTEREST ENTITIES

 The Company is involved with various special purpose entities and other entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either has investors that lack certain characteristics of a controlling financial interest or lacks sufficient equity to finance its own activities without financial support provided by other entities.

 The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and is therefore the primary beneficiary. The Company is deemed to have controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.

    CONSOLIDATED VIES

 As of December 31, 2012 and 2011, the Company held an investment in a trust for which it was the primary beneficiary and where the results were consolidated in the Company's financial results. The assets held under the VIE as of December 31, 2012 and 2011 were $4,315 and $4,529, respectively, and are included in other invested assets on the consolidated balance sheets.

    NON-CONSOLIDATED VIES

 The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs. These structured securities typically invest in fixed income investments and include asset-backed securities, CMBS and RMBS. The Company has not provided financial or other support with respect to these investments other than its original investment. The Company has determined it is not the primary beneficiary of these investments due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination, which reduces the Company's obligation to absorb losses or right to receive benefits, and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these structured investments is limited to the amount of the investment. See Note 6 for details regarding the carrying amount and classification of these assets.

 In addition, the Company invests in alternative investments that may or may not be VIEs. The Company has determined that it is not required to consolidate these entities because it does not have the ability to direct the activities of the entities and it does not have the obligation to absorb losses or the right to receive benefits from the entities that could be potentially significant. The maximum exposure to loss associated with the entities is equal to the carrying amounts of the investment in the VIE plus any unfunded commitments. The carrying amount was $494,890 and $447,351 and the maximum exposure was $773,039 and $710,522 at December 31, 2012 and 2011, respectively.

(9) NET FINANCE RECEIVABLES

 The Company has defined a portfolio segment as the portfolio in total with the class segments as direct installment loans and retail installment notes.

 Finance receivables as of December 31 were as follows:


                                                                                         2012               2011
                                                                                    ---------------    ---------------
Direct installment loans                                                            $      295,222     $      269,801
Retail installment notes                                                                    39,060             36,040
                                                                                    ---------------    ---------------
         Gross finance receivables                                                         334,282            305,841
Accrued interest and charges                                                                 5,636              5,014
Unearned finance charges                                                                   (89,760)           (82,550)
Allowance for losses                                                                       (13,396)           (12,406)
                                                                                    ---------------    ---------------
         Finance receivables, net                                                   $      236,762     $      215,899
                                                                                    ===============    ===============


  Direct installment loans at December 31, 2012 and 2011 consisted of $205,984 and $187,319, respectively, of discount basis loans, net of unearned finance charges and unearned charges, and $8,833 and $8,592, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis loans with borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

 Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2012 were as follows:

2013                                                                                                   $        1,399
2014                                                                                                           22,768
2015                                                                                                           81,632
2016                                                                                                          127,758
2017                                                                                                           15,890
2018 and thereafter                                                                                               711
                                                                                                       ---------------
      Total finance receivables, net of unearned finance charges                                              250,158
Allowance for losses                                                                                          (13,396)
                                                                                                       ---------------
         Finance receivables, net                                                                      $      236,762
                                                                                                       ===============


  During the years ended December 31, 2012, 2011 and 2010, principal cash collections of direct installment loans were $100,486, $89,667 and $78,324, respectively, and the percentages of these cash collections to average net balances were 51%, 50% and 47%, respectively. Retail installment notes' principal cash collections were $40,276, $39,342 and $42,079, respectively, and the percentages of these cash collections to average net balances were 146%, 151% and 160% for the years ended December 31, 2012, 2011 and 2010, respectively.

  Direct installment loans and retail installment notes are reported on a contractual past due aging. Past due accounts (gross finance receivables) as of December 31, 2012 were as follows:

Direct installment loans:
      31-60 days past due                                                                              $       11,456
      61-90 days past due                                                                                       6,251
      91 days or more past due                                                                                 15,805
                                                                                                       ---------------
         Total direct installment loans                                                                        33,512
Retail installment notes:
      31-60 days past due                                                                                         782
      61-90 days past due                                                                                         447
      91 days or more past due                                                                                  1,045
                                                                                                       ---------------
         Total  retail installment notes                                                                        2,274
                                                                                                       ---------------
            Total gross finance receivables past due                                                   $       35,786
                                                                                                       ===============

Percentage of gross finance receivables                                                                         10.7%

 The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at December 31, 2012 and 2011 was 5.4%.

 Changes in the allowance for losses for the years ended December 31 were as follows:

                                                                      2012               2011               2010
                                                                 ---------------    ---------------    ---------------
Balance at beginning of year                                     $       12,406     $       11,335     $       10,764
Provision for credit losses                                               9,090              8,933              8,804
Charge-offs                                                             (12,780)           (12,303)           (12,279)
Recoveries                                                                4,680              4,441              4,046
                                                                 ---------------    ---------------    ---------------
Balance at end of year                                           $       13,396     $       12,406     $       11,335
                                                                 ===============    ===============    ===============


 The following table provides additional information about the allowance for losses as of December 31:

                                                                                         2012               2011
                                                                                    ---------------    ---------------
Non-impaired gross finance receivables:
   Gross receivables balance                                                        $      327,273     $      298,609
   General reserves                                                                         13,115             12,082

Impaired gross finance receivables (including TDRs):
   Gross receivables balance                                                        $        7,009     $        7,232
   General reserves                                                                            281                324

 All loans, excluding TDRs, deemed to be impaired are placed on non-accrual status. The average balance of impaired loans, excluding TDRs, during the years ended December 31, 2012 and 2011 was $22 and $41, respectively. There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2012 or 2011.

 The net investment in receivables on which the accrual of finance charges and interest was suspended and which are being accounted for on a cash basis at December 31, 2012 and 2011 was $23,305 and $20,112, respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2012 and 2011.

 Loans classified as TDRs were $6,991 and $7,191 at December 31, 2012 and 2011, respectively. For the years ended, December 31, 2012 and 2011, the Company modified $8,992 and $9,330 of loans for borrowers experiencing financial difficulties, respectively, which are classified as TDRs. For loans modified as TDRs during 2012, $4,422 subsequently experienced a payment default, during 2012. For loans modified as TDRs during 2011, $4,499 subsequently experienced a payment default during 2011. The Company recognized interest income of $1,213 and $499 from loans classified as TDRs for the years ended December 31, 2012 and 2011, respectively.

 The Company monitors the credit quality of its financing receivables by borrower type including retail loan borrowers and new, existing, former and refinance for direct installment loan borrowers. Existing and former borrowers generally have the lowest credit risk profile as the Company already has an established lending and repayment history with these customers. New borrowers include first-time customers where the Company has limited lending and repayment history and would generally have a slightly higher risk profile than existing and former borrowers. Refinance borrowers include customers who have had terms of their original loan(s) restructured. These customers would have a higher credit risk as the borrower has previously demonstrated a risk of not repaying the loan or may have been through personal bankruptcy. Retail borrowers include customers that are typically first-time customers. The risk profile is lower with this type of first-time customer as a result of the security associated with the account. The Company also monitors credit risk by continually tracking customer payment performance.

 The following summary is an assessment of the gross finance receivables by class, segment and credit quality indicator reviewed as of December 31, 2012 and 2011. The Company's credit risk profiles are based on customer type, customer creditworthiness and customer performance.

                                                                                        2012               2011
                                                                                   ---------------    ---------------
Customer type:
     New borrower                                                                  $       33,907     $       27,740
     Former borrower                                                                       28,074             26,095
     Existing borrower                                                                    206,398            186,314
     Refinance borrower                                                                    26,843             29,652
     Retail borrower                                                                       39,060             36,040
                                                                                   ---------------    ---------------
         Total gross finance receivables                                           $      334,282     $      305,841
                                                                                   ===============    ===============
Customer creditworthiness:
     Non-bankrupt gross finance receivables:
         Direct installment loans                                                  $      293,835     $      268,434
         Retail installment notes                                                          38,949             35,940
                                                                                   ---------------    ---------------
            Total non-bankrupt gross finance receivables                                  332,784            304,374
     Bankrupt gross finance receivables:
         Direct installment loans                                                           1,387              1,367
         Retail installment notes                                                             111                100
                                                                                   ---------------    ---------------
            Total bankrupt gross finance receivables                                        1,498              1,467
                                                                                   ---------------    ---------------
               Total gross finance receivables                                     $      334,282     $      305,841
                                                                                   ===============    ===============
Customer payment performance:
     Direct installment loans:
         Contractually performing, current to 30 days past due                     $      261,711     $      239,959
         Contractually performing, 31 to 60 days past due                                  11,456              9,817
         Contractually nonperforming, 61 or more days past due                             22,055             20,025
                                                                                   ---------------    ---------------
            Total direct installment loans                                                295,222            269,801
     Retail installment notes:
         Contractually performing, current to 30 days past due                             36,786             34,281
         Contractually performing, 31 to 60 days past due                                     782                632
         Contractually nonperforming, 61 or more days past due                              1,492              1,127
                                                                                   ---------------    ---------------
            Total retail installment notes                                                 39,060             36,040
                                                                                   ---------------    ---------------
               Total gross finance receivables                                     $      334,282     $      305,841
                                                                                   ===============    ===============

(10) INCOME TAXES

 Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:


                                                                    2012                2011                2010
                                                               ---------------     ----------------     --------------
Computed income tax expense                                    $     119,769       $      101,014      $      75,829
Difference between computed and actual tax expense:
      Dividends received deduction                                   (14,548)             (13,570)           (16,568)
      Tax credits                                                     (2,031)              (2,133)            (3,211)
      Change in valuation allowance                                        1                   (2)                 9
      Expense adjustments and other                                      916                 (384)            (1,979)
                                                               ----------------    ----------------     --------------
         Total income tax expense                              $     104,107       $       84,925       $     54,080
                                                               ================    ================     ==============

 The tax effects of temporary differences that give rise to the Company's net deferred tax liability at December 31 were as follows:

                                                                                         2012               2011
                                                                                    ---------------    ---------------
Deferred tax assets:
      Policyholder liabilities                                                      $       53,305      $      41,693
      Pension, postretirement and other benefits                                            18,435             16,337
      Tax deferred policy acquisition costs                                                165,244            149,517
      Deferred gain on individual disability coinsurance                                     5,680              6,772
      Net realized capital losses                                                           64,761             59,973
      Ceding commissions and goodwill                                                            -                 54
      Other                                                                                 12,746              8,977
                                                                                    ---------------    ---------------
         Gross deferred tax assets                                                         320,171            283,323
      Less valuation allowance                                                                  (8)                (7)
                                                                                    ---------------    ---------------
         Deferred tax assets, net of valuation allowance                                   320,163            283,316

Deferred tax liabilities:
      Deferred policy acquisition costs                                                    197,920            206,084
      Premiums                                                                              17,076             16,971
      Real estate and property and equipment depreciation                                    9,983              8,577
      Basis difference on investments                                                       22,885                721
      Net unrealized capital gains                                                         408,460            303,338
      Ceding commissions and goodwill                                                        1,685                  -
      Other                                                                                 16,684             18,789
                                                                                    ---------------    ---------------
         Gross deferred tax liabilities                                                    674,693            554,480
                                                                                    ---------------    ---------------
             Net deferred tax liability                                             $      354,530      $     271,164
                                                                                    ===============    ===============

 As of December 31, 2012 and 2011, the Company recorded a valuation allowance of $8 and $7, respectively, related to tax benefits of certain state operating loss carryforwards. The valuation allowance reflects management's assessment based, on available information, that it is more likely than not that the deferred income tax asset for certain state operating loss carryforwards will not be realized. Management has determined that a valuation allowance was not required for other deferred tax items based on management's assessment that it is more likely than not that these deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

 The increase (decrease) in deferred tax asset valuation allowance for the years ended December 31, 2012, 2011, and 2010, was $1, $(2) and $9,
 respectively.

 At December 31, 2012, state net operating loss carryforwards were $757 with the majority expiring in 2017 and 2019.

 Income taxes paid for the years ended December 31, 2012, 2011 and 2010, were $113,692, $63,508 and $4,038, respectively.

 A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:


                                                                                         2012               2011
                                                                                    ---------------    ---------------
Balance at beginning of year                                                        $       17,172     $       15,132
Additions (reductions) based on tax positions related to current year                          752             (2,889)
Additions for tax positions of prior years                                                       -              5,511
Reductions for tax positions of prior years                                                 (6,789)              (575)
Settlements                                                                                      -                 (7)
                                                                                    ---------------    ---------------
Balance at end of year                                                              $       11,135     $       17,172
                                                                                    ===============    ===============

 Included in the balance of unrecognized tax benefits at December 31, 2012 are potential benefits of $3,801 that, if recognized, would affect the effective tax rate on income from operations.

 As of December 31, 2012, accrued interest and penalties of $1,113 are recorded as current income tax liabilities on the consolidated balance sheets and $(39) is recognized as a current income tax expense on the consolidated statements of operations and comprehensive income.

 At December 31, 2012, the Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies may significantly increase within the next 12 months. However, an estimate of the reasonably possible increase cannot be made at this time.

 The consolidated federal tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2010 and 2011 are currently under examination by the IRS. With regard to years 2008 and 2009, the IRS issued a final audit report during 2012 for their examination of the consolidated returns. The audit report was contested with the IRS Office of Appeals (Appeals) and the Company made a prepayment to stop the accrual of interest. Later in the year, the IRS issued an Industry Director Directive on the issue the Company had before Appeals and, as a result, the consolidated federal tax returns for those years have been sent back to the examining agent to resolve the issue. The Company believes that any additional taxes refunded or assessed as a result of these examinations will not have a material impact on its financial position. In addition, a federal tax settlement refund was received during 2012 with respect to tax years 1995-1997. All accruals for those years were released.

(11) EMPLOYEE BENEFIT PLANS

    PENSION AND OTHER POSTRETIREMENT PLANS

 The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation. Additionally, a subsidiary of the Company has a non-contributory defined benefit plan covering all the employees of the subsidiary who are 21 years of age or older and have completed one year of service. Benefits are based upon years of participation and the employee's average monthly compensation. During 2012, the Company adopted an amendment, effective January 1, 2013, to reduce the benefit formula.

 Prior to December 31, 2010, the Company also had a non-contributory defined benefit retirement plan covering substantially all employees. Benefits were based upon years of participation and the employee's average monthly compensation. Additionally, the Company had a non-contributory defined benefit retirement plan, which provided certain employees with benefits in excess of limits for qualified retirement plans. On December 31, 2010, the Company transferred sponsorship of these plans and the related plan assets and liabilities to SFG.

 The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

 Prior to December 31, 2010, the Company also had a postretirement plan that provided health care and life insurance benefits to substantially all employees. Eligibility was determined by age at retirement and years of service. Health care premiums were shared with retirees, and other cost-sharing features included deductibles and co-payments. On December 31, 2010, the Company transferred sponsorship of this plan to SFG.

 The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                        PENSION BENEFITS                      OTHER BENEFITS
                                                 --------------------------------     --------------------------------
                                                     2012              2011               2012              2011
                                                 --------------    --------------     --------------    --------------
Change in benefit obligation:
Benefit obligation at beginning of year          $      65,672     $      56,371      $       8,296     $       7,167
Service cost                                             1,995             1,542                142               169
Interest cost                                            2,969             3,147                307               368
Amendment                                                 (830)                -                  -                 -
Actuarial loss (gain)                                    3,510             7,077               (263)            1,042
Benefits paid                                           (2,407)           (2,465)              (383)             (450)
                                                 --------------    --------------     --------------    --------------
Benefit obligation at end of year                $      70,909     $      65,672      $       8,099     $       8,296
                                                 ==============    ==============     ==============    ==============

Change in plan assets:
Fair value of plan assets at beginning
   of year                                       $      54,279     $      51,505     $            -      $          -
Actual return on plan assets                             3,721             1,789                  -                 -
Employer contribution                                    3,392             3,450                383               450
Benefits paid                                           (2,407)           (2,465)              (383)             (450)
                                                 --------------    --------------    ---------------    --------------
Fair value of plan assets at end of year         $      58,985     $      54,279     $            -      $          -
                                                 ==============    ==============    ===============    ==============

Net amount recognized:
Funded status                                    $     (11,924)    $     (11,393)    $       (8,099)     $     (8,296)

Amounts recognized on the consolidated
   balance sheets:
Accrued benefit cost                             $     (11,924)     $    (11,393)     $      (8,099)     $     (8,296)

Amounts recognized in accumulated
  other comprehensive income (loss):
Prior service benefit                            $         855     $          29     $        1,971      $      2,646
Net actuarial gain (loss)                              (19,243)          (17,608)             2,420             2,374
                                                 --------------    --------------    ---------------    --------------
Accumulated other comprehensive income
  (loss) at end of year                          $     (18,388)     $    (17,579)     $       4,391      $      5,020
                                                 ==============    ==============    ===============    ==============

Accumulated benefit obligation                   $      66,460     $      60,410     $       8,099      $       8,296

Plans with accumulated benefit obligation
  in excess of plan assets:
Projected benefit obligation                     $      45,590     $      65,672
Accumulated benefit obligation                          45,590            60,410
Fair value of plan assets                               37,875            54,279


                                                         PENSION BENEFITS                      OTHER BENEFITS
                                                 --------------------------------    ---------------------------------
                                                      2012              2011              2012               2011
                                                 --------------    --------------    ---------------    --------------
Weighted average assumptions used to
  determine benefit obligations:
Discount rate                                             3.75%             4.21%             3.53%             4.09%
Rate of compensation increase                             4.50%             5.00%                -                 -

Components of net periodic benefit cost:
Service cost                                     $       1,995     $       1,542     $         142      $        169
Interest cost                                            2,969             3,147               307               368
Expected return on plan assets                          (2,826)           (2,751)                -                 -
Prior service benefit amortization                          (4)               (4)             (675)             (676)
Recognized net actuarial loss (gain)                       980               348              (217)             (275)
                                                 --------------    --------------    ---------------    --------------
Net periodic benefit cost                        $       3,114     $       2,282     $        (443)     $       (414)
                                                 ==============    ==============    ===============    ==============

Other changes in plan assets and benefit
  obligations recognized in other
    comprehensive income:
Amendment                                        $         830     $           -     $           -      $          -
Net gain (loss)                                         (2,615)           (8,039)              263            (1,042)
Amortization of prior service benefit                       (4)               (4)             (675)             (676)
Amortization of net loss (gain)                            980               348              (217)             (275)
                                                 --------------    --------------    ---------------    --------------
Total recognized in other comprehensive
    income                                       $        (809)     $     (7,695)     $       (629)     $     (1,993)
                                                 ==============    ==============    ===============    ==============

 Accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

 The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2013 are $71 and $1,294, respectively. The estimated prior service credit and net actuarial gain for the other postretirement benefit plan that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2013 are $676 and $179, respectively. In 2013, the Company expects to contribute any amounts necessary to meet the minimum funding requirements to its non-contributory defined benefit plans. In addition, it may contribute additional tax deductible amounts.



                                                        PENSION BENEFITS                      OTHER BENEFITS
                                                 --------------------------------    ---------------------------------
                                                     2012              2011               2012              2011
                                                 --------------    --------------    ---------------    --------------
Weighted average assumptions used to
  determine net periodic benefit costs:
Discount rate                                            4.21%             5.31%             4.09%              5.17%
Expected long-term return on plan assets                 5.16%             5.32%                -                  -
Rate of compensation increase                            5.00%             5.00%                -                  -


 Estimated future benefit payments for pension and other postretirement plans:


                                                                     PENSION                              MEDICARE
                                                                     BENEFITS        OTHER BENEFITS        SUBSIDY
                                                                  ---------------    ---------------    --------------
2013                                                              $        3,024     $          482     $           -
2014                                                                       3,120                470                 -
2015                                                                       3,107                489                 -
2016                                                                       3,153                506                 -
2017                                                                       3,225                461                 -
2018 - 2022                                                               17,313              2,503                 -

 For measurement purposes, the assumed health care cost trend rates start at 9.0% in 2012 and decrease gradually to 5.5% for 2019 and remain at that level thereafter. For 2011, the assumed health care cost trend rates start at 7.5% in 2011 and decrease gradually to 5.5% for 2015 and remain at that level thereafter.

 The assumptions presented herein are based on pertinent information available to management as of December 31, 2012 and 2011. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2012 by $139 and the service cost and interest cost components of net periodic benefit costs for 2012 by $11. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2012 by $125 and the service cost and interest cost components of net periodic postretirement benefit costs for 2012 by $10.

 To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury spot curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

 Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

 Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equity securities, fixed maturity securities and other investments.

 The target asset allocation as of December 31, 2012, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                                                                                         13% to 23%
Fixed maturity securities                                                                                 13% to 23%
Insurance company general account                                                                         64% to 66%
Other                                                                                                      0% to  2%

  The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                                                                          2012               2011
                                                                                     ---------------    ---------------
Equity securities                                                                              17%                15%
Fixed maturity securities                                                                      19%                18%
Insurance company general account                                                              64%                67%

 Equity securities and fixed maturity securities, as classified in the above table, include investments in pooled separate accounts. Pooled separate accounts are under a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

 The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

 At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees.

 The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

 The fair value of the Company's pension plan financial assets and financial liabilities has been determined using available market information as of December 31, 2012 and 2011. Although the Company is not aware of any factors that would significantly affect the fair value of the pension plan financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

 Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

 The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

    Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds, actively-traded equity securities, investments in mutual funds with quoted market prices and certain investments in pooled separate accounts.

    Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

    Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

 The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

 Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

 The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:


DECEMBER 31, 2012                                  LEVEL 1            LEVEL 2           LEVEL 3             TOTAL
--------------------------------------------    --------------     --------------    ---------------    --------------
Investments in pooled separate accounts         $      21,110      $           -     $           -      $      21,110
Insurance company general account                           -                  -            37,875             37,875
                                                --------------     --------------    ---------------    --------------
      Total investments                                21,110                  -            37,875             58,985
                                                --------------     --------------    ---------------    --------------
        Total financial assets                  $      21,110      $           -     $      37,875      $      58,985
                                                ==============     ==============    ===============    ==============

DECEMBER 31, 2011                                  LEVEL 1            LEVEL 2           LEVEL 3             TOTAL
--------------------------------------------    --------------     --------------    ---------------    --------------
Investments in pooled separate accounts         $      18,005      $           -     $           -      $      18,005
Insurance company general account                           -                  -            36,274             36,274
                                                --------------     --------------    ---------------    --------------
      Total investments                                18,005                  -            36,274             54,279
                                                --------------     --------------    ---------------    --------------
        Total financial assets                  $      18,005      $           -     $      36,274      $      54,279
                                                ==============     ==============    ===============    ==============


    INVESTMENTS IN POOLED SEPARATE ACCOUNTS

 Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account, which represents fair value. The estimated fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account and are generally based on quoted market prices. Assets within the Plan's separate accounts consist of direct investments in mutual funds, which are included in Level 1.

    INSURANCE COMPANY GENERAL ACCOUNT

 Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities are classified as Level 3.

 The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2012:

                                                                                     PURCHASES,
                                            BALANCE AT      TOTAL APPRECIATION        SALES AND       BALANCE AT
                                           BEGINNING OF      (DEPRECIATION) IN       SETTLEMENTS,       END OF
                                               YEAR             FAIR VALUE               NET             YEAR
                                           -------------   ----------------------   ---------------   -----------
Insurance company general account          $    36,274     $             1,601      $          -      $   37,875


 The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2011:

                                                                                      PURCHASES,
                                            BALANCE AT      TOTAL APPRECIATION        SALES AND       BALANCE AT
                                           BEGINNING OF      (DEPRECIATION) IN       SETTLEMENTS,       END OF
                                               YEAR             FAIR VALUE               NET             YEAR
                                           -------------   ----------------------   ---------------   -----------
Insurance company general account          $    34,743     $             1,531      $          -      $   36,274

 Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ending December 31, 2012 and 2011. There were no transfers in to or out of level 3 for the years ending December 31, 2012 and 2011.

 The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

    PROFIT SHARING PLANS

 The Company also has a profit sharing plan covering substantially all agents. Effective January 1, 2011, the Company's contribution is made as a certain percentage based on voluntary contribution rate and applied to each eligible agent's annual contribution. Prior to January 1, 2011, the Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plan during 2012, 2011, and 2010 of $1,440, $1,038, and $145, respectively.

 Prior to December 31, 2010, the Company also had a profit sharing plan covering substantially all employees. The Company's contribution rate to the employee plan was determined annually by the directors of the Company and was applied to each participant's prior year earnings. The Company recognized contributions to the plan during 2010 of $9,242. On December 31, 2010, the Company transferred sponsorship of this plan to SFG.

(12) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

 Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

                                                                     2012                2011               2010
                                                                ---------------     ---------------     --------------
Balance at January 1                                            $      581,040      $      585,325      $     595,260
      Less:  reinsurance recoverable                                   518,521             520,524            528,862
                                                                ---------------     ---------------     --------------
Net balance at January 1                                                62,519              64,801             66,398
                                                                ---------------     ---------------     --------------
Incurred related to:
      Current year                                                      80,623              81,913             74,323
      Prior years                                                        7,248              (1,853)               615
                                                                ---------------     ---------------     --------------
Total incurred                                                          87,871              80,060             74,938
                                                                ---------------     ---------------     --------------
Paid related to:
      Current year                                                      60,759              56,713             48,276
      Prior years                                                       30,942              26,575             28,259
                                                                ---------------     ---------------     --------------
Total paid                                                              91,701              83,288             76,535
Purchase of subsidiaries (1)                                             6,706                 946                  -
                                                                ---------------     ---------------     --------------
Net balance at December 31                                              65,395              62,519             64,801
      Plus:  reinsurance recoverable                                   521,021             518,521            520,524
                                                                ---------------     ---------------     --------------
Balance at December 31                                          $      586,416      $      581,040      $     585,325
                                                                ===============     ===============     ==============

     (1) See note 17.

 In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

 As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred increased (decreased) by $7,248, $(1,853) and $615 in 2012, 2011 and 2010,
 respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(13) REINSURANCE

 In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

 The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

 Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

 The effect of reinsurance on premiums for the years ended December 31 was as follows:


                                                                      2012               2011               2010
                                                                 ---------------    ---------------    ---------------
Direct premiums                                                  $    2,084,325     $    1,877,483     $    1,704,527
Reinsurance assumed                                                      25,732             28,201             26,571
Reinsurance ceded                                                      (446,229)          (363,685)          (298,010)
                                                                 ---------------    ---------------    ---------------
      Net premiums                                               $    1,663,828     $    1,541,999     $    1,433,088
                                                                 ===============    ===============    ===============


  Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations and comprehensive income were $401,913, $326,692 and $255,558 during 2012, 2011, and 2010, respectively.

(14)  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

 The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

 The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

 The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities and the minimum withdrawal benefits on variable deferrable annuities are included in net realized investment gains on the consolidated statements of operations and comprehensive income. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations and comprehensive income. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations and comprehensive income. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2012, 2011 or 2010.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

 The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

 At December 31, the Company had the following variable annuity contracts with guarantees:



                                                                                        2012                  2011
                                                                                  ------------------    ------------------
  Return of net deposits:
    In the event of death
     Account value                                                               $       2,510,626     $       2,092,823
     Net amount at risk                                                          $           8,238     $          32,543
     Average attained age of contractholders                                                  59.8                  58.9
    As withdrawals are taken
     Account value                                                               $         254,827     $         253,781
     Net amount at risk                                                          $           2,202     $          10,802
     Average attained age of contractholders                                                  67.6                  66.6

  Return of net deposits plus a minimum return:
    In the event of death
     Account value                                                               $         176,664     $         148,011
     Net amount at risk                                                          $          20,652     $          29,222
     Average attained age of contractholders                                                  68.6                  67.9
    At annuitization
     Account value                                                               $         516,504     $         457,259
     Net amount at risk                                                          $               -     $               -
     Weighted average period remaining until expected
      annuitization (in years)                                                                 5.4                   6.1
    As withdrawals are taken
     Account value                                                               $       1,019,906     $         648,842
     Net amount at risk                                                          $          29,739     $          50,311
     Average attained age of contractholders                                                  62.8                  62.7

  Highest specified anniversary account value:
    In the event of death
     Account value                                                               $         614,364     $         544,495
     Net amount at risk                                                          $          10,168     $          46,202
     Average attained age of contractholders                                                  60.2                  59.3

  Guaranteed payout annuity floor:
     Account value                                                               $          45,861     $          44,219
     Net amount at risk                                                          $              23     $              34
     Average attained age of contractholders                                                  71.6                  70.9

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

 At December 31, the Company had the following universal life and variable life contracts with guarantees:


                                                                                        2012                  2011
                                                                                  ------------------    ------------------

  Account value (general and separate accounts)                                   $       3,694,328     $       3,106,345
  Net amount at risk                                                              $      45,181,638     $      43,018,463
  Average attained age of policyholders                                                        49.0                  49.0

 Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2012 were as follows:


                                         MINIMUM
                                    GUARANTEED DEATH
                                       AND INCOME         GUARANTEED PAYOUT      MINIMUM GUARANTEED    UNIVERSAL LIFE AND
                                        BENEFITS            ANNUITY FLOOR        WITHDRAWAL BENEFIT      VARIABLE LIFE
                                    ------------------    -------------------    -------------------   -------------------
Balance at beginning of year        $           2,067     $          15,272      $          65,911     $          39,874
Incurred guarantee benefits                     1,675                (2,588)               (18,008)               19,688
Paid guaranteed benefits                       (1,372)                 (303)                     -               (10,442)
                                    ------------------    -------------------    -------------------   -------------------
Balance at end of year              $           2,370     $          12,381      $          47,903     $          49,120
                                    ==================    ===================    ===================   ===================

 Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2011 were as follows:


                                         MINIMUM
                                    GUARANTEED DEATH
                                       AND INCOME         GUARANTEED PAYOUT      MINIMUM GUARANTEED    UNIVERSAL LIFE AND
                                        BENEFITS            ANNUITY FLOOR        WITHDRAWAL BENEFIT      VARIABLE LIFE
                                    ------------------    -------------------    -------------------   -------------------
Balance at beginning of year        $           1,177     $          12,107      $           8,470     $          24,007
Incurred guarantee benefits                     1,827                 3,558                 57,441                24,969
Paid guaranteed benefits                         (937)                 (393)                     -                (9,102)
                                    ------------------    -------------------    -------------------   -------------------
Balance at end of year              $           2,067     $          15,272      $          65,911     $          39,874
                                    ==================    ===================    ===================   ===================

 The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

 The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2012 and 2011 (except where noted otherwise):

 o Data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.
 o Mean investment performance was 6.48% and 6.90% for 2012 and 2011, respectively, and is consistent with DAC projections over a 10 year period.
 o Annualized monthly standard deviation was 15.28%.
 o Assumed mortality was 100% of the A2000 table.
 o Lapse rates varied by contract type and policy duration, ranging from 1.00% to 17.25%, with an average of 8.00%.
 o Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

 The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2012 and 2011 (except where noted otherwise):

 o Separate account investment performance assumption was 8.00%.
 o Assumed mortality was 100% of pricing levels.
 o Lapse rates varied by policy duration, ranging from 2.00% to 9.00%.
 o Long-term general account discount rate grades up to 7.00% and 7.50% over five years for 2012 and 2011, respectively.
 o Separate account discount rate was 7.73%.

 Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:


                                                   VARIABLE ANNUITY CONTRACTS               VARIABLE LIFE CONTRACTS
                                               ------------------------------------   ------------------------------------
                                                    2012                2011               2012                2011
                                               ----------------    ----------------   ----------------    ----------------
Equity                                         $     1,742,620     $     1,515,292    $     1,559,638     $     1,326,698
Bond                                                   676,026             527,220            146,037             142,331
Balanced                                               704,544             557,518            141,131             210,121
Money market                                            54,670              62,839             29,316              34,155
Mortgage                                                54,377              59,474             40,617              43,283
Real estate                                             69,417              62,986             48,615              43,431
                                               ----------------    ----------------   ----------------    ----------------
       Total                                   $     3,301,654     $     2,785,329    $     1,965,354     $     1,800,019
                                               ================    ================   ================    ================


(15) UNREMITTED PREMIUMS AND CLAIMS PAYABLE

 The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2012 and 2011, the liability associated with unremitted premiums and claims payable was $21,615 and $20,550, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2012 and 2011, the Company had restricted the use of $21,615 and $20,550, respectively, of its cash and cash equivalents to satisfy these premium and claims remittance payables.

(16) SHORT-TERM AND LONG-TERM DEBT

 Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principle balance. Short-term debt is debt coming due in the next 12 months.

    SHORT-TERM DEBT

 The following table provides a summary of short-term debt and related collateral for that debt as of December 31:


                                                            LIABILITY                             COLLATERAL
                                               ------------------------------------   ------------------------------------
                                                     2012                2011               2012                2011
                                               ----------------    ----------------   ----------------    ----------------
   Reverse repurchase agreement                $        50,000     $        50,000    $        54,838     $        52,982

 Periodically, the Company may enter into short-term reverse repurchase agreements in order to borrow funds for short-term operating needs or facilitate trading activity. In a reverse repurchase agreement, the Company transfers specified securities to a counterparty in exchange for cash and simultaneously agrees to reacquire the same, or substantially the same, securities at a future date for an amount equal to the cash exchanged plus an interest factor. The Company maintains effective control over the securities and accounts for these agreements as collateralized borrowings. The short-term debt is collateralized by fixed maturity RMBS securities which are included in fixed maturity securities available-for-sale on the consolidated balance sheets. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is recorded as a general operating expense on the consolidated statements of operations and comprehensive income.

    LONG-TERM DEBT

 The following table provides a summary of long-term debt as of December 31:


                                                                                                   LIABILITY
                                                                                      ------------------------------------
                                                                                           2012                2011
                                                                                      ----------------    ----------------
   Surplus notes                                                                      $       118,000     $       120,000
   Federal Home Loan Bank borrowings                                                          150,000                   -
                                                                                      ----------------    ----------------
      Total long-term debt                                                            $       268,000     $       120,000
                                                                                      ================    ================

 In September 1995, the Company issued surplus notes with a face value of $125,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. At December 31, 2012 and 2011, the balance of the surplus notes was $118,000 and $120,000, respectively. During 2012, the Company repurchased $2,000 of its outstanding surplus notes. The Company paid a market premium for the repurchase and as a result recorded a $622 loss on the transaction, which is included within general operating expenses on the consolidated statements of operations and comprehensive income.

 All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2012 and 2011, the accrued interest was $2,832 and $2,887, respectively. Interest paid on the surplus notes for the years ended December 31, 2012, 2011 and 2010 was $9,782, $9,900 and $10,307, respectively.

 The issuance costs of $1,421 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2012 and 2011, accumulated amortization was $822 and $765, respectively.

 The Company has entered into a membership agreement with the Federal Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. The outstanding borrowings at December 31, 2012 have a maturity of 7 years with principal due at that time. The Company pledged $275,445 of fixed maturity CMBS and RMBS securities and mortgage loans as collateral as of December 31, 2012. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $81,000 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The Company also currently holds FHLB common stock of $16,675, as required. The FHLB common stock is not classified as available-for-sale and is carried at cost, which approximates fair value, and is recorded in other invested assets in the consolidated balance sheets.

 At December 31, 2012, the aggregate minimum annual long-term debt maturities for the next five years and thereafter are as follows: 2013, $0; 2014, $0; 2015, $0; 2016, $0; 2017, $0; thereafter, $268,000.

 Total interest paid by the Company for the years ended December 31, 2012, 2011 and 2010 was $9,874, $9,900 and $10,309, respectively.

(17) BUSINESS COMBINATIONS

 During 2012, the Company completed the acquisition of American Modern Life Insurance Company and its subsidiary Southern Pioneer Life Insurance Company. The purchase price paid in cash during 2012 was $34,444. The aggregate purchase price was allocated to assets, value of business acquired (VOBA) and liabilities. VOBA, which is included in DAC on the consolidated balance sheets, of $7,675 represents the underlying insurance contracts acquired and will be amortized based on the expected in force premium runoff of the underlying contracts, which is expected to be approximately five years. Amortization expense of VOBA on the consolidated statements of operations and comprehensive income was $3,871 for the year ended December 31, 2012. No goodwill was recorded as part of the allocation of purchase price.

 During 2011, the Company acquired Balboa Life Insurance Company and its subsidiary Balboa Life Insurance Company of New York. The aggregate purchase price of $45,780 consisted of $885 and $44,895 cash paid in 2012 and 2011, respectively. The aggregate purchase price was allocated to assets, VOBA and liabilities. VOBA of $1,852 represents the underlying insurance contracts acquired and will be amortized based on the expected in force premium runoff of the underlying contracts, which is expected to be approximately five years. Amortization expense of VOBA on the consolidated statements of operations and comprehensive income was $340 and $153 for the years ended December 31, 2012 and 2011, respectively. No goodwill was recorded as part of the allocation of purchase price.

 The amount of acquisition-related additional cash consideration the Company may have to pay in 2013 and future years if certain thresholds are attained is $2,400 of which $1,388 was accrued at December 31, 2012.

(18) GOODWILL AND INTANGIBLE ASSETS

 The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:


                                                                                          2012                2011
                                                                                     ----------------    ----------------
Balance at beginning of year                                                         $        39,711     $        38,975
Additions                                                                                        964                 792
Adjustments to prior year acquisitions                                                             -                 (56)
                                                                                     ----------------    ----------------
Balance at end of year                                                               $        40,675     $        39,711
                                                                                     ================    ================

 A qualitative assessment of goodwill was performed during 2012. The Company assessed economic conditions, industry and market consideration in addition to overall financial performance of the reporting unit. It was determined that the fair value of the reporting unit is, more likely than not, greater than the carrying value and no further goodwill testing was completed and no impairment was recognized. The amount of intangible assets, excluding the VOBA, included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:


                                                                                          2012                2011
                                                                                     ----------------    ----------------
Balance at beginning of year                                                         $        4,012      $        5,002
Acquisitions                                                                                  3,079                 892
Amortization                                                                                 (1,941)             (1,882)
                                                                                     ----------------    ----------------
Balance at end of year                                                               $        5,150      $        4,012
                                                                                     ================    ================

 The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2012 include non-compete agreements amortizable on a straight-line basis over three to five years and customer lists amortized over their assigned economic useful lives. Intangible assets acquired during 2011 include non-compete agreements amortizable on a straight-line basis over three years and customer lists amortized over their assigned economic useful lives. The remaining intangible assets consist of customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to the expected useful lives and no intangible impairments were recorded in 2012, 2011 or 2010.

 Intangible asset amortization expense for 2012, 2011 and 2010 in the amount of $1,941, $1,882 and $2,042, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows:
 2013, $1,963 2014, $1,400; 2015, $748; 2016, $418; 2017, $267.

(19) RELATED PARTY TRANSACTIONS

 The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $18,101, $16,089 and $14,470 during 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011, the amount due to Advantus under these agreements was $7,038 and $6,402, respectively.

 The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $975, $971 and $2,061 for the years ended December 31, 2012, 2011 and 2010, respectively.

 Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2012, 2011 and 2010, the amounts transferred were $10,272, $10,501, and $10,099, respectively.

 The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2012 and 2011, the amount payable to the Company was $19,475 and $16,335, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2012, 2011, and 2010 were $64,251, $60,215 and $56,193, respectively. In addition, effective December 31, 2010, the Company has an agreement with SFG for employee compensation related expenses which SFG incurs on behalf of the Company. The amount of expenses incurred by and reimbursed to SFG by the Company for the years ended December 31, 2012 and 2011 was $28,229 and $21,584, respectively. The amount payable to SFG at December 31, 2012 and 2011 was $3,963 and $2,821, respectively. As of December 31, 2011, the Company also has a receivable from SFG, in the amount of $18,126, related to the advance of future years' defined benefit plan expenses.

 In 2002, the Company sold a group variable universal life policy to SFG. The Company received premiums of $2,000, $2,000 and $2,000 in 2012, 2011 and 2010, respectively, for this policy. No claims were paid during 2012, 2011 and 2010. As of December 31, 2012 and 2011, reserves held under this policy were $25,662 and $21,388, respectively.

 The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $23,614, $18,309 and $16,023 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011, commission revenue due to the Company from its affiliates was $2,232 and $1,858, respectively.

 Certain of the Company's affiliates distribute its insurance products. Product offerings include individual life and annuity and group life insurance. The Company paid $7,623, $4,319 and $1,228 in commission expenses related to the sales of these products for the years ended December 31, 2012, 2011 and 2010, respectively.

 On December 31, 2010, the Company transferred sponsorship, as well as the related assets and liabilities, of certain employee benefit plans including defined benefit and other postretirement plans to SFG. The transfer of these benefit plans resulted in an increase to accumulated other comprehensive income
 (loss) of $98,281 in 2010.

(20) OTHER COMPREHENSIVE INCOME

 Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

 The components of other comprehensive income and related tax effects, other than net income are illustrated below:

                                                                                   DECEMBER 31, 2012
                                                                   ---------------------------------------------------
                                                                      BEFORE          TAX BENEFIT          NET OF
                                                                        TAX            (EXPENSE)             TAX
                                                                   --------------    ---------------    --------------
Other comprehensive income:
   Unrealized holding gains on securities arising during the
      period                                                       $     351,867     $    (124,306)     $     227,561
   Less: Reclassification adjustment for gains
      included in net income                                             (72,034)           25,212            (46,822)
   Unrealized gains (losses) on securities - OTTI                         17,222            (6,028)            11,194
   Adjustment to deferred policy acquisition costs                       (89,533)           31,337            (58,196)
   Adjustment to reserves                                                (44,051)           15,418            (28,633)
   Adjustment to unearned policy and contract fees                         9,761            (3,416)             6,345
   Adjustment to pension and other postretirement plans                   (1,438)              504               (934)
                                                                   --------------    ---------------    --------------
      Other comprehensive income                                   $     171,794     $     (61,279)     $     110,515
                                                                   ==============    ===============    ==============


                                                                                   DECEMBER 31, 2011
                                                                   ---------------------------------------------------
                                                                      BEFORE          TAX BENEFIT          NET OF
                                                                        TAX            (EXPENSE)             TAX
                                                                   --------------    ---------------    --------------
Other comprehensive income:
   Unrealized holding gains on securities arising during the
      period                                                       $     319,525     $    (111,423)     $     208,102
   Less: Reclassification adjustment for gains
      included in net income                                             (67,167)           23,508            (43,659)
   Unrealized gains (losses) on securities - OTTI                         30,660           (10,731)            19,929
   Adjustment to deferred policy acquisition costs                       (99,889)           34,961            (64,928)
   Adjustment to reserves                                                (72,822)           25,488            (47,334)
   Adjustment to unearned policy and contract fees                        57,267           (20,044)            37,223
   Adjustment to pension and other postretirement plans                   (9,688)            3,391             (6,297)
                                                                   --------------    ---------------    --------------
      Other comprehensive income                                   $     157,886     $     (54,850)     $     103,036
                                                                   ==============    ===============    ==============

 The components of other comprehensive income and related tax effects, other than net income are illustrated below (Continued):


                                                                                   DECEMBER 31, 2010
                                                                   ---------------------------------------------------
                                                                      BEFORE          TAX BENEFIT          NET OF
                                                                        TAX            (EXPENSE)             TAX
                                                                   --------------    ---------------    --------------
Other comprehensive income:
   Unrealized holding gains on securities arising during the
      period                                                       $     355,634     $    (125,821)     $     229,813
   Less: Reclassification adjustment for gains
      included in net income                                             (33,341)           11,669            (21,672)
   Unrealized gains (losses) on securities - OTTI                         97,996           (34,299)            63,697
   Adjustment to deferred policy acquisition costs                       (82,651)           28,928            (53,723)
   Adjustment to reserves                                                (14,903)            5,216             (9,687)
   Adjustment to unearned policy and contract fees                        25,924            (9,073)            16,851
   Adjustment to pension and other postretirement plans                  (27,697)            9,694            (18,003)
                                                                   --------------    ---------------    --------------
      Other comprehensive income                                   $     320,962     $    (113,686)     $     207,276
                                                                   ==============    ===============    ==============


  The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

                                                                                         2012              2011
                                                                                     --------------    --------------
Gross unrealized gains                                                               $   1,173,099     $     903,505
Gross unrealized losses                                                                    (29,789)          (40,028)
Gross unrealized losses - OTTI                                                              18,342             1,120
Adjustment to deferred policy acquisition costs                                           (297,214)         (207,681)
Adjustment to reserves                                                                    (190,979)         (146,928)
Adjustment to unearned policy and contract fees                                             92,708            82,947
Adjustment to pension and other postretirement plans                                       (13,997)          (12,559)
                                                                                     --------------    --------------
                                                                                           752,170           580,376
Deferred federal income tax expenses                                                      (259,704)         (198,425)
                                                                                     --------------    --------------
      Net accumulated other comprehensive income (loss)                              $     492,466     $     381,951
                                                                                     ==============    ==============


(21)  STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

 The Company declared and paid cash dividends to SFG totaling $0, $0 and $11,000 during the years ended December 31, 2012, 2011, and 2010, respectively.

 Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2012 statutory results, the maximum amount available for the payment of dividends during 2013 by Minnesota Life Insurance Company without prior regulatory approval is $218,183.

 For the years ended December 31, 2012, 2011 and 2010 there were no capital contributions from SFG to the Company.

(22) COMMITMENTS AND CONTINGENCIES

 The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

 In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

 The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2012 and 2011, these securities were reported at fair value of $48,161 and $30,433, respectively.

 The Company has long-term commitments to fund alternative investments and real estate investments totaling $279,149 as of December 31, 2012. The Company estimates that $112,000 of these commitments will be invested in 2013, with the remaining $167,149 invested over the next four years.

 As of December 31, 2012, the Company had committed to purchase mortgage loans totaling $70,855 but had not completed the purchase transactions.

 As of December 31, 2012, the Company had committed to purchase corporate fixed maturity securities totaling $23,188 but had not completed the purchase transactions.

 The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows: 2013, $11,267; 2014, $11,267; 2015, $11,267; 2016, $11,267; 2017, $11,267.

 The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2013, $719; 2014, $687; 2015, $656; 2016,
 $399; 2017, $268. Lease expense, net of sub-lease income, for the years ended December 31, 2012, 2011 and 2010 was $8,731, $8,649, and $8,561, respectively.
 The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2013, $3,448; 2014, $3,123; 2015, $2,229; 2016, $1,658;
 2017, $1,096.

 At December 31, 2012, the Company had guaranteed the payment of $55,200 of policyholder dividends and discretionary amounts payable in 2013. The Company has pledged fixed maturity securities, valued at $67,938 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

 The Company has a 100% coinsurance agreement for its individual disability line within its Corporate business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2012 and 2011, the assets held in trust were $582,178 and $599,410, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

 Occasionally, the Company will enter into arrangements whereby certain lease obligations related to general agents' office space are guaranteed. Additionally, the Company will occasionally enter into loan guarantees for general agents. The accrual related to these guarantees is immaterial at December 31, 2012.

 In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

 In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

 The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2013. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2012 and 2011 was approximately $2,516 and $2,229, respectively.

 The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2012 and 2011 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,267 and $2,394 as of December 31, 2012 and 2011, respectively. These assets are being amortized over a five-year period.

(23) STATUTORY ACCOUNTING PRACTICES

 The Company's insurance operations, domiciled in various states, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the regulatory authority of the state of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

 The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiaries exceeded the minimum RBC requirements for the years ended December 31, 2012, 2011 and 2010.

 The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company's insurance operations reported net income of $137,877, $128,147 and $81,469 in 2012, 2011 and 2010, respectively. Statutory surplus of these operations was $2,181,829 and $2,037,134 as of December 31, 2012 and 2011,
 respectively.

(24) SUBSEQUENT EVENTS

 The Company evaluated subsequent events through March 6, 2013, the date these financial statements were issued. There were no material subsequent events that required recognition or further disclosure in the Company's financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2012
                                (IN THOUSANDS)

                                                                                                         AS SHOWN
                                                                                                          ON THE
                                                                                                       CONSOLIDATED
TYPE OF INVESTMENT                                              COST (3)             VALUE             BALANCE SHEET (1)
                                                            -----------------   -----------------    ---------------------
Fixed maturity securities
     U.S. government                                         $       351,678     $       387,852      $       387,852
     Agencies not backed by the full faith and
       credit of the U.S. government                                 189,441             199,208              199,208
     Foreign governments                                              48,309              57,504               57,504
     Public utilities                                                775,064             871,007              871,007
     Asset-backed securities                                         436,413             479,843              479,843
     Mortgage-backed securities                                    2,716,652           2,940,574            2,940,574
     All other corporate fixed maturity securities                 5,617,031           6,219,574            6,219,574
                                                            -----------------   -----------------    -----------------
        Total fixed maturity securities                           10,134,588          11,155,562           11,155,562
                                                            -----------------   -----------------    -----------------

Equity securities:
     Common stocks:
        Public utilities                                              29,873              29,041               29,041
        Banks, trusts and insurance companies                        147,252             165,933              165,933
        Industrial, miscellaneous and all other                       82,499             109,694              109,694
     Nonredeemable preferred stocks                                   12,245              12,604               12,604
                                                            -----------------   -----------------    -----------------
        Total equity securities                                      271,869             317,272              317,272
                                                            -----------------   -----------------    -----------------

Mortgage loans on real estate                                      1,538,502              xxxxxx            1,538,502
Real estate (2)                                                        4,755              xxxxxx                4,755
Policy loans                                                         352,756              xxxxxx              352,756
Other investments                                                    307,416              xxxxxx              307,416
Alternative investments                                              424,367              xxxxxx              494,890
Derivative investments                                               195,693              xxxxxx              195,693
Fixed maturity securities on loan                                     43,649              xxxxxx               47,560
Equity securities on loan                                              4,789              xxxxxx                5,692
                                                            -----------------                        -----------------
        Total                                                      2,871,927              xxxxxx            2,947,264
                                                            -----------------                        -----------------

Total investments                                            $    13,278,384              xxxxxx      $    14,420,098
                                                            =================                        =================


(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $4,755.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.


See accompanying report of independent registered public accounting firm.

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
         SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                         (IN THOUSANDS)



                                         AS OF DECEMBER 31,
                       --------------------------------------------------------
                        DEFERRED     FUTURE POLICY                 OTHER POLICY
                         POLICY        BENEFITS,                   CLAIMS AND
                       ACQUISITION   LOSSES, CLAIMS   UNEARNED      BENEFITS
                          COSTS      AND SETTLEMENT  PREMIUMS (2)    PAYABLE
      SEGMENT                        EXPENSES (1)
---------------------  ------------  -------------- -------------  ------------
2012:
   Life insurance       $  534,160    $  4,575,182   $   166,531    $  372,889
   Accident and
      health insurance      18,449         700,621        41,602        48,857
   Annuity                 132,608       5,430,037            50           129
                       ------------  -------------- -------------  ------------
                        $  685,217    $ 10,705,840   $   208,183    $  421,875
                       ============  ============== =============  ============

2011:
   Life insurance       $  547,299    $  4,032,968   $   138,391    $  311,251
   Accident and
      health insurance      22,400         706,414        33,280        38,164
   Annuity                 125,048       5,319,429            20            60
                       ------------  -------------- -------------  ------------
                        $  694,747    $ 10,058,811   $   171,691    $  349,475
                       ============  ============== =============  ============

2010:
   Life insurance       $  560,467    $  3,677,196   $   176,305    $  285,109
   Accident and
      health insurance      22,643         708,003        31,645        33,441
   Annuity                 141,273       5,053,172            16            42
                       ------------  -------------- -------------  ------------
                        $  724,383    $  9,438,371   $   207,966    $  318,592
                       ============  ============== =============  ============


                                         FOR THE YEARS ENDED DECEMBER 31,
                       --------------------------------------------------------------------------------------
                                                      BENEFITS,      AMORTIZATION
                                          NET        CLAIMS, LOSSES  OF DEFERRED       OTHER
                         PREMIUM      INVESTMENT     AND SETTLEMENT    POLICY       OPERATING      PREMIUMS
                       REVENUE (3)      INCOME        EXPENSES (5)   ACQUISITION     EXPENSES     WRITTEN (4)
      SEGMENT                                                           COSTS
---------------------  ------------   ------------   ------------   ------------- -------------  ------------
2012:
   Life insurance       $1,837,046     $  363,692     $1,649,410     $   138,796   $   622,318
   Accident and
      health insurance     215,540         10,117         86,697          10,481       119,309
   Annuity                 165,249        255,524        251,870          31,190       152,461
                       ------------   ------------   ------------   ------------- -------------  ------------
                        $2,217,835     $  629,333     $1,987,977     $   180,467   $   894,088    $        -
                       ============   ============   ============   ============= =============  ============

2011:
   Life insurance       $1,678,480     $  343,629     $1,508,414     $   121,768   $   581,951
   Accident and
      health insurance     194,097         10,597         77,830           9,940       113,393
   Annuity                 204,774        263,898        300,639          37,473       142,049
                       ------------   ------------   ------------   ------------- -------------  ------------
                        $2,077,351     $  618,124     $1,886,883     $   169,181   $   837,393    $        -
                       ============   ============   ============   ============= =============  ============

2010:
   Life insurance       $1,599,457     $  314,767     $1,434,989     $   135,572   $   571,227
   Accident and
      health insurance     162,123         10,540         74,689          11,339        99,178
   Annuity                 194,628        260,649        300,394          37,622       136,290
                       ------------   ------------   ------------   ------------- -------------  ------------
                        $1,956,208     $  585,956     $1,810,072     $   184,533   $   806,695    $        -
                       ============   ============   ============   ============= =============  ============


   (1)  Includes policy and contract account balances
   (2)  Includes unearned policy and contract fees
   (3)  Includes policy and contract fees
   (4)  Applies only to property and liability insurance
   (5) Includes interest credited to policies and contracts and policyholder dividends




See accompanying report of independent registered public accounting firm.

                 MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                   YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                                 (IN THOUSANDS)


                                                                                                                         PERCENTAGE
                                                                   CEDED TO         ASSUMED FROM                         OF AMOUNT
                                                 GROSS              OTHER              OTHER                NET           ASSUMED
                                                 AMOUNT           COMPANIES          COMPANIES            AMOUNT           TO NET
                                            -----------------  -----------------  -----------------  ------------------  ----------

2012:   Life insurance in force              $   851,766,646    $   223,184,654    $       868,248    $    629,450,240        0.1%
                                            =================  =================  =================  ==================
        Premiums:
             Life insurance                  $     1,740,495    $       347,617    $        22,871    $      1,415,749        1.6%
             Accident and health insurance           311,291             98,612              2,861             215,540        1.3%
             Annuity                                  32,539                  -                  -              32,539        0.0%
                                            -----------------  -----------------  -----------------  ------------------
                  Total premiums             $     2,084,325    $       446,229    $        25,732    $      1,663,828        1.5%
                                            =================  =================  =================  ==================

2011:   Life insurance in force              $   771,937,513    $   189,269,664    $       897,972    $    583,565,821        0.2%
                                            =================  =================  =================  ==================
        Premiums:
             Life insurance                  $     1,516,771    $       275,426    $        24,382    $      1,265,727        1.9%
             Accident and health insurance           278,537             88,259              3,819             194,097        2.0%
             Annuity                                  82,175                  -                  -              82,175        0.0%
                                            -----------------  -----------------  -----------------  ------------------
                  Total premiums             $     1,877,483    $       363,685    $        28,201    $      1,541,999        1.8%
                                            =================  =================  =================  ==================

2010:   Life insurance in force              $   680,020,319    $   150,837,900    $     1,031,813    $    530,214,232        0.2%
                                            =================  =================  =================  ==================
        Premiums:
             Life insurance                  $     1,385,008    $       219,309    $        21,915    $      1,187,614        1.8%
             Accident and health insurance           236,168             78,701              4,656             162,123        2.9%
             Annuity                                  83,351                  -                  -              83,351        0.0%
                                            -----------------  -----------------  -----------------  ------------------
                  Total premiums             $     1,704,527    $       298,010    $        26,571    $      1,433,088        1.9%
                                            =================  =================  =================  ==================




See accompanying report of independent registered public accounting firm.